UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf,

Boston, MA 02110

(Address of principal executive offices) (Zip code)

J.B. Kittredge,

Chief Executive Officer,

40 Rowes Wharf,

Boston, MA 02110

(Name and address of agent for service)

617-346-7646

Registrant’s telephone number, including area code:

Date of fiscal year end: 02/28/15

Date of reporting period: 05/31/14

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the Registrant for the periods ended May 31, 2014 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($) / Principal Amount	Description	Value ($)
	DEBT OBLIGATIONS — 60.1%

	U.S. Government — 60.1%
154,108,848	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	187,338,568
35,974,290	U.S. Treasury Inflation Indexed Bond, 0.50%, due 04/15/15 (a)	36,519,516
804,804,082	U.S. Treasury Inflation Indexed Bond, 0.13%, due 01/15/23 (a)	802,351,843
264,050,220	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (a)	285,751,980
778,744,458	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (a)	783,429,385

	Total U.S. Government	2,095,391,292

	TOTAL DEBT OBLIGATIONS (COST $2,060,551,352)	2,095,391,292

	MUTUAL FUNDS — 3.1%

	United States — 3.1%
	Affiliated Issuers — 3.1%
4,325,615	GMO U.S. Treasury Fund	108,140,380

	TOTAL MUTUAL FUNDS (COST $108,140,380)	108,140,380

	OPTIONS PURCHASED — 0.1%

	Options on Interest Rate Swaps — 0.1%
54,500,000	USD Swaption Call, Expires 06/19/14, Strike 2.65, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 54,500,000 USD in which it will pay 3 month USD LIBOR and will receive a rate of 2.65%, maturing on 06/23/24. (OTC) (CP - MSCI)	471,915
54,500,000	USD Swaption Call, Expires 07/16/14, Strike 2.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 54,500,000 USD in which it will pay 3 month USD LIBOR and will receive a rate of 2.87%, maturing on 07/18/24. (OTC) (CP - GS)	1,359,339

Par Value ($) / Principal Amount / Shares	Description	Value ($)
	Options on Interest Rate Swaps — continued
54,500,000	USD Swaption Put, Expires 06/19/14, Strike 2.65, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 54,500,000 USD in which it will pay a rate of 2.65% and will receive 3 month USD LIBOR, maturing on 06/23/24. (OTC) (CP - MSCI)	176,689
54,500,000	USD Swaption Put, Expires 07/16/14, Strike 2.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 54,500,000 USD in which it will pay a rate of 2.87% and will receive 3 month USD LIBOR, maturing on 07/18/24. (OTC) (CP - GS)	93,577

	Total Options on Interest Rate Swaps	2,101,520

	TOTAL OPTIONS PURCHASED (COST $2,021,950)	2,101,520

	SHORT-TERM INVESTMENTS — 27.8%
	Money Market Funds — 9.1%
318,126,924	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (b)	318,126,924

	U.S. Government — 18.7%
250,000,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (c)	249,973,000
200,000,000	U.S. Treasury Bill, 0.04%, due 11/06/14 (c)	199,965,200
200,000,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (c)	199,951,200

	Total U.S. Government	649,889,400

	TOTAL SHORT-TERM INVESTMENTS (COST $968,026,598)	968,016,324

	TOTAL INVESTMENTS — 91.1% (Cost $3,138,740,280)	3,173,649,516
	Other Assets and Liabilities (net) — 8.9%	309,944,116

	TOTAL NET ASSETS — 100.0%	$3,483,593,632

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
13,300,000	USD	5/15/2024	CSS (d)	(Pay)	2.71%	3 Month USD LIBOR	$(186,451)
15,900,000	USD	5/22/2024	CSS (d)	(Pay)	2.61%	3 Month USD LIBOR	(76,571)
13,300,000	USD	5/23/2024	CSS (d)	Receive	2.65%	3 Month USD LIBOR	103,679
17,000,000	USD	5/28/2024	CSS (d)	(Pay)	2.61%	3 Month USD LIBOR	(88,185)
41,500,000	USD	6/2/2024	CSS (d)	(Pay)	2.51%	3 Month USD LIBOR	193,249
16,800,000	USD	6/2/2024	CSS (d)	Receive	2.56%	3 Month USD LIBOR	(7,624)

							$(61,903)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

CP - Counterparty

OTC - Over-the-Counter

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2014, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

MSCI - Morgan Stanley Capital International PLC

Currency Abbreviations:

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 49.8%

		Albania — 3.8%
		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	9,479,164

		Australia — 0.1%
		Asset-Backed Securities
USD	96,452	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.29%, due 04/19/38	94,711

		United Kingdom — 0.1%
		Asset-Backed Securities
USD	285,740	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.43%, due 01/13/39	282,340
USD	15,186	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	15,028

		Total United Kingdom	297,368

		United States — 45.8%
		Asset-Backed Securities — 0.6%
USD	280,737	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.55%, due 05/25/37 ¿	18,950
USD	88,623	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 09/25/36 ¿	35,467
USD	89,919	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.54%, due 01/25/36	77,555
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.48%, due 01/25/24	292,500
USD	452,290	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 04/25/36 ¿	358,157
USD	230,842	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36 ¿	23,265
USD	89,067	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 08/25/36 ¿	37,408
USD	498,351	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	458,483
USD	464,320	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.38%, due 02/25/37 ¿	206,195
USD	22,460	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.44%, due 12/25/32	21,000

			1,528,980

Par Value / Shares		Description	Value ($)
		United States — continued
		Corporate Debt — 2.0%
USD	1,000,000	Bank of America Corp., 3.30%, due 01/11/23	977,000
USD	1,000,000	Citigroup, Inc., 3.38%, due 03/01/23	991,660
USD	1,000,000	General Electric Capital Corp., 3.10%, due 01/09/23	998,900
USD	1,000,000	Goldman Sachs Group, Inc. (The), 3.63%, due 01/22/23	1,002,150
USD	1,000,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	985,700

			4,955,410

		U.S. Government — 37.2%
USD	10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	9,651,560
USD	50,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	49,308,600
USD	35,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (b)	33,154,310

			92,114,470

		U.S. Government Agency — 6.0%
USD	15,000,000	Federal National Mortgage Assoc., TBA, 3.00%, due 08/31/42	14,835,938

		Total United States	113,434,798

		TOTAL DEBT OBLIGATIONS (COST $121,780,375)	123,306,041

		MUTUAL FUNDS — 47.0%

		United States
		Affiliated Issuers
	347,371	GMO Debt Opportunities Fund, Class VI	8,559,213
	1,077,124	GMO Emerging Country Debt Fund, Class IV	11,395,970
	1,660,561	GMO U.S. Treasury Fund	41,514,019
	2,030,456	GMO World Opportunity Overlay Fund	54,903,537

		TOTAL MUTUAL FUNDS (COST $105,458,003)	116,372,739

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.1%
		Currency Options
AUD	12,800,000	USD Call/AUD Put, Expires 07/09/14, Strike 0.90, (OTC) (CP-DB)	18,953
EUR	5,200,000	USD Call/EUR Put, Expires 06/23/14, Strike 1.37, (OTC) (CP-CITI)	62,314
EUR	3,600,000	USD Call/EUR Put, Expires 11/12/14, Strike 1.35, (OTC) (CP-CITI)	62,313
GBP	3,500,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	—

		TOTAL OPTIONS PURCHASED (COST $392,826)	143,580

		SHORT-TERM INVESTMENTS — 8.3%

		Money Market Funds — 0.2%
	476,385	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	476,385

		U.S. Government — 8.1%
	1,300,000	U.S. Treasury Bill, 0.11%, due 07/24/14 (b)(d)	1,299,782
	6,850,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (d)	6,848,328
	11,925,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (d)	11,923,712

		TOTAL SHORT-TERM INVESTMENTS (COST $20,546,536)	20,548,207

		TOTAL INVESTMENTS — 105.2% (Cost $248,177,740)	260,370,567
		Other Assets and Liabilities (net) — (5.2%)	(12,841,773)

		TOTAL NET ASSETS — 100.0%	$247,528,794

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/17/2014	BCLY	CHF	6,500,000	USD	7,400,804	$141,267
06/24/2014	DB	EUR	5,400,000	USD	7,470,927	110,221
06/24/2014	JPM	EUR	1,800,000	USD	2,447,116	(6,453)
06/03/2014	BCLY	GBP	5,700,000	USD	9,529,990	(24,343)
07/01/2014	DB	JPY	1,830,000,000	USD	17,880,733	(98,840)
07/29/2014	BCLY	SEK	64,550,000	USD	9,788,757	151,684
06/03/2014	BCLY	USD	5,818,110	GBP	3,500,000	48,586
06/03/2014	CITI	USD	3,728,980	GBP	2,200,000	(41,343)
06/10/2014	DB	USD	15,111,719	NZD	17,800,000	(4,697)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/08/2014	BCLY	USD	11,382,141	NOK	67,800,000	$(56,061)
07/15/2014	BCLY	USD	6,538,630	AUD	7,000,000	(42,970)
07/22/2014	BCLY	USD	642,967	CAD	700,000	1,836
08/05/2014	BCLY	USD	9,525,477	GBP	5,700,000	24,221

						$203,108

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
78	Australian Government Bond 10 Yr.	June 2014	$8,678,060	$250,293
173	U.S. Treasury Note 10 Yr. (CBT)	September 2014	21,714,203	120,743
189	U.S. Treasury Note 5 Yr. (CBT)	September 2014	22,634,227	32,554
7	UK Gilt Long Bond	September 2014	1,300,484	10,079

			$54,326,974	$413,669

Sales
66	Canadian Government Bond 10 Yr.	September 2014	$8,256,610	$(66,590)
10	Euro Bund	June 2014	2,003,297	(13,599)
37	Japanese Government Bond 10 Yr. (TSE)	June 2014	52,911,691	(257,783)
123	U.S. Long Bond (CBT)	September 2014	16,908,656	(102,229)
108	U.S. Treasury Note 2 Yr. (CBT)	September 2014	23,734,687	(7,074)

			$103,814,941	$(447,275)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Written Options

Number of Contracts			Expiration Date	Description	Premiums	Market Value
Put	EUR	5,200,000	06/23/2014	USD Call/Euro Put, Strike 1.32 (OTC) (CP-CITI)	$16,640	$(3,927)
Put	GBP	3,500,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	50,606	(117)

					$67,246	$(4,044)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
40,000,000	USD	12/20/2015	BCLY	(Pay)	1.00%	0.15%	CDX.NA.IG.19	N/A		$(614,993)
25,000,000	USD	12/20/2022	BCLY	Receive	1.00%	0.99%	CDX.NA.IG.19	25,000,000	USD	74,197

										$(540,796)

							Premiums to (Pay) Receive			$1,238,548

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
9,600,000	CHF	9/17/2024	BCI (e)	(Pay)	1.45%	6 Month CHF LIBOR	$(341,734)
110,100,000	SEK	9/17/2024	BCI (e)	Receive	2.61%	3 Month SEK STIBOR	550,509

							$208,775

					Premiums to (Pay) Receive		$16,469

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
120,000,000	USD	8/29/2014	BCLY	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	$—

				Premiums to (Pay) Receive		$—

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BBA - British Banks Association

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced - Delayed Delivery Security

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

¿	These securities are primarily backed by subprime mortgages.
(a)	Security is backed by U.S. Treasury Bonds.
(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(c)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.
(d)	The rate shown represents yield-to-maturity.
(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 34.6%

		Canada — 7.4%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada, 1.50%, due 06/01/23	3,499,770
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,033,865

		Total Canada	5,533,635

		France — 7.5%
		Foreign Government Obligations
EUR	3,300,000	Government of France, 4.00%, due 10/25/38	5,575,760

		Germany — 3.9%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34 (a)	2,912,711

		Italy — 8.8%
		Foreign Government Obligations
EUR	4,100,000	Italy Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	6,554,679

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	500,000	Netherlands Government Bond, 3.75%, due 01/15/42	882,524

		Spain — 3.9%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	2,918,214

		United Kingdom — 1.9%
		Foreign Government Obligations
GBP	700,000	United Kingdom Gilt, 4.75%, due 12/07/30	1,425,255

		TOTAL DEBT OBLIGATIONS (COST $21,807,267)	25,802,778

		MUTUAL FUNDS — 56.5%

		United States — 56.5%
		Affiliated Issuers
	293,832	GMO Debt Opportunities Fund, Class VI	7,240,008
	319,579	GMO Emerging Country Debt Fund, Class IV	3,381,142
	613,380	GMO U.S. Treasury Fund	15,334,508
	599,715	GMO World Opportunity Overlay Fund	16,216,305

		TOTAL MUTUAL FUNDS (COST $37,858,191)	42,171,963

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Currency Options
AUD	3,900,000	USD Call/AUD Put, Expires 07/09/14, Strike 0.90, (OTC) (CP-DB)	5,775
EUR	1,600,000	USD Call/EUR Put, Expires 06/23/14, Strike 1.37, (OTC) (CP-CITI)	19,173
EUR	1,100,000	USD Call/EUR Put, Expires 11/12/14, Strike 1.35, (OTC) (CP-CITI)	19,040
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	—

		TOTAL OPTIONS PURCHASED (COST $116,622)	43,988

		SHORT-TERM INVESTMENTS — 7.1%

		Money Market Funds — 1.0%
	751,792	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	751,792

		U.S. Government — 6.1%
	2,250,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (c)	2,249,757
	1,700,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (c)	1,699,585
	600,000	U.S. Treasury Bill, 0.11%, due 07/24/14 (a) (c)	599,899

		Total U.S. Government	4,549,241

		TOTAL SHORT-TERM INVESTMENTS (COST $5,300,671)	5,301,033

		TOTAL INVESTMENTS — 98.3% (Cost $65,082,751)	73,319,762
		Other Assets and Liabilities (net) — 1.7%	1,289,317

		TOTAL NET ASSETS — 100.0%	$74,609,079

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/22/2014	BCLY	CAD	5,700,000	USD	5,235,592	$(14,952)
06/17/2014	BCLY	CHF	1,900,000	USD	2,163,312	41,294
06/24/2014	DB	EUR	15,300,000	USD	21,167,627	312,289
06/24/2014	JPM	EUR	1,200,000	USD	1,635,946	233
06/03/2014	BCLY	GBP	900,000	USD	1,504,735	(3,844)
07/01/2014	DB	JPY	550,000,000	USD	5,373,991	(29,706)
07/29/2014	BCLY	SEK	19,400,000	USD	2,941,935	45,588
06/03/2014	BCLY	USD	332,463	GBP	200,000	2,776
06/03/2014	CITI	USD	1,186,494	GBP	700,000	(13,155)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/10/2014	DB	USD	4,499,557	NZD	5,300,000	$(1,398)
07/08/2014	BCLY	USD	3,441,503	NOK	20,500,000	(16,951)
07/15/2014	BCLY	USD	1,961,589	AUD	2,100,000	(12,891)
08/05/2014	BCLY	USD	1,504,023	GBP	900,000	3,824

						$313,107

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
13	Australian Government Bond 3 Yr.	June 2014	$1,321,671	$5,965
32	Australian Government Bond 10 Yr.	June 2014	3,560,230	108,139
120	Euro BOBL	June 2014	20,759,727	244,612
67	U.S. Treasury Note 10 Yr. (CBT)	September 2014	8,409,547	46,762
72	UK Gilt Long Bond	September 2014	13,376,408	103,674

			$47,427,583	$509,152

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
33	Canadian Government Bond 10 Yr.	September 2014	$4,128,305	$(33,295)
18	Euro Bund	June 2014	3,605,934	(101,351)
11	Japanese Government Bond 10 Yr. (TSE)	June 2014	15,730,503	(76,638)
2	U.S. Long Bond (CBT)	September 2014	274,937	(1,662)

			$23,739,679	$(212,946)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	EUR	1,600,000	06/23/2014	USD Call/Euro Put, Strike 1.32 (OTC) (CP-CITI)	$5,120	$(1,208)
Put	GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	14,459	(34)

					$19,579	$(1,242)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,900,000	CHF	9/17/2024	BCI (d)	(Pay)	1.45%	6 Month CHF LIBOR	$(103,232)
36,300,000	SEK	9/17/2024	BCI (d)	Receive	2.61%	3 Month SEK STIBOR	181,503

							$78,271

						Premiums to (Pay) Receive	$4,975

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 97.2%

	Asset-Backed Securities — 96.0%
	Airlines — 0.5%
13,480,021	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	5,931,209
4,183,967	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	4,686,043

	Total Airlines	10,617,252

	Auto Floor Plan — 1.6%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,059,700
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.50%, due 06/15/17	5,545,547
3,375,000	Ford Credit Floorplan Master Owner Trust, Series 10-3, Class C, 144A, 4.99%, due 02/15/17	3,476,250
2,000,000	Ford Credit Floorplan Master Owner Trust, Series 12-2, Class C, 2.86%, due 01/15/19	2,061,000
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,531,175
7,430,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class C, 1.37%, due 01/15/18	7,469,379
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,841,704

	Total Auto Floor Plan	33,984,755

	Auto Other — 0.8%
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.70%, due 05/07/24	3,662,438
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.00%, due 05/07/24	2,542,480
7,000,000	Hertz Fleet Lease Funding LP, Series 13-3, Class D, 144A, 1 mo. LIBOR + 2.00%, 2.15%, due 12/10/27	7,086,730
5,000,000	Hertz Fleet Lease Funding LP, Series 14-1, Class E, 144A, 1 mo. LIBOR + 1.95%, 2.10%, due 04/10/28	5,002,650

	Total Auto Other	18,294,298

	Auto Rental — 2.5%
3,440,000	Avis Budget Rental Car Funding AESOP LLC, Series 10-5A, Class B, 144A, 5.11%, due 03/20/17	3,660,366
13,375,000	Avis Budget Rental Car Funding AESOP LLC, Series 11-5A, Class B, 144A, 4.72%, due 02/20/18	14,344,688
3,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 12-2A, Class B, 144A, 3.89%, due 05/20/18	3,167,040
10,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-1A, Class B, 144A, 2.62%, due 09/20/19	10,174,830
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-2A, Class C, 144A,, 3.52%, due 02/20/20	5,001,100
4,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 14-1A, Class C, 144A, 3.75%, due 07/20/20	4,519,980

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Rental — continued
5,000,000	Hertz Vehicle Financing LLC, Series 09-2A, Class B2, 144A, 5.93%, due 03/25/16	5,138,281
7,500,000	Hertz Vehicle Financing LLC, Series 13-1A, Class B1, 144A, 1.86%, due 08/25/17	7,536,750

	Total Auto Rental	53,543,035

	Auto Retail Prime — 1.6%
10,160,000	Ally Auto Receivables Trust, Series 12-A, Class D, 144A, 3.15%, due 10/15/18	10,490,200
5,987,527	California Republic Auto Receivables Trust, Series 12-1, Class A, 144A, 1.18%, due 08/15/17	5,997,208
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,570,749
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,327,703

	Total Auto Retail Prime	34,385,860

	Auto Retail Subprime — 13.6%
15,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	16,111,697
12,962,000	AmeriCredit Automobile Receivables Trust, Series 12-3, Class E, 144A, 4.46%, due 11/08/19	13,658,772
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,569,002
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	9,157,320
2,320,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,351,151
1,330,000	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,344,421
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	4,050,680
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,536,555
540,237	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	561,846
462,036	CPS Auto Trust, Series 11-C, Class D, 144A, 10.00%, due 03/15/19	475,019
493,647	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	507,677
1,663,032	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	1,694,214
650,391	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	665,012
2,300,000	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	2,337,398
1,200,000	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	1,229,676
13,202,939	CPS Auto Trust, Series 13-B, Class A, 144A, 1.82%, due 09/15/20	13,294,172
10,250,000	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	10,461,458
2,820,000	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	2,910,832

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
19,538,004	DT Auto Owner Trust, Series 11-3A, Class D, 144A, 5.83%, due 03/15/18	19,802,627
15,000,000	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	15,264,844
18,050,000	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	18,684,746
8,000,000	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	8,188,750
14,000,000	DT Auto Owner Trust, Series 14-1A, Class D, 144A, 3.98%, due 01/15/21	14,172,812
7,000,000	Exeter Automobile Receivables Trust, Series 13-1A, Class D, 144A, 5.05%, due 10/15/19	7,180,040
25,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	26,722,700
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,123,780
12,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	12,336,180
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	4,999,035
6,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	5,998,863
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,109,680
5,500,000	First Investors Auto Owner Trust, Series 13-2A, Class D, 144A, 3.58%, due 06/15/20	5,541,437
3,000,000	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	3,146,400
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	3,017,640
1,500,000	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,509,075
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,408,274
1,295,027	Santander Consumer Acquired Receivables Trust, Series 11-WO, Class C, 144A, 3.19%, due 10/15/15	1,299,080
3,579,595	Santander Drive Auto Receivables Trust, Series 10-2, Class C, 3.89%, due 07/17/17	3,615,391
5,750,000	Santander Drive Auto Receivables Trust, Series 11-4, Class D, 4.74%, due 09/15/17	6,066,250
5,000,000	Santander Drive Auto Receivables Trust, Series 12-2, Class D, 3.87%, due 02/15/18	5,228,500
25,000,000	Santander Drive Auto Receivables Trust, Series 12-3, Class D, 3.64%, due 05/15/18	26,162,425
6,000,000	Santander Drive Auto Receivables Trust, Series 13-1, Class C, 1.76%, due 01/15/19	6,026,820
1,000,000	SNAAC Auto Receivables Trust, Series 14-1A, Class E, 144A, 4.58%, due 04/15/21	1,012,499
5,000,000	United Auto Credit Securitization Trust, Series 13-1, Class E, 144A, 4.40%, due 04/15/19	4,989,062

	Total Auto Retail Subprime	297,523,812

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Business Loans — 8.1%
1,000,000	Ascentium Equipment Receivables, Series 14-1A, Class C, 144A, 2.46%, due 11/13/18	999,700
2,580,000	Ascentium Equipment Receivables, Series 14-1A, Class D, 144A, 3.10%, due 06/10/21	2,580,000
1,664,652	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.51%, due 04/25/34	1,548,127
1,558,322	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.52%, due 01/25/35	1,441,448
6,354,298	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.54%, due 01/25/36	5,480,582
11,151,406	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, 1 mo. LIBOR + .28%, 0.43%, due 07/25/36	9,722,911
1,830,733	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.45%, due 10/25/36	1,556,123
12,572,471	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, 1 mo. LIBOR + .27%, 0.42%, due 07/25/37	10,407,492
9,545,765	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.39%, due 07/25/37	8,209,358
17,089,839	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.45%, due 12/25/37	16,790,767
5,526,748	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 05/28/39	3,260,781
5,804,824	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	2,480,401
8,830,261	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	6,900,849
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,103,350
910,122	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.44%, due 05/15/32	864,615
3,641,795	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	3,350,452
9,041,896	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.33%, due 11/15/34	8,454,172
14,621,933	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.32%, due 04/16/35	13,598,398
14,945,599	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.15%, due 04/16/35	11,956,479
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.85%, due 10/20/17	5,787,933

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Business Loans — continued
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,075,000
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,920,423
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,850,178
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,213,175
4,154,650	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/25/30	3,882,146
2,627,724	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 09/25/30	2,430,645
2,500,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class C, 144A, 2.55%, due 01/18/19	2,501,247
5,000,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class D, 144A, 3.29%, due 01/18/19	5,004,280
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-1, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.40%, due 01/25/18	7,014,700
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-2, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.40%, due 09/25/18	7,029,302
12,000,000	OnDeck Asset Securitization Trust, Series 14-1A, Class A, 144A, 3.15%, due 05/17/18	12,056,532
1,000,000	OnDeck Asset Securitization Trust, Series 14-1A, Class B, 144A, 5.68%, due 05/17/18	1,012,692

	Total Business Loans	175,484,258

	CMBS — 5.6%
8,544,718	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	8,514,811
17,000,000	Commercial Mortgage Pass-Through Certificates, Series 13-300P, Class D, 144A, 4.54%, due 08/10/30	15,766,593
5,000,000	GP Portfolio Trust, Series 14-GPP, Class D, 144A, 1 mo. LIBOR + 2.75%, 2.90%, due 02/15/27	5,005,500
127,370	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	127,410
23,940,000	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, 1 mo. LIBOR + 3.75%, 3.90%, due 11/05/30	24,165,036
15,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 14-FBLU, Class D, 144A, 1 mo. LIBOR + 2.60%, 2.75%, due 12/15/28	15,773,625
13,709,717	Monty Parent Issuer, 144A, 3.47%, due 10/20/15	13,726,855
19,433,310	Monty Parent Issuer LLC, 144A, 4.25%, due 10/20/15	19,481,893
19,000,000	SCG Trust, Series 13-SRP1, Class D, 144A, 1 mo. LIBOR + 3.34%, 3.49%, due 11/15/26	18,430,000
1,929,473	VFC LLC, Series 13-1, Class A, 144A, 3.13%, due 03/20/26	1,929,473

	Total CMBS	122,921,196

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	CMBS Collateralized Debt Obligations — 0.7%
5,897,785	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52 *	5,898
16,343,045	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.48%, due 05/25/46	15,689,324

	Total CMBS Collateralized Debt Obligations	15,695,222

	Credit Cards — 2.3%
8,260,000	1st Financial Bank USA, Series 10-D, Class D, 144A, 7.86%, due 06/17/19	8,275,488
10,000,000	Citibank Credit Card Issuance Trust, Series 05-C2, Class C2, 1 mo. LIBOR + .47%, 0.62%, due 03/24/17	9,996,875
20,000,000	GE Capital Credit Card Master Note Trust, Series 09-4, Class C, 144A, 7.82%, due 11/15/17	20,586,600
10,000,000	GE Capital Credit Card Master Note Trust, Series 10-1, Class C, 144A, 5.75%, due 03/15/18	10,343,750

	Total Credit Cards	49,202,713

	Insured Business Loans — 0.0%
1,162,112	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.59%, due 10/25/30	929,690

	Insured Other — 1.0%
204,209	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.33%, due 08/18/21	202,576
7,076,712	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	6,858,883
7,246,082	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	7,046,531
3,288,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	1,156,718
30,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	6,740,500

	Total Insured Other	22,005,208

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.3%
1,638,323	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .42%, 0.57%, due 07/25/34	1,621,940
1,587,917	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.53%, due 12/25/33	1,516,461
435,264	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .66%, 0.81%, due 03/25/34	421,118

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Residential Asset-Backed Securities (United States) ¿ — continued
2,819,069	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.37%, due 11/25/35	2,706,306

	Total Insured Residential Asset-Backed Securities (United States)	6,265,825

	Insured Residential Mortgage-Backed Securities (United States) — 0.5%
362,379	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.49%, due 10/25/34	323,351
760,329	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.48%, due 01/25/35	673,347
6,604,590	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.30%, due 06/15/37	5,389,346
3,314,738	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.38%, due 10/25/34	3,059,171
98,255	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.61%, due 07/25/29	96,326
159,058	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.71%, due 08/15/30	132,018
218,969	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.59%, due 06/25/34	211,305
59,893	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.44%, due 12/25/32	56,000

	Total Insured Residential Mortgage-Backed Securities (United States)	9,940,864

	MBS Collateralized Debt Obligations — 0.2%
3,747,864	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.41%, due 03/04/39	3,691,646
1,631,772	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	1,426,781

	Total MBS Collateralized Debt Obligations	5,118,427

	Other — 6.2%
6,000,000	American Homes 4 Rent, Series 14-SFR1, Class D, 144A, 1 mo. LIBOR + 2.10%, 2.35%, due 06/17/31	5,985,600
11,062,000	American Homes 4 Rent, Series 14-SFR1, Class E, 144A, 1 mo. LIBOR + 2.50%, 2.75%, due 06/17/31	10,924,831
1,000,000	American Homes 4 Rent, Series 14-SFR1, Class F, 144A, 1 mo. LIBOR + 3.25%, 3.50%, due 06/17/31	997,400

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Other — continued
11,500,000	Colony American Homes 2014-1, Series 14-1A, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.40%, due 05/17/31	11,387,300
4,083,333	Global SC Finance II SRL, Series 12-1A, Class A, 144A, 4.11%, due 07/19/27	4,113,958
8,000,000	Guanay Finance Ltd., 144A, 6.00%, due 12/15/20	8,500,000
1,000,000	Invitation Homes Trust, Series 13-SFR1, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.40%, due 12/17/30	998,750
21,000,000	Invitation Homes Trust, Series 14-SFR1, Class F, 144A, 1 mo. LIBOR + 3.75%, 3.90%, due 06/17/31	21,000,000
15,500,000	OneMain Financial Issuance Trust 2014-1, Series 14-1A, Class A, 144A, 2.43%, due 06/18/24	15,572,695
10,000,000	OneMain Financial Issuance Trust 2014-1, Series 14-1A, Class B, 144A, 3.24%, due 06/18/24	10,075,000
30,000,000	Springleaf Funding Trust, Series 14-AA, Class A, 144A, 2.41%, due 12/15/22	30,138,000
4,500,000	Springleaf Funding Trust, Series 14-AA, Class B, 144A, 3.45%, due 12/15/22	4,515,782
4,000,000	Springleaf Funding Trust, Series 14-AA, Class C, 144A, 4.45%, due 12/15/22	4,002,732
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.55%, due 10/15/15	6,052,500

	Total Other	134,264,548

	Residential Asset-Backed Securities (United States) ¿ — 22.8%
1,082,025	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.54%, due 01/25/35	1,039,759
1,992,411	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .28%, 0.43%, due 02/25/36	816,888
1,761,680	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.33%, due 03/25/36	1,748,996
19,435,774	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.33%, due 10/25/36	10,009,424
3,420,989	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.31%, due 05/25/36	2,899,288
634,942	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.24%, due 06/25/36	371,441
8,309,655	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 04/25/36	7,644,883
3,026,963	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .32%, 0.47%, due 09/25/35	1,914,554
7,536,895	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .20%, 0.35%, due 06/25/36	2,581,386
8,761,861	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .34%, 0.49%, due 06/25/36	3,000,937
78,774	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .24%, 0.39%, due 09/25/36	28,556

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
396,996	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.32%, due 12/25/36	120,091
5,042,368	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.24%, due 01/25/37	2,911,968
2,928,299	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.22%, due 11/25/36	1,508,074
12,651,407	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .40%, 0.55%, due 05/25/37	853,970
1,475,188	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + 1.04%, 1.19%, due 05/25/34	1,447,012
59,632,725	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 07/25/36	25,367,761
7,843,095	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 09/25/36	3,138,807
10,234,843	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.34%, due 03/25/36	5,335,423
257,650	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 05/25/36	91,878
8,615,087	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 06/25/36	3,330,269
8,176,769	Asset-Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.30%, due 10/25/36	6,870,939
12,679,027	Asset-Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.37%, due 05/25/37	11,771,208
2,700,542	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.26%, due 11/25/36	2,320,036
8,491,879	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 11/25/36	4,161,870
1,602,944	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .32%, 0.47%, due 02/25/37	2,102,261
38,467,603	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 02/25/37	35,351,727
2,134,208	Carrington Mortgage Loan Trust, Series 07-RFC1, Class A1, 1 mo. LIBOR + .05%, 0.20%, due 12/25/36	2,123,537
5,120,517	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.31%, due 06/25/36	5,043,709
63,582	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .54%, 0.69%, due 04/25/33	59,697
11,768,676	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.31%, due 12/25/36	6,737,567
443,170	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 11/25/36	430,983

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
11,409,496	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, 1 mo. LIBOR + .14%, 0.29%, due 05/25/37	10,896,069
28,395,577	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.29%, due 02/25/37	27,060,985
460,362	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.45%, due 04/25/34	358,003
2,704,338	FBR Securitization Trust, Series 05-3, Class AV24, 1 mo. LIBOR + .68%, 0.83%, due 10/25/35	2,446,561
22,162,966	First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FF3, Class A2B, 1 mo. LIBOR + .40%, 0.55%, due 02/25/36	20,168,299
8,989,256	First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 04/25/36	7,118,367
6,989,958	Fremont Home Loan Trust, Series 06-1, Class 2A3, 1 mo. LIBOR + .18%, 0.33%, due 04/25/36	6,011,364
2,449,489	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36	246,863
1,328,296	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.25%, due 08/25/36	574,073
20,240,441	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 08/25/36	8,500,985
12,062,801	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.30%, due 08/25/36	5,669,517
5,301,457	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.31%, due 01/20/36	5,269,980
27,175,975	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.27%, due 12/25/36	14,946,786
1,702,584	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 03/25/37	1,647,250
654,592	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.40%, due 10/25/35	650,913
13,330,329	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.30%, due 03/25/36	8,864,669
10,587,160	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 06/25/36	5,664,131
21,678,376	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 08/25/36	9,294,604
13,373,536	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.31%, due 10/25/36	8,024,122

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
5,640,905	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .32%, 0.47%, due 03/25/36	1,805,089
21,437,563	Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-3, Class A2B, 1 mo. LIBOR + .13%, 0.28%, due 06/25/37	14,791,919
4,378,857	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.27%, due 02/25/37	2,220,081
178,168	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.43%, due 01/25/47	160,387
1,339,933	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .80%, 0.95%, due 08/25/34	1,277,988
4,871,063	Morgan Stanley Capital, Inc., Series 06-HE6, Class A2FP, 1 mo. LIBOR + .06%, 0.21%, due 09/25/36	2,465,976
704,542	Morgan Stanley Capital, Inc., Series 06-HE7, Class A2FP, 1 mo. LIBOR + .08%, 0.23%, due 09/25/36	565,395
1,397,034	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.32%, due 03/25/36	1,336,081
30,180,766	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.38%, due 02/25/37	13,402,675
1,385,325	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.25%, due 12/25/36	813,879
8,497,477	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.31%, due 04/25/36	6,088,867
1,233,998	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.25%, due 04/25/37	688,793
9,151,377	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 11/25/36	4,347,178
17,005,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, 1 mo. LIBOR + .41%, 0.56%, due 02/25/36	14,114,150
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.30%, due 07/25/36	617,344
15,677,548	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.41%, due 12/25/35	14,000,050
1,771,040	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.34%, due 09/25/45	1,779,895
44,445,246	Residential Asset Mortgage Products, Inc., Series 06-RS3, Class A4, 1 mo. LIBOR + .30%, 0.45%, due 05/25/36	32,667,256
7,799,275	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + .16%, 0.31%, due 02/25/37	7,034,946

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
434,359	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.40%, due 01/25/36	432,187
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.40%, due 04/25/37	8,725,000
262,783	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .54%, 0.69%, due 03/25/35	203,000
11,962,828	Saxon Asset Securities Trust, Series 06-2, Class A3C, 1 mo. LIBOR + .15%, 0.30%, due 09/25/36	10,670,842
6,628,079	Securitized Asset-Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.39%, due 03/25/36	5,816,139
18,936,289	Securitized Asset-Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.44%, due 12/25/35	16,555,997
712,824	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.31%, due 07/25/36	343,938
9,300,000	SG Mortgage Securities Trust, Series 06-FRE1, Class A2C, 1 mo. LIBOR + .27%, 0.42%, due 02/25/36	4,787,640
20,427,075	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.31%, due 07/25/36	7,376,217
7,197,199	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.23%, due 06/25/37	4,262,091
17,548,557	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 06/25/37	11,406,562
3,542,294	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.35%, due 01/25/36	3,382,891
52,576	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .58%, 0.73%, due 11/25/35	52,476
13,229,437	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.55%, due 06/25/37	6,912,381

	Total Residential Asset-Backed Securities (United States)	497,653,750

	Residential Mortgage-Backed Securities (Australian) — 1.8%
3,489,077	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.29%, due 07/20/38	3,456,346
5,324,138	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.29%, due 04/19/38	5,228,059
810,747	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.73%, due 09/27/35	793,892

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities (Australian) — continued
8,308,125	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.63%, due 03/14/36	8,005,792
664,182	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.64%, due 12/08/36	645,916
830,865	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.53%, due 05/27/38	799,716
3,638,916	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.28%, due 06/14/37	3,634,979
39,306	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.27%, due 02/27/39	39,228
3,007,550	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.30%, due 10/20/37	3,004,731
4,377,125	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 02/21/38	4,291,333
3,766,890	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 06/12/40	3,766,581
5,464,097	Westpac Securitization Trust, Series 07-1G, Class A2A, 144A, 3 mo. LIBOR + .05%, 0.28%, due 05/21/38	5,462,785

	Total Residential Mortgage-Backed Securities (Australian)	39,129,358

	Residential Mortgage-Backed Securities (European) — 2.8%
9,157,461	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.45%, due 09/20/66	8,857,096
14,327,822	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.43%, due 01/13/39	14,157,321
2,034,832	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	2,013,752
134,271	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	132,955
980,362	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .28%, 0.51%, due 09/20/44	986,244
4,144,426	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	4,107,126
2,938,104	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.51%, due 12/21/37	3,086,846
10,964,948	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.44%, due 11/15/38	10,269,879
6,561,575	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.43%, due 09/15/39	6,143,603
6,373,503	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.64%, due 05/15/34	6,138,958

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities (European) — continued
3,144,613	Saecure BV, Series 11A, Class A1A, 144A, 3 mo. LIBOR + 1.55%, 1.78%, due 07/30/92	3,183,920
2,000,000	Silverstone Master Issuer, Series 12-1A, Class 1A, 144A, 3 mo. LIBOR + 1.55%, 1.78%, due 01/21/55	2,021,800

	Total Residential Mortgage-Backed Securities (European)	61,099,500

	Residential Mortgage-Backed Securities (United States) — 4.8%
419,505	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.45%, due 08/25/35	369,584
14,505,685	Opteum Mortgage Acceptance Corp., Series 06-2, Class A1C, 1 mo. LIBOR + .27%, 0.42%, due 07/25/36	9,936,394
13,966,140	Stanwich Mortgage Loan Trust, Series 13-NPL2, Class A, 144A, 3.23%, due 04/16/59	14,035,970
13,547,615	US Residential Opportunity Fund Trust 2014-1, Series 14-1A, Class NOTE, 144A, 3.47%, due 03/25/34	13,628,901
3,827,898	Vericrest Opportunity Loan Transferee, Series 13-NPL4, Class A1, 144A, 3.96%, due 11/25/53	3,869,882
8,377,087	Vericrest Opportunity Loan Transferee, Series 13-NPL5, Class A1, 144A, 3.63%, due 04/25/55	8,418,973
18,409,774	Vericrest Opportunity Loan Transferee, Series 13-NPL6, Class A1, 144A, 3.63%, due 03/25/54	18,617,455
8,720,990	Vericrest Opportunity Loan Transferee, Series 13-NPL7, Class A1, 144A, 3.63%, due 11/25/53	8,780,947
7,046,398	Vericrest Opportunity Loan Transferee, Series 14-NPL1, Class A1, 144A, 3.63%, due 10/27/53	7,086,034
7,821,602	Vericrest Opportunity Loan Transferee, Series 14-NPL2, Class A1, 144A, 3.63%, due 11/25/53	7,863,151
16,336,982	Washington Mutual Mortgage Pass-Through, Series 06-AR10, Class A2A, 1 mo. LIBOR + .17%, 0.32%, due 12/25/36	12,844,952

	Total Residential Mortgage-Backed Securities (United States)	105,452,243

	Student Loans — 10.8%
22,900,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.48%, due 01/25/24	22,327,500
15,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 0.42%, due 09/25/29	13,837,500
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.43%, due 04/25/29	4,700,000
2,001,886	National Collegiate Student Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .19%, 0.34%, due 05/25/26	1,992,189
8,210,000	National Collegiate Student Loan Trust, Series 06-2, Class A3, 1 mo. LIBOR + .21%, 0.36%, due 11/25/27	7,512,150

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
7,856,767	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 10/25/27	7,719,274
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, 1 mo. LIBOR + .27%, 0.42%, due 03/26/29	2,193,509
15,658,469	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.28%, due 11/27/28	15,423,592
6,002,896	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.31%, due 12/23/19	5,996,653
50,258,000	SLC Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 0.68%, due 07/15/36	43,724,460
4,090,448	SLM Private Credit Student Loan Trust, Series 04-B, Class B, 3 mo. LIBOR + .47%, 0.70%, due 09/15/33	3,868,705
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.63%, due 06/15/33	7,640,000
3,830,406	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.81%, due 06/15/33	3,650,951
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.56%, due 03/15/24	7,837,000
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.66%, due 09/15/33	8,010,000
5,301,050	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.31%, due 04/27/20	5,258,552
6,736,156	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.30%, due 04/27/20	6,725,647
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.43%, due 06/15/23	13,440,000
13,000,000	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.40%, due 03/15/23	12,707,500
5,332,438	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR + .00%, 0.23%, due 07/25/17	5,327,425
1,231,547	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.48%, due 01/25/19	1,231,916
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 0.98%, due 01/25/19	10,897,875
6,404,071	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.40%, due 05/16/44	6,772,306
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.40%, due 06/16/42	6,366,000

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,138,900
7,000,000	SLM Student Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,729,359

	Total Student Loans	235,028,963

	Time Share — 4.7%
1,245,883	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,333,095
3,070,280	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	3,129,287
6,082,028	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	6,183,720
9,412,730	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	9,350,389
3,412,115	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	3,453,698
4,740,559	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	4,873,868
1,330,754	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	1,386,606
143,711	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	147,120
3,178,380	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	3,240,003
6,783,327	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	6,914,726
1,702,872	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	1,706,597
3,844,422	Sierra Receivables Funding Co. LLC, Series 13-1A, Class B, 144A, 2.39%, due 11/20/29	3,855,290
12,596,444	Sierra Receivables Funding Co. LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	12,870,606
8,393,241	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	8,591,993
10,207,710	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	10,411,956
634,505	Silverleaf Finance Vii LLC, Series 10-A, Class B, 144A, 8.00%, due 07/15/22	653,648
275,869	Silverleaf Finance Vii LLC, Series 10-A, Class C, 144A, 10.00%, due 07/15/22	282,399
8,296,635	Welk Resorts LLC, Series 13-AA, Class A, 144A, 3.10%, due 03/15/29	8,321,525
1,601,918	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	1,622,442
920,996	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	935,099
1,381,495	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	1,425,962
2,731,690	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	2,743,641
4,758,766	Westgate Resorts LLC, Series 13-1A, Class A, 144A, 2.25%, due 08/20/25	4,764,715
4,758,766	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	4,825,686

	Total Time Share	103,024,071

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Whole Business — 2.8%
50,235,000	CKE Restaurant Holdings, Inc., Series 13-1A, Class A2, 144A, 4.47%, due 03/20/43	51,786,257
9,087,952	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	9,244,719

	Total Whole Business	61,030,976

	Total Asset-Backed Securities	2,092,595,824

	U.S. Government Agency — 1.2%
871,093	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.53%, due 10/01/18 (a)	852,148
10,862,500	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 0.31%, due 02/01/25 (a)	10,201,996
9,375,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.47%, due 10/29/26 (a)	8,799,862
6,697,500	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.32%, due 07/01/23 (a)	6,355,325
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	212,600

	Total U.S. Government Agency	26,421,931

	TOTAL DEBT OBLIGATIONS (COST $2,284,791,299)	2,119,017,755

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
1,001,273	GMO U.S. Treasury Fund	25,031,828

	TOTAL MUTUAL FUNDS (COST $25,031,828)	25,031,828

	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.0%
817,554	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	817,554

	U.S. Government — 0.5%
11,000,000	U.S. Treasury Bill, 0.06% due 07/24/14 (c) (d)	10,999,092

	TOTAL SHORT-TERM INVESTMENTS (COST $11,816, 663)	11,816,646

	TOTAL INVESTMENTS — 98.9% (Cost $2,321,639,790)	2,155,866,229
	Other Assets and Liabilities (net) — 1.1%	23,456,510

	TOTAL NET ASSETS — 100.0%	$2,179,322,739

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
1,077	U.S. Treasury Note 5 Yr. (CBT)	September 2014	$128,979,165	$(171,513)
138	U.S. Treasury Note 10 Yr. (CBT)	September 2014	17,321,156	(54,711)

			$146,300,321	$(226,224)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
50,000,000	USD	2/5/2019	CSS (e)	(Pay)	1.57%	3 Month USD LIBOR	$(145,281)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ABS - Asset-Backed Security

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NPG - National Public Guarantee Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at May 31, 2014, which are subject to change based on the terms of the security.

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

CSS - Credit Suisse Securities (USA) LLC

Currency Abbreviations:

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 89.9%

		Albania — 0.7%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	5,484,225
USD	24,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	16,354,517

		Total Albania	21,838,742

		Argentina — 8.0%
		Foreign Government Obligations — 7.2%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	4,680,000
EUR	18,258,165	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	18,168,690
USD	57,483,558	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	44,119,206
USD	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	8,413,514
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23 (b)	1,788,488
EUR	338,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	35,500,488
EUR	191,500,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	107,027,720
EUR	37,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	20,805,076
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,298,400

			242,801,582

		Judgments — 0.8%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23 (b) (d) (e)	18,432,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	9,240,000

			27,672,000

		Total Argentina	270,473,582

		Armenia — 0.5%
		Foreign Government Obligations
USD	17,000,000	Republic of Armenia, Reg S, 6.00%, due 09/30/20	18,062,500

		Azerbaijan — 0.7%
		Foreign Government Obligations
USD	23,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	24,064,900

		Bahrain — 0.6%
		Foreign Government Obligations
USD	18,000,000	Bahrain Government International Bond, Reg S, 6.13%, due 08/01/23	20,493,000

Par Value		Description	Value ($)
		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,660,000

		Belarus — 0.2%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	5,287,500

		Belize — 0.3%
		Foreign Government Obligations
USD	13,033,400	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	9,058,213

		Bosnia & Herzegovina — 0.2%
		Foreign Government Obligations
DEM	9,237,120	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.19%, due 12/11/17	5,761,985

		Brazil — 3.5%
		Foreign Government Agency — 1.9%
USD	31,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.75%, due 09/26/23	32,550,000
USD	27,000,000	Petrobras Global Finance BV, 7.25%, due 03/17/44	29,769,930

			62,319,930

		Foreign Government Obligations — 1.6%
USD	20,000,000	Republic of Brazil, 7.13%, due 01/20/37	25,300,000
USD	21,000,000	Republic of Brazil, 8.25%, due 01/20/34	29,190,000

			54,490,000

		Total Brazil	116,809,930

		Chile — 0.6%
		Corporate Debt
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	21,250,000

		Colombia — 2.0%
		Foreign Government Agency — 1.0%
USD	12,000,000	Ecopetrol SA, 5.88%, due 05/28/45	12,330,000
USD	17,000,000	Ecopetrol SA, 7.38%, due 09/18/43	20,910,000

			33,240,000

		Foreign Government Obligations — 1.0%
USD	18,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	20,295,000
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,920,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (e)	5,934,736

			35,149,736

		Total Colombia	68,389,736

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		Congo Republic (Brazzaville) — 2.7%
		Foreign Government Obligations
USD	99,542,976	Republic of Congo, Reg S, Series INTL, Step Up, 3.50%, due 06/30/29	90,584,108

		Costa Rica — 0.4%
		Foreign Government Agency — 0.3%
USD	12,800,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	11,264,000

		Foreign Government Obligations — 0.1%
USD	3,000,000	Costa Rica Government International Bond, Reg S, 5.63%, due 04/30/43	2,685,000

		Total Costa Rica	13,949,000

		Croatia — 1.5%
		Foreign Government Obligations
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	24,990,000
USD	18,000,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	19,282,500
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,607,500

		Total Croatia	50,880,000

		Dominican Republic — 2.8%
		Asset-Backed Securities — 0.7%
USD	25,929,273	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (e)	25,971,592

		Foreign Government Agency — 0.2%
USD	5,800,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	5,734,750

		Foreign Government Obligations — 1.9%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,600,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.13%, due 08/30/24	33,588,090
USD	19,000,000	Dominican Republic International Bond, 144A, 7.45%, due 04/30/44	20,472,500

			63,660,590

		Total Dominican Republic	95,366,932

		Ecuador — 0.3%
		Foreign Government Obligations
USD	15,479,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	9,906,560

		El Salvador — 0.3%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	10,550,000

Par Value		Description	Value ($)
		Gabon — 0.4%
		Foreign Government Obligations
USD	13,000,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	14,316,900

		Ghana — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	4,887,500

		Greece — 0.6%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	18,526,497

		Grenada — 0.1%
		Foreign Government Obligations
USD	9,000,000	Republic of Grenada, Reg S, Step Up, 4.50%, due 09/15/25 (b)	2,970,000

		Guatemala — 0.1%
		Foreign Government Obligations
USD	3,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	4,585,000

		Honduras — 0.8%
		Foreign Government Obligations
USD	12,000,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	12,240,000
USD	14,000,000	Republic of Honduras, Reg S, 8.75%, due 12/16/20	15,015,000

		Total Honduras	27,255,000

		Hungary — 1.9%
		Foreign Government Obligations
USD	51,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	64,547,525

		Iceland — 0.4%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,100,000

		Indonesia — 4.0%
		Foreign Government Agency — 1.7%
USD	10,600,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	12,415,250
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	33,240,750
USD	10,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	10,660,000

			56,316,000

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		Indonesia — continued
		Foreign Government Obligations — 2.3%
USD	12,500,000	Indonesia Government International Bond, Reg S, 4.63%, due 04/15/43 (f)	11,218,750
USD	33,800,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	32,955,000
USD	12,216,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	13,941,510
USD	16,784,000	Indonesia Government International Bond, Reg S, 6.75%, due 01/15/44	19,805,120

			77,920,380

		Total Indonesia	134,236,380

		Iraq — 0.4%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	14,212,500

		Israel — 0.7%
		Foreign Government Agency
USD	10,000,000	Israel Electric Corp. Ltd., Reg S, 6.88%, due 06/21/23	11,350,000
USD	7,243,000	Israel Electric Corp. Ltd., Reg S, 7.88%, due 12/15/26	8,655,385
USD	4,637,000	Israel Electric Corp. Ltd., Reg S, 8.10%, due 12/15/96	4,915,220

		Total Israel	24,920,605

		Ivory Coast — 0.7%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	24,671,273

		Jamaica — 0.1%
		Foreign Government Agency
USD	3,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	3,180,000

		Latvia — 0.1%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,439,340

		Lithuania — 0.4%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	13,986,875

		Mexico — 8.7%
		Foreign Government Agency — 2.7%
USD	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	59,746,500
USD	26,500,000	Petroleos Mexicanos, Reg S, 6.38%, due 01/23/45	30,541,250
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,652,400

			91,940,150

Par Value		Description	Value ($)
		Mexico — continued
		Foreign Government Obligations — 6.0%
USD	189,484,000	United Mexican States, 5.75%, due 10/12/2110	202,274,170

		Total Mexico	294,214,320

		Mongolia — 0.3%
		Foreign Government Obligations
USD	12,000,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	10,800,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,893,286

		Morocco — 1.0%
		Foreign Government Agency
USD	32,000,000	Office Cherifien des Phosphates SA, 144A, 6.88%, due 04/25/44	33,280,000

		Nigeria — 0.5%
		Foreign Government Obligations
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	9,093,000
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,771,000

		Total Nigeria	15,864,000

		Pakistan — 0.5%
		Foreign Government Obligations
USD	18,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	17,181,875

		Panama — 0.5%
		Foreign Government Obligations
USD	16,408,000	Panama Government International Bond, 4.30%, due 04/29/53	14,480,060
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	2,056,900

		Total Panama	16,536,960

		Peru — 1.1%
		Foreign Government Agency — 0.3%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	8,685,270

		Foreign Government Obligations — 0.8%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27	5,000,000
USD	20,000,000	Republic of Peru, 5.63%, due 11/18/50	22,600,000

			27,600,000

		Total Peru	36,285,270

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		Philippines — 3.8%
		Foreign Government Agency — 2.8%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,141,870
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	60,825,000

			95,966,870

		Foreign Government Obligations — 1.0%
USD	26,720,000	Republic of Philippines, 6.38%, due 01/15/32	33,800,800

		Total Philippines	129,767,670

		Qatar — 0.2%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,793,750

		Romania — 0.5%
		Foreign Government Obligations
USD	8,000,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	9,080,000
USD	6,000,000	Romanian Government International Bond, Reg S, 6.75%, due 02/07/22	7,215,000

		Total Romania	16,295,000

		Russia — 6.5%
		Foreign Government Agency — 4.3%
USD	27,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	24,772,500
USD	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	47,336,000
USD	18,000,000	Sberbank of Russia Via SB Capital SA, 144A, 5.13%, due 10/29/22	16,870,860
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	3,112,500
USD	51,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	53,019,000

			145,110,860

		Foreign Government Obligations — 2.2%
USD	70,000,000	Russian Foreign Bond - Eurobond, Reg S, 5.88%, due 09/16/43	73,850,000

		Total Russia	218,960,860

		Senegal — 0.3%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	10,171,875

		Serbia — 1.0%
		Foreign Government Obligations
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	27,840,000
USD	5,394,627	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	5,468,803

		Total Serbia	33,308,803

Par Value		Description	Value ($)
		Slovenia — 0.5%
		Foreign Government Obligations
USD	15,000,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	16,827,000

		South Africa — 0.6%
		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,471,902
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,229,120

			4,701,022

		Foreign Government Obligations — 0.5%
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	16,912,500

		Total South Africa	21,613,522

		South Korea — 0.7%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	9,061,244
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	6,676,000
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,846,880

		Total South Korea	24,584,124

		Sri Lanka — 0.9%
		Foreign Government Obligations
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	19,652,687
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	8,988,750

		Total Sri Lanka	28,641,437

		Thailand — 0.3%
		Foreign Government Agency
USD	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	5,812,100
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,433,950

		Total Thailand	10,246,050

		Trinidad And Tobago — 0.2%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,560,000

		Tunisia — 2.0%
		Foreign Government Agency
JPY	2,000,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	15,080,550
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	53,992,142

		Total Tunisia	69,072,692

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		Turkey — 5.0%
		Foreign Government Agency — 0.2%
USD	1,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	1,055,000
USD	5,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	5,187,500

			6,242,500

		Foreign Government Obligations — 4.8%
EUR	18,000,000	Republic of Turkey, 4.35%, due 11/12/21	25,978,230
USD	64,000,000	Republic of Turkey, 6.75%, due 05/30/40	75,040,000
USD	53,000,000	Turkey Government International Bond, 6.63%, due 02/17/45	61,612,500

			162,630,730

		Total Turkey	168,873,230

		Ukraine — 1.1%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv Via Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	3,415,960
USD	36,381,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21 (f)	34,198,140

		Total Ukraine	37,614,100

		United States — 3.7%
		Asset-Backed Securities — 1.5%
USD	2,507,911	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	1,103,481
USD	116,360	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.49%, due 10/25/34	103,828
USD	553,387	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.59%, due 10/25/30	442,709
USD	12,775,210	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35 ¿	11,242,184
USD	7,479,445	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35 ¿	5,403,899
USD	4,788,767	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.35%, due 05/15/36 ¿	3,831,013
USD	2,914,939	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. ICE LIBOR USD + .35%, 0.50%, due 11/25/35 ¿	710,079
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.38%, due 05/25/37 ¿	2,497,500
USD	10,600,974	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. ICE LIBOR USD + .16%, 0.31%, due 10/25/36 ¿	6,360,584

Par Value		Description	Value ($)
		United States — continued
		Asset-Backed Securities — continued
USD	2,783,362	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. ICE LIBOR USD + .17%, 0.32%, due 03/25/36 ¿	2,661,924
USD	12,950,061	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. ICE LIBOR USD + .15%, 0.30%, due 11/25/36 ¿	6,151,668
USD	13,122,729	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. ICE LIBOR USD + .22%, 0.37%, due 11/25/36 ¿	6,167,683
USD	7,032,826	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. ICE LIBOR USD + .36%, 0.51%, due 04/25/37 ¿	3,806,165

			50,482,717

		U.S. Government — 2.2%
USD	73,064,600	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (g) (h)	73,504,157

		Total United States	123,986,874

		Uruguay — 0.9%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	13,200,000
USD	17,500,000	Uruguay Government International Bond, 4.50%, due 08/14/24	18,637,500

		Total Uruguay	31,837,500

		Venezuela — 11.7%
		Foreign Government Agency — 6.9%
USD	86,808,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	66,625,140
USD	190,500,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	156,190,950
USD	18,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	10,575,000

			233,391,090

		Foreign Government Obligations — 4.8%
USD	164,500,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	151,340,000
USD	5,000,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	4,112,500
USD	7,500,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	6,093,750

			161,546,250

		Total Venezuela	394,937,340

		Vietnam — 0.4%
		Foreign Government Agency — 0.3%
USD	18,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	9,684,060

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value		Description	Value ($)
		Vietnam — continued
		Foreign Government Obligations — 0.1%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.19%, due 03/13/28	4,400,000

		Total Vietnam	14,084,060

		Zambia — 0.7%
		Foreign Government Obligations
USD	11,000,000	Zambia Government International Bond, 144A, 8.50%, due 04/14/24	11,852,500
USD	12,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	11,115,600

		Total Zambia	22,968,100

		TOTAL DEBT OBLIGATIONS (COST $2,828,680,664)	3,038,421,781

		LOAN ASSIGNMENTS — 0.3%

		Dominican Republic — 0.0%
USD	1,200,045	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.08%, due 08/15/15	1,127,721

		Indonesia — 0.3%
USD	1,360,234	Republic of Indonesia Loan Agreement, dated December 14, 1994, 6 mo. LIBOR + .88%, 1.25%, due 12/01/19	1,251,415
USD	1,872,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,759,680
USD	1,872,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,759,680
USD	2,496,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	2,346,240
EUR	1,276,457	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,374,602

		Total Indonesia	8,491,617

		TOTAL LOAN ASSIGNMENTS (COST $8,587,856)	9,619,338

		LOAN PARTICIPATIONS — 2.5%

		Angola — 1.0%
USD	18,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 1.00%, due 12/20/23	18,000,000
USD	15,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 1.00%, due 12/20/23	15,000,000

		Total Angola	33,000,000

Par Value / Shares		Description	Value ($)
		Egypt — 0.0%
CHF	2,046,186	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/28 (e)	1,384,689

		Indonesia — 0.2%
USD	7,626,829	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.32%, due 09/29/19	7,016,682

		Iraq — 0.8%
JPY	530,135,279	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	3,056,492
JPY	4,057,270,597	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), due 01/01/28	23,461,805

		Total Iraq	26,518,297

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), due 02/03/20 (b) (e)	3,467,192

		Vietnam — 0.4%
JPY	1,319,907,873	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.79%, due 09/01/17	11,669,127

		TOTAL LOAN PARTICIPATIONS (COST $96,516,713)	83,055,987

		MUTUAL FUNDS — 3.3%

		United States
		Affiliated Issuers
	568,012	GMO Debt Opportunities Fund, Class VI	13,995,809
	2,240,326	GMO U.S. Treasury Fund	56,008,143
	1,515,449	GMO World Opportunity Overlay Fund	40,977,732

		TOTAL MUTUAL FUNDS (COST $103,857,113)	110,981,684

		RIGHTS/WARRANTS — 0.3%

		Nigeria — 0.1%
	25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 *	4,500,000

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (e)	—

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Venezuela — 0.2%
283,235	Republic of Venezuela Oil Warrants, Expires 04/15/20	6,231,170

	TOTAL RIGHTS/WARRANTS (COST $0)	10,731,170

	SHORT-TERM INVESTMENTS — 4.1%

	Money Market Funds — 0.4%
14,167,847	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (i)	14,167,847

Par Value ($)	Description	Value ($)
	U.S. Government — 3.7%
45,000,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (j)	44,989,020
79,500,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (j)	79,491,414

	TOTAL U.S. GOVERNMENT (COST $124,469,347)	124,480,434

	TOTAL SHORT-TERM INVESTMENTS (COST $138,637,194)	138,648,281

	TOTAL INVESTMENTS — 100.4% (Cost $3,176,279,540)	3,391,458,241
	Other Assets and Liabilities (net) — (0.4%)	(11,897,703)

	TOTAL NET ASSETS — 100.0%	$3,379,560,538

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/24/2014	DB	EUR	162,200,000	USD	224,404,511	$3,310,670
07/01/2014	DB	JPY	13,000,000,000	USD	127,021,598	(702,144)

						$2,608,526

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	2,873,413	JP Morgan Securities, Inc., (0.50)%, dated 03/31/14, to be repurchased on demand at face value plus accrued interest.	$(2,875,727)
USD	10,746,398	JP Morgan Securities, Inc., (0.25)%, dated 03/31/14, to be repurchased on demand at face value plus accrued interest.	(10,750,726)

			$(13,626,453)

		Average balance outstanding	$(18,664,650)
		Average interest rate	0.19%
		Maximum balance outstanding	$(51,921,598)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written Options

Credit Linked Options

Number of Contracts			Expiration Date	Descriptions	Premiums	Market Value
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.30% (OTC) (CP-DB) (e)	$89,583	$257,652
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.44% (OTC) (CP-DB) (e)	700,333	(870,727)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Fund receives premium of 0.50% (OTC) (CP-DB) (e)	391,806	710,199
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option Swap, Fund receives premium of 0.25% (OTC) (CP-DB) (e)	—	—
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (e)	353,890	(101,498)
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (e)	362,444	(57,582)

					$1,898,056	$(61,956)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
10,000,000	USD	6/20/2014	DB	(Pay)	5.00%	26.53%	Republic of Argentina	N/A		$25,681
2,000,000	USD	8/24/2014	DB	(Pay)	4.25%	0.99%	Lebanese Republic	N/A		(37,941)
15,000,000	USD	9/20/2014	DB	(Pay)	4.03%	1.32%	Sberbank	N/A		(245,970)
5,000,000	USD	12/20/2014	DB	(Pay)	5.00%	23.51%	Republic of Argentina	N/A		427,150
830,000,000	EUR	3/16/2015	DB	(Pay)	5.00%	7.45%	Bolivarian Republic of Venezuela	N/A		10,468,772
1,040,000,000	USD	3/16/2015	DB	Receive	5.00%	7.51%	Bolivarian Republic of Venezuela	1,040,000,000	USD	(10,112,176)
70,000,000	USD	3/20/2015	DB	(Pay)	0.00%	N/A	Republic of Argentina (e)	N/A		—
30,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,072,833)
40,000,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,430,445)
11,000,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(393,372)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.20%	Republic of Colombia	N/A		(187,380)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.20%	Republic of Colombia	56,950,000,000	COP	703,440
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.23%	Republic of Colombia	N/A		(593,654)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.22%	Republic of Colombia	56,700,000,000	COP	734,346
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.23%	Republic of Colombia	114,800,000,000	COP	1,287,803
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.24%	Republic of Colombia	N/A		(843,168)
9,166,667	EUR	6/17/2016	DB	Receive	5.60%	7.60%	Republic of Angola	9,166,667	EUR	528,454
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.28%	Republic of Colombia	N/A		(953,972)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.27%	Republic of Colombia	97,680,000,000	COP	1,559,846
22,500,000	USD	3/20/2017	DB	Receive	5.00%	10.09%	Bolivarian Republic of Venezuela	22,500,000	USD	(2,506,738)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.39%	Republic of Peru	32,000,000	PEN	129,315
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.49%	Republic of Peru	N/A		(42,427)
4,500,000	USD	7/20/2017	JPM	Receive	3.33%	6.77%	Republic of Jamaica	4,500,000	USD	(376,505)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	9.94%	Government of Ukraine	25,000,000	USD	(3,041,329)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.49%	Republic of Macedonia	5,400,000	EUR	$(865,279)
50,000,000	USD	12/20/2018	GS	(Pay)	0.00%	N/A	Republic of Argentina (e)	N/A		—
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	2.61%	Republic of Croatia	N/A		3,221,604
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.41%	Republic of Brazil	N/A		895,177
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	2.73%	Republic of Croatia	6,000,000	USD	(531,987)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(757,753)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	3.21%	Commonwealth of Bahamas	N/A		7,071,899
57,000,000	USD	12/20/2020	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	57,000,000	USD	(7,682,693)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	2.21%	Republic of Turkey	30,000,000	USD	(2,667,627)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	3,000,000	USD	(512,118)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.49%	Commonwealth of Bahamas	6,000,000	USD	(1,024,236)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	3.05%	Republic of Croatia	N/A		29,727,012
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	3.04%	Republic of Croatia	160,000,000	EUR	(33,413,113)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	3.05%	Republic of Croatia	40,000,000	USD	(5,945,402)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.22%	Republic of South Africa	25,000,000	USD	(2,342,357)
24,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.38%	Republic of Malaysia	24,000,000	USD	(721,776)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	1.96%	Republic of Brazil	22,750,000	USD	(1,790,464)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	1.96%	Republic of Brazil	27,250,000	USD	(2,144,622)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.29%	Peoples Republic of China	60,000,000	USD	(1,383,336)
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	2.06%	Republic of Brazil	40,000,000	USD	(4,615,277)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.26%	United Mexican States	N/A		619,106

										$(30,836,345)

							Premiums to (Pay) Receive			$38,198,582

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of May 31, 2014, implied credit spreads, in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

The rates shown on variable rate notes are the current interest rates at May 31, 2014, which are subject to change based on the terms of the security.

*	Non-income producing security.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.
(e)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(h)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(i)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(j)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

JPY - Japanese Yen

PEN - Peruvian Sol

USD - United States Dollar

ZAR - South African Rand

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 33.1%

		Canada — 2.6%
		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,054,943
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,749,885

		Total Canada	3,804,828

		France — 3.4%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 4.00%, due 10/25/38	5,068,873

		Italy — 3.5%
		Foreign Government Obligations
EUR	3,200,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	5,115,847

		Japan — 9.3%
		Foreign Government Obligations
JPY	1,200,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	13,744,480

		Spain — 2.1%
		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	3,071,804

		United States — 12.2%
		U.S. Government
USD	10,000,000	U.S. Treasury Note, 1.63%, due 11/15/22 (a)	9,472,660
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,481,280

		Total United States	17,953,940

		TOTAL DEBT OBLIGATIONS (COST $46,881,261)	48,759,772

		MUTUAL FUNDS — 63.3%

		United States
		Affiliated Issuers
	609,012	GMO Debt Opportunities Fund, Class VI	15,006,053
	591,622	GMO Emerging Country Debt Fund, Class IV	6,259,365
	1,594,958	GMO U.S. Treasury Fund	39,873,941
	1,188,134	GMO World Opportunity Overlay Fund	32,127,149

		TOTAL MUTUAL FUNDS (COST $85,322,418)	93,266,508

		OPTIONS PURCHASED — 0.1%

		Currency Options
AUD	7,700,000	USD Call/AUD Put, Expires 07/09/14, Strike 0.90, (OTC) (CP-DB)	11,401
EUR	3,100,000	USD Call/EUR Put, Expires 06/23/14, Strike 1.37, (OTC) (CP-CITI)	37,149

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		OPTIONS PURCHASED — continued
		Currency Options — continued
EUR	2,100,000	USD Call/EUR Put, Expires 11/12/14, Strike 1.35, (OTC) (CP-CITI)	36,349
GBP	2,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	—

		TOTAL OPTIONS PURCHASED (COST $229,594)	84,899

		SHORT-TERM INVESTMENTS — 3.2%

		Money Market Funds — 0.4%
	592,244	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	592,244

		U.S. Government — 2.8%
	1,000,000	U.S. Treasury Bill, 0.11%, due 07/24/14 (a) (c)	999,832
	1,975,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (c)	1,974,787
	1,150,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (c)	1,149,719

		TOTAL SHORT-TERM INVESTMENTS (COST $4,716,306)	4,716,582

		TOTAL INVESTMENTS — 99.7% (Cost $137,149,579)	146,827,761
		Other Assets and Liabilities (net) — 0.3%	393,991

		TOTAL NET ASSETS — 100.0%	$147,221,752

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/22/2014	BCLY	CAD	1,500,000	USD	1,377,787	$(3,935)
06/17/2014	BCLY	CHF	3,700,000	USD	4,212,765	80,414
06/24/2014	JPM	EUR	1,100,000	USD	1,495,460	(3,944)
06/03/2014	BCLY	GBP	9,700,000	USD	16,217,702	(41,425)
07/29/2014	BCLY	SEK	35,200,000	USD	5,337,943	82,715
06/03/2014	BCLY	USD	13,298,536	GBP	8,000,000	111,053
06/03/2014	CITI	USD	2,881,485	GBP	1,700,000	(31,947)
06/10/2014	DB	USD	8,404,833	NZD	9,900,000	(2,612)
06/24/2014	DB	USD	24,626,389	EUR	17,800,000	(363,317)
07/01/2014	DB	USD	12,213,615	JPY	1,250,000,000	67,514
07/08/2014	BCLY	USD	6,832,642	NOK	40,700,000	(33,653)
07/15/2014	BCLY	USD	5,604,540	AUD	6,000,000	(36,831)
08/05/2014	BCLY	USD	16,210,022	GBP	9,700,000	41,219

						$(134,749)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
9	Australian Government Bond 3 Yr.	June 2014	$915,003	$4,129
53	Australian Government Bond 10 Yr.	June 2014	5,896,631	175,355
112	Euro BOBL	June 2014	19,375,745	229,937
54	U.S. Long Bond (CBT)	September 2014	7,423,313	(17,209)
85	U.S. Treasury Note 10 Yr. (CBT)	September 2014	10,668,828	59,324
51	U.S. Treasury Note 2 Yr. (CBT)	September 2014	11,208,047	3,035

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
110	U.S. Treasury Note 5 Yr. (CBT)	September 2014	$13,173,359	$32,636
66	UK Gilt Long Bond	September 2014	12,261,707	95,035

			$80,922,633	$582,242

Sales
54	Canadian Government Bond 10 Yr.	September 2014	$6,755,408	$(54,483)
10	Euro Bund	June 2014	2,003,297	(13,598)
7	Japanese Government Bond 10 Yr. (TSE)	June 2014	10,010,320	(48,770)

			$18,769,025	$(116,851)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put EUR	3,100,000	06/23/2014	USD Call/Euro Put, Strike 1.32 (OTC) (CP-CITI)	$9,920	$(2,341)
Put GBP	2,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	28,918	(67)

				$38,838	$(2,408)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
(5,300,000)	CHF	9/17/2024	BCI (d)	(Pay)	1.45%	6 Month CHF LIBOR	$(188,666)
66,200,000	SEK	9/17/2024	BCI (d)	Receive	2.61%	3 Month SEK STIBOR	331,005

							$142,339

						Premiums to (Pay) Receive	$9,092

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

STIBOR - Stockholm Interbank Offered Rate

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 43.1%

		Canada — 6.4%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,050,798

		France — 4.3%
		Foreign Government Obligations
EUR	1,200,000	Government of France, 4.00%, due 10/25/38	2,027,549

		Italy — 4.2%
		Foreign Government Obligations
EUR	1,250,000	Buoni Poliennali Del Tesoro, 5.00%, due 08/01/34	1,998,378

		Japan — 26.3%
		Foreign Government Obligations
JPY	250,000,000	Japan Government Thirty Year Bond, 2.20%, due 03/20/41	2,747,593
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	9,717,347

		Total Japan	12,464,940

		Spain — 1.9%
		Foreign Government Obligations
EUR	600,000	Government of Spain, 4.70%, due 07/30/41	921,541

		TOTAL DEBT OBLIGATIONS (COST $21,285,896)	20,463,206

		MUTUAL FUNDS — 47.3%

		United States
		Affiliated Issuers
	250,139	GMO Debt Opportunities Fund, Class VI	6,163,433
	180,012	GMO Emerging Country Debt Fund, Class IV	1,904,525
	157,940	GMO U.S. Treasury Fund	3,948,492
	385,270	GMO World Opportunity Overlay Fund	10,417,697

		TOTAL MUTUAL FUNDS (COST $18,560,841)	22,434,147

		OPTIONS PURCHASED — 0.1%

		Currency Options
AUD	3,300,000	USD Call/AUD Put, Expires 07/09/14, Strike 0.90, (OTC) (CP-DB)	4,886
EUR	1,300,000	USD Call/EUR Put, Expires 06/23/14, Strike 1.37, (OTC) (CP-CITI)	15,579
EUR	900,000	USD Call/EUR Put, Expires 11/12/14, Strike 1.35, (OTC) (CP-CITI)	15,578
GBP	1,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	—

		TOTAL OPTIONS PURCHASED (COST $105,170)	36,043

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 11.2%

	Money Market Funds — 1.1%
521,583	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (a)	521,583

	U.S. Government — 10.1%
2,250,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (b)	2,249,757
1,300,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (b)	1,299,683
1,250,000	U.S. Treasury Bill, 0.11%, due 07/24/14 (b) (d)	1,249,790

	TOTAL SHORT-TERM INVESTMENTS (COST $5,320,500)	5,320,813

	TOTAL INVESTMENTS — 101.7% (Cost $45,272,407)	48,254,209

	Other Assets and Liabilities (net) — (1.7%)	(786,272)

	TOTAL NET ASSETS — 100.0%	$47,467,937

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/15/2014	MSCI	AUD	500,000	USD	463,502	$(473)
07/22/2014	BCLY	CAD	1,700,000	USD	1,561,492	(4,459)
06/17/2014	BCLY	CHF	1,600,000	USD	1,821,736	34,774
06/02/2014	JPM	EUR	1,589,853	USD	2,169,519	2,310
06/24/2014	JPM	EUR	3,200,000	USD	4,364,342	2,441
06/03/2014	BCLY	GBP	5,600,000	USD	9,362,797	(23,916)
08/05/2014	JPM	GBP	1,000,000	USD	1,676,351	965
07/01/2014	DB	JPY	410,000,000	USD	4,030,157	1,947
06/10/2014	DB	NZD	900,000	USD	763,427	(411)
07/29/2014	BCLY	SEK	13,600,000	USD	2,062,387	31,958
06/03/2014	BCLY	USD	8,145,353	GBP	4,900,000	68,020
06/03/2014	CITI	USD	1,186,494	GBP	700,000	(13,155)
06/10/2014	DB	USD	3,735,481	NZD	4,400,000	(1,161)
06/24/2014	DB	USD	19,092,369	EUR	13,800,000	(281,672)
07/01/2014	DB	USD	6,839,624	JPY	700,000,000	37,808
07/08/2014	BCLY	USD	2,904,293	NOK	17,300,000	(14,305)
07/15/2014	BCLY	USD	2,802,270	AUD	3,000,000	(18,416)
08/05/2014	BCLY	USD	9,358,363	GBP	5,600,000	23,796

						$(153,949)

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
24	Australian Government Bond 10 Yr.	June 2014	$2,670,172	$79,794
6	Australian Government Bond 3 Yr.	June 2014	610,002	2,753
57	Euro BOBL	June 2014	9,860,870	116,685
4	Euro Bund	June 2014	801,319	19,694
45	U.S. Treasury Note 10 Yr. (CBT)	September 2014	5,648,203	31,407
43	UK Gilt Long Bond	September 2014	7,988,688	61,916

			$27,579,254	$312,249

Sales
24	Canadian Government Bond 10 Yr.	September 2014	$3,002,404	$(24,215)
6	Japanese Government Bond 10 Yr. (TSE)	June 2014	8,580,274	(41,802)
2	U.S. Long Bond (CBT)	September 2014	274,937	(1,662)

			$11,857,615	$(67,679)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put EUR	1,300,000	06/23/2014	USD Call/Euro Put, Strike 1.32 (OTC) (CP-CITI)	$4,160	$(982)
Put GBP	1,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	14,459	(33)

				$18,619	$(1,015)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,400,000	CHF	9/17/2024	BCI (c)	(Pay)	1.45%	6 Month CHF LIBOR	$(85,434)
29,400,000	SEK	9/17/2024	BCI (c)	Receive	2.61%	3 Month SEK STIBOR	147,002

							$61,568

						Premiums to (Pay) Receive	$4,117

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

(c)	Interest rate swap was cleared through the CME Group.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 13.1%

		United States — 13.1%
		U.S. Government — 13.1%
	169,000,000	U.S. Treasury Note, 2.38%, due 02/28/15	171,865,057

		TOTAL DEBT OBLIGATIONS (COST $171,643,025)	171,865,057

		MUTUAL FUNDS — 62.4%

		United States — 62.4%
		Affiliated Issuers
	15,056,417	GMO Debt Opportunities Fund, Class VI	370,990,116
	5,669,349	GMO Emerging Country Debt Fund, Class IV	59,981,713
	3,674,243	GMO U.S. Treasury Fund	91,856,066
	10,932,607	GMO World Opportunity Overlay Fund	295,617,681

		TOTAL MUTUAL FUNDS (COST $753,325,275)	818,445,576

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.1%
AUD	69,000,000	USD Call/AUD Put, Expires 07/09/14, Strike 0.90, (OTC) (CP-DB)	102,166
EUR	29,300,000	USD Call/EUR Put, Expires 06/23/14, Strike 1.37, (OTC) (CP-CITI)	351,115
EUR	19,000,000	USD Call/EUR Put, Expires 11/12/14, Strike 1.35, (OTC) (CP-CITI)	328,876
GBP	20,000,000	USD Call/GBP Put, Expires 06/13/14, Strike 1.60, (OTC) (CP-BCLY)	—

		TOTAL OPTIONS PURCHASED (COST $2,186,153)	782,157

		SHORT-TERM INVESTMENTS — 23.4%

		Money Market Funds — 0.2%
	3,031,532	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (a)	3,031,532

		U.S. Government — 23.2%
	187,000,000	U.S. Treasury Bill, 0.06%, due 07/24/14 (b) (c)	186,982,534
	11,150,000	U.S. Treasury Bill, 0.03%, due 09/18/14 (b)	11,148,907

Par Value ($) / Principal Amount	Description	Value ($)
	U.S. Government — continued
62,800,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (b)	62,793,217
43,000,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (b)	42,989,508

	Total U.S. Government	303,914,166

	TOTAL SHORT-TERM INVESTMENTS (COST $306,935,045)	306,945,698

	TOTAL INVESTMENTS — 99.0% (Cost $1,234,089,498)	1,298,038,488

	SECURITIES SOLD SHORT — (6.5)%

	DEBT OBLIGATIONS

	United States — (6.5)%
	U.S. Government Agency — (6.5)%
(80,000,000)	Federal National Mortage Assoc., TBA, 4.00%, due 11/01/41	(84,750,000)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $83,942,188)	(84,750,000)

	Other Assets and Liabilities (net) — 7.5%	97,681,141

	TOTAL NET ASSETS — 100.0%	$1,310,969,629

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/17/2014	BCLY	CHF	34,900,000	USD	39,736,622	$758,497
06/24/2014	DB	EUR	29,600,000	USD	40,951,748	604,167
06/24/2014	JPM	EUR	9,600,000	USD	13,051,286	(34,416)
06/03/2014	BCLY	GBP	30,300,000	USD	50,659,418	(129,401)
07/01/2014	DB	JPY	9,920,000,000	USD	96,927,250	(535,790)
07/29/2014	BCLY	SEK	341,650,000	USD	51,809,896	802,833
06/03/2014	BCLY	USD	31,251,560	GBP	18,800,000	260,975
06/03/2014	CITI	USD	19,492,397	GBP	11,500,000	(216,112)
06/10/2014	DB	USD	82,010,792	NZD	96,600,000	(25,489)
07/08/2014	BCLY	USD	60,872,631	NOK	362,600,000	(299,819)
07/15/2014	BCLY	USD	35,121,784	AUD	37,600,000	(230,809)
07/22/2014	BCLY	USD	3,306,690	CAD	3,600,000	9,444
08/05/2014	BCLY	USD	50,635,430	GBP	30,300,000	128,755

						$1,092,835

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
416	Australian Government Bond 10 Yr.	June 2014	$46,282,989	$1,337,872
1,941	U.S. Treasury Note 10 Yr. (CBT)	September 2014	243,625,828	1,354,690
186	U.S. Treasury Note 2 Yr. (CBT)	September 2014	40,876,407	11,067
283	U.S. Treasury Note 5 Yr. (CBT)	September 2014	33,891,461	83,963
35	UK Gilt Long Bond	September 2014	6,502,420	50,397

			$371,179,105	$2,837,989

Sales
350	Canadian Government Bond 10 Yr.	September 2014	$43,785,053	$(353,131)
49	Euro Bund	June 2014	9,816,154	(66,632)
204	Japanese Government Bond 10 Yr. (TSE)	June 2014	291,729,324	(1,421,291)
41	U.S. Long Bond (CBT)	September 2014	5,636,219	(34,076)

			$350,966,750	$(1,875,130)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	EUR	29,300,000	06/23/2014	USD Call/Euro Put, Strike 1.32 (OTC) (CP-CITI)	$93,760	$(22,127)
Put	GBP	20,000,000	06/13/2014	USD Call/GBP Put, Strike 1.49 (OTC) (CP-BCLY)	289,177	(670)

					$382,937	$(22,797)

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
100,000,000	NZD	7/14/2015	BCLY	Receive	4.87%	3 Month NZD Bank Bill Rate	$1,091,974
100,000,000	NZD	7/15/2015	BCLY	Receive	4.86%	3 Month NZD Bank Bill Rate	1,083,850
100,000,000	NZD	7/15/2015	CITI	Receive	4.85%	3 Month NZD Bank Bill Rate	1,076,886
89,500,000	USD	5/2/2021	CSS (d)	Receive	3.72%	3 Month USD LIBOR	477,565
89,500,000	USD	5/2/2021	CSS (d)	Receive	3.73%	3 Month USD LIBOR	496,906
293,400,000	USD	5/17/2021	CSS (d)	Receive	3.63%	3 Month USD LIBOR	1,025,015
52,600,000	CHF	9/17/2024	BCI (d)	(Pay)	1.45%	6 Month CHF LIBOR	(1,872,419)
595,700,000	SEK	9/17/2024	BCI (d)	Receive	2.61%	3 Month SEK STIBOR	2,978,549
9,600,000	USD	5/2/2049	CSS (d)	(Pay)	3.97%	3 Month USD LIBOR	(279,093)
9,600,000	USD	5/2/2049	CSS (d)	(Pay)	3.98%	3 Month USD LIBOR	(287,266)
31,500,000	USD	5/19/2049	CSS (d)	(Pay)	3.94%	3 Month USD LIBOR	(748,508)

							$5,043,459

						Premiums to (Pay) Receive	$90,234

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of May 31, 2014, for the above contracts, agreements and/or securities sold short, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced - Delayed Delivery Security

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2014, which are subject to change based on the terms of the security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.
(b)	The rate shown represents yield-to-maturity.
(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(d)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclay Capital Inc.

BCLY - Barclays Bank plc

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 103.1%

	U.S. Government — 103.1%
333,000,000	U.S. Treasury Bill, 0.04%, due 07/24/14 (a)	332,978,472
381,000,000	U.S. Treasury Bill, 0.06%, due 08/21/14 (a)	380,974,473
338,000,000	U.S. Treasury Bill, 0.04%, due 11/06/14 (a)	337,941,188
100,000,000	U.S. Treasury Bill, 0.04%, due 10/09/14 (a)	99,989,200
279,000,000	U.S. Treasury Bill, 0.04%, due 10/02/14 (a)	278,971,542
500,000,000	U.S. Treasury Bill, 0.05%, due 07/03/14 (a)	499,978,307
410,900,000	U.S. Treasury Bill, 0.06%, due 10/16/14 (a)	410,837,954

	Total U.S. Government	2,341,671,136

	Money Market Funds — 0.0%
350,428	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (b)	350,428

	TOTAL SHORT-TERM INVESTMENTS (COST $2,341,952,218)	2,342,021,564

	TOTAL INVESTMENTS — 103.1% (Cost $2,341,952,218)	2,342,021,564
	Other Assets and Liabilities (net) — (3.1%)	(70,380,554)

	TOTAL NET ASSETS — 100.0%	$2,271,641,010

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.
(b)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 35.9%

	Asset-Backed Securities — 17.7%
	Business Loans — 2.1%
815,401	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.52%, due 01/25/35	754,246
1,198,924	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.54%, due 01/25/36	1,034,073
4,929,761	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.45%, due 12/25/37	4,843,491
2,785,384	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	2,176,778
805,028	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	740,626
877,277	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/25/30	819,736
613,775	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 09/25/30	567,742

	Total Business Loans	10,936,692

	CMBS — 0.5%
2,627,387	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	2,618,191
28,096	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	28,105

	Total CMBS	2,646,296

	CMBS Collateralized Debt Obligations — 0.0%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	6,777

	Insured Other — 1.0%
1,782,448	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	1,727,582
1,408,961	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	1,370,159
9,200,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	2,033,200

	Total Insured Other	5,130,941

Shares / Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Transportation — 0.3%
1,694,936	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.33%, due 08/18/21	1,681,376

	Residential Asset-Backed Securities (United States) ¿ — 9.5%
7,908,930	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.33%, due 10/25/36	4,073,099
4,785,618	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 09/25/36	1,915,204
1,855,233	Asset-Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.30%, due 10/25/36	1,558,953
2,759,167	Asset-Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.37%, due 05/25/37	2,561,610
1,609,414	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.26%, due 11/25/36	1,382,648
4,585,615	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 11/25/36	2,247,410
905,670	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.31%, due 06/25/36	892,085
3,656,156	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.30%, due 11/25/36	3,555,611
5,563,887	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.29%, due 02/25/37	5,302,384
3,918,941	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 08/25/36	1,645,955
5,483,580	JP Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.27%, due 12/25/36	3,015,969
84,712	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.40%, due 10/25/35	84,236
1,603,513	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.43%, due 01/25/47	1,443,482
5,818,362	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.32%, due 09/25/36	5,561,081
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.30%, due 07/25/36	6,242,031
1,264,642	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.41%, due 12/25/35	1,129,326

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
32,105	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.26%, due 10/25/46	32,073
8,108,375	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.31%, due 07/25/36	3,912,291
3,273,305	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 06/25/37	2,127,649
759,063	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.35%, due 01/25/36	724,905

	Total Residential Asset-Backed Securities (United States)	49,408,002

	Residential Mortgage-Backed Securities (Australian) — 0.9%
859,782	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.29%, due 07/20/38	851,716
2,040,711	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.63%, due 03/14/36	1,966,449
868,544	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.64%, due 12/08/36	844,660
1,091,250	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.37%, due 02/21/38	1,069,861

	Total Residential Mortgage-Backed Securities (Australian)	4,732,686

	Residential Mortgage-Backed Securities (European) — 2.8%
5,322,774	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.45%, due 09/20/66	5,148,187
2,326,740	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.43%, due 01/13/39	2,299,052
1,285,168	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .08%, 0.23%, due 12/20/54	1,272,573
1,604,744	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	1,590,302
2,530,373	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.44%, due 11/15/38	2,369,972
2,319,749	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.43%, due 09/15/39	2,171,981

	Total Residential Mortgage-Backed Securities (European)	14,852,067

Shares / Par Value ($) / Principal Amount		Description	Value ($)
		Asset-Backed Securities — continued
		Student Loans — 0.6%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.48%, due 01/25/24	3,022,500

		Total Asset-Backed Securities	92,417,337

		Foreign Government Obligations — 9.5%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46 (a)	49,288,622

		U.S. Government — 8.5%
	55,000,000	U.S. Treasury Strip Coupon, due 08/15/22	44,301,950

		U.S. Government Agency — 0.2%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	850,400

		TOTAL DEBT OBLIGATIONS (COST $206,248,799)	186,858,309

		OPTIONS PURCHASED — 0.5%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56, (OTC) (CP - JPM)	41

		Options on Interest Rate Swaps — 0.5%
AUD	20,000,000	AUD Swaption Call, Expires 06/25/14, Strike 4.77, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay 6 month AUD BBSW and will receive a rate of 4.77%, maturing on 06/26/24. (OTC) (CP - MSCI)	1,170,739
AUD	20,000,000	AUD Swaption Put, Expires 06/25/14, Strike 4.77, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 20,000,000 AUD in which it will pay a rate of 4.77% and will receive 6 month AUD BBSW, maturing on 06/26/24. (OTC) (CP - MSCI)	—
USD	41,800,000	USD Swaption Call, Expires 07/16/14, Strike 2.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 41,800,000 USD in which it will pay 3 month USD LIBOR and will receive a rate of 2.87%, maturing on 07/18/24. (OTC) (CP - GS)	1,042,575
USD	18,300,000	USD Swaption Call, Expires 06/19/14, Strike 2.65, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 18,300,000 USD in which it will pay 3 month USD LIBOR and will receive a rate of 2.65%, maturing on 06/23/24. (OTC) (CP - MSCI)	158,460

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Principal Amount		Description	Value ($)
		Options on Interest Rate Swaps — continued
USD	41,800,000	USD Swaption Put, Expires 07/16/14, Strike 2.87, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 41,800,000 USD in which it will pay a rate of 2.87% and will receive 3 month USD LIBOR, maturing on 07/18/24. (OTC) (CP - GS)	71,770
USD	18,300,000	USD Swaption Put, Expires 06/19/14, Strike 2.65, Upon potential exercise of the option, the Fund will enter into a swap with a notional amount of 18,300,000 USD in which it will pay a rate of 2.65% and will receive 3 month USD LIBOR, maturing on 06/23/24. (OTC) (CP - MSCI)	59,329

		Total Options on Interest Rate Swaps	2,502,873

		TOTAL OPTIONS PURCHASED (COST $3,826,825)	2,502,914

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 70.5%

	Money Market Funds — 9.9%
25,608,627	State Street Institutional Liquid Reserves Fund-Institutional Class, 0.07% (b)	25,608,627
25,608,627	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	25,608,627

	Total Money Market Funds	51,217,254

	U.S. Government — 60.6%
192,500,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (d)	192,479,210
10,500,000	U.S. Treasury Bill, 0.08%, due 07/24/14 (d) (e)	10,498,819
112,500,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (d) (e)	112,472,550

	Total U.S. Government	315,450,579

	TOTAL SHORT-TERM INVESTMENTS (COST $366,640,591)	366,667,833

	TOTAL INVESTMENTS — 106.9% (Cost $576,716,215)	556,029,056
	Other Assets and Liabilities (net) — (6.9%)	(35,661,431)

	TOTAL NET ASSETS — 100.0%	$520,367,625

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	29,216,467	Barclays Bank plc, 0.50%, dated 05/20/14, to be repurchased on demand at face value plus accrued interest.	$(48,965,783)

		Average balance outstanding	$(48,045,435)
		Average interest rate	0.61%
		Maximum balance outstanding	$(49,201,958)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
83,000,000	AUD	6/18/2016	BCI (f)	Receive	3.25%	3 Month AUD BBSW	$682,100
386,000,000	GBP	6/18/2016	BCI (f)	Receive	1.00%	6 Month GBP LIBOR	(1,868,765)
4,720,000,000	SEK	6/18/2016	BCI (f)	Receive	1.50%	3 Month SEK STIBOR	8,425,115
267,000,000	CAD	6/18/2016	CSS (f)	(Pay)	1.50%	3 Month CAD BA	(654,994)
590,000,000	CHF	6/18/2016	CSS (f)	(Pay)	0.20%	6 Month CHF LIBOR	(2,029,113)
265,000,000	EUR	6/18/2016	CSS (f)	(Pay)	0.50%	6 Month EURIBOR	(897,125)
20,800,000	USD	6/18/2016	CSS (f)	(Pay)	0.50%	3 Month USD LIBOR	14,226
121,200,000	USD	5/2/2021	CSS (f)	Receive	3.73%	3 Month USD LIBOR	672,905
121,200,000	USD	5/2/2021	CSS (f)	Receive	3.72%	3 Month USD LIBOR	646,713
55,000,000	USD	2/15/2023	CSS (f)	(Pay)	0.00%	3 Month USD LIBOR	(1,024,843)
40,000,000	AUD	7/17/2023	MSCI	Receive	3.93%	6 Month AUD BBSW	50,690
20,000,000	AUD	9/26/2023	BCI (f)	(Pay)	4.54%	6 Month AUD BBSW	(873,503)
10,000,000	AUD	10/24/2023	BCLY (f)	Receive	4.28%	6 Month AUD BBSW	236,159
40,000,000	AUD	4/17/2024	BCLY	(Pay)	4.07%	6 Month AUD BBSW	(256,396)
10,000,000	AUD	4/23/2024	MSCI	(Pay)	4.08%	6 Month AUD BBSW	(65,828)
11,100,000	USD	5/15/2024	CSS (f)	(Pay)	2.71%	3 Month USD LIBOR	(155,610)
11,400,000	USD	5/22/2024	CSS (f)	(Pay)	2.61%	3 Month USD LIBOR	(54,900)
6,400,000	USD	5/23/2024	CSS (f)	Receive	2.65%	3 Month USD LIBOR	49,891
8,800,000	USD	5/28/2024	CSS (f)	(Pay)	2.61%	3 Month USD LIBOR	(45,649)
19,400,000	USD	6/2/2024	CSS (f)	(Pay)	2.51%	3 Month USD LIBOR	90,338
7,700,000	USD	6/2/2024	CSS (f)	Receive	2.56%	3 Month USD LIBOR	(3,494)
22,000,000	AUD	6/18/2024	BCI (f)	(Pay)	4.75%	6 Month AUD BBSW	(1,252,233)
87,000,000	GBP	6/18/2024	BCI (f)	(Pay)	3.00%	6 Month GBP LIBOR	(4,438,994)
1,060,000,000	SEK	6/18/2024	BCI (f)	(Pay)	2.75%	3 Month SEK STIBOR	(8,158,127)
60,000,000	CAD	6/18/2024	CSS (f)	Receive	3.25%	3 Month CAD BA	2,981,337
126,000,000	CHF	6/18/2024	CSS (f)	Receive	1.70%	6 Month CHF LIBOR	8,636,283
58,000,000	EUR	6/18/2024	CSS (f)	Receive	2.00%	6 Month EURIBOR	3,254,329
5,400,000	USD	6/18/2024	CSS (f)	Receive	3.00%	3 Month USD LIBOR	205,957
8,000,000,000	JPY	10/11/2033	BCI (f)	(Pay)	1.54%	6 Month JPY LIBOR	(975,734)
4,000,000,000	JPY	3/19/2034	BCI (f)	Receive	1.75%	6 Month JPY LIBOR	1,851,516
4,000,000,000	JPY	5/21/2034	MSCI	Receive	1.87%	6 Month JPY LIBOR	2,645,127
25,000,000	GBP	12/7/2046	ML	(Pay)	4.36%	6 Month GBP LIBOR	(10,427,153)
13,000,000	USD	5/2/2049	CSS (f)	(Pay)	3.98%	3 Month USD LIBOR	(389,006)
13,000,000	USD	5/2/2049	CSS (f)	(Pay)	3.97%	3 Month USD LIBOR	(377,938)

							$(3,506,719)

						Premiums to (Pay) Receive	$(1,366,575)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Reference Rate

CAD BA - Canadian Bankers Acceptance Rate

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CMBS - Commercial Mortgage Backed Security

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

STIBOR - Stockholm Interbank Offered Rate

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at May 31, 2014, which are subject to change based on the terms of the security.

¿	These securities are primarily backed by subprime mortgages.

(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(f)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

ML - Merrill Lynch Capital Services, Inc.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	3,138,320,129	36,099,433	(770,046)	35,329,387
Core Plus Bond Fund	271,915,568	1,742,814	(13,287,815)	(11,545,001)
Currency Hedged International Bond Fund	72,959,132	2,377,130	(2,016,501)	360,629
Debt Opportunities Fund	2,331,527,002	52,531,481	(228,192,254)	(175,660,773)
Emerging Country Debt Fund	3,192,141,626	289,607,744	(90,291,129)	199,316,615
Global Bond Fund	150,815,768	2,296,371	(6,284,378)	(3,988,007)
International Bond Fund	56,109,643	—	(7,855,434)	(7,855,434)
Strategic Fixed Income Fund	1,305,122,602	30,306,361	(37,390,475)	(7,084,114)
U.S. Treasury Fund	2,341,952,218	69,346	—	69,346
World Opportunity Overlay Fund	566,356,666	14,821,840	(25,149,450)	(10,327,610)

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$56,730,951	$85,109,429	$33,700,000	$9,429	$108,140,380

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI	$25,663,007	$—	$17,374,000	$—	$8,559,213
GMO Emerging Country Debt Fund, Class IV	10,512,729	—	—	—	11,395,970
GMO U.S. Treasury Fund	20,009,568	23,504,452	2,000,000	4,452	41,514,019
GMO World Opportunity Overlay Fund	54,497,445	—	—	—	54,903,537

Totals	$110,682,749	$23,504,452	$19,374,000	$4,452	$116,372,739

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI	$9,283,354	$—	$2,181,000	$—	$7,240,008
GMO Emerging Country Debt Fund, Class IV	3,119,087	—	—	—	3,381,142
GMO U.S. Treasury Fund	8,627,795	7,206,713	500,000	1,713	15,334,508
GMO World Opportunity Overlay Fund	16,096,362	—	—	—	16,216,305

Totals	$37,126,598	$7,206,713	$2,681,000	$1,713	$42,171,963

Debt Opportunities Fund
GMO U.S. Treasury Fund	$53,031,828	$—	$28,000,000	$7,579	$25,031,828

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI	$13,757,244	$—	$—	$—	$13,995,809
GMO U.S. Treasury Fund	56,008,142	—	—	8,131	56,008,143
GMO World Opportunity Overlay Fund	40,674,643	—	—	—	40,977,732

Totals	$110,440,029	$—	$—	$8,131	$110,981,684

Global Bond Fund
GMO Debt Opportunities Fund, Class VI	$27,241,360	$—	$12,590,500	$—	$15,006,053
GMO Emerging Country Debt Fund, Class IV	5,774,234	—	—	—	6,259,365
GMO U.S. Treasury Fund	21,069,540	19,704,402	900,000	4,402	39,873,941

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Value, end of period
Global Bond Fund (continued)
GMO World Opportunity Overlay Fund	31,889,522	—	—	—	32,127,149

Totals	$85,974,656	$19,704,402	$13,490,500	$4,402	$93,266,508

International Bond Fund
GMO Debt Opportunities Fund, Class VI	$13,772,624	$—	$7,783,500	$—	$6,163,433
GMO Emerging Country Debt Fund, Class IV	2,480,075	—	780,000	—	1,904,525
GMO U.S. Treasury Fund	2,367,613	9,080,879	7,500,000	879	3,948,492
GMO World Opportunity Overlay Fund	13,814,756	—	3,500,000	—	10,417,697

Totals	$32,435,068	$9,080,879	$19,563,500	$879	$22,434,147

Strategic Fixed Income Fund
GMO Debt Opportunities Fund, Class VI	$364,666,420	$—	$—	$—	$370,990,116
GMO Emerging Country Debt Fund, Class IV	55,332,847	—	—	—	59,981,713
GMO U.S. Treasury Fund	93,156,066	6,700,000	8,000,000	13,172	91,856,066
GMO World Opportunity Overlay Fund	323,413,116	—	30,026,638	—	295,617,681

Totals	$836,568,449	$6,700,000	$38,026,638	$13,172	$818,445,576

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through May 31, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value each debt instrument based on the most recent quoted price supplied by a single pricing source chosen by Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”). Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to represent minimal credit risk. Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event the Manager deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third-party pricing source in accordance with the convention for that security. If an updated quote for a debt instrument is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source; No alternative pricing source was available
Asset Allocation Bond Fund	—	—
Core Plus Bond Fund	< 1%	< 1%
Currency Hedged International Bond Fund	< 1%	1%
Debt Opportunities Fund	1%	3%
Emerging Country Debt Fund	2%	4%
Global Bond Fund	< 1%	1%
International Bond Fund	< 1%	1%
Strategic Fixed Income Fund	< 1%	1%
U.S. Treasury Fund	—	—
World Opportunity Overlay Fund	—	1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2014, certain Funds directly held material Level 3 investments in asset-backed securities (Debt Opportunities Fund and World Opportunity Overlay Fund) and foreign government debt obligations (Emerging Country Debt Fund). Each Fund values these investments using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$—	$2,095,391,292	$—	$2,095,391,292

TOTAL DEBT OBLIGATIONS	—	2,095,391,292	—	2,095,391,292

Mutual Funds	108,140,380	—	—	108,140,380

TOTAL MUTUAL FUNDS	108,140,380	—	—	108,140,380

Options Purchased	—	2,101,520	—	2,101,520
Short-Term Investments	968,016,324	—	—	968,016,324

Total Investments	1,076,156,704	2,097,492,812	—	3,173,649,516

Derivatives*
Swap Contracts
Interest Rate Risk	—	296,928	—	296,928

Total	$1,076,156,704	$2,097,789,740	$—	$3,173,946,444

Liability Valuation Inputs
Derivatives*
Swap Contracts
Interest Rate Risk	$—	$(358,831)	$—	$(358,831)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$15,028	$1,906,031	$1,921,059
Corporate Debt	—	4,955,410	—	4,955,410
Foreign Government Obligations	—	9,479,164	—	9,479,164
U.S. Government	92,114,470	—	—	92,114,470
U.S. Government Agency	—	14,835,938	—	14,835,938

TOTAL DEBT OBLIGATIONS	92,114,470	29,285,540	1,906,031	123,306,041

Mutual Funds	116,372,739	—	—	116,372,739
Options Purchased	—	143,580	—	143,580
Short-Term Investments	19,248,425	1,299,782	—	20,548,207

Total Investments	227,735,634	30,728,902	1,906,031	260,370,567

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	477,815	—	477,815
Futures Contracts
Interest Rate Risk	413,669	—	—	413,669
Swap Contracts
Credit Risk	—	74,197	—	74,197
Interest Rate Risk	—	550,509	—	550,509

Total	$228,149,303	$31,831,423	$1,906,031	$261,886,757

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(274,707)	$—	$(274,707)
Futures Contracts
Interest Rate Risk	(447,275)	—	—	(447,275)
Written Options
Foreign Currency Risk	—	(4,044)	—	(4,044)
Swap Contracts
Credit Risk	—	(614,993)	—	(614,993)
Interest Rate Risk	—	(341,734)	—	(341,734)

Total	$(447,275)	$(1,235,478)	$—	$(1,682,753)

Currency Hedged International Bond
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$25,802,778	$—	$25,802,778

TOTAL DEBT OBLIGATIONS	—	25,802,778	—	25,802,778

Mutual Funds	42,171,963	—	—	42,171,963
Options Purchased	—	43,988	—	43,988
Short-term Investments	4,701,134	599,899	—	5,301,033

Total Investments	46,873,097	26,446,665	—	73,319,762

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	406,004	—	406,004
Futures Contracts
Interest Rate Risk	509,152	—	—	509,152
Swap Contracts
Interest Rate Risk	—	181,503	—	181,503

Total	$47,382,249	$27,034,172	$—	$74,416,421

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(92,897)	$—	$(92,897)
Futures Contracts
Interest Rate Risk	(212,946)	—	—	(212,946)
Written Options
Foreign Currency Risk	—	(1,242)	—	(1,242)
Swap Contracts
Interest Rate Risk	—	(103,232)	—	(103,232)

Total	$(212,946)	$(197,371)	$—	$(410,317)

Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-backed Securities	$—	$54,187,243	$2,038,408,581	$2,092,595,824
U.S. Government Agency	—	—	26,421,931	26,421,931

TOTAL DEBT OBLIGATIONS	—	54,187,243	2,064,830,512	2,119,017,755

Mutual Funds	25,031,828	—	—	25,031,828
Short-Term Investment	817,554	10,999,092	—	11,816,646

Total Investments	25,849,382	65,186,335	2,064,830,512	2,155,866,229

Total	$25,849,382	$65,186,335	$2,064,830,512	$2,155,866,229

Description	Level 1	Level 2	Level 3	Total
Debt Opportunities Fund (continued)
Liability Valuation Inputs
Derivatives*
Futures Contracts
Interest Rate Risk	$(226,224)	$—	$—	$(226,224)
Swap Contracts
Interest Rate Risk	—	(145,281)	—	(145,281)

Total	$(226,224)	$(145,281)	$—	$(371,505)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,103,481	$75,350,828	$76,454,309
Corporate Debt	—	—	21,250,000	21,250,000
Foreign Government Agency	—	861,968,771	75,471,202	937,439,973
Foreign Government Obligations	—	1,764,999,505	137,101,837	1,902,101,342
Judgments	—	—	27,672,000	27,672,000
U.S. Government	—	73,504,157	—	73,504,157

TOTAL DEBT OBLIGATIONS	—	2,701,575,914	336,845,867	3,038,421,781

Loan Assignments	—	—	9,619,338	9,619,338
Loan Participations	—	—	83,055,987	83,055,987
Mutual Funds	110,981,684	—	—	110,981,684
Rights/Warrants	—	—	10,731,170	10,731,170

Short-Term Investments	138,648,281	—	—	138,648,281

Total Investments	249,629,965	2,701,575,914	440,252,362	3,391,458,241

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,310,670	—	3,310,670
Options
Credit Risk	—	—	967,851	967,851
Swap Contracts
Credit Risk	—	57,399,605	—	57,399,605

Total	$249,629,965	$2,762,286,189	$441,220,213	$3,453,136,367

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(702,144)	$—	$(702,144)
Options
Credit Risk	—	—	(1,029,807)	(1,029,807)
Swap Contracts
Credit Risk	—	(88,235,950)	—	(88,235,950)

Total	$—	$(88,938,094)	$(1,029,807)	$(89,967,901)

Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$30,805,832	$—	$30,805,832
U.S. Government	9,472,660	8,481,280	—	17,953,940

TOTAL DEBT OBLIGATIONS	9,472,660	39,287,112	—	48,759,772

Mutual Funds	93,266,508	—	—	93,266,508
Options Purchased	—	84,899	—	84,899
Short-Term Investments	3,716,750	999,832	—	4,716,582

Total Investments	106,455,918	40,371,843	—	146,827,761

Description	Level 1	Level 2	Level 3	Total
Global Bond Fund (continued)
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$382,915	$—	$382,915
Futures Contracts
Interest Rate Risk	599,451	—	—	599,451
Swap Contracts
Interest Rate Risk	—	331,005	—	331,005

Total	$107,055,369	$41,085,763	$—	$148,141,132

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(517,664)	$—	$(517,664)
Futures Contracts
Interest Rate Risk	(134,060)	—	—	(134,060)
Written Options
Foreign Currency Risk	—	(2,408)	—	(2,408)
Swap Contracts
Interest Rate Risk	—	(188,666)	—	(188,666)

Total	$(134,060)	$(708,738)	$—	$(842,798)

International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$20,463,206	$—	$20,463,206

TOTAL DEBT OBLIGATIONS	—	20,463,206	—	20,463,206

Mutual Funds	22,434,147	—	—	22,434,147

TOTAL MUTUAL FUNDS	22,434,147	—	—	22,434,147

Options Purchased	—	36,043	—	36,043
Short-Term Investments	4,071,023	1,249,790	—	5,320,813

Total Investments	26,505,170	21,749,039	—	48,254,209

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	204,019	—	204,019
Futures Contracts
Interest Rate Risk	312,249	—	—	312,249
Swap Contracts
Interest Rate Risk	—	147,002	—	147,002

Total	$26,817,419	$22,100,060	$—	$48,917,479

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(357,968)	$—	$(357,968)
Futures Contracts
Interest Rate Risk	(67,679)	—	—	(67,679)
Written Options
Foreign Currency Risk	—	(1,015)	—	(1,015)
Swap Contracts
Interest Rate Risk	—	(85,434)	—	(85,434)

Total	$(67,679)	$(444,417)	$—	$(512,096)

Strategic Fixed Income Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$171,865,057	$—	$—	$171,865,057

TOTAL DEBT OBLIGATIONS	171,865,057	—	—	171,865,057

Description	Level 1	Level 2	Level 3	Total
Strategic Fixed Income Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds	$818,445,576	$—	$—	$818,445,576
Options Purchased	—	782,157	—	782,157
Short-Term Investments	119,963,164	186,982,534	—	306,945,698

Total Investments	1,110,273,797	187,764,691	—	1,298,038,488

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,564,671	—	2,564,671
Futures Contracts
Interest Rate Risk	2,837,989	—	—	2,837,989
Swap Contracts
Interest Rate Risk	—	8,230,745	—	8,230,745

Total	$1,113,111,786	$198,560,107	$—	$1,311,671,893

Liability Valuation Inputs
Short Debt Obligations
U.S. Government Agency	$—	$(84,750,000)	$—	$(84,750,000)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	(1,471,836)	—	(1,471,836)
Futures Contracts
Interest Rate Risk	(1,875,130)	—	—	(1,875,130)
Written Options
Foreign Currency Risk	—	(22,797)	—	(22,797)
Swap Contracts
Interest Rate Risk	—	(3,187,286)	—	(3,187,286)

Total	$(1,875,130)	$(89,431,919)	$—	$(91,307,049)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$1,509,064,785	$832,956,779	$—	$2,342,021,564

Total Investments	1,509,064,785	832,956,779	—	2,342,021,564

Total	$1,509,064,785	$832,956,779	$—	$2,342,021,564

World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,272,573	$91,144,764	$92,417,337
Foreign Government Obligations	—	49,288,622	—	49,288,622
U.S. Government	—	44,301,950	—	44,301,950
U.S. Government Agency	—	—	850,400	850,400

TOTAL DEBT OBLIGATIONS	—	94,863,145	91,995,164	186,858,309

Options Purchased	—	2,502,914	—	2,502,914
Short-Term Investments	356,169,014	10,498,819	—	366,667,833

Total Investments	356,169,014	107,864,878	91,995,164	556,029,056

Derivatives*
Swap Contracts
Interest Rate Risk	—	30,442,686	—	30,442,686

Total	$356,169,014	$138,307,564	$91,995,164	$586,471,742

Liability Valuation Inputs
Derivatives*
Swap Contracts
Interest Rate Risk	$—	$(33,949,405)	$—	$(33,949,405)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014		Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31,
Core Plus Bond Fund
Debt Obligations
Asset Backed Securities	$3,005,500		$—	$(1,144,806)		$12,394	$(524,092)	$557,035	$—	$—	$1,906,031		$47,571

Total	$3,005,500		$—	$(1,144,806	)#	$12,394	$(524,092)	$557,035	$—	$—	$1,906,031		$47,571

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$1,825,883,825		$295,044,176	$(110,494,254)		$1,199,270	$(516,049)	$27,291,613	$—	$—	$2,038,408,581		$26,173,761
U.S. Government Agency	26,905,298		—	(557,206)		6,463	—	67,376	—	—	26,421,931		67,256

Total	$1,852,789,123		$295,044,176	$(111,051,460	)##	$1,205,733	$(516,049)	$27,358,989	$—	$—	$2,064,830,512		$26,241,017

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$75,460,374		$—	$(3,784,723)		$60,051	$90,810$	3,524,316	$—	$—	$75,350,828		$3,524,316
Corporate Debt	19,550,000		—	—		(145)	—	1,700,145	—	—	21,250,000		1,700,145
Foreign Government Agency	73,204,565		—	—		270,478	—	1,996,159	—	—	75,471,202		1,996,159
Foreign Government Obligations	128,865,871		1,984,920	362,400	###	616,240	(422,268)	5,694,674	—	—	137,101,837		5,694,674
Judgments	26,800,000		—	—		210,778	—	661,222	—	—	27,672,000		661,222

Total Debt Obligations	323,880,810		1,984,920	(3,422,323)		1,157,402	(331,458)	13,576,516	—	—	336,845,867		13,576,516
Loan Assignments	9,720,318		—	(147,868)		89,200	22,912	(65,224)	—	—	9,619,338		(65,224)
Loan Participations	65,821,067		18,000,000	(1,458,504)		270,988	177,587	244,849	—	—	83,055,987		244,849
Rights/Warrants	11,368,449		—	—		—	—	(637,279)	—	—	10,731,170		(637,279)

Total Investments	410,790,644		19,984,920	(5,028,695)		1,517,590	(130,959)	13,118,862	—	—	440,252,362		13,118,862
Derivatives
Swap Contracts	0	**	—	—		—	—	—	—	—	0	**	—
Options	(1,796,608)		—	—		—	—	1,734,652	—	—	(61,956)		1,734,652

Total	$408,994,036		$19,984,920	$(5,028,695	)####	$1,517,590	$(130,959)	$14,853,514	$—	$—	$440,190,406		$14,853,514

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed Securities	$119,676,759		$738	$(31,866,873)		$(492,532)	$(21,536,003)	$25,362,675	$—	$—	$91,144,764		$1,878,157
U.S. Government Agency	843,840		—	—		(868)	—	7,428	—	—	850,400		7,428

Total	$120,520,599		$738	$(31,866,873	)#####	$(493,400)	$(21,536,003)	$25,370,103	$—	$—	$91,995,164		$1,885,585

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Represents the interest in derivatives that were determined to have a value of zero at February 28, 2014 and May 31, 2014.
#	Includes $97,997 of proceeds received from principal paydowns.
##	Includes $70,562,714 of proceeds received from principal paydowns.
###	Represents retroactive adjustments related to restated paydown factors.
####	Includes $4,738,169 of proceeds received from principal paydowns.
#####	Includes $5,779,745 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	9%
Currency Hedged International Bond Fund	14%
Debt Opportunities Fund	95%
Emerging Country Debt Fund	14%
Global Bond Fund	14%
International Bond Fund	17%
Strategic Fixed Income Fund	31%
U.S. Treasury Fund	—
World Opportunity Overlay Fund	18%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds (except U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments. As of May 31, 2014, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	13,619,810	14,223,147
World Opportunity Overlay Fund	49,201,958	49,299,242

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities or currencies sold and will not immediately receive the proceeds from the sale. However, with respect to securities, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities or currencies sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

A Fund will incur a loss as a result of a short sale if the price of the security or index or currency increases between the date of the short sale and the date on which the Fund replaces the borrowed security or currency. A Fund will realize a gain if the price of the security or currency declines between those dates. The amount of any gain will be decreased and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited.

Other matters

Emerging Country Debt Fund

In December 2005, Emerging County Debt Fund (“ECDF”) entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued according to ECDF’s valuation policy, represented 0.8% of the net assets of ECDF as of May 31, 2014.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X		X
Currency Risk	X	X	X	X	X	X	X	X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X		X
Counterparty Risk	X	X	X	X	X	X	X	X		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults, to a greater extent than many other types of fixed incomes investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which primarily holds asset-backed securities, and for the Funds that have invested substantial portions of their assets in Debt Opportunities Fund.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to illiquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are registered investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Funds that invest in shares of other GMO Funds also are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies within the meaning of the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. If deemed prudent by GMO, the Funds (other than U.S. Treasury Fund) may take temporary defensive positions. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Oppor- tunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	Strategic Fixed Income Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk			X		X	X	X		X
Adjust exposure to foreign currencies		X	X		X	X	X	X	X
Futures contracts
Adjust interest rate exposure	X	X	X	X		X	X	X	X
Maintain the diversity and liquidity of the portfolio	X	X	X	X		X	X	X	X
Options (Purchased)
Adjust currency exchange rate risk		X	X			X	X	X	X
Adjust exposure to foreign currencies		X	X			X	X	X	X
Adjust interest rate exposure	X								X
Options (Written)
Adjust currency exchange rate risk		X	X			X	X	X
Adjust exposure to foreign currencies		X	X			X	X	X
Options (Credit Linked)
Achieve exposure to a reference entity’s credit					X
Swap Contracts
Achieve exposure to a reference entity’s credit		X			X		X
Adjust exposure to certain markets		X
Adjust interest rate exposure	X	X	X	X		X	X	X	X
Provide a measure of protection against default loss		X	X		X	X	X
Rights and/or warrants
Achieve exposure to a reference commodity					X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Core Plus Bond Fund
Outstanding, beginning of period	3,500,000	—	$50,606	—	—	$—
Options written	5,200,000	—	16,640	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	8,700,000	—	$67,246	—	—	$—

Currency Hedged International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	1,600,000	—	5,120	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	2,600,000	—	$19,579	—	—	$—

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Global Bond Fund
Outstanding, beginning of period	2,000,000	—	$28,918	—	—	$—
Options written	3,100,000	—	9,920	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	5,100,000	—	$38,838	—	—	$—

International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	1,300,000	—	4,160	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	2,300,000	—	$18,619	—	—	$—

Strategic Fixed Income Fund
Outstanding, beginning of period	20,000,000	—	$289,177	—	—	$—
Options written	29,300,000	—	93,760	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	49,300,000	—	$382,937	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$—	$2,101,520	$—	$2,101,520
Unrealized Appreciation on Swap Contracts	—	—	—	—	296,928	—	296,928

Total	$—	$—	$—	$—	$2,398,448	$—	$2,398,448

Liability:
Unrealized Depreciation on Swap Contracts	$—	$—	$—	$—	$(358,831)	$—	$(358,831)

Total	$—	$—	$—	$—	$(358,831)	$—	$(358,831)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Core Plus Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$143,580	$—	$—	$143,580
Unrealized Appreciation on Forward Currency Contracts	—	—	—	477,815	—	—	477,815
Unrealized Appreciation on Futures Contracts	—	—	—	—	413,669	—	413,669
Unrealized Appreciation on Swap Contracts	74,197	—	—	—	550,509	—	624,706

Total	$74,197	$—	$—	$621,395	$964,178	$—	$1,659,770

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(274,707)	$—	$—	$(274,707)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(447,275)	—	(447,275)
Written Options, at value	—	—	—	(4,044)	—	—	(4,044)
Unrealized Depreciation on Swap Contracts	(614,993)	—	—	—	(341,734)	—	(956,727)

Total	$(614,993)	$—	$—	$(278,751)	$(789,009)	$—	$(1,682,753)

Currency Hedged International Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$43,988	$—	$—	$43,988
Unrealized Appreciation on Forward Currency Contracts	—	—	—	406,004	—	—	$406,004
Unrealized Appreciation on Futures Contracts	—	—	—	—	509,152	—	509,152
Unrealized Appreciation on Swap Contracts	—	—	—	—	181,503	—	181,503

Total	$—	$—	$—	$449,992	$690,655	$—	$1,140,647

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(92,897)	$—	$—	$(92,897)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(212,946)	—	(212,946)
Written Options, at value	—	—	—	(1,242)	—	—	(1,242)
Unrealized Depreciation on Swap Contracts	—	—		—	(103,232)	—	(103,232)

Total	$—	$—	$—	$(94,139)	$(316,178)	$—	$(410,317)

Debt Opportunities Fund
Liability:
Unrealized Depreciation on Futures Contracts	$—	$—	$—	$—	$(226,224)	$—	$(226,224)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(145,281)	—	(145,281)

Total	$—	$—	$—	$—	$(371,505)	$—	$(371,505)

Emerging Country Debt Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$10,731,170	$10,731,170
Unrealized Appreciation on Forward Currency Contracts	—	—	—	3,310,670	—	—	3,310,670
Unrealized Appreciation on Swap Contracts	57,399,605	—	—	—	—	—	57,399,605
Options	967,851	—	—	—	—	—	967,851

Total	$58,367,456	$—	$—	$3,310,670	$—	$10,731,170	$72,409,296

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(702,144)	$—	$—	$(702,144)
Unrealized Depreciation on Swap Contracts	(88,235,950)	—	—	—	—	—	(88,235,950)
Options	(1,029,807)	—	—	—	—	—	(1,029,807)

Total	$(89,265,757)	$—	$—	$(702,144)	$—	$—	$(89,967,901)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Global Bond Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$84,899	$—	$—	$84,899
Unrealized Appreciation on Forward Currency
Contracts	—	—	—	382,915	—	—	382,915
Unrealized Appreciation on Futures Contracts	—	—	—	—	599,451	—	599,451
Unrealized Appreciation on Swap Contracts	—	—	—	—	331,005	—	331,005

Total	$—	$—	$—	$467,814	$930,456	$—	$1,398,270

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(517,664)	$—	$—	$(517,664)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(134,060)	—	(134,060)
Written Options, at value	—	—	—	(2,408)	—	—	(2,408)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(188,666)	—	(188,666)

Total	$—	$—	$—	$(520,072)	$(322,726)	$—	$(842,798)

International Bond Fund
Asset:
Investments (purchased options)	$—	$—	$—	$36,043	$—	$—	$36,043
Unrealized Appreciation on Forward Currency Contracts	—	—	—	204,019	—	—	204,019
Unrealized Appreciation on Futures Contracts	—	—	—	—	312,249	—	312,249
Unrealized Appreciation on Swap Contracts	—	—	—	—	147,002	—	147,002

Total	$—	$—	$—	$240,062	$459,251	$—	$699,313

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(357,968)	$—	$—	$(357,968)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(67,679)	—	(67,679)
Written Options, at value	—	—	—	(1,015)	—	—	(1,015)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(85,434)	—	(85,434)

Total	$—	$—	$—	$(358,983)	$(153,113)	$—	$(512,096)

Strategic Fixed Income Fund
Asset:
Investments (purchased options)	$—	$—	$—	$782,157	$—	$—	$782,157
Unrealized Appreciation on Forward Currency Contracts	—	—	—	2,564,671	—	—	2,564,671
Unrealized Appreciation on Futures Contracts	—	—	—	—	2,837,989	—	2,837,989
Unrealized Appreciation on Swap Contracts	—	—	—	—	8,230,745	—	8,230,745

Total	$—	$—	$—	$3,346,828	$11,068,734	$—	$14,415,562

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,471,836)	$—	$—	$(1,471,836)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(1,875,130)	—	(1,875,130)
Written Options, at value	—	—	—	(22,797)	—	—	(22,797)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(3,187,286)	—	(3,187,286)

Total	$—	$—	$—	$(1,494,633)	$(5,062,416)	$—	$(6,557,049)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
World Opportunity Overlay Fund
Asset:
Investments, at value (purchased options)	$—	$—	$—	$41	$2,502,873	$—	$2,502,914
Unrealized Appreciation on Swap Contracts	—	—	—	—	30,442,686	—	30,442,686

Total	$—	$—	$—	$41	$32,945,559	$—	$32,945,600

Liability:
Unrealized Depreciation on Swap Contracts	$—	$—	$—	$—	$(33,949,405)	$—	$(33,949,405)

Total	$—	$—	$—	$—	$(33,949,405)	$—	$(33,949,405)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end, was as follows for the period ended May 31, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Rights and/or Warrants ($)
Asset Allocation Bond Fund	—	72,891,771	82,566,667	233,533,333	—
Core Plus Bond Fund	106,812,274	159,161,489	347,627,800	35,621,948	—
Currency Hedged International Bond Fund	54,182,419	71,875,189	8,809,827	10,116,491	—
Debt Opportunities Fund	—	151,585,617	50,000,000	—	—
Emerging Country Debt Fund	389,044,991	—	3,576,116,477	360,000,000	10,943,596
Global Bond Fund	110,110,986	92,050,290	16,079,147	20,967,812	—
International Bond Fund	68,345,351	40,202,390	13,193,031	9,386,788	—
Strategic Fixed Income Fund	576,384,321	703,781,330	648,587,764	199,131,715	—
World Opportunity Overlay Fund	—	54,999,208	4,201,657,680	323,080,759	—

Subsequent events

Subsequent to May 31, 2014, GMO Global Bond Fund and GMO World Opportunity Overlay Fund received redemption requests in the amount of $94,365,510 and $317,120,268, respectively.

The Board of Trustees of GMO Trust approved the liquidation of GMO Strategic Fixed Income Fund and the Fund liquidated on June 19, 2014.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 5.0%
913,933	Asciano Group	4,772,294
174,676	Australia and New Zealand Banking Group Ltd	5,457,160
1,043,333	Incitec Pivot Ltd	2,675,130
1,007,485	Telstra Corp Ltd	5,013,254
590,939	Toll Holdings Ltd	2,986,215

	Total Australia	20,904,053

	Belgium — 1.1%
42,393	Anheuser-Busch InBev NV	4,655,022

	Brazil — 0.4%
174,300	Tupy SA	1,484,464

	Denmark — 0.3%
45,570	H Lundbeck A/S	1,229,130

	Finland — 1.6%
562,593	Nokia Oyj *	4,564,420
6,334,674	Outokumpu Oyj *	2,233,515

	Total Finland	6,797,935

	France — 17.9%
79,459	Accor SA	4,206,380
719,683	Alcatel-Lucent *	2,933,694
27,065	Arkema SA	2,769,940
27,195	AtoS	2,445,261
184,054	AXA	4,549,030
59,505	BNP Paribas	4,165,966
86,765	Carrefour SA	3,153,944
24,981	Cie Generale des Etablissements Michelin - Class B	3,076,286
47,291	Compagnie de Saint-Gobain	2,697,854
161,146	GDF Suez	4,497,524
616,444	Peugeot SA *	8,736,298
52,352	Publicis Groupe SA	4,520,281
189,694	Rexel SA *	4,533,618
127,156	Societe Television Francaise 1	2,269,210
25,676	Societe BIC SA	3,355,158
43,216	Societe Generale	2,491,000
29,431	Sodexo	3,165,591
50,214	Teleperformance	3,143,517
124,939	Total SA	8,771,536

	Total France	75,482,088

	Germany — 8.6%
35,143	Bayer AG (Registered)	5,086,975
115,424	Deutsche Bank AG (Registered)	4,674,815
253,723	Deutsche Telekom AG (Registered)	4,284,373
387,783	E.ON AG	7,554,596

Shares	Description	Value ($)
	Germany — continued
58,085	Rheinmetall AG	3,981,222
160,734	RWE AG	6,456,283
140,149	ThyssenKrupp AG *	4,214,911

	Total Germany	36,253,175

	Hong Kong — 1.9%
162,000	Cheung Kong Holdings Ltd	2,899,879
1,650,000	China Unicom Hong Kong Ltd	2,454,882
314,500	Power Assets Holdings Ltd	2,739,206

	Total Hong Kong	8,093,967

	Ireland — 0.4%
24,101	Kerry Group Plc - Class A	1,835,623

	Italy — 7.6%
232,142	Assicurazioni Generali SPA	5,261,437
160,235	Atlantia SPA	4,454,217
4,939,127	Banca Popolare di Milano Scarl *	4,518,295
581,128	Enel SPA	3,291,531
342,056	ENI SPA	8,711,583
473,506	Mediaset SPA *	2,339,651
321,387	Mediobanca SPA *	3,225,517
105,286	Saras SPA *	155,903

	Total Italy	31,958,134

	Japan — 15.8%
58,400	Aisin Seiki Co Ltd	2,133,626
488,000	Asahi Kasei Corp	3,662,211
85,600	Bridgestone Corp	3,109,342
20,700	Daito Trust Construction Co Ltd	2,248,095
106,000	Daiwa House Industry Co Ltd	1,992,473
113,900	Fuji Media Holdings Inc	1,815,413
624,000	Hitachi Ltd	4,217,979
302,900	Itochu Corp	3,596,016
113,600	Japan Tobacco Inc	3,858,814
71,400	KDDI Corp	4,266,367
1,143,000	Mazda Motor Corp	4,980,845
1,252,900	Mitsubishi UFJ Financial Group Inc	7,071,761
529,000	Nippon Electric Glass Co Ltd	2,656,537
191,000	Sekisui Chemical Co Ltd	2,079,789
1,287,000	Shinsei Bank Ltd	2,701,192
112,900	Shionogi & Co Ltd	2,274,767
216,600	Sony Corp	3,494,145
206,700	Sumitomo Mitsui Financial Group Inc	8,387,524
67,900	Tokio Marine Holdings Inc	2,157,995

	Total Japan	66,704,891

	Norway — 1.3%
170,396	Statoil ASA	5,222,260

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Panama — 0.5%
15,800	Copa Holdings SA - Class A	2,258,294

	Portugal — 1.0%
244,033	Galp Energia SGPS SA	4,324,896

	Russia — 1.0%
370,391	Sberbank Sponsored ADR *	3,726,671
42,025	TCS Group Holding Plc *	285,770
45,323	TCS Group Holding Plc GDR, 144A * (a)	305,930

	Total Russia	4,318,371

	South Korea — 1.0%
162,900	Doosan Infracore Co Ltd *	1,960,718
1,437	Samsung Electronics Co Ltd	2,035,616

	Total South Korea	3,996,334

	Spain — 4.2%
516,655	Banco Bilbao Vizcaya Argentaria SA	6,630,262
732,409	CaixaBank SA	4,456,079
230,686	Repsol YPF SA	6,500,529

	Total Spain	17,586,870

	Sweden — 1.2%
192,988	Nordea Bank AB	2,850,606
78,121	Svenska Cellulosa AB - Class B	2,175,077

	Total Sweden	5,025,683

	Switzerland — 4.9%
20,996	Roche Holding AG (Non Voting)	6,188,623
6,585	Sulzer AG	1,001,270
8,657	Syngenta AG (Registered)	3,332,112
252,510	UBS AG (Registered)	5,076,850
17,323	Zurich Insurance Group AG	5,203,480

	Total Switzerland	20,802,335

	Thailand — 0.5%
983,100	PTT Global Chemical Pcl (Foreign Registered)	2,061,356

	United Kingdom — 20.1%
56,817	Berkeley Group Holdings Plc (Unit Shares)	2,151,521
740,140	BP Plc	6,239,054
149,757	British American Tobacco Plc	9,067,929
657,649	BT Group Plc	4,380,060
26,974	DCC Plc	1,587,763
115,306	Domino Printing Sciences Plc	1,505,728
85,534	Euromoney Institutional Investor Plc	1,707,198
227,262	GlaxoSmithKline Plc	6,098,911
1,095,996	Hays Plc	2,780,741
421,174	Howden Joinery Group Plc	2,255,216

Shares	Description	Value ($)
	United Kingdom — continued
104,522	Imperial Tobacco Group Plc	4,719,977
211,521	Inchcape Plc	2,213,095
3,977,382	Lloyds Banking Group Plc *	5,184,452
190,237	Prudential Plc	4,425,274
43,647	Renishaw Plc	1,242,614
48,623	Rio Tinto Plc	2,493,612
131,805	Royal Mail Plc *	1,133,454
158,779	Royal Dutch Shell Plc A Shares (London)	6,243,691
236,825	RPS Group Plc	1,157,280
112,532	Schroders Plc (Non Voting)	3,719,690
70,733	Smiths Group Plc	1,568,739
1,152,466	Taylor Wimpey Plc	2,094,459
111,774	Travis Perkins Plc	3,156,838
324,266	Tyman Plc	1,556,533
39,010	Wolseley Plc	2,176,938
171,732	WPP Plc	3,713,900

	Total United Kingdom	84,574,667

	TOTAL COMMON STOCKS (COST $358,814,632)	405,569,548

	PREFERRED STOCKS — 0.8%

	South Korea — 0.8%
5,985	Hyundai Motor Co	887,667
2,492	Samsung Electronics Co Ltd	2,710,431

	Total South Korea	3,598,098

	United Kingdom — 0.0%
32,726,552	Rolls-Royce Holdings Plc C Shares *	54,856

	TOTAL PREFERRED STOCKS (COST $3,301,608)	3,652,954

	RIGHTS/WARRANTS — 0.1%

	France — 0.1%
193,174	Peugeot SA Warrants, Expires 04/29/17 *	378,398

	TOTAL RIGHTS/WARRANTS (COST $318,827)	378,398

	MUTUAL FUNDS — 2.1%

	United States — 2.1%
	Affiliated Issuers
352,815	GMO U.S. Treasury Fund	8,820,366

	TOTAL MUTUAL FUNDS (COST $8,820,366)	8,820,366

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

	Par Value	Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
HKD	597,551	Bank of America (Charlotte) Time Deposit, 0.01%, due 06/02/14	77,074
JPY	4,731,459	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 06/02/14	46,485
USD	983,805	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	983,805
AUD	63	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.92%, due 06/02/14	59
EUR	495,905	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	675,993
GBP	103,022	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	172,686
NOK	894,611	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	149,653

		Total Time Deposits	2,105,755

		TOTAL SHORT-TERM INVESTMENTS (COST $2,105,755)	2,105,755

		TOTAL INVESTMENTS — 99.8% (Cost $373,361,188)	420,527,021
		Other Assets and Liabilities (net) — 0.2%	675,211

		TOTAL NET ASSETS — 100.0%	$421,202,232

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.2%

	Australia — 6.0%
2,592,926	Asciano Group	13,539,510
1,709,720	Challenger Ltd	11,324,772
4,694,158	Federation Centres Ltd	11,022,521
4,936,121	Incitec Pivot Ltd	12,656,330
2,370,964	Toll Holdings Ltd	11,981,283
2,817,747	Tox Free Solutions Ltd	9,449,929

	Total Australia	69,974,345

	Belgium — 0.8%
396,365	ThromboGenics NV *	9,726,077

	Brazil — 0.7%
498,300	Cia de Locacao das Americas *	891,927
812,600	Even Construtora e Incorporadora SA	2,466,491
235,800	Grendene SA	1,483,025
421,800	Tupy SA	3,592,351

	Total Brazil	8,433,794

	Canada — 6.3%
425,940	Alamos Gold Inc	3,507,926
708,000	Canyon Services Group Inc	10,649,709
6,044,000	Capstone Mining Corp *	14,548,409
1,529,600	Gran Tierra Energy Inc *	11,031,515
172,300	Karnalyte Resources Inc * (a)	174,795
1,216,700	NuVista Energy Ltd *	12,500,266
922,800	Precision Drilling Corp	11,974,358
896,300	Western Energy Services Corp	8,993,585

	Total Canada	73,380,563

	Chile — 0.3%
310,700	Geopark Ltd *	2,920,580

	Denmark — 0.4%
155,260	H Lundbeck A/S	4,187,726

	Finland — 0.9%
15,225,300	Outokumpu Oyj *	5,368,221
196,005	Tieto Oyj	5,446,077

	Total Finland	10,814,298

	France — 16.0%
222,237	Accor SA	11,764,726
1,178,905	Altran Technologies SA	12,942,269
100,406	Arkema SA	10,275,950
104,520	AtoS	9,398,003
84,665	Cie Generale des Etablissements Michelin - Class B	10,426,072
111,928	Euler Hermes SA *	13,363,916
359,962	Faurecia	14,814,195
520,094	Groupe Steria SCA	14,120,325

Shares	Description	Value ($)
	France — continued
232,164	Nexity SA	9,767,979
437,569	Rexel SA *	10,457,741
155,993	SA des Ciments Vicat	13,301,826
478,100	Societe Television Francaise 1	8,532,111
88,618	Societe BIC SA	11,579,973
120,660	Sodexo	12,978,158
1,479,206	Technicolor *	10,918,492
168,471	Teleperformance	10,546,689

	Total France	185,188,425

	Germany — 6.5%
303,425	Aixtron AG *	4,472,096
142,092	Delticom AG	6,685,999
357,025	Deutsche Wohnen AG *	7,925,664
1,165,996	Deutz AG	9,848,440
488,595	Grand City Properties SA *	5,788,251
97,410	HeidelbergCement AG	8,397,582
201,799	Rheinmetall AG	13,831,568
521,874	SAF-Holland SA	8,522,563
834,534	TAG Immobilien AG	10,480,640

	Total Germany	75,952,803

	Hong Kong — 0.8%
5,079,910	HKT Trust	5,454,864
960,000	Hopewell Holdings Ltd	3,347,933

	Total Hong Kong	8,802,797

	India — 0.3%
1,801,974	KEC International Ltd	3,624,577

	Ireland — 0.4%
62,751	Kerry Group Plc - Class A	4,779,353

	Italy — 9.2%
1,765,030	Amplifon SPA	10,920,062
456,178	Atlantia SPA	12,680,849
496,023	Autogrill SPA *	4,753,535
9,465,886	Banca Popolare di Milano Scarl *	8,659,358
479,015	Banco Popolare Scarl *	9,252,108
1,609,488	Credito Emiliano SPA	15,819,596
1,713,936	Mediaset SPA *	8,468,768
1,581,561	Mediobanca SPA *	15,872,923
1,304,502	Piaggio & C SPA *	4,888,809
2,049,668	Saras SPA *	3,035,066
1,518,770	UnipolSai SPA	5,230,201
496,023	World Duty Free SPA *	6,907,754

	Total Italy	106,489,029

	Japan — 15.5%
1,259,800	Akebono Brake Industry Co Ltd	5,962,607
222,400	Aoyama Trading Co Ltd	6,023,050

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,196,000	Calsonic Kansei Corp	7,501,057
351,200	Capcom	5,962,139
229,500	Century Tokyo Leasing Corp	7,155,903
753,000	Daicel Chemical Industries Ltd	6,890,136
103,800	Enplas Corp	6,804,962
164,000	Fuji Seal International Inc	4,948,392
496,400	Fuji Oil Co Ltd	6,220,263
1,243,000	GS Yuasa Corp	7,132,091
258,400	Izumi Co Ltd	8,108,040
423,000	Japan Aviation Electronics Industry Ltd	7,897,427
1,286	Kenedix Office Investment Corp (REIT)	6,737,917
155,700	Kintetsu World Express Inc	6,025,225
316,000	Kyorin Co Ltd	6,120,365
1,316,900	Mitsubishi UFJ Lease & Finance Co Ltd	7,150,297
279,100	Nabtesco Corp	6,072,452
183,800	Namura Shipbuilding Co Ltd	1,500,595
667,300	NHK Spring Co Ltd	6,224,624
549,000	Nippon Shokubai Co Ltd	6,940,662
1,185,000	Nippon Soda Co Ltd	6,089,560
6,452	Nomura Real Estate Master Fund Inc	7,368,052
1,276,000	Sanden Corp	6,097,113
982,000	Sanwa Holdings Corp	6,716,743
457,500	Sumitomo Rubber Industries	6,824,810
1,928,600	Takara Leben Co Ltd	6,533,274
711,000	Tsubakimoto Chain Co	5,513,037
175,600	United Arrows Ltd	7,303,782

	Total Japan	179,824,575

	Mexico — 1.8%
365,200	Controladora Vuela Cia de Aviacion SAB de CV *	3,213,760
1,953,500	Corp Inmobiliaria Vesta SAB de CV	4,018,984
1,962,000	Fibra Shop Portafolios Inmobiliarios SAPI de CV	2,611,117
2,059,500	Genomma Lab Internacional SAB de CV - Class B *	5,270,295
1,720,430	Hoteles City Express SAB de CV *	3,318,684
1,041,700	Mexico Real Estate Management SA de CV	1,972,963

	Total Mexico	20,405,803

	Netherlands — 1.0%
355,280	Aalberts Industries NV	11,696,851

	New Zealand — 0.3%
1,098,103	Sky City Entertainment Group Ltd	3,731,422

	Norway — 0.6%
659,449	SpareBank 1 SR Bank ASA	6,509,561

Shares	Description	Value ($)
	Portugal — 0.6%
410,687	Galp Energia SGPS SA	7,278,436

	Russia — 0.2%
177,784	TCS Group Holding Plc *	1,208,931
105,060	TCS Group Holding Plc GDR, 144A * (b)	709,155

	Total Russia	1,918,086

	Singapore — 0.8%
1,100,000	ComfortDelgro Corp Ltd	2,045,330
3,685,640	Mapletree Logistics Trust (REIT)	3,486,843
1,323,000	MobileOne Ltd	3,736,430

	Total Singapore	9,268,603

	South Korea — 2.7%
398,050	DGB Financial Group Inc	6,095,997
174,907	Golfzon Co Ltd	3,427,524
427,712	Kortek Corp	5,561,054
426,400	Magnachip Semiconductor Corp *	5,295,888
46,980	S1 Corp	3,665,140
100,968	Youngone Holding Co Ltd	7,718,139

	Total South Korea	31,763,742

	Spain — 0.9%
8,200	Construcciones y Auxiliar de Ferrocarriles SA	3,828,272
1,635,781	Mapfre SA	6,684,838

	Total Spain	10,513,110

	Sweden — 2.0%
787,936	Meda AB	13,792,337
348,160	Svenska Cellulosa AB - Class B	9,693,613

	Total Sweden	23,485,950

	Switzerland — 4.3%
168,364	Aryzta AG	15,716,787
21,316	Kaba Holding AG - Class B (Registered)	9,970,543
493,063	Logitech International	6,497,790
57,506	Sulzer AG	8,743,971
35,534	Swiss Life Holding AG (Registered)	8,546,147

	Total Switzerland	49,475,238

	Turkey — 0.5%
4,411,742	Emlak Konut Gayrimenkul Yatirim	5,624,445

	United Kingdom — 17.4%
612,409	Babcock International Group Plc	12,472,249
268,462	Berkeley Group Holdings Plc (Unit Shares)	10,165,999
121,773	DCC Plc	7,167,888
539,408	Diploma Plc	5,915,968
349,360	Domino Printing Sciences Plc	4,562,132
922,798	Essentra Plc	12,225,423

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
611,236	Euromoney Institutional Investor Plc	12,199,838
670,128	Great Portland Estates Plc (REIT)	7,320,814
2,971,172	Hays Plc	7,538,403
1,190,501	Howden Joinery Group Plc	6,374,650
769,743	Inchcape Plc	8,053,644
1,756,413	ITE Group Plc	6,896,241
484,120	James Fisher & Sons Plc	10,729,801
1,126,534	Jupiter Fund Management Plc	7,586,308
287,083	Keller Group Plc	4,593,618
140,594	Renishaw Plc	4,002,659
580,015	Restaurant Group Plc	5,815,488
335,552	Royal Mail Plc *	2,885,572
1,409,350	RPS Group Plc	6,886,997
125,798	Schroders Plc (Non Voting)	4,158,191
1,848,029	Senior Plc	9,185,029
2,753,168	Taylor Wimpey Plc	5,003,528
1,850,763	Topps Tiles Plc	3,690,497
206,277	Travis Perkins Plc	5,825,891
2,627,730	Tyman Plc	12,613,557
149,567	Weir Group Plc (The)	6,570,466
1,968,196	Wilmington Group Plc	6,512,829
177,060	XP Power Ltd	4,647,291

	Total United Kingdom	201,600,971

	TOTAL COMMON STOCKS (COST $906,268,258)	1,127,371,160

	MUTUAL FUNDS — 2.2%

	United States — 2.2%
	Affiliated Issuers
999,646	GMO U.S. Treasury Fund	24,991,138

	TOTAL MUTUAL FUNDS (COST $24,991,138)	24,991,138

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
JPY	7,514,703	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 06/02/14	73,828
USD	2,342,133	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	2,342,133
AUD	328	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.92%, due 06/02/14	305
CAD	47,070	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 06/02/14	43,411
EUR	840,499	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	1,145,726
GBP	308,861	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	517,713
NZD	54	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.25%, due 06/02/14	46
SGD	65,539	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	52,251

		Total Time Deposits	4,175,413

		TOTAL SHORT-TERM INVESTMENTS (COST $4,175,413)	4,175,413

		TOTAL INVESTMENTS — 99.8% (Cost $935,434,809)	1,156,537,711
		Other Assets and Liabilities (net) — 0.2%	2,866,001

		TOTAL NET ASSETS — 100.0%	$1,159,403,712

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2014
Karnalyte Resources Inc	12/07/10	$1,471,626	0.02%	$174,795

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

*	Non-income producing security.

(a)	The security is restricted as to resale.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.1%

	Australia — 5.1%
32,135	Challenger Ltd	212,854
75,703	Incitec Pivot Ltd	194,104
36,607	Toll Holdings Ltd	184,988

	Total Australia	591,946

	Brazil — 2.0%
26,500	Tupy SA	225,693

	Canada — 4.2%
32,600	Gran Tierra Energy Inc *	235,112
6,400	Suncor Energy Inc	246,308

	Total Canada	481,420

	Finland — 1.6%
23,238	Nokia Oyj *	188,534

	France — 7.8%
1,327	Euler Hermes SA *	158,441
13,317	Peugeot SA *	188,730
1,800	Publicis Groupe SA	155,419
1,421	Societe BIC SA	185,686
3,071	Total SA	215,604

	Total France	903,880

	Hong Kong — 1.9%
147,146	China Unicom Hong Kong Ltd	218,925

	Italy — 1.4%
7,273	Assicurazioni Generali SPA	164,841

	Japan — 7.0%
31,000	Hitachi Ltd	209,547
48,000	Mazda Motor Corp	209,169
36,300	Mitsubishi UFJ Financial Group Inc	204,889
4,600	Sumitomo Mitsui Financial Group Inc	186,660

	Total Japan	810,265

	Mexico — 1.9%
83,270	Genomma Lab Internacional SAB de CV - Class B *	213,089

	Norway — 1.8%
6,895	Statoil ASA	211,316

	South Korea — 3.8%
18,200	Magnachip Semiconductor Corp *	226,044
153	Samsung Electronics Co Ltd	216,736

	Total South Korea	442,780

Shares	Description	Value ($)
	Spain — 1.5%
27,811	CaixaBank SA	169,206

	Switzerland — 1.4%
8,069	UBS AG (Registered)	162,232

	Thailand — 1.8%
858,300	Ananda Development Pcl (Foreign Registered)	57,723
74,005	PTT Global Chemical Pcl (Foreign Registered)	155,173

	Total Thailand	212,896

	United Kingdom — 7.2%
4,056	British American Tobacco Plc	245,594
155,846	Lloyds Banking Group Plc *	203,143
110,071	Taylor Wimpey Plc	200,040
90,003	Topps Tiles Plc	179,470

	Total United Kingdom	828,247

	United States — 45.7%
6,300	American Airlines Group, Inc. *	253,008
385	Apple, Inc.	243,705
4,000	Arch Capital Group Ltd. *	227,720
80,077	BPZ Resources, Inc. *	245,036
22,585	Capital Product Partners LP	242,111
4,646	Comcast Corp. - Class A	242,521
6,900	General Motors Co.	238,602
5,500	Iconix Brand Group, Inc. *	230,670
5,570	ITT Corp.	243,298
8,800	KapStone Paper and Packaging Corp. *	255,640
2,500	LyondellBasell Industries NV - Class A	248,925
3,600	Medtronic, Inc.	219,708
4,000	Merck & Co., Inc.	231,440
4,186	Methanex Corp.	239,021
7,700	Morgan Stanley	237,622
2,800	National Oilwell Varco, Inc.	229,236
12,400	NVIDIA Corp.	235,600
2,838	Qualcomm, Inc.	228,317
6,918	Trimas Corp. *	242,891
9,190	Tronox Ltd - Class A	244,178
5,600	United Continental Holdings, Inc. *	248,472
2,236	WellPoint, Inc.	242,293

	Total United States	5,270,014

	TOTAL COMMON STOCKS (COST $10,667,922)	11,095,284

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 1.9%

		South Korea — 1.9%
	205	Samsung Electronics Co Ltd	222,969

		TOTAL PREFERRED STOCKS (COST $201,481)	222,969

		MUTUAL FUNDS — 1.5%

		United States — 1.5%

		Affiliated Issuers
	6,800	GMO U.S. Treasury Fund	170,010

		TOTAL MUTUAL FUNDS (COST $170,010)	170,010

		SHORT-TERM INVESTMENTS — 1.4%

		Time Deposits — 1.4%
USD	26,557	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.06%, due 06/02/14	26,557
EUR	5,112	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	6,968
GBP	525	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	879
NOK	36,697	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 06/02/14	6,142
USD	57,806	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 06/02/14	57,806
USD	57,806	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 06/02/14	57,806

		Total Time Deposits	156,158

		TOTAL SHORT-TERM INVESTMENTS (COST $156,158)	156,158

		TOTAL INVESTMENTS — 100.9% (Cost $11,195,571)	11,644,421
		Other Assets and Liabilities (net) — (0.9%)	(105,079)

		TOTAL NET ASSETS — 100.0%	$11,539,342

Notes to Schedule of Investments:

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

*	Non-income producing security.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

NOK - Norwegian Krone

USD - United States Dollar

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	375,796,464	48,432,025	(3,701,468)	44,730,557
Foreign Small Companies Fund	943,922,824	230,988,659	(18,373,772)	212,614,887
Global Focused Equity Fund	11,199,326	787,408	(342,313)	445,095

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$7,770,349	$23,760,193	$22,710,175	$1,134	$—	$8,820,366
Foreign Small Companies Fund
GMO U.S. Treasury Fund	$19,920,782	$102,882,255	$97,811,900	$3,335	$—	$24,991,138
Global Focused Equity Fund
GMO U.S. Treasury Fund	$210,013	$499,972	$539,975	$32	$—	$170,010

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through May 31, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the

Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2014 is as follows:

Securities

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees.	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	<1%	97%
Foreign Small Companies Fund	<1%	88%
Global Focused Equity Fund	—	44%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$20,904,053	$—	$20,904,053
Belgium	—	4,655,022	—	4,655,022
Brazil	—	1,484,464	—	1,484,464
Denmark	—	1,229,130	—	1,229,130
Finland	—	6,797,935	—	6,797,935
France	—	75,482,088	—	75,482,088
Germany	—	36,253,175	—	36,253,175
Hong Kong	—	8,093,967	—	8,093,967
Ireland	—	1,835,623	—	1,835,623
Italy	—	31,958,134	—	31,958,134
Japan	—	66,704,891	—	66,704,891
Norway	—	5,222,260	—	5,222,260
Panama	2,258,294	—	—	2,258,294
Portugal	—	4,324,896	—	4,324,896
Russia	—	4,012,441	305,930	4,318,371
South Korea	—	3,996,334	—	3,996,334
Spain	—	17,586,870	—	17,586,870
Sweden	—	5,025,683	—	5,025,683
Switzerland	—	20,802,335	—	20,802,335
Thailand	—	2,061,356	—	2,061,356
United Kingdom	—	84,574,667	—	84,574,667

TOTAL COMMON STOCKS	2,258,294	403,005,324	305,930	405,569,548

Preferred Stocks
South Korea	—	3,598,098	—	3,598,098
United Kingdom	—	—	54,856	54,856

TOTAL PREFERRED STOCKS	—	3,598,098	54,856	3,652,954

Rights/warrants
France	378,398	—	—	378,398

TOTAL RIGHTS/WARRANTS	378,398	—	—	378,398

Mutual Funds
United States	8,820,366	—	—	8,820,366

TOTAL MUTUAL FUNDS	8,820,366	—	—	8,820,366

Total Short-Term Investments	2,105,755	—	—	2,105,755

Total Investments	13,562,813	406,603,422	360,786	420,527,021

Total	$13,562,813	$406,603,422	$360,786	$420,527,021

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$69,974,345	$—	$69,974,345
Belgium	—	9,726,077	—	9,726,077
Brazil	—	8,433,794	—	8,433,794
Canada	73,380,563	—	—	73,380,563
Chile	2,920,580	—	—	2,920,580
Denmark	—	4,187,726	—	4,187,726
Finland	—	10,814,298	—	10,814,298
France	—	185,188,425	—	185,188,425
Germany	—	75,952,803	—	75,952,803
Hong Kong	—	8,802,797	—	8,802,797
India	—	3,624,577	—	3,624,577
Ireland	—	4,779,353	—	4,779,353
Italy	—	106,489,029	—	106,489,029
Japan	—	179,824,575	—	179,824,575
Mexico	20,405,803	—	—	20,405,803

Description	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Netherlands	—	11,696,851	—	11,696,851
New Zealand	—	3,731,422	—	3,731,422
Norway	—	6,509,561	—	6,509,561
Portugal	—	7,278,436	—	7,278,436
Russia	—	1,208,931	709,155	1,918,086
Singapore	—	9,268,603	—	9,268,603
South Korea	5,295,888	26,467,854	—	31,763,742
Spain	—	10,513,110	—	10,513,110
Sweden	—	23,485,950	—	23,485,950
Switzerland	—	49,475,238	—	49,475,238
Turkey	—	5,624,445	—	5,624,445
United Kingdom	—	201,600,971	—	201,600,971

TOTAL COMMON STOCKS	102,002,834	1,024,659,171	709,155	1,127,371,160

Mutual Funds
United States	24,991,138	—	—	24,991,138

TOTAL MUTUAL FUNDS	24,991,138	—	—	24,991,138

Total Short-Term Investments	4,175,413	—	—	4,175,413

Total Investments	131,169,385	1,024,659,171	709,155	1,156,537,711

Total	$131,169,385	$1,024,659,171	$709,155	$1,156,537,711

Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$591,946	$—	$591,946
Brazil	—	225,693	—	225,693
Canada	481,420	—	—	481,420
Finland	—	188,534	—	188,534
France	—	903,880	—	903,880
Hong Kong	—	218,925	—	218,925
Italy	—	164,841	—	164,841
Japan	—	810,265	—	810,265
Mexico	213,089	—	—	213,089
Norway	—	211,316	—	211,316
South Korea	226,044	216,736	—	442,780
Spain	—	169,206	—	169,206
Switzerland	—	162,232	—	162,232
Thailand	—	212,896	—	212,896
United Kingdom	—	828,247	—	828,247
United States	5,270,014	—	—	5,270,014

TOTAL COMMON STOCKS	6,190,567	4,904,717	—	11,095,284

Preferred Stocks
South Korea	—	222,969	—	222,969

TOTAL PREFERRED STOCKS	—	222,969	—	222,969

Mutual Funds
United States	170,010	—	—	170,010

TOTAL MUTUAL FUNDS	170,010	—	—	170,010

Total Short-Term Investments	156,158	—	—	156,158

Total Investments	6,516,735	5,127,686	—	11,644,421

Total	$6,516,735	$5,127,686	$—	$11,644,421

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2014
Foreign Fund
Common Stocks
Russia	$506,711	$—	$—	$—	$—	$(200,781)	$—	$—	$305,930	$(200,781)
Preferred Stocks
United Kingdom	—	48,645	—	—	—	6,211	—	—	54,856	6,211

Total	$506,711	$48,645	$—	$—	$—	$(194,570)	$—	$—	$360,786	$(194,570)

Foreign Small Companies Fund
Common Stock
Russia	$1,174,571	$—	$—	$—	$—	$(465,416)	$—	$—	$709,155	$(465,416)

Total	$1,174,571	$—	$—	$—	$—	$(465,416)	$—	$—	$709,155	$(465,416)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2014 were as follows:

Fund Name	Level 3 securities
Foreign Fund	<1%
Foreign Small Companies Fund	<1%
Global Focused Equity Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equities	X	X	X
Illiquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to illiquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and the other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

•  LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that GMO key personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives, to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund
Rights and/or warrants
Received as a result of corporate actions	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$378,398	$—	$—	$—	$378,398

Total	$—	$378,398	$—	$—	$—	$378,398

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (rights and/or warrants) outstanding at each month-end, was as follows for the period ended May 31, 2014.

Fund Name	Rights and/or Warrants ($)
Foreign Fund	290,004
Foreign Small Companies Fund	1,637,688

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 97.7%

		United States — 97.7%
		Affiliated Issuers
	1,304,386	GMO International Equity Fund, Class IV	35,714,095

		TOTAL MUTUAL FUNDS (COST $32,301,615)	35,714,095

		SHORT-TERM INVESTMENTS — 2.2%

		Time Deposits — 2.2%
USD	366,140	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	366,140
EUR	7,116	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	9,696

Par Value		Description	Value ($)
		Time Deposits — continued
USD	366,140	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	366,140
USD	58,549	Sumitomo (Tokyo) Time Deposit, 0.06%, due 06/02/14	58,549

		Total Time Deposits	800,525

		TOTAL SHORT-TERM INVESTMENTS (COST $800,525)	800,525

		TOTAL INVESTMENTS — 99.9% (Cost $33,102,140)	36,514,620
		Other Assets and Liabilities (net) — 0.1%	37,206

		TOTAL NET ASSETS — 100.0%	$36,551,826

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/03/2014	MSCI	AUD	1,282,000	USD	1,178,878	$(14,215)
06/03/2014	BBH	CAD	92,000	USD	84,239	(608)
06/03/2014	BBH	CHF	115,000	USD	128,570	150
06/03/2014	MSCI	CHF	898,000	USD	1,004,220	1,428
06/03/2014	BBH	EUR	623,000	USD	850,540	1,297
06/03/2014	BCLY	EUR	13,237,000	USD	18,083,320	39,304
06/03/2014	MSCI	GBP	4,370,000	USD	7,376,966	51,977
06/03/2014	MSCI	JPY	511,502,000	USD	5,048,275	23,698
06/03/2014	BBH	NOK	886,000	USD	148,845	632
06/03/2014	MSCI	NOK	307,000	USD	51,463	107
06/03/2014	BBH	NZD	19,000	USD	16,249	115
06/03/2014	BCLY	NZD	1,681,000	USD	1,433,568	6,147
06/03/2014	DB	SEK	1,018,000	USD	154,646	2,524
06/03/2014	BBH	SGD	286,000	USD	228,488	472
06/03/2014	BBH	USD	84,892	AUD	92,000	727
06/03/2014	BBH	USD	139,433	JPY	14,163,000	(307)
06/03/2014	BBH	USD	40,809	SEK	269,000	(612)
06/03/2014	BOA	USD	44,843	CAD	49,000	347
06/03/2014	DB	USD	1,070,978	GBP	635,000	(6,592)
06/03/2014	GS	USD	11,971	SGD	15,000	(12)

						$106,579

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%

	Australia — 0.4%
4,546	Commonwealth Bank of Australia	345,841
5,103	CSL Ltd	335,664
92,548	GPT Group (REIT)	336,140
70,688	Telstra Corp Ltd	351,744
10,050	Westpac Banking Corp	322,161

	Total Australia	1,691,550

	Austria — 0.3%
20,658	OMV AG	856,172
10,470	Voestalpine AG	484,997

	Total Austria	1,341,169

	Belgium — 0.2%
7,454	Belgacom SA	246,892
6,985	Delhaize Group	497,234
1,325	Solvay SA	214,362

	Total Belgium	958,488

	Brazil — 0.8%
3,700	Aes Tiete SA	23,783
7,400	Ambev SA ADR	52,096
89,000	Banco do Brasil SA	904,580
36,600	Banco Santander Brasil SA	246,037
22,500	Brasil Brokers Participacoes SA	38,968
1,700	CETIP SA	21,991
6,900	Companhia de Saneamento Basico do Estado de Sao Paulo	67,081
16,800	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	164,472
3,300	Companhia de Saneamento de Minas Gerais-Copasa MG	56,947
8,200	Companhia Siderurgica Nacional SA	31,441
36,900	Companhia Siderurgica Nacional SA Sponsored ADR	143,172
10,500	Cosan Ltd – Class A	131,250
6,000	Cosan SA Industria e Comercio	100,808
5,500	CPFL Energia SA	44,681
2,300	CPFL Energia SA ADR	36,961
4,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,374
8,250	Duratex SA	33,953
18,100	EDP-Energias Do Brasil SA	75,864
7,500	Equatorial Energia SA	76,329
5,900	Grupo BTG Pactual	89,542
18,500	Klabin SA	94,469
13,700	Light SA	121,143
2,800	Localiza Rent a Car SA	44,369
5,300	LPS Brasil Consultoria de Imoveis SA	23,752
8,500	MRV Engenharia e Participacoes SA	26,066
3,900	Multiplus SA	56,821

Shares	Description	Value ($)
	Brazil — continued
3,000	Raia Drogasil SA	25,443
34,900	Tim Participacoes SA	189,432
6,900	Tractebel Energia SA	102,254
9,900	Transmissora Alianca de Energia Eletrica SA	85,730
1,900	Ultrapar Participacoes SA	45,670
23,700	Vale SA Sponsored ADR	302,175

	Total Brazil	3,482,654

	Canada — 0.2%
2,300	Canadian Pacific Railway Ltd	384,952
2,800	Magna International Inc – Class A	286,482
2,500	Valeant Pharmaceuticals International Inc *	328,184

	Total Canada	999,618

	China — 1.5%
687,000	Agricultural Bank of China Ltd – Class H	306,397
34,000	Anton Oilfield Services Group	25,982
400	Baidu Inc Sponsored ADR *	66,400
1,878,000	Bank of China Ltd – Class H	898,186
7,500	Beijing Enterprises Holdings Ltd	64,821
46,000	Beijing Enterprises Water Group Ltd	29,603
74,000	Brilliance China Automotive Holdings Ltd	122,567
47,800	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	31,769
189,000	China Communications Construction Co Ltd – Class H	126,346
294,000	China Communications Services Corp Ltd – Class H	139,341
1,384,000	China Construction Bank – Class H	1,016,326
48,000	China Everbright Ltd	67,700
22,000	China Gas Holdings Ltd	35,427
11,000	China Life Insurance Co Ltd – Class H	30,216
9,000	China Mengniu Dairy Co Ltd	44,263
104,000	China Mobile Ltd	1,018,625
2,800	China Mobile Ltd Sponsored ADR	137,368
68,000	China Overseas Land & Investment Ltd	178,526
42,000	China Railway Construction Corp Ltd – Class H	35,547
75,000	China Railway Group Ltd – Class H	34,721
8,000	China Resources Land Ltd	16,230
53,000	China Shenhua Energy Co Ltd – Class H	145,244
706,000	China Telecom Corp Ltd – Class H	356,693
203,000	CNOOC Ltd	346,894
118,000	Dongfeng Motor Group Co Ltd – Class H	180,246
44,000	Huaneng Power International Inc – Class H	46,439
1,482,000	Industrial and Commercial Bank of China Ltd – Class H	962,498
25,000	Jiangxi Copper Co Ltd	41,343
36,000	Lee & Man Paper Manufacturing Ltd	18,141
1,600	Lenovo Group Ltd	1,984
133,000	Lonking Holdings Ltd	23,699
9,000	New China Life Insurance Co Ltd	28,299

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	China — continued
60,000	People’s Insurance Co Group of China Ltd	23,960
64,000	PICC Property & Casualty Co Ltd – Class H	94,233
13,000	Shenzhou International Group Holdings Ltd *	45,234
37,000	Sun Art Retail Group Ltd	43,519
8,000	Weichai Power Co Ltd – Class H	29,745
78,000	Yanzhou Coal Mining Co Ltd – Class H	61,535

	Total China	6,876,067

	Czech Republic — 0.2%
26,534	CEZ AS	777,094
231	Komercni Banka AS	53,256
1,540	Telefonica 02 Czech Republic AS	22,326

	Total Czech Republic	852,676

	Denmark — 0.3%
423	AP Moller – Maersk A/S – Class A	1,106,919
1,711	Carlsberg A/S – Class B	178,484
18,088	TDC A/S	176,110

	Total Denmark	1,461,513

	Egypt — 0.0%
88,933	Orascom Telecom Holding SAE *	64,504
12,416	Sidi Kerir Petrochemicals Co	28,059
46,468	Telecom Egypt Co	84,906

	Total Egypt	177,469

	Finland — 0.6%
11,826	Fortum Oyj	288,582
278,283	Nokia Oyj *	2,257,761
12,358	UPM–Kymmene Oyj	217,783

	Total Finland	2,764,126

	France — 10.4%
4,990	Airbus Group NV	357,950
107,312	ArcelorMittal	1,633,302
32,373	AXA	800,122
18,688	BNP Paribas	1,308,354
20,052	Bouygues SA	932,542
23,306	Carrefour SA	847,183
4,620	Casino Guichard-Perrachon SA	595,084
905	Christian Dior SA	189,365
11,260	Cie Generale des Etablissements Michelin – Class B (Registered)	1,386,613
26,280	CNP Assurances	567,068
27,712	Compagnie de Saint-Gobain	1,580,912
44,692	Credit Agricole SA	697,525
8,516	Electricite de France	298,983
145,269	GDF Suez	4,054,403
11,348	Lafarge SA	980,532
210,282	Orange	3,517,628

Shares	Description	Value ($)
	France — continued
32,492	Peugeot SA *	460,479
22,718	Renault SA	2,136,320
6,769	Rexel SA	161,777
45,871	Sanofi	4,904,207
14,135	Schneider Electric SA	1,331,585
22,151	Societe Generale	1,276,799
163,679	Total SA	11,491,337
4,026	Vallourec SA	219,067
12,755	Veolia Environnement SA	243,709
33,364	Vinci SA	2,470,923
125,825	Vivendi SA *	3,299,300

	Total France	47,743,069

	Germany — 7.7%
12,280	Allianz SE (Registered)	2,086,104
62,933	BASF SE	7,252,747
26,464	Bayerische Motoren Werke AG	3,322,573
26,500	Commerzbank AG *	421,618
69,892	Daimler AG (Registered)	6,639,866
24,936	Deutsche Lufthansa AG (Registered)	658,970
17,404	Deutsche Bank AG (Registered)	704,884
8,833	Deutsche Post AG (Registered)	328,071
145,186	Deutsche Telekom AG	2,451,614
204,261	E.ON AG (Registered)	3,979,312
1,908	Fresenius SE & Co KGaA	284,709
3,774	Fresenius Medical Care AG & Co	250,055
5,873	Hannover Rueck SE	522,571
8,267	HeidelbergCement AG	712,687
7,423	K+S AG	258,346
6,216	Metro AG *	260,115
5,581	Muenchener Rueckversicherungs AG (Registered)	1,238,213
5,127	ProSiebenSat.1 Media AG (Registered)	233,645
56,923	RWE AG	2,286,454
12,463	Suedzucker AG	253,225
11,435	ThyssenKrupp AG *	343,902
2,833	Volkswagen AG	746,887

	Total Germany	35,236,568

	Hong Kong — 0.1%
37	Esprit Holdings Ltd	54
40,000	Galaxy Entertainment Group Ltd	321,033
44,000	Sands China Ltd	321,808

	Total Hong Kong	642,895

	Hungary — 0.0%
43,906	Magyar Telekom Telecommunications Plc *	64,876
2,855	OTP Bank Plc	62,435

	Total Hungary	127,311

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	India — 0.1%
562	Grasim Industries Ltd Sponsored GDR	30,245
2,300	HDFC Bank Ltd (b)	103,569
2,100	ICICI Bank Ltd Sponsored ADR *	104,307
2,400	Infosys Technologies Ltd Sponsored ADR	123,432
4,100	Sesa Sterlite Ltd ADR	76,916
800	Tata Motors Ltd Sponsored ADR	29,792

	Total India	468,261

	Indonesia — 0.2%
476,400	Astra International Tbk PT	289,008
5,100	Bank Central Asia Tbk PT	4,712
177,400	Bank Mandiri Persero Tbk PT	155,454
24,000	Bank Rakyat Indonesia Persero Tbk PT	21,003
318,000	Gajah Tunggal Tbk PT	47,864
267,400	Global Mediacom Tbk PT	47,028
172,800	Harum Energy Tbk PT	35,950
12,900	Indo Tambangraya Megah Tbk PT	31,699
183,700	Media Nusantara Citra Tbk PT	44,612
1,119,100	Telekomunikasi Indonesia Persero Tbk PT	247,465
4,200	Telekomunikasi Indonesia Tbk PT Sponsored ADR	183,456

	Total Indonesia	1,108,251

	Ireland — 0.2%
36,952	CRH Plc	1,014,906

	Israel — 0.2%
14,500	Check Point Software Technologies Ltd *	934,960

	Italy — 3.4%
784,395	Enel SPA	4,442,842
186,551	ENI SPA	4,751,136
96,614	Fiat SPA *	1,012,054
89,032	Finmeccanica SPA *	732,035
104,161	Intesa Sanpaolo SPA	349,287
161,458	Mediaset SPA *	797,784
109,670	Parmalat SPA	374,344
27,900	Prada SPA	208,876
17,844	Prysmian SPA	414,573
1,347,556	Telecom Italia SPA *	1,675,022
726,994	Telecom Italia SPA-Di RISP	694,925
47,320	UniCredit SPA	413,136

	Total Italy	15,866,014

	Japan — 7.1%
31,100	Aeon Co Ltd	376,447
12,000	Asahi Breweries Ltd	339,562
1,800	Asatsu–DK Inc	43,367
5,600	Central Japan Railway Co	744,687
16,348	Century Tokyo Leasing Corp	509,737

Shares	Description	Value ($)
	Japan — continued
100,000	Cosmo Oil Co Ltd	192,379
17,000	Daiwa House Industry Co Ltd	319,547
41,000	Daiwa Securities Group Inc	333,032
11,300	FujiFilm Holdings Corp	293,572
12,700	Fuji Heavy Industries Ltd	338,680
20,600	Hakuhodo DY Holdings Inc	187,127
38,000	Hitachi Ltd	256,864
39,400	INPEX Corp	570,744
92,800	Itochu Corp	1,101,718
154,500	Japan Tobacco Inc	5,248,123
33,400	JFE Holdings Inc	637,282
103,820	JX Holdings Inc	542,690
9,300	KDDI Corp	555,703
133,000	Marubeni Corp	911,232
79,000	Mazda Motor Corp	344,258
74,300	Mitsubishi Chemical Holdings Corp	308,782
56,600	Mitsubishi Corp	1,121,806
58,100	Mitsubishi UFJ Financial Group Inc	327,935
11,000	Mitsui Fudosan Co Ltd	350,387
59,700	Mitsui & Co Ltd	908,481
69,000	Mitsui OSK Lines Ltd	248,766
175,300	Mizuho Financial Group Inc	342,395
112,545	Nippon Steel Corp	319,089
30,100	Nippon Telegraph & Telephone Corp	1,781,975
149,000	Nippon Yusen Kabushiki Kaisha	441,115
396,200	Nissan Motor Co Ltd	3,575,727
49,800	Nomura Holdings Inc	329,253
78,600	NTT Docomo, Inc.	1,310,415
17,500	ORIX Corp	279,930
11,700	Otsuka Holdings Co Ltd	331,292
31,800	Ricoh Co Ltd	390,652
43,100	Showa Shell Sekiyu KK	466,997
264,500	Sojitz Corp	423,315
20,100	Sony Corp	324,249
87,600	Sumitomo Corp	1,151,305
30,000	Sumitomo Metal Mining Co Ltd	456,241
7,500	Sumitomo Mitsui Financial Group Inc	304,337
70,000	Sumitomo Mitsui Trust Holdings Inc	284,165
8,000	Sumitomo Realty & Development Co Ltd	345,529
85,000	Taisei Corp	439,513
10,700	Takeda Pharmaceutical Co Ltd	485,817
36,000	TonenGeneral Sekiyu KK	346,125
6,700	Toyota Motor Corp	379,461
27,100	Toyota Tsusho Corp	721,728
95,600	Yamada Denki Co Ltd	353,669

	Total Japan	32,697,202

	Malaysia — 0.0%
9,375	AMMB Holdings Berhad	21,424
48,111	CIMB Group Holdings Berhad	109,978
7,569	Hong Leong Bank Berhad	32,709

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Malaysia — continued
3,090	Media Prima Bhd	2,481
6,700	Tenaga Nasional Berhad	25,168

	Total Malaysia	191,760

	Mexico — 0.1%
21,200	America Movil SAB de CV – Class L ADR	409,796
8,736	Cemex SAB de CV Sponsored ADR *	112,432
600	Embotelladoras Arca SAB de CV	3,891
10,800	Fibra Uno Administracion SA de CV (REIT)	33,156
9,900	Grupo Financiero Banorte SAB de CV – Class O	72,299

	Total Mexico	631,574

	Netherlands — 1.0%
59,228	Aegon NV	514,621
3,699	Heineken NV	260,883
103,367	ING Groep NV *	1,449,711
55,234	Koninklijke Ahold NV	1,004,427
3,675	Koninklijke DSM NV	265,213
247,432	Koninklijke KPN NV *	916,220

	Total Netherlands	4,411,075

	Nigeria — 0.0%
1,281	Nestle Nigeria Plc	8,450

	Norway — 0.8%
101,395	Statoil ASA	3,107,532
14,248	Telenor ASA	337,937
6,415	Yara International ASA	292,926

	Total Norway	3,738,395

	Panama — 0.0%
600	Copa Holdings SA – Class A	85,758

	Peru — 0.1%
16,800	Compania de Minas Buenaventura SA ADR	179,592
4,500	Southern Copper Corp	133,740

	Total Peru	313,332

	Philippines — 0.1%
22,710	BDO Unibank Inc	45,967
56,200	First Gen Corp	25,242
2,450	GT Capital Holdings Inc	47,966
351,000	Lopez Holding Corp	39,866
13,700	Manila Water Co Inc	7,966
285	Philippine Long Distance Telephone Co	18,440
200	Philippine Long Distance Telephone Co Sponsored ADR	13,110
34,200	Puregold Price Club Inc	32,695
13,210	Robinsons Retail Holdings Inc *	19,191

	Total Philippines	250,443

Shares	Description	Value ($)
	Poland — 0.3%
3,170	Asseco Poland SA	42,751
322	Bank Pekao SA	19,713
1,462	Jastrzebska Spolka Weglowa SA	22,645
25,775	KGHM Polska Miedz SA	985,084
19,451	PGE SA	134,334
15,298	Synthos SA	22,244

	Total Poland	1,226,771

	Portugal — 0.2%
232,584	EDP-Energias de Portugal SA	1,100,788
952	Jeronimo Martins SGPS SA	16,258

	Total Portugal	1,117,046

	Qatar — 0.0%
4,603	Qatar Gas Transport Co Nakilat	28,809
511	Qatar National Bank	25,560

	Total Qatar	54,369

	Russia — 1.0%
2,619	Bashneft OAO – Class S	169,474
7,800	CTC Media Inc	79,326
867	Eurasia Drilling Co Ltd GDR	25,951
5,245	Gazprom Neft JSC Sponsored ADR	106,206
165,468	Gazprom OAO Sponsored ADR *	1,351,803
1,975	Globaltrans Investment Plc Sponsored GDR	21,596
20,002	Lukoil OAO Sponsored ADR	1,132,934
953	Magnit OJSC GDR	55,610
1,001	Mail.ru Group Ltd GDR (Registered) *	34,155
9,000	Mobile Telesystems Sponsored ADR	166,410
40,282	Rosneft OJSC GDR (Registered) *	263,147
33,992	Sberbank Sponsored ADR *	342,009
2,069	Sistema JSFC Sponsored GDR (Registered) *	59,213
62,290	Surgutneftegas Sponsored ADR *	457,745
6,990	Tatneft Sponsored GDR *	250,401
6,200	VimpelCom Ltd Sponsored ADR	51,894
49,400	VTB Bank OJSC GDR (Registered) *	132,958

	Total Russia	4,700,832

	Singapore — 0.2%
248,000	CapitaCommercial Trust (REIT)	334,320
86,000	Capitaland Ltd	218,984
47,000	StarHub Ltd	157,452
22,386	Venture Corp Ltd	130,147
240,000	Yangzijiang Shipbuilding Holdings Ltd	193,487

	Total Singapore	1,034,390

	South Africa — 0.3%
73,516	African Bank Investments Ltd	58,372
3,042	Coronation Fund Managers Ltd	29,125
6,118	Discovery Ltd	52,934
12,292	Investec Ltd	105,571

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
3,396	Kumba Iron Ore Ltd	103,781
10,471	Life Healthcare Group Holdings Ltd	41,129
14,285	MTN Group Ltd	301,331
2,901	Naspers Ltd – N Shares	320,449
1,181	Sasol Ltd	66,467
40,236	Telkom South Africa Ltd *	147,229
3,330	Vodacom Group Ltd	40,402
2,870	Wilson Bayly Holmes-Ovcon Ltd	36,347

	Total South Africa	1,303,137

	South Korea — 1.2%
1,960	BS Financial Group Inc	29,909
2,930	DGB Financial Group Inc	44,872
1,065	Dongbu Insurance Co Ltd	60,319
440	GS Engineering & Construction Corp *	14,330
1,120	GS Holdings	47,664
6,980	Hana Financial Group Inc	253,915
3,280	Hankook Tire WorldwideCo Ltd	75,175
4,640	Hanwha Corp	123,426
1,320	Hyundai Marine & Fire Insurance Co Ltd	37,492
1,083	Hyundai Mobis	306,176
992	Hyundai Motor Co	218,753
3,500	Iljin Holdings Co Ltd	22,107
16,880	Industrial Bank of Korea	232,052
8,487	Kia Motors Corp	490,136
1,479	KJB Financial Group Co Ltd *	16,527
2,261	KNB Financial Group Co Ltd *	30,806
820	Kolon Industries Inc	55,885
124	Korea Zinc Co Ltd	45,124
11,450	KT Corp	340,626
980	LIG Insurance Co Ltd	27,264
99	POSCO	28,066
1,622	Samsung Engineering Co Ltd *	129,872
302	Samsung Fire & Marine Insurance Co Ltd	77,024
1,054	Samsung Electronics Co Ltd	1,493,069
1,340	Shinhan Financial Group Co Ltd	58,581
3,408	SK Innovation Co Ltd	356,395
2,817	SK Telecom Co Ltd	605,507
185	SK Holdings Co Ltd	33,417
13,840	Tong Yang Securities Inc *	30,957
17,679	Woori Finance Holdings Co Ltd *	208,305

	Total South Korea	5,493,751

	Spain — 3.3%
24,607	ACS Actividades de Construccion y Servicios SA	1,093,630
31,448	Banco Bilbao Vizcaya Argentaria SA	403,574
62,903	Banco Santander SA	644,105
26,214	Distribuidora Internacional de Alimentacion SA	242,383
6,252	Enagas	183,990
31,106	Ferrovial SA	673,498

Shares	Description	Value ($)
	Spain — continued
49,494	Gas Natural SDG SA	1,426,509
351,593	Iberdrola SA	2,531,076
132,822	Mapfre SA	542,795
71,473	Repsol YPF SA	2,014,046
317,059	Telefonica SA	5,323,345

	Total Spain	15,078,951

	Sweden — 0.7%
77,064	Ericsson LM – Class B	960,585
16,916	Sandvik AB	241,129
7,008	Skanska AB – Class B	162,375
168,118	TeliaSonera AB	1,245,939
27,838	Volvo AB – Class B	405,256

	Total Sweden	3,015,284

	Switzerland — 0.8%
21,084	ABB Ltd (Registered)	500,974
7,677	Holcim Ltd (Registered)	673,932
8,203	Novartis AG (Registered)	738,058
1,082	Roche Holding AG (Non Voting)	318,922
736	Swisscom AG (Registered)	438,883
3,970	Zurich Insurance Group AG	1,192,508

	Total Switzerland	3,863,277

	Taiwan — 1.1%
22,763	Acer Inc Sponsored GDR *	69,133
5,000	Advantech Co Ltd	37,057
8,600	Asustek Computer GDR (Registered) (a)	474,233
15,000	Asustek Computer Inc	165,260
3,760	Catcher Technology GDR (Registered)	167,981
64,000	China Petrochemical Development Corp	24,766
12,000	Chong Hong Construction Co Ltd	33,774
6,300	Chunghwa Telecom Co Ltd ADR	200,655
95,970	Compal Electronics GDR (Registered) (a)	391,228
53,000	Compal Electronics Inc	43,621
8,000	Delta Electronics Inc	52,149
189,850	E.Sun Financial Holding Co Ltd	125,480
2,197	Far Eastone Telecom GDR (Registered) (a)	74,702
28,000	Foxconn Technology Co Ltd	64,678
18,000	Highwealth Construction Corp	41,951
94,688	Hon Hai Precision Industry Co Ltd GDR	590,098
17,392	HTC Corp GDR (Registered)	367,473
4,000	HTC Corp	21,380
9,000	Integrated Memory Logic Ltd	26,666
9,817	Lite-On Technology Corp GDR (a)	158,355
8,000	Makalot Industrial Co Ltd	41,148
1,000	MediaTek Inc	16,264
131,000	Mega Financial Holding Co Ltd	109,477
9,000	Novatek Microelectronics Corp Ltd	46,140
61,000	Pegatron Corp	118,040

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
5,000	Phison Electronics Corp	36,704
48,568	Powertech Technology Inc GDR	186,476
26,400	Quanta Computer Inc GDR (Registered) (a)	353,932
35,000	Radiant Opto-Electronics Corp	143,908
19,000	Realtek Semiconductor Corp	58,671
11,000	Simplo Technology Co Ltd	57,963
13,000	Synnex Technology International Corp	21,057
106,000	Taishin Financial Holding Co Ltd	52,711
17,000	Taiwan Mobile Co Ltd	56,054
4,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	82,240
28,000	TPK Holding Co Ltd	227,039
10,000	Tripod Technology Corp	19,646
29,000	Unimicron Technology Corp	26,662
72,000	Wistron Corp	61,304
21,623	Wistron Corp GDR (Registered) (a)	181,875
20,000	WPG Holdings Co Ltd	27,877
13,000	Yungtay Engineering Co Ltd	31,284

	Total Taiwan	5,087,112

	Thailand — 0.3%
5,400	Advanced Info Service Pcl NVDR	37,730
91,600	Bangchak Petroleum Pcl NVDR	83,833
193,000	Bangkok Dusit Medical Services Pcl NVDR	97,588
335,900	Banpu Pcl NVDR	296,713
39,100	Electricity Generating Pcl NVDR	156,906
32,300	Glow Energy Pcl NVDR	78,768
33,000	Intouch Holdings Pcl NVDR	74,635
11,100	PTT Exploration & Production Pcl NVDR	51,947
44,300	PTT Pcl NVDR	397,069
30,400	Ratchaburi Electricity Generating Holding Pcl NVDR	49,165
749,800	Sansiri Pcl NVDR	42,903
59,800	Thai Oil Pcl NVDR	90,738
242,500	TTW Pcl NVDR	76,820

	Total Thailand	1,534,815

	Turkey — 0.5%
51,506	Akbank TAS	200,809
99,088	Asya Katilim Bankasi AS *	75,545
11,101	Aygaz AS	49,036
12,175	Dogus Otomotiv Servis ve Ticaret AS	50,064
59,480	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	63,215
24,461	Emlak Konut Gayrimenkul Yatirim (REIT)	31,185
14,348	Gubre Fabrikalari TAS	27,514
6,143	Haci Omer Sabanci Holding AS	29,849
23,658	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	29,451
6,074	Koza Altin Isletmeleri AS	60,604
54,301	Koza Anadolu Metal Madencilik Isletmeleri AS *	63,237

Shares	Description	Value ($)
	Turkey — continued
4,506	Pegasus Hava Tasimaciligi AS *	60,713
47,872	Tekfen Holding AS *	126,970
5,031	Tupras-Turkiye Petrol Rafineriler AS	122,193
47,100	Turk Telekomunikasyon AS	136,221
990	Turk Traktor ve Ziraat Makineleri AS	30,065
27,247	Turkcell Iletisim Hizmetleri AS *	170,256
57,098	Turkiye Garanti Bankasi AS	232,471
131,599	Turkiye IS Bankasi – Class C	374,457
51,057	Turkiye Vakiflar Bankasi TAO – Class D	123,119
17,381	Turkiye Halk Bankasi AS	134,979
51,693	Yapi ve Kredi Bankasi AS	120,477

	Total Turkey	2,312,430

	United Arab Emirates — 0.0%
2,956	First Gulf Bank PJSC	14,474

	United Kingdom — 8.8%
887	Al Noor Hospitals Group Plc	15,302
15,054	Anglo American Plc	368,307
20,494	ARM Holdings Plc	315,894
7,363	Associated British Foods Plc	372,809
75,003	AstraZeneca Plc	5,418,895
117,217	Aviva Plc	1,031,383
92,325	BAE Systems Plc	655,871
178,612	Barclays Plc	738,887
23,529	BG Group Plc	482,471
9,993	BHP Billiton Plc	313,310
960,232	BP Plc	8,094,333
158	British American Tobacco Plc	9,567
400	British American Tobacco Plc Sponsored ADR	48,504
59,761	BT Group Plc	398,019
48,751	Centrica Plc	274,621
57,027	Glencore Plc	309,694
57,505	HSBC Holdings Plc	606,586
53,392	Imperial Tobacco Group Plc	2,411,062
51,570	Kingfisher Plc	339,639
368,282	Lloyds Banking Group Plc *	480,049
71,536	Marks & Spencer Group Plc	540,082
4,430	Next Plc	494,458
15,373	Prudential Plc	357,605
4,466	Reckitt Benckiser Group Plc	382,302
5,789	Rio Tinto Plc	296,887
171,220	Royal Dutch Shell Plc A Shares (London)	6,732,911
119,747	Royal Dutch Shell Plc B Shares (London)	4,894,974
55,079	RSA Insurance Group Plc	443,047
223,543	Tesco Plc	1,138,109
89,921	TUI Travel Plc	618,958
2,120	Unilever Plc	95,320
447,544	Vodafone Group Plc	1,569,112
15,161	WPP Plc	327,874

	Total United Kingdom	40,576,842

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — 40.9%
25,600	3M Co.	3,649,280
54,000	Abbott Laboratories	2,160,540
15,200	Accenture Plc – Class A	1,238,040
3,286	Aetna, Inc.	254,829
4,200	Allergan, Inc.	703,332
5,700	Allstate Corp. (The)	332,082
3,500	American Express Co.	320,250
6,200	American International Group, Inc.	335,234
2,900	Ameriprise Financial, Inc.	326,569
13,400	Amgen, Inc.	1,554,266
14,800	Apple, Inc.	9,368,400
7,000	Assurant, Inc.	474,670
15,800	Baxter International, Inc.	1,175,678
3,300	BE Aerospace, Inc. *	319,275
9,500	Becton, Dickinson and Co.	1,118,150
37,500	Bed Bath & Beyond, Inc. *	2,281,875
3,600	Biogen Idec, Inc. *	1,149,732
5,600	Bristol–Myers Squibb Co.	278,544
10,000	CBRE Group, Inc. *	298,400
8,900	Charles Schwab Corp. (The)	224,369
41,600	Chevron Corp.	5,108,064
9,500	CH Robinson Worldwide, Inc.	568,670
312,000	Cisco Systems, Inc.	7,681,440
13,900	Coach, Inc.	565,869
104,300	Coca-Cola Co. (The)	4,266,913
21,000	Cognizant Technology Solutions Corp. – Class A *	1,020,810
19,500	Colgate-Palmolive Co.	1,333,800
9,900	ConocoPhillips	791,406
10,100	Covidien Plc	738,411
3,900	CR Bard, Inc.	576,849
11,000	Danaher Corp.	862,730
7,100	Delta Air Lines, Inc.	283,361
4,900	Dollar Tree, Inc. *	259,847
2,900	Eastman Chemical Co.	255,954
32,200	eBay, Inc. *	1,633,506
3,000	Ecolab, Inc.	327,570
17,600	Eli Lilly & Co.	1,053,536
48,400	EMC Corp.	1,285,504
16,200	Emerson Electric Co.	1,081,026
2,600	EOG Resources, Inc.	275,080
3,300	EQT Corp.	352,704
7,500	Exelon Corp.	276,225
7,400	Expeditors International of Washington, Inc.	336,774
105,600	Express Scripts Holding Co. *	7,547,232
46,100	Exxon Mobil Corp.	4,634,433
8,100	Fastenal Co.	394,875
4,600	Franklin Resources, Inc.	253,966
6,800	GameStop Corp. – Class A	257,380
7,800	General Motors Co.	269,724
2,900	General Dynamics Corp.	342,548

Shares	Description	Value ($)
	United States — continued
11,400	General Mills, Inc.	626,202
8,100	Genuine Parts Co.	699,273
15,300	Genworth Financial, Inc. – Class A *	259,947
7,300	Google, Inc. – Class A *	4,173,045
7,100	Google, Inc. – Class C *	3,982,958
8,900	Hartford Financial Services Group, Inc. (The)	308,385
41,100	Hewlett-Packard Co.	1,376,850
3,900	Home Depot, Inc.	312,897
12,500	Hormel Foods Corp.	615,125
8,800	Humana, Inc.	1,095,248
47,700	International Business Machines Corp.	8,793,972
9,400	Intuit, Inc.	745,326
800	Intuitive Surgical, Inc. *	295,792
8,600	Invesco Ltd.	315,620
84,600	Johnson & Johnson	8,583,516
151,100	JPMorgan Chase & Co.	8,396,627
17,400	KeyCorp.	238,206
2,900	Kimberly-Clark Corp.	325,815
4,400	Kohl’s Corp.	239,536
3,000	L-3 Communications Holdings, Inc.	363,510
5,200	Lincoln National Corp.	249,392
2,000	Lockheed Martin Corp.	327,300
8,800	Marathon Oil Corp.	322,608
3,900	Mastercard, Inc. – Class A	298,155
8,700	McDonald’s Corp.	882,441
17,300	Medtronic, Inc.	1,055,819
6,100	MetLife, Inc.	310,673
231,700	Microsoft Corp.	9,485,798
2,800	Monsanto Co.	341,180
4,400	Monster Beverage Corp. *	305,272
3,200	Moody’s Corp.	273,728
10,200	Morgan Stanley	314,772
22,200	Nike, Inc. – Class B	1,707,402
3,700	Noble Energy, Inc.	266,659
7,300	Occidental Petroleum Corp.	727,737
224,200	Oracle Corp.	9,420,884
13,600	Paychex, Inc.	559,096
26,800	PepsiCo, Inc.	2,367,244
111,200	Philip Morris International, Inc.	9,845,648
3,700	PNC Financial Services Group, Inc.	315,499
91,000	Procter & Gamble Co. (The)	7,351,890
51,000	Qualcomm, Inc.	4,102,950
28,500	Regions Financial Corp.	290,415
12,100	Reynolds American, Inc.	721,523
2,400	Rock- Tenn Co. – Class A	242,472
5,400	Rockwell Collins, Inc.	426,816
4,300	Ross Stores, Inc.	294,335
3,100	SanDisk Corp.	299,553
5,600	Sigma–Aldrich Corp.	551,768
4,100	Starbucks Corp.	300,284
13,700	Stryker Corp.	1,157,513

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
20,800	Sysco Corp.	780,624
7,500	Teradata Corp. *	314,925
5,300	Texas Instruments, Inc.	248,994
9,400	TJX Cos., Inc. (The)	511,830
3,600	Travelers Cos., Inc. (The)	336,420
400	Tupperware Brands Corp.	33,488
1,700	Union Pacific Corp.	338,759
29,815	UnitedHealth Group, Inc.	2,374,169
4,300	United Technologies Corp.	499,746
10,200	Unum Group	345,882
6,400	Varian Medical Systems, Inc. *	527,680
14,500	VF Corp.	913,790
3,800	Viacom, Inc. – Class B	324,254
43,300	Wal–Mart Stores, Inc.	3,324,141
9,600	WellPoint, Inc.	1,040,256
123,900	Wells Fargo & Co.	6,291,642
2,400	WW Grainger, Inc.	620,088
4,400	Yum! Brands, Inc.	340,164

	Total United States	188,231,250

	TOTAL COMMON STOCKS (COST $372,430,831)	440,720,285

	PREFERRED STOCKS — 2.3%

	Brazil — 0.7%
16,100	AES Tiete SA	122,962
6,900	Banco Bradesco SA	96,125
14,300	Banco do Estado do Rio Grande do Sul SA – Class B	67,788
12,100	Bradespar SA	100,460
5,000	Companhia de Transmissao de Energia Eletrica Paulista	58,095
48,800	Companhia Energetica de Minas Gerais Sponsored ADR	342,576
5,600	Companhia Energetica de Sao Paulo – Class B	67,191
5,500	Companhia Paranaense de Energia – Class B	79,126
5,200	Companhia Paranaense de Energia Sponsored ADR	75,504
30,600	Companhia Energetica de Minas Gerais	212,805
24,200	Eletropaulo Metropolitana SA	96,679
30,800	Gerdau SA	183,263
6,700	Gol Linhas Aereas Inteligentes SA *	39,387
7,100	Gol Linhas Aereas Inteligentes SA ADR *	41,961
11,900	Itau Unibanco Holding SA	185,381
74,384	Itausa-Investimentos Itau SA	283,551
23,000	Metalurgica Gerdau SA	167,446
90,100	Oi SA	78,023
9,200	Telefonica Brasil SA	183,770
16,400	Telefonica Brasil SA ADR	329,804
33,400	Vale SA	382,260

	Total Brazil	3,194,157

Shares	Description	Value ($)
	Germany — 1.2%
16,812	Porsche Automobil Holding SE	1,796,935
13,297	Volkswagen AG	3,540,796

	Total Germany	5,337,731

	Russia — 0.3%
139,838	Sberbank *	275,411
761,172	Surgutneftegaz OJSC *	568,061
241	Transneft *	552,404

	Total Russia	1,395,876

	South Korea — 0.1%
719	Hyundai Motor Co	101,586
1,418	Hyundai Motor Co	210,311
216	Samsung Electronics Co Ltd	234,933
6	Samsung Electronics Co Ltd GDR	3,288

	Total South Korea	550,118

	TOTAL PREFERRED STOCKS (COST $9,348,103)	10,477,882

	INVESTMENT FUNDS — 0.3%

	Thailand — 0.0%
23,500	TICON Industrial Growth Leasehold Property Fund	7,048

	United States — 0.3%
44,100	iShares MSCI India ETF	1,255,527
25,000	WisdomTree India Earnings Fund	537,000

	Total United States	1,792,527

	TOTAL INVESTMENT FUNDS (COST $1,797,059)	1,799,575

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
164	Gol Linhas Aereas Inteligentes SA Rights, Expires 07/04/14 *	—

	France — 0.0%
32,492	Peugeot SA Warrants, Expires 04/29/17 *	63,647

	South Korea — 0.0%
332	BS Financial Group Inc Rights, Expires 12/31/49 *	634
338	GS Engineering & Construction Corp Rights, Expires 06/03/14 *	1,839

	Total South Korea	2,473

	TOTAL RIGHTS/WARRANTS (COST $84,764)	66,120

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares/ Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	114,465	GMO U.S. Treasury Fund	2,861,617

		TOTAL MUTUAL FUNDS (COST $2,861,617)	2,861,617

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
USD	2,303,481	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	2,303,481
EUR	91,581	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	124,839
GBP	13,693	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	22,953
HKD	8,177	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	1,055
NZD	18,546	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.15%, due 06/02/14	2,771
SGD	14,350	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	11,441
USD	193,186	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	193,186
NOK	573,796	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	95,986

		Total Time Deposits	2,755,712

		TOTAL SHORT-TERM INVESTMENTS (COST $2,755,712)	2,755,712

		TOTAL INVESTMENTS — 99.5% (Cost $389,278,086)	458,681,191
		Other Assets and Liabilities (net) — 0.5%	2,110,002

		TOTAL NET ASSETS — 100.0%	$460,791,193

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BOA	AUD	1,176,131	USD	1,081,876	$(12,614)
08/08/2014	BOA	AUD	1,333,106	USD	1,233,575	(1,204)
06/04/2014	SSB	AUD	1,176,131	USD	1,081,864	(12,626)
06/04/2014	BNYM	CAD	507,550	USD	459,155	(8,924)
08/08/2014	BNYM	CAD	507,550	USD	466,605	(706)
06/04/2014	MSCI	CAD	960,032	USD	867,588	(17,784)
08/08/2014	MSCI	CAD	960,032	USD	882,830	(1,090)
06/04/2014	BBH	CHF	513,107	USD	581,833	8,844
08/08/2014	BBH	CHF	513,107	USD	572,017	(1,373)
06/04/2014	BCLY	CHF	290,223	USD	329,244	5,150

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/08/2014	BCLY	CHF	290,223	USD	323,687	$(633)
06/04/2014	BOA	CHF	300,564	USD	340,790	5,149
08/08/2014	BOA	CHF	300,564	USD	335,287	(589)
06/04/2014	MSCI	CHF	510,554	USD	578,844	8,706
08/08/2014	MSCI	CHF	510,554	USD	569,917	(620)
06/04/2014	SSB	CHF	510,554	USD	578,939	8,801
08/08/2014	SSB	CHF	510,554	USD	569,866	(671)
06/04/2014	BBH	EUR	499,486	USD	688,861	7,990
08/08/2014	BBH	EUR	499,486	USD	679,775	(1,084)
06/04/2014	BOA	EUR	300,812	USD	414,920	4,870
08/08/2014	BOA	EUR	447,512	USD	609,433	(580)
06/04/2014	JPM	EUR	901,599	USD	1,243,349	14,340
06/04/2014	BCLY	GBP	742,485	USD	1,234,766	(9,778)
08/08/2014	BCLY	GBP	742,485	USD	1,240,269	(3,635)
06/04/2014	DB	GBP	7,882,261	USD	13,104,259	(107,888)
08/08/2014	DB	GBP	7,882,261	USD	13,168,342	(37,010)
06/04/2014	BBH	JPY	184,318,103	USD	1,811,320	719
06/04/2014	BCLY	JPY	248,258,658	USD	2,443,275	4,570
06/04/2014	BNYM	JPY	300,875,204	USD	2,957,379	1,810
06/04/2014	BOA	JPY	322,195,083	USD	3,170,431	5,432
06/04/2014	MSCI	JPY	363,258,174	USD	3,568,105	(267)
06/04/2014	SSB	JPY	403,172,773	USD	3,966,319	5,856
06/04/2014	BCLY	NOK	10,555,142	USD	1,775,568	9,945
08/08/2014	BCLY	NOK	10,555,142	USD	1,766,889	6,002
06/04/2014	DB	NOK	4,122,132	USD	688,800	(734)
08/08/2014	DB	NOK	4,122,132	USD	689,550	1,866
06/04/2014	SSB	NOK	3,546,702	USD	592,645	(633)
08/08/2014	SSB	NOK	3,546,702	USD	594,018	2,331
06/04/2014	BBH	SEK	9,348,645	USD	1,422,029	25,068
08/08/2014	BBH	SEK	9,348,645	USD	1,407,992	12,481
06/04/2014	BOA	SEK	7,985,913	USD	1,222,134	28,806
08/08/2014	BOA	SEK	7,985,913	USD	1,203,600	11,510
06/04/2014	BBH	SGD	421,523	USD	335,954	(108)
06/04/2014	BCLY	SGD	1,769,657	USD	1,413,647	2,776
06/04/2014	BOA	SGD	2,714,425	USD	2,164,777	683
06/04/2014	DB	SGD	1,179,770	USD	940,086	(494)
06/04/2014	MSCI	SGD	3,901,248	USD	3,113,176	2,880
06/04/2014	BBH	USD	571,655	CHF	513,107	1,334
06/04/2014	BBH	USD	679,797	EUR	499,486	1,074
06/04/2014	BBH	USD	1,802,010	JPY	184,318,103	8,591
06/04/2014	BBH	USD	1,409,472	SEK	9,348,645	(12,511)
06/04/2014	BBH	USD	334,636	SGD	421,523	1,426
08/08/2014	BBH	USD	1,812,070	JPY	184,318,103	(699)
08/08/2014	BBH	USD	335,973	SGD	421,523	93
06/04/2014	BCLY	USD	323,482	CHF	290,223	612
06/04/2014	BCLY	USD	1,240,897	GBP	742,485	3,647
06/04/2014	BCLY	USD	2,402,406	JPY	248,258,658	36,298
06/04/2014	BCLY	USD	1,771,575	NOK	10,555,142	(5,952)
06/04/2014	BCLY	USD	3,901,248	SGD	3,109,975	5,880
08/08/2014	BCLY	USD	2,444,285	JPY	248,258,658	(4,545)
08/08/2014	BCLY	USD	782,857	SGD	982,208	223
06/04/2014	BNYM	USD	467,333	CAD	507,550	746
06/04/2014	BNYM	USD	2,911,296	JPY	300,875,204	44,273
08/08/2014	BNYM	USD	2,958,618	JPY	300,875,204	(1,793)
06/04/2014	BOA	USD	1,093,235	AUD	1,176,131	1,255
06/04/2014	BOA	USD	335,072	CHF	300,564	569
06/04/2014	BOA	USD	409,661	EUR	300,812	389
06/04/2014	BOA	USD	3,118,480	JPY	322,195,083	46,520
06/04/2014	BOA	USD	1,204,843	SEK	7,985,913	(11,515)
06/04/2014	BOA	USD	2,166,119	SGD	2,714,425	(2,025)
08/08/2014	BOA	USD	3,171,711	JPY	322,195,083	(5,367)
08/08/2014	BOA	USD	2,164,855	SGD	2,714,425	(739)
06/04/2014	DB	USD	13,175,042	GBP	7,882,261	37,105
06/04/2014	DB	USD	691,373	NOK	4,122,132	(1,839)
06/04/2014	DB	USD	936,846	SGD	1,179,770	3,734
08/08/2014	DB	USD	940,131	SGD	1,179,770	459
06/04/2014	JPM	USD	1,238,112	EUR	901,599	(9,102)
06/04/2014	MSCI	USD	884,211	CAD	960,032	1,161
06/04/2014	MSCI	USD	569,551	CHF	510,554	587
06/04/2014	MSCI	USD	3,511,475	JPY	363,258,174	56,898
06/04/2014	MSCI	USD	3,109,975	SGD	3,901,248	322
08/08/2014	MSCI	USD	2,143,140	JPY	217,767,794	(3,046)

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/08/2014	MSCI	USD	2,482,180	SGD	3,113,800	$344
06/04/2014	SSB	USD	1,100,134	AUD	1,176,131	(5,644)
06/04/2014	SSB	USD	569,507	CHF	510,554	631
06/04/2014	SSB	USD	3,896,978	JPY	403,172,773	63,485
06/04/2014	SSB	USD	595,592	NOK	3,546,702	(2,313)
08/08/2014	SSB	USD	3,967,963	JPY	403,172,773	(5,817)

						$210,289

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
27	Mini MSCI Emerging Markets	June 2014	$1,383,210	$(5,384)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.3%

	Australia — 1.2%
21,755,343	Arrium Ltd	18,392,729
1,924,381	Bank of Queensland Ltd	21,534,408
887,266	Bendigo and Adelaide Bank Ltd	9,695,466
4,577,782	BlueScope Steel Ltd *	24,958,501
11,643,620	Goodman Fielder Ltd	7,383,742
2,746,883	Investa Office Fund (REIT)	8,579,584
12,401,975	Mirvac Group (REIT)	20,927,642
4,806,635	Pacific Brands Ltd	2,529,058
7,148,567	Stockland (REIT)	25,986,190
6,027,931	TABCORP Holdings Ltd	19,547,024
4,083,620	Tatts Group Ltd	11,566,911

	Total Australia	171,101,255

	Austria — 0.5%
242,945	Erste Group Bank AG	8,446,509
1,167,625	Immofinanz AG (Entitlement Shares) *	—
890,759	OMV AG	36,917,571
618,420	Voestalpine AG	28,646,779

	Total Austria	74,010,859

	Belgium — 0.8%
718,637	Ageas	30,229,714
999,987	Belgacom SA	33,121,586
690,447	Delhaize Group	49,150,182

	Total Belgium	112,501,482

	Canada — 0.4%
181,200	Canadian Tire Corp Ltd	17,478,288
858,700	First Quantum Minerals Ltd	18,111,657
340,400	Home Capital Group Inc	15,307,483
306,900	RONA Inc	3,099,285

	Total Canada	53,996,713

	Denmark — 0.7%
25,040	AP Moller – Maersk A/S – Class A	65,525,400
226,879	Carlsberg A/S – Class B	23,667,058
196,163	Jyske Bank A/S (Registered) *	10,861,119

	Total Denmark	100,053,577

	Finland — 1.7%
1,566,985	Fortum Oyj	38,238,072
390,556	Metso Oyj	15,183,912
332,597	Neste Oil Oyj	6,812,918
18,696,218	Nokia Oyj *	151,685,853
1,719,379	UPM–Kymmene Oyj	30,300,273

	Total Finland	242,221,028

	France — 20.0%
1,930,053	Air France – KLM *	29,444,778
499,365	Alstom SA	19,682,703

Shares	Description	Value ($)
	France — continued
3,961,345	ArcelorMittal	60,292,153
1,533,737	AXA	37,907,441
952,450	BNP Paribas	66,681,366
1,173,734	Bouygues SA	54,585,869
729,834	Carrefour SA	26,529,774
760,980	Cie Generale des Etablissements Michelin – Class B (Registered)	93,710,891
473,986	CNP Assurances	10,227,633
1,795,752	Compagnie de Saint-Gobain	102,443,938
2,075,404	Credit Agricole SA	32,391,597
978,554	Electricite de France	34,355,426
7,785,028	GDF Suez	217,277,200
143,310	Lafarge SA	12,382,806
14,158,457	Orange	236,844,714
4,474,368	Peugeot SA, *	63,411,132
1,186,926	Renault SA	111,614,308
2,757,607	Sanofi	294,824,115
907,553	Schneider Electric SA	85,495,860
1,293,150	Societe Generale	74,538,047
1,261,814	Technicolor *	9,313,852
10,364,673	Total SA	727,667,899
428,835	Vallourec SA	23,334,227
1,773,294	Veolia Environnement SA	33,882,235
1,771,923	Vinci SA	131,227,828
7,876,496	Vivendi SA *	206,532,283

	Total France	2,796,600,075

	Germany — 14.9%
812,866	Allianz SE (Registered)	138,088,209
502,317	Aurubis AG	27,375,768
2,873,256	BASF SE	331,129,897
1,717,140	Bayerische Motoren Werke AG	215,588,102
1,055,186	Commerzbank AG *	16,788,133
3,920,842	Daimler AG (Registered)	372,487,071
1,763,785	Deutsche Lufthansa AG (Registered)	46,610,611
1,383,748	Deutsche Bank AG (Registered)	56,043,512
9,803,132	Deutsche Telekom AG	165,535,927
203,936	Duerr AG	17,474,444
13,282,791	E.ON AG (Registered)	258,768,750
900,585	Freenet AG	27,993,546
223,634	Fresenius Medical Care AG & Co	14,817,374
146,324	Hannover Rueck SE	13,019,704
252,548	HeidelbergCement AG	21,771,815
904,818	K+S AG (Registered)	31,490,796
1,202,615	Kloeckner & Co SE *	20,254,701
688,747	Metro AG *	28,821,336
307,679	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	68,262,316
3,673,033	RWE AG	147,536,544
367,696	Salzgitter AG	15,737,056
336,867	Telefonica Deutschland Holding AG	2,617,967

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
163,163	Volkswagen AG	43,016,023

	Total Germany	2,081,229,602

	Hong Kong — 0.8%
1,113,000	Cheung Kong Holdings Ltd	19,923,245
15,250,190	Esprit Holdings Ltd	22,497,507
2,851,691	Link (REIT)	15,209,248
2,301,931	Sun Hung Kai Properties Ltd	31,536,306
1,396,000	Wharf Holdings Ltd (The)	9,928,960
4,315,700	Yue Yuen Industrial Holdings	13,359,134

	Total Hong Kong	112,454,400

	Ireland — 0.4%
1,160,860	CRH Plc	31,883,641
747,733	Smurfit Kappa Group Plc	18,050,702

	Total Ireland	49,934,343

	Israel — 0.8%
1,771,770	Bank Hapoalim BM	10,349,609
6,096,382	Bank Leumi Le-Israel *	24,148,693
881,200	Check Point Software Technologies Ltd *	56,819,776
9,714,068	Israel Discount Bank Ltd – Class A *	17,106,466
1,149,322	Partner Communications Co Ltd *	9,684,663

	Total Israel	118,109,207

	Italy — 6.4%
27,291,423	A2A SPA	32,726,159
463,481	Banco Popolare SC *	8,952,071
40,771,068	Enel SPA	230,928,828
11,078,777	ENI SPA	282,157,566
544,434	Exor SPA	23,397,323
4,579,389	Fiat SPA *	47,970,158
4,261,584	Finmeccanica SPA *	35,039,417
406,379	Italcementi SPA-Di RISP	2,881,392
8,491,608	Mediaset SPA *	41,958,079
2,122,925	Mediolanum SPA	18,233,553
450,283	Recordati SPA	7,585,400
657,310	Saipem SPA *	17,147,031
81,791,232	Telecom Italia SPA *	101,667,106
41,694,548	Telecom Italia SPA-Di RISP	39,855,338

	Total Italy	890,499,421

	Japan — 13.7%
214,200	Adastria Holdings Co Ltd	4,902,884
2,146,000	Aeon Co Ltd	25,976,031
231,100	Alfresa Holdings Corp	14,013,610
852,000	Asahi Glass Co Ltd	4,755,219
610,000	Asahi Kasei Corp	4,577,764
61,900	Asatsu–DK Inc	1,491,332
1,525,000	Calsonic Kansei Corp	9,564,475
926,000	Canon Inc	30,525,298

Shares	Description	Value ($)
	Japan — continued
116,900	Central Japan Railway Co	15,545,333
646,100	Chubu Electric Power Co Inc *	7,780,700
8,183,000	Cosmo Oil Co Ltd	15,742,395
6,607,000	Daikyo Inc	14,165,755
398,700	Daito Trust Construction Co Ltd	43,300,261
4,539,000	DIC Corp	12,205,463
252,900	FujiFilm Holdings Corp	6,570,294
377,700	Fuji Oil Co Ltd	4,732,863
1,050,000	Gunze Ltd	2,925,449
603,300	Hakuhodo DY Holdings Inc	5,480,288
1,287,000	Hanwa Co Ltd	5,158,413
4,540,000	Haseko Corp	33,046,408
1,186,300	Honda Motor Co Ltd	41,645,086
547,700	Idemitsu Kosan Co Ltd	11,400,087
2,534,600	INPEX Corp	36,715,928
822,000	IT Holdings Corp	13,994,207
5,026,500	Itochu Corp	59,674,403
5,728,300	Japan Tobacco Inc	194,581,391
1,237,600	JFE Holdings Inc	23,613,796
8,055,390	JX Holdings Inc	42,107,315
751,300	K’s Holdings Corp	21,703,335
12,888,000	Kawasaki Kisen Kaisha Ltd	27,144,299
396,800	KDDI Corp	23,710,009
14,755,000	Kobe Steel Ltd	20,545,593
250,300	Kohnan Shoji Co Ltd	2,495,240
4,345,100	Leopalace21 Corp *	19,865,176
6,190,000	Marubeni Corp	42,409,971
1,011,700	Medipal Holdings Corp	14,254,919
6,661,600	Mitsubishi Chemical Holdings Corp	27,684,816
3,616,000	Mitsubishi Corp	71,668,723
3,097,400	Mitsubishi UFJ Lease & Finance Co Ltd	16,817,776
7,821,000	Mitsui Chemicals Inc	19,533,915
8,940,000	Mitsui Engineer & Shipbuilding Co Ltd	17,400,270
3,878,900	Mitsui & Co Ltd	59,026,918
6,285,000	Mitsui Mining & Smelting Co Ltd	15,408,666
6,446,000	Mitsui OSK Lines Ltd	23,239,813
904,100	Net One Systems Co Ltd	6,786,731
1,476,000	Nichirei Corp	7,301,799
6,681,500	Nippon Light Metal Co Ltd	9,696,068
883,700	Nippon Paper Industries Co Ltd	18,154,462
1,357,000	Nippon Telegraph & Telephone Corp	80,336,868
8,278,000	Nippon Yusen Kabushiki Kaisha	24,507,074
1,861,600	Nipro Corp	16,452,212
13,358,900	Nissan Motor Co Ltd	120,564,805
1,061,000	Nisshinbo Holdings Inc	10,025,663
1,591,900	North Pacific Bank Ltd	6,214,771
3,599,300	NTT Docomo, Inc.	60,007,360
126,800	Okinawa Electric Power Co	4,108,464
7,669	ORIX JREIT Inc (REIT)	10,263,755
5,231,900	Resona Holdings Inc	27,487,080
1,224,300	Round One Corp	8,213,624
205,500	Ryohin Keikaku Co Ltd	22,382,917

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
677,900	Sega Sammy Holdings Inc	13,101,573
532,000	Seino Holdings Co Ltd	5,847,289
110,800	Shimamura Co Ltd	10,743,527
2,324,400	Showa Shell Sekiyu KK	25,185,326
18,603,000	Sojitz Corp	29,772,861
13,528,000	Sumitomo Mitsui Construction Co Ltd *	14,158,656
4,349,700	Sumitomo Corp	57,167,019
1,227,500	Sumitomo Electric Industries Ltd	16,605,536
1,352,000	Sumitomo Metal Mining Co Ltd	20,561,261
221,600	Suzuken Co Ltd	7,866,205
673,000	Takeda Pharmaceutical Co Ltd	30,556,523
5,559,700	Tokyo Electric Power Co Inc (The) *	22,600,611
1,039,000	TonenGeneral Sekiyu KK	9,989,550
5,739,000	Tosoh Corp	27,483,483
1,377,100	Toyota Tsusho Corp	36,674,946
2,007,800	UNY Co Ltd	12,723,117
8,475,200	Yamada Denki Co Ltd	31,353,680

	Total Japan	1,913,996,703

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 2.1%
5,269,116	Aegon NV	45,782,380
346,714	Corbion NV	7,733,045
269,755	Heineken NV	19,025,306
5,872,320	ING Groep NV *	82,358,650
3,026,092	Koninklijke Ahold NV	55,029,277
2,808,881	Koninklijke BAM Groep NV	14,697,057
229,132	Koninklijke DSM NV	16,535,745
15,015,721	Koninklijke KPN NV *	55,601,961

	Total Netherlands	296,763,421

	New Zealand — 0.3%
2,395,197	Chorus Ltd	3,470,938
1,847,870	Fletcher Building Ltd	14,063,468
10,092,437	Telecom Corp of New Zealand	23,068,191

	Total New Zealand	40,602,597

	Norway — 1.9%
1,468,712	DNB ASA	27,623,591
1,676,963	Golden Ocean Group Ltd	3,050,467
703,397	Petroleum Geo – Services ASA	7,594,445
5,095,522	Statoil ASA	156,166,451
682,742	Telenor ASA	16,193,394
363,731	TGS Nopec Geophysical Co ASA	11,871,353
848,710	Yara International ASA	38,754,370

	Total Norway	261,254,071

	Portugal — 0.4%
11,668,191	EDP-Energias de Portugal SA	55,223,940

Shares	Description	Value ($)
	Singapore — 0.7%
12,084,000	Ezra Holdings Ltd	10,463,397
64,410,000	Golden Agri-Resources Ltd	29,583,924
23,837,000	Noble Group Ltd	26,355,402
2,519,400	Singapore Technologies Engineering Ltd	7,778,818
5,494,000	Swiber Holdings Ltd	2,521,682
18,712,000	Yangzijiang Shipbuilding Holdings Ltd	15,085,515

	Total Singapore	91,788,738

	Spain — 5.6%
117,968	Acciona SA	9,520,803
537,513	ACS Actividades de Construccion y Servicios SA	23,889,151
672,982	Enagas	19,805,164
2,254,612	Gas Natural SDG SA	64,982,099
23,489,214	Iberdrola SA	169,096,055
1,892,042	Indra Sistemas SA	34,123,651
1,266,310	Mapfre SA	5,174,945
4,009,993	Repsol YPF SA	112,998,083
20,555,479	Telefonica SA	345,121,592

	Total Spain	784,711,543

	Sweden — 1.5%
2,708,648	Ericsson LM – B Shares	33,762,684
549,665	Investor AB	21,609,171
1,237,343	Sandvik AB	17,637,710
746,704	Skanska AB – B Shares	17,301,042
1,084,055	Tele2 AB – B Shares	12,835,004
10,747,487	TeliaSonera AB	79,650,702
1,380,837	Volvo AB – B Shares	20,101,716

	Total Sweden	202,898,029

	Switzerland — 1.9%
1,417,004	ABB Ltd (Registered)	33,669,238
697,231	Holcim Ltd (Registered)	61,206,984
656,589	Novartis AG (Registered)	59,076,053
46,106	Swiss Life Holding AG (Registered)	11,088,778
33,430	Swisscom AG (Registered)	19,934,580
525,663	Transocean Ltd	22,207,629
217,937	Zurich Insurance Group AG	65,463,887

	Total Switzerland	272,647,149

	United Kingdom — 18.6%
1,193,950	Amlin Plc	9,419,936
4,904,372	AstraZeneca Plc	354,336,217
4,379,803	Aviva Plc	38,537,522
5,270,462	BAE Systems Plc	37,441,037
5,832,990	Balfour Beatty Plc	23,078,083
9,541,780	Barclays Plc	39,472,703
2,237,892	BG Group Plc	45,888,863
62,405,545	BP Plc	526,051,248

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
565,206	Bunzl Plc	15,842,609
781,661	Cape Plc	3,984,615
1,104,573	Catlin Group Ltd	9,703,836
8,045,838	Centrica Plc	45,323,290
2,866,335	Cobham Plc	15,333,224
5,060,465	Debenhams Plc	6,464,018
21,264,337	Dixons Retail Plc *	17,306,167
1,744,802	Drax Group Plc	18,407,034
9,670,088	FirstGroup Plc *	22,746,724
6,667,354	Glencore Plc	36,208,155
4,816,117	Home Retail Group Plc	15,225,803
5,159,408	HSBC Holdings Plc	54,423,492
3,426,410	Imperial Tobacco Group Plc	154,728,923
1,574,133	Inchcape Plc	16,469,791
1,534,882	Intermediate Capital Group Plc	10,770,762
285,030	JD Wetherspoon Plc	3,839,181
867,899	J Sainsbury Plc	5,039,839
637,587	Lancashire Holdings Ltd	6,939,347
17,843,557	Man Group Plc	30,038,160
2,315,686	Marks & Spencer Group Plc	17,482,952
480,017	Micro Focus International Plc	6,751,314
1,279,405	National Express Group Plc	5,953,100
144,422	Next Plc	16,119,773
444,225	Pearson Plc	8,724,405
9,303,763	Royal Dutch Shell Plc A Shares (London)	365,853,317
6,659,764	Royal Dutch Shell Plc B Shares (London)	272,235,377
1,419,296	RSA Insurance Group Plc	11,416,598
1,318,514	Scottish & Southern Energy Plc	34,414,094
1,926,289	Spirit Pub Co Plc	2,600,173
2,507,052	Standard Life Assurance Plc	16,832,508
18,772,950	Tesco Plc	95,577,396
10,046,156	Thomas Cook Group Plc *	27,652,900
3,914,728	TUI Travel Plc	26,946,458
30,848,221	Vodafone Group Plc	108,155,472
7,177,304	WM Morrison Supermarkets Plc	24,317,205

	Total United Kingdom	2,604,053,621

	TOTAL COMMON STOCKS (COST $11,638,509,315)	13,326,651,774

	PREFERRED STOCKS — 2.3%

	Germany — 2.3%
898,538	Porsche Automobil Holding SE	96,039,415
832,062	Volkswagen AG	221,565,921

	Total Germany	317,605,336

	TOTAL PREFERRED STOCKS (COST $289,592,619)	317,605,336

	Shares / Par Value	Description	Value ($)
		RIGHTS/WARRANTS — 0.1%

		France — 0.1%
	3,963,111	Peugeot SA Warrants, Expires 04/29/17 *	7,763,126

		Hong Kong — 0.0%
	298,416	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	380,673

		TOTAL RIGHTS/WARRANTS (COST $4,863,691)	8,143,799

		MUTUAL FUNDS — 0.4%

		United States — 0.4%
		Affiliated Issuers
	2,496,120	GMO U.S. Treasury Fund	62,403,000

		TOTAL MUTUAL FUNDS (COST $62,403,000)	62,403,000

		SHORT-TERM INVESTMENTS — 1.5%

		Time Deposits — 0.7%
JPY	15,725,080	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 06/02/14	154,470
USD	69,999,820	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	69,999,820
AUD	97	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.92%, due 06/02/14	90
EUR	4,877,327	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	6,648,528
GBP	1,668,337	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	2,796,467
NZD	330	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.15%, due 06/02/14	49
SGD	955,321	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	761,637
USD	14,679,784	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	14,679,784
NOK	28,235,116	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	4,723,251

		Total Time Deposits	99,764,096

		U.S. Government — 0.8%
	28,680,000	U.S. Treasury Bill, 0.01%, due 07/24/14 (a)	28,679,212
	20,290,000	U.S. Treasury Bill, 0.03%, due 08/21/14 (a)	20,288,641

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value	Description	Value ($)
	U.S. Government — continued
58,720,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (a)	58,711,133

	Total U.S. Government	107,678,986

	TOTAL SHORT-TERM INVESTMENTS (COST $207,444,377)	207,443,082

	TOTAL INVESTMENTS — 99.6% (Cost $12,202,813,002)	13,922,246,991
	Other Assets and Liabilities (net) — 0.4%	56,926,905

	TOTAL NET ASSETS — 100.0%	$13,979,173,896

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BBH	AUD	41,919,600	USD	38,562,888	$(446,858)
08/08/2014	BBH	AUD	24,614,316	USD	22,738,459	(60,364)
06/04/2014	BCLY	AUD	22,745,661	USD	20,927,578	(239,191)
08/08/2014	BCLY	AUD	22,745,661	USD	21,041,631	(26,364)
06/04/2014	BNYM	AUD	46,259,108	USD	42,556,066	(491,960)
08/08/2014	BNYM	AUD	28,953,825	USD	26,739,147	(79,113)
06/04/2014	BOA	AUD	30,214,792	USD	27,793,379	(324,050)
08/08/2014	BOA	AUD	30,214,792	USD	27,958,925	(27,296)
06/04/2014	DB	AUD	62,290,305	USD	57,300,852	(665,565)
08/08/2014	DB	AUD	18,815,210	USD	17,387,136	(40,310)
06/04/2014	MSCI	AUD	51,694,457	USD	47,560,813	(545,267)
08/08/2014	MSCI	AUD	8,219,362	USD	7,600,612	(12,510)
06/04/2014	SSB	AUD	18,322,376	USD	16,853,838	(196,689)
08/08/2014	SSB	AUD	18,322,376	USD	16,946,182	(24,779)
06/04/2014	BBH	CAD	9,838,950	USD	8,898,068	(175,725)
08/08/2014	BBH	CAD	9,838,950	USD	9,044,607	(14,307)
06/04/2014	BNYM	CAD	29,482,958	USD	26,671,755	(518,369)
08/08/2014	BNYM	CAD	10,403,856	USD	9,564,565	(14,469)
06/04/2014	BOA	CAD	46,260,337	USD	41,840,325	(822,432)
08/08/2014	BOA	CAD	13,073,800	USD	12,018,559	(18,745)
06/04/2014	MSCI	CAD	15,907,050	USD	14,375,317	(294,672)
08/08/2014	MSCI	CAD	15,907,050	USD	14,627,872	(18,061)
06/04/2014	SSB	CAD	24,050,768	USD	21,735,109	(445,275)
06/04/2014	BBH	CHF	20,280,436	USD	22,996,820	349,565
08/08/2014	BBH	CHF	20,280,436	USD	22,608,829	(54,269)
06/04/2014	BCLY	CHF	31,800,274	USD	35,850,295	338,784
08/08/2014	BCLY	CHF	31,800,274	USD	35,467,033	(69,320)
06/04/2014	BNYM	CHF	31,580,791	USD	35,585,986	319,573
08/08/2014	BNYM	CHF	31,580,791	USD	35,232,263	(58,821)
06/04/2014	BOA	CHF	19,917,730	USD	22,779,000	536,780
08/08/2014	BOA	CHF	19,917,730	USD	22,218,773	(39,007)
06/04/2014	DB	CHF	19,988,499	USD	22,515,529	194,282
08/08/2014	DB	CHF	19,988,499	USD	22,280,990	(55,873)
06/04/2014	JPM	CHF	19,917,731	USD	22,737,759	495,538
08/08/2014	JPM	CHF	19,917,731	USD	22,202,507	(55,274)
06/04/2014	MSCI	CHF	20,179,539	USD	22,878,673	344,090
08/08/2014	MSCI	CHF	20,179,539	USD	22,525,852	(24,495)
06/04/2014	SSB	CHF	32,301,895	USD	36,421,158	349,485
08/08/2014	SSB	CHF	32,301,895	USD	36,054,441	(42,466)
06/04/2014	BCLY	EUR	6,092,831	USD	8,297,173	(8,236)
06/04/2014	BNYM	EUR	10,183,138	USD	13,855,439	(25,648)
06/04/2014	DB	EUR	10,018,867	USD	13,625,559	(31,603)
06/04/2014	BBH	GBP	18,913,885	USD	31,427,595	(275,621)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/08/2014	BBH	GBP	18,913,885	USD	31,600,090	$(86,820)
06/04/2014	BCLY	GBP	33,543,690	USD	55,783,760	(441,751)
08/08/2014	BCLY	GBP	33,543,690	USD	56,032,386	(164,207)
06/04/2014	BNYM	GBP	34,223,141	USD	56,910,175	(454,224)
08/08/2014	BNYM	GBP	34,223,141	USD	57,199,189	(135,705)
06/04/2014	BOA	GBP	22,315,699	USD	37,068,429	(336,865)
08/08/2014	BOA	GBP	22,315,699	USD	37,277,639	(108,416)
06/04/2014	DB	GBP	31,188,741	USD	51,851,282	(426,893)
08/08/2014	DB	GBP	31,188,741	USD	52,104,846	(146,441)
06/04/2014	JPM	GBP	26,333,367	USD	43,792,574	(347,085)
08/08/2014	JPM	GBP	26,333,367	USD	43,993,779	(123,177)
06/04/2014	MSCI	GBP	20,711,426	USD	34,453,126	(263,105)
08/08/2014	MSCI	GBP	20,711,426	USD	34,598,137	(100,239)
06/04/2014	SSB	GBP	28,183,392	USD	46,880,677	(359,970)
08/08/2014	SSB	GBP	28,183,392	USD	47,078,665	(137,684)
06/04/2014	BBH	JPY	4,826,845,038	USD	47,434,085	18,828
06/04/2014	BCLY	JPY	5,953,315,923	USD	58,590,451	109,600
06/04/2014	BNYM	JPY	7,362,466,082	USD	72,367,564	44,293
06/04/2014	BOA	JPY	7,361,472,926	USD	72,437,618	124,103
06/04/2014	DB	JPY	8,294,268,873	USD	81,557,035	80,442
06/04/2014	JPM	JPY	10,181,126,539	USD	100,067,135	55,487
06/04/2014	MSCI	JPY	9,039,182,102	USD	88,921,959	127,904
06/04/2014	SSB	JPY	7,957,347,359	USD	78,282,517	115,584
06/04/2014	BBH	NOK	61,701,153	USD	10,323,028	1,901
08/08/2014	BBH	NOK	61,701,153	USD	10,331,308	37,866
06/04/2014	BCLY	NOK	96,688,773	USD	16,172,396	(1,323)
08/08/2014	BCLY	NOK	96,688,773	USD	16,185,319	54,985
06/04/2014	BOA	NOK	52,781,616	USD	8,832,261	3,159
08/08/2014	BOA	NOK	52,781,616	USD	8,834,695	29,277
06/04/2014	DB	NOK	145,033,159	USD	24,234,759	(25,819)
08/08/2014	DB	NOK	145,033,159	USD	24,261,151	65,649
06/04/2014	JPM	NOK	145,033,160	USD	24,255,389	(5,189)
08/08/2014	JPM	NOK	145,033,160	USD	24,288,341	92,839
06/04/2014	MSCI	NOK	257,434,634	USD	43,344,794	282,136
08/08/2014	MSCI	NOK	257,434,634	USD	43,109,033	161,888
06/04/2014	SSB	NOK	96,688,773	USD	16,156,452	(17,267)
08/08/2014	SSB	NOK	96,688,773	USD	16,193,876	63,541
06/04/2014	BCLY	NZD	21,624,484	USD	18,649,150	288,243
08/08/2014	BCLY	NZD	21,624,484	USD	18,250,416	(3,886)
06/04/2014	BOA	NZD	21,213,762	USD	18,306,798	294,627
08/08/2014	BOA	NZD	21,213,762	USD	17,912,116	4,525
06/04/2014	BBH	SEK	102,768,784	USD	15,632,230	275,575
08/08/2014	BBH	SEK	102,768,784	USD	15,477,926	137,204
06/04/2014	BCLY	SEK	181,770,221	USD	28,124,788	963,011
08/08/2014	BCLY	SEK	181,770,221	USD	27,392,549	258,956
06/04/2014	BNYM	SEK	121,786,048	USD	18,853,555	655,165
08/08/2014	BNYM	SEK	121,786,048	USD	18,326,920	147,412
06/04/2014	BOA	SEK	137,704,713	USD	21,332,366	755,263
08/08/2014	BOA	SEK	137,704,713	USD	20,754,227	198,475
06/04/2014	DB	SEK	123,631,290	USD	19,137,971	663,847
08/08/2014	DB	SEK	123,631,290	USD	18,595,366	140,411
06/04/2014	JPM	SEK	101,741,096	USD	15,516,574	313,485
08/08/2014	JPM	SEK	101,741,096	USD	15,326,751	139,436
06/04/2014	MSCI	SEK	226,913,918	USD	34,837,918	930,356
08/08/2014	MSCI	SEK	226,913,918	USD	34,202,925	330,545
06/04/2014	SSB	SEK	103,282,628	USD	15,747,904	314,465
08/08/2014	SSB	SEK	103,282,628	USD	15,569,666	152,241
06/04/2014	BBH	SGD	33,371,277	USD	26,596,911	(8,567)
06/04/2014	BCLY	SGD	70,647,601	USD	56,306,369	(17,911)
06/04/2014	BNYM	SGD	74,383,361	USD	59,378,214	75,574
06/04/2014	BOA	SGD	97,828,579	USD	78,134,631	140,131
06/04/2014	DB	SGD	28,624,758	USD	22,809,299	(11,984)
06/04/2014	JPM	SGD	19,625,083	USD	15,642,103	(4,128)
06/04/2014	MSCI	SGD	54,446,272	USD	43,400,014	(7,647)
06/04/2014	SSB	SGD	26,877,498	USD	21,423,110	(5,158)
06/04/2014	BBH	USD	39,034,791	AUD	41,919,600	(25,045)
06/04/2014	BBH	USD	9,058,764	CAD	9,838,950	15,029
06/04/2014	BBH	USD	22,594,522	CHF	20,280,436	52,734
06/04/2014	BBH	USD	31,615,977	GBP	18,913,885	87,239
06/04/2014	BBH	USD	46,718,472	JPY	4,826,845,038	696,785
06/04/2014	BBH	USD	10,358,799	NOK	61,701,153	(37,672)

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BBH	USD	15,494,191	SEK	102,768,784	$(137,535)
06/04/2014	BBH	USD	26,492,605	SGD	33,371,277	112,873
08/08/2014	BBH	USD	47,453,718	JPY	4,826,845,038	(18,313)
08/08/2014	BBH	USD	26,598,395	SGD	33,371,277	7,358
06/04/2014	BCLY	USD	21,136,822	AUD	22,745,661	29,947
06/04/2014	BCLY	USD	8,407,772	EUR	6,092,831	(102,363)
06/04/2014	BCLY	USD	35,444,550	EUR	31,800,274	67,011
06/04/2014	BCLY	USD	56,060,741	GBP	33,543,690	164,770
06/04/2014	BCLY	USD	57,610,412	JPY	5,953,315,923	870,439
06/04/2014	BCLY	USD	16,228,241	NOK	96,688,773	(54,522)
06/04/2014	BCLY	USD	18,355,511	NZD	21,624,484	5,396
06/04/2014	BCLY	USD	27,421,020	SEK	181,770,221	(259,244)
06/04/2014	BCLY	USD	56,299,245	SGD	70,647,601	25,035
08/08/2014	BCLY	USD	8,297,112	EUR	6,092,831	8,149
08/08/2014	BCLY	USD	58,614,679	JPY	5,953,315,923	(108,979)
08/08/2014	BCLY	USD	56,308,837	SGD	70,647,601	16,027
06/04/2014	BNYM	USD	43,072,182	AUD	46,259,108	(24,155)
06/04/2014	BNYM	USD	26,936,272	CAD	29,482,958	253,852
06/04/2014	BNYM	USD	35,209,480	CHF	31,580,791	56,933
06/04/2014	BNYM	USD	14,055,276	EUR	10,183,138	(174,189)
06/04/2014	BNYM	USD	57,228,176	GBP	34,223,141	136,222
06/04/2014	BNYM	USD	71,239,905	JPY	7,362,466,082	1,083,366
06/04/2014	BNYM	USD	18,346,107	SEK	121,786,048	(147,717)
06/04/2014	BNYM	USD	59,263,771	SGD	74,383,361	38,869
08/08/2014	BNYM	USD	13,855,150	EUR	10,183,138	25,691
08/08/2014	BNYM	USD	72,397,879	JPY	7,362,466,082	(43,877)
08/08/2014	BNYM	USD	34,139,665	SGD	42,891,027	55,852
06/04/2014	BOA	USD	28,085,193	AUD	30,214,792	32,236
06/04/2014	BOA	USD	42,332,192	CAD	46,260,337	330,565
06/04/2014	BOA	USD	22,204,481	CHF	19,917,730	37,739
06/04/2014	BOA	USD	37,296,094	GBP	22,315,699	109,200
06/04/2014	BOA	USD	71,250,633	JPY	7,361,472,926	1,062,881
06/04/2014	BOA	USD	8,857,936	NOK	52,781,616	(28,834)
06/04/2014	BOA	USD	18,014,705	NZD	21,213,762	(2,535)
06/04/2014	BOA	USD	20,775,660	SEK	137,704,713	(198,557)
06/04/2014	BOA	USD	77,839,146	SGD	97,828,579	155,354
08/08/2014	BOA	USD	72,466,854	JPY	7,361,472,926	(122,613)
08/08/2014	BOA	USD	52,905,623	SGD	66,336,245	(18,053)
06/04/2014	DB	USD	58,260,363	AUD	62,290,305	(293,946)
06/04/2014	DB	USD	22,266,842	CHF	19,988,499	54,406
06/04/2014	DB	USD	13,819,023	EUR	10,018,867	(161,861)
06/04/2014	DB	USD	52,131,357	GBP	31,188,741	146,818
06/04/2014	DB	USD	80,176,596	JPY	8,294,268,873	1,299,997
06/04/2014	DB	USD	24,325,280	NOK	145,033,159	(64,702)
06/04/2014	DB	USD	18,614,545	SEK	123,631,290	(140,421)
06/04/2014	DB	USD	22,730,690	SGD	28,624,758	90,593
08/08/2014	DB	USD	13,625,359	EUR	10,018,867	31,562
08/08/2014	DB	USD	81,591,533	JPY	8,294,268,873	(80,320)
08/08/2014	DB	USD	22,810,390	SGD	28,624,758	11,130
06/04/2014	JPM	USD	22,188,408	CHF	19,917,731	53,813
06/04/2014	JPM	USD	44,015,544	GBP	26,333,367	124,115
06/04/2014	JPM	USD	98,533,166	JPY	10,181,126,539	1,478,483
06/04/2014	JPM	USD	24,352,330	NOK	145,033,160	(91,751)
06/04/2014	JPM	USD	15,342,626	SEK	101,741,096	(139,537)
06/04/2014	JPM	USD	15,572,534	SGD	19,625,083	73,697
08/08/2014	JPM	USD	100,108,283	JPY	10,181,126,539	(54,139)
08/08/2014	JPM	USD	15,642,652	SGD	19,625,083	3,741
06/04/2014	MSCI	USD	48,365,489	AUD	51,694,457	(259,409)
06/04/2014	MSCI	USD	14,650,751	CAD	15,907,050	19,238
06/04/2014	MSCI	USD	22,511,398	CHF	20,179,539	23,185
06/04/2014	MSCI	USD	34,615,305	GBP	20,711,426	100,927
06/04/2014	MSCI	USD	87,378,233	JPY	9,039,182,102	1,415,821
06/04/2014	MSCI	USD	43,223,024	NOK	257,434,634	(160,367)
06/04/2014	MSCI	USD	34,238,416	SEK	226,913,918	(330,854)
06/04/2014	MSCI	USD	43,420,647	SGD	54,446,272	(12,986)
08/08/2014	MSCI	USD	88,958,215	JPY	9,039,182,102	(126,431)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/08/2014	MSCI	USD	43,402,090	SGD	54,446,272	$6,021
06/04/2014	SSB	USD	17,022,770	AUD	18,322,376	27,756
06/04/2014	SSB	USD	21,937,035	CAD	24,050,768	243,349
06/04/2014	SSB	USD	36,031,759	CHF	32,301,895	39,915
06/04/2014	SSB	USD	47,102,227	GBP	28,183,392	138,420
06/04/2014	SSB	USD	76,913,943	JPY	7,957,347,359	1,252,989
06/04/2014	SSB	USD	16,236,788	NOK	96,688,773	(63,069)
06/04/2014	SSB	USD	15,585,714	SEK	103,282,628	(152,274)
06/04/2014	SSB	USD	21,349,393	SGD	26,877,498	78,875
08/08/2014	SSB	USD	78,314,952	JPY	7,957,347,359	(114,806)
08/08/2014	SSB	USD	21,423,844	SGD	26,877,498	4,646

						$10,098,034

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.4%

	Australia — 1.4%
3,275,095	Arrium Ltd	2,768,880
747,644	BlueScope Steel Ltd *	4,076,226
34,376	Flight Centre Travel Group Ltd	1,595,734
2,439,862	Goodman Fielder Ltd	1,547,226
527,581	GPT Group (REIT)	1,916,209
501,422	Investa Office Fund (REIT)	1,566,136
186,747	JB Hi–Fi Ltd	3,159,587
1,741,712	Mirvac Group (REIT)	2,939,042
762,602	Myer Holdings Ltd	1,529,331
1,059,118	Pacific Brands Ltd	557,265
224,014	QBE Insurance Group Ltd	2,376,019
972,478	Stockland (REIT)	3,535,114
773,026	TABCORP Holdings Ltd	2,506,724

	Total Australia	30,073,493

	Austria — 0.4%
121,679	OMV AG	5,042,995
95,655	Voestalpine AG	4,430,981

	Total Austria	9,473,976

	Belgium — 1.0%
126,780	Ageas	5,333,045
167,628	Belgacom SA	5,552,177
123,151	Delhaize Group	8,766,631
45,963	KBC Groep NV *	2,738,101

	Total Belgium	22,389,954

	Canada — 0.0%
132,400	Sherritt International Corp	565,353

	Denmark — 0.6%
3,971	AP Moller–Maersk A/S – Class A	10,391,428
17,033	Carlsberg A/S – Class B	1,776,811

	Total Denmark	12,168,239

	Finland — 1.8%
251,470	Fortum Oyj	6,136,452
101,416	Neste Oil Oyj	2,077,405
2,790,532	Nokia Oyj *	22,640,099
50,453	Sampo Oyj – Class A	2,546,285
39,874	Tieto Oyj	1,107,915
274,966	UPM–Kymmene Oyj	4,845,671

	Total Finland	39,353,827

	France — 20.0%
328,098	Air France – KLM *	5,005,444
47,612	Alstom SA	1,876,649

Shares	Description	Value ($)
	France — continued
629,251	ArcelorMittal	9,577,277
270,328	AXA	6,681,356
171,281	BNP Paribas	11,991,444
184,166	Bouygues SA	8,564,855
119,723	Carrefour SA	4,351,982
15,984	Casino Guichard-Perrachon SA	2,058,836
123,642	Cie Generale des Etablissements Michelin – Class B	15,225,896
288,506	Compagnie de Saint-Gobain	16,458,671
297,857	Credit Agricole SA	4,648,764
56,893	Danone SA	4,242,457
158,189	Electricite de France	5,553,756
1,258,835	GDF Suez	35,133,611
10,138	Lafarge SA	875,981
85,808	Lagardere SCA	2,989,600
2,183,232	Orange	36,521,420
459,494	Peugeot SA *	6,511,989
36,847	Publicis Groupe SA	3,181,517
23,255	Rallye SA	1,210,891
176,197	Renault SA	16,568,940
424,856	Sanofi	45,422,642
165,758	Schneider Electric SA	15,615,201
217,621	Societe Generale	12,543,823
1,597,640	Total SA	112,164,787
13,982	Valeo SA	1,878,319
107,619	Veolia Environnement SA	2,056,271
288,931	Vinci SA	21,398,101
1,250,080	Vivendi SA *	32,778,773

	Total France	443,089,253

	Germany — 15.4%
128,898	Allianz SE (Registered)	21,896,960
72,377	Aurubis AG	3,944,473
463,028	BASF SE	53,361,905
279,662	Bayerische Motoren Werke AG	35,111,755
210,111	Commerzbank AG *	3,342,891
660,945	Daimler AG (Registered)	62,790,969
257,843	Deutsche Lufthansa AG (Registered)	6,813,880
217,386	Deutsche Bank AG (Registered)	8,804,403
1,587,462	Deutsche Telekom AG (Registered)	26,805,922
53,923	Duerr AG	4,620,442
2,163,238	E.ON AG	42,143,131
15,631	Fresenius SE & Co KGaA	2,332,432
32,522	Fresenius Medical Care AG & Co	2,154,818
41,577	HeidelbergCement AG	3,584,296
141,042	K+S AG (Registered)	4,908,749
56,884	Leoni AG	4,558,850
117,546	Metro AG *	4,918,835

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
47,461	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	10,529,798
96,091	ProSiebenSat.1 Media AG (Registered)	4,379,009
595,625	RWE AG	23,924,766
55,795	Salzgitter AG	2,387,975
53,271	Telefonica Deutschland Holding AG	413,996
25,394	Volkswagen AG	6,694,832

	Total Germany	340,425,087

	Hong Kong — 0.9%
158,000	Cheung Kong Holdings Ltd	2,828,277
1,873,100	Esprit Holdings Ltd	2,763,250
379,392	Sun Hung Kai Properties Ltd	5,197,646
260,000	Swire Pacific Ltd	3,093,919
213,000	Wharf Holdings Ltd (The)	1,514,949
3,754,000	Xinyi Glass Holdings Ltd	2,629,300
492,000	Yue Yuen Industrial Holdings	1,522,973

	Total Hong Kong	19,550,314

	Ireland — 0.2%
188,315	CRH Plc	5,172,172

	Israel — 0.8%
243,686	Africa Israel Investments Ltd *	514,352
1,376,665	Bezeq Israeli Telecommunication Corp Ltd	2,471,105
146,300	Check Point Software Technologies Ltd *	9,433,424
193,716	Partner Communications Co Ltd *	1,632,331
73,917	Teva Pharmaceutical Industries Ltd	3,730,767

	Total Israel	17,781,979

	Italy — 6.2%
1,821,322	A2A SPA	2,184,015
90,981	Azimut Holding SPA	2,493,280
84,865	Banco Popolare Scarl *	1,639,156
6,689,601	Enel SPA	37,890,146
1,743,863	ENI SPA	44,413,218
740,092	Fiat SPA *	7,752,635
886,689	Finmeccanica SPA *	7,290,497
946,299	Mediaset SPA *	4,675,780
280,627	Mediolanum SPA	2,410,272
84,216	Recordati SPA	1,418,690
47,858	Saipem SPA *	1,248,456
13,053,515	Telecom Italia SPA *	16,225,616
6,839,685	Telecom Italia SPA-Di RISP	6,537,976

	Total Italy	136,179,737

	Japan — 12.8%
50,720	Adastria Holdings Co Ltd	1,160,944
105,500	Aeon Co Ltd	1,277,014
134,000	Asahi Kasei Corp	1,005,607

Shares	Description	Value ($)
	Japan — continued
109,000	Canon Inc	3,593,151
7,600	Central Japan Railway Co	1,010,646
286,650	Daiei Inc *	850,926
924,000	Daikyo Inc	1,981,105
47,500	Daito Trust Construction Co Ltd	5,158,672
379,000	Daiwabo Holdings Co Ltd	691,854
811,000	DIC Corp	2,180,795
57,400	FujiFilm Holdings Corp	1,491,241
548,000	Fuji Electric Co Ltd	2,420,729
68,500	Fuji Oil Co Ltd	858,356
305,500	Gree Inc	2,800,721
229,000	Gunze Ltd	638,027
95,400	Hakuhodo DY Holdings Inc	866,600
233,000	Hanwa Co Ltd	933,885
654,974	Haseko Corp	4,767,519
191,300	Hino Motors Ltd	2,428,851
194,100	Honda Motor Co Ltd	6,813,885
317,000	INPEX Corp	4,592,026
784,200	Itochu Corp	9,309,990
24,900	Japan Airlines Co Ltd	1,302,437
945,600	Japan Tobacco Inc	32,120,553
163,400	JFE Holdings Inc	3,117,723
1,629,030	JX Holdings Inc	8,515,302
131,020	K’s Holdings Corp	3,784,867
169,880	Kakaku.com Inc	2,991,305
74,900	Kao Corp	2,972,522
2,121,000	Kawasaki Kisen Kaisha Ltd	4,467,183
71,408	KDDI Corp	4,266,845
181,000	Kinugawa Rubber Industrial Co Ltd	874,980
1,164,000	Kobe Steel Ltd	1,620,811
74,984	Kohnan Shoji Co Ltd	747,515
160,000	Kurimoto Ltd	388,392
665,600	Leopalace21 Corp *	3,043,028
909,000	Marubeni Corp	6,227,894
154,394	Medipal Holdings Corp	2,175,422
20,304	MEIJI Holdings Co Ltd	1,284,274
957,100	Mitsubishi Chemical Holdings Corp	3,977,594
566,800	Mitsubishi Corp	11,233,914
596,300	Mitsui & Co Ltd	9,074,158
966,000	Mitsui Mining & Smelting Co Ltd	2,368,301
929,866	Mitsui OSK Lines Ltd	3,352,453
90,900	Namco Bandai Holdings Inc	1,992,843
1,221,900	Nippon Light Metal Co Ltd	1,773,198
179,300	Nippon Paper Industries Co Ltd	3,683,484
199,200	Nippon Telegraph & Telephone Corp	11,793,002
1,352,000	Nippon Yusen Kabushiki Kaisha	4,002,605
207,408	Nipro Corp	1,833,004
2,213,300	Nissan Motor Co Ltd	19,975,154
74,500	Nitori Holdings Co Ltd	3,665,420
195,697	North Pacific Bank Ltd	764,000

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
627,100	NTT Docomo, Inc.	10,454,982
45,100	Pigeon Corp	2,105,587
797,900	Resona Holdings Inc	4,191,965
273,200	Round One Corp	1,832,853
29,200	Ryohin Keikaku Co Ltd	3,180,444
139,800	Sanix Inc *	2,070,420
2,240,000	Sojitz Corp	3,584,971
1,768,800	Sumitomo Mitsui Construction Co Ltd *	1,851,259
708,600	Sumitomo Corp	9,312,952
673,000	Taiheiyo Cement Co Ltd	2,551,322
82,500	Takeda Pharmaceutical Co Ltd	3,745,785
316,000	Tokyotokeiba Co Ltd	922,145
874,500	Tokyo Electric Power Co Inc (The) *	3,554,910
189,000	TonenGeneral Sekiyu KK	1,817,156
405,000	Tosoh Corp	1,939,504
249,900	Toyota Tsusho Corp	6,655,340
419,200	UNY Co Ltd	2,656,405
220,128	Wacom Co Ltd	1,150,322
1,052,500	Yamada Denki Co Ltd	3,893,684

	Total Japan	283,694,733

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 2.6%
664,804	Aegon NV	5,776,360
90,454	Corbion NV	2,017,469
63,265	Delta Lloyd NV	1,537,011
33,320	Heineken NV	2,349,996
958,424	ING Groep NV *	13,441,792
486,318	Koninklijke Ahold NV	8,843,660
378,892	Koninklijke BAM Groep NV	1,982,497
43,809	Koninklijke DSM NV	3,161,559
3,128,926	Koninklijke KPN NV *	11,586,152
819,925	PostNL NV *	4,024,232
934,497	SNS REAAL NV * (a)	—
34,179	Wereldhave NV (REIT)	3,046,611

	Total Netherlands	57,767,339

	New Zealand — 0.4%
618,488	Chorus Ltd	896,266
473,202	Fletcher Building Ltd	3,601,369
1,535,075	Telecom Corp of New Zealand	3,508,707

	Total New Zealand	8,006,342

	Norway — 1.8%
132,137	DNB ASA	2,485,238
788,142	Statoil ASA	24,154,805
112,008	Telenor ASA	2,656,625
127,329	TGS Nopec Geophysical Co ASA	4,155,729

Shares	Description	Value ($)
	Norway — continued
161,979	Yara International ASA	7,396,395

	Total Norway	40,848,792

	Portugal — 0.5%
1,984,333	EDP-Energias de Portugal SA	9,391,574
355,218	Portugal Telecom SGPS SA	1,279,218

	Total Portugal	10,670,792

	Singapore — 0.6%
814,600	Ezion Holdings Ltd	1,430,769
1,208,000	Ezra Holdings Ltd	1,045,993
10,927,000	Golden Agri-Resources Ltd	5,018,841
2,815,000	Noble Group Ltd	3,112,408
428,000	Vard Holdings Ltd *	365,341
1,570,000	Yangzijiang Shipbuilding Holdings Ltd	1,265,726

	Total Singapore	12,239,078

	Spain — 5.8%
157,689	ACS Actividades de Construccion y Servicios SA	7,008,307
495,627	Banco Santander SA	5,075,050
290,567	Distribuidora Internacional de Alimentacion SA	2,686,675
104,645	Enagas	3,079,594
361,206	Gas Natural SDG SA	10,410,627
3,809,370	Iberdrola SA	27,423,201
635,853	Repsol YPF SA	17,917,780
3,309,913	Telefonica SA	55,572,650

	Total Spain	129,173,884

	Sweden — 1.3%
596,669	Ericsson LM B Shares	7,437,344
80,333	Investor AB	3,158,159
72,132	NCC AB – Class B	2,528,268
170,818	Sandvik AB	2,434,926
1,369,004	TeliaSonera AB	10,145,826
217,616	Volvo AB – Class B	3,167,973

	Total Sweden	28,872,496

	Switzerland — 2.2%
251,624	ABB Ltd	5,978,804
112,982	Holcim Ltd (Registered)	9,918,216
122,327	Novartis AG (Registered)	11,006,271
41,884	Swiss Re AG	3,727,270
5,269	Swisscom AG (Registered)	3,141,947
74,719	Transocean Ltd	3,156,646
38,238	Zurich Insurance Group AG	11,485,925

	Total Switzerland	48,415,079

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 18.7%
51,033	Admiral Group Plc	1,248,489
801,784	AstraZeneca Plc	57,928,132
622,775	Aviva Plc	5,479,745
1,220,691	BAE Systems Plc	8,671,714
1,798,573	Barclays Plc	7,440,387
122,133	BBA Aviation Plc	640,754
469,597	BG Group Plc	9,629,273
9,820,164	BP Plc	82,779,656
130,651	Bunzl Plc	3,662,121
1,162,376	Centrica Plc	6,547,821
5,186,019	Dixons Retail Plc *	4,220,687
306,827	Drax Group Plc	3,236,915
89,856	easyJet Plc	2,307,538
1,122,744	Glencore Plc	6,097,245
803,335	Home Retail Group Plc	2,539,685
1,246,031	HSBC Holdings Plc	13,143,632
521,559	Imperial Tobacco Group Plc	23,552,424
770,766	ITV Plc	2,354,328
171,997	J Sainsbury Plc	998,776
123,842	Lancashire Holdings Ltd	1,347,867
268,805	Marks & Spencer Group Plc	2,029,422
50,543	Next Plc	5,641,396
138,554	Playtech Ltd	1,587,431
517,133	Premier Foods Plc *	511,350
121,715	Prudential Plc	2,831,322
1,523,140	Royal Dutch Shell Plc A Shares (London)	59,894,671
1,007,749	Royal Dutch Shell Plc B Shares (London)	41,194,392
96,976	Scottish & Southern Energy Plc	2,531,138
72,250	Spectris Plc	2,784,268
428,716	Standard Life Assurance Plc	2,878,427
3,087,833	Tesco Plc	15,720,866
1,370,639	Thomas Cook Group Plc *	3,772,801
308,135	Trinity Mirror Plc *	833,086
167,368	Tullett Prebon Plc	814,240
5,211,880	Vodafone Group Plc	18,273,123
118,815	WH Smith Plc	2,066,904
431,323	William Hill Plc	2,573,433
1,035,545	WM Morrison Supermarkets Plc	3,508,499

	Total United Kingdom	413,273,958

	TOTAL COMMON STOCKS (COST $1,835,355,888)	2,109,185,877

	PREFERRED STOCKS — 2.4%

	Germany — 2.4%
152,179	Porsche Automobil Holding SE	16,265,514
135,573	Volkswagen AG	36,101,104

	Total Germany	52,366,618

	Shares/ Par Value	Description	Value ($)
		United Kingdom — 0.0%
	374,664	Rolls-Royce Holdings Plc C Shares *	628

		TOTAL PREFERRED STOCKS (COST $47,132,515)	52,367,246

		RIGHTS/WARRANTS — 0.0%

		France — 0.0%
	422,320	Peugeot SA Warrants, Expires 04/29/17 *	827,260

		Hong Kong — 0.0%
	47,583	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	60,699

		TOTAL RIGHTS/WARRANTS (COST $344,045)	887,959

		MUTUAL FUNDS — 1.0%

		United States — 1.0%
		Affiliated Issuers
	899,240	GMO U.S. Treasury Fund	22,481,000

		TOTAL MUTUAL FUNDS (COST $22,481,000)	22,481,000

		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.7%
USD	11,063,470	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	11,063,470
EUR	717,121	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	977,544
GBP	300,682	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	504,004
JPY	1,113,280	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	10,936
SGD	78,500	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	62,585
USD	2,012,995	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	2,012,995
NOK	4,385,469	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	733,613

		Total Time Deposits	15,365,147

		TOTAL SHORT-TERM INVESTMENTS (COST $15,365,147)	15,365,147

		TOTAL INVESTMENTS — 99.5% (Cost $1,920,678,595)	2,200,287,229
		Other Assets and Liabilities (net) — 0.5%	10,921,434

		TOTAL NET ASSETS — 100.0%	$2,211,208,663

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BBH	AUD	1,595,284	USD	1,467,542	$(17,006)
08/08/2014	BBH	AUD	1,595,284	USD	1,473,707	(3,912)
06/04/2014	BCLY	AUD	4,417,486	USD	4,064,392	(46,454)
08/08/2014	BCLY	AUD	4,417,486	USD	4,086,543	(5,120)
06/04/2014	BNYM	AUD	3,940,801	USD	3,625,340	(41,910)
08/08/2014	BNYM	AUD	3,940,801	USD	3,639,369	(10,768)
06/04/2014	BOA	AUD	9,766,517	USD	8,983,828	(104,745)
08/08/2014	BOA	AUD	9,766,517	USD	9,037,339	(8,823)
06/04/2014	DB	AUD	7,415,175	USD	6,821,219	(79,230)
08/08/2014	DB	AUD	2,157,784	USD	1,994,008	(4,623)
06/04/2014	MSCI	AUD	9,534,241	USD	8,771,854	(100,566)
08/08/2014	MSCI	AUD	4,276,850	USD	3,954,890	(6,509)
06/04/2014	SSB	AUD	4,682,251	USD	4,306,969	(50,263)
08/08/2014	SSB	AUD	4,682,251	USD	4,330,567	(6,332)
06/04/2014	BBH	CAD	2,962,371	USD	2,679,085	(52,908)
08/08/2014	BBH	CAD	1,518,699	USD	1,396,088	(2,208)
06/04/2014	DB	CAD	2,985,162	USD	2,697,964	(55,048)
06/04/2014	JPM	CAD	2,822,461	USD	2,549,706	(53,257)
08/08/2014	JPM	CAD	1,476,607	USD	1,357,160	(2,381)
06/04/2014	BBH	CHF	3,915,688	USD	4,440,160	67,493
08/08/2014	BBH	CHF	3,915,688	USD	4,365,247	(10,478)
06/04/2014	BCLY	CHF	11,507,944	USD	13,010,736	159,763
08/08/2014	BCLY	CHF	11,507,944	USD	12,834,878	(25,086)
06/04/2014	BNYM	CHF	3,959,649	USD	4,445,413	23,654
08/08/2014	BNYM	CHF	3,959,649	USD	4,417,476	(7,375)
06/04/2014	BOA	CHF	4,331,100	USD	4,910,750	74,191
08/08/2014	BOA	CHF	4,331,100	USD	4,831,461	(8,482)
06/04/2014	DB	CHF	3,939,950	USD	4,438,055	38,295
08/08/2014	DB	CHF	3,939,950	USD	4,391,825	(11,013)
06/04/2014	MSCI	CHF	2,945,194	USD	3,339,131	50,220
08/08/2014	MSCI	CHF	2,945,194	USD	3,287,637	(3,575)
06/04/2014	SSB	CHF	3,959,649	USD	4,449,144	27,386
08/08/2014	SSB	CHF	3,959,649	USD	4,419,646	(5,206)
06/04/2014	BCLY	EUR	975,903	USD	1,328,978	(1,319)
06/04/2014	DB	EUR	2,014,678	USD	2,739,942	(6,355)
06/04/2014	BBH	GBP	1,648,269	USD	2,738,788	(24,019)
08/08/2014	BBH	GBP	1,648,269	USD	2,753,821	(7,566)
06/04/2014	BCLY	GBP	5,675,839	USD	9,439,022	(74,747)
08/08/2014	BCLY	GBP	5,675,839	USD	9,481,092	(27,785)
06/04/2014	BNYM	GBP	2,611,955	USD	4,343,459	(34,667)
08/08/2014	BNYM	GBP	2,611,955	USD	4,365,517	(10,357)
06/04/2014	BOA	GBP	8,386,148	USD	13,930,163	(126,592)
08/08/2014	BOA	GBP	8,386,148	USD	14,008,783	(40,743)
06/04/2014	DB	GBP	7,452,270	USD	12,389,399	(102,002)
08/08/2014	DB	GBP	7,452,270	USD	12,449,986	(34,991)
06/04/2014	MSCI	GBP	7,673,100	USD	12,764,079	(97,475)
08/08/2014	MSCI	GBP	7,673,100	USD	12,817,802	(37,136)
06/04/2014	SSB	GBP	3,536,741	USD	5,883,068	(45,173)
08/08/2014	SSB	GBP	3,536,741	USD	5,907,914	(17,278)
06/04/2014	BBH	JPY	452,906,128	USD	4,450,772	1,767
06/04/2014	BCLY	JPY	1,900,745,364	USD	18,706,470	34,992
06/04/2014	BNYM	JPY	1,540,273,619	USD	15,139,744	9,266
06/04/2014	BOA	JPY	1,785,002,089	USD	17,564,596	30,092
06/04/2014	DB	JPY	1,065,754,182	USD	10,479,495	10,336
06/04/2014	JPM	JPY	1,401,062,443	USD	13,770,608	7,636
06/04/2014	MSCI	JPY	829,947,512	USD	8,164,517	11,744
06/04/2014	SSB	JPY	650,897,522	USD	6,403,377	9,455

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BCLY	NOK	40,678,246	USD	6,803,941	$(557)
08/08/2014	BCLY	NOK	40,678,246	USD	6,809,378	23,133
06/04/2014	BOA	NOK	23,401,951	USD	3,915,987	1,400
08/08/2014	BOA	NOK	23,401,951	USD	3,917,067	12,981
06/04/2014	JPM	NOK	33,844,217	USD	5,700,804	39,476
08/08/2014	JPM	NOK	33,844,217	USD	5,667,806	21,664
06/04/2014	SSB	NOK	40,678,246	USD	6,797,233	(7,264)
08/08/2014	SSB	NOK	40,678,246	USD	6,812,978	26,733
06/04/2014	BCLY	NZD	5,791,048	USD	4,994,252	77,192
08/08/2014	BCLY	NZD	5,791,048	USD	4,887,471	(1,041)
06/04/2014	BOA	NZD	4,740,813	USD	4,091,170	65,843
08/08/2014	BOA	NZD	4,740,813	USD	4,002,967	1,011
06/04/2014	BBH	SEK	15,818,577	USD	2,406,175	42,417
08/08/2014	BBH	SEK	15,818,577	USD	2,382,423	21,119
06/04/2014	BCLY	SEK	24,184,982	USD	3,742,073	128,131
08/08/2014	BCLY	SEK	24,184,982	USD	3,644,647	34,455
06/04/2014	BNYM	SEK	16,203,938	USD	2,508,513	87,171
08/08/2014	BNYM	SEK	16,203,938	USD	2,438,442	19,614
06/04/2014	BOA	SEK	18,321,956	USD	2,838,325	100,490
08/08/2014	BOA	SEK	18,321,956	USD	2,761,402	26,408
06/04/2014	DB	SEK	16,449,451	USD	2,546,355	88,326
08/08/2014	DB	SEK	16,449,451	USD	2,474,160	18,682
06/04/2014	JPM	SEK	15,660,391	USD	2,388,372	48,253
08/08/2014	JPM	SEK	15,660,391	USD	2,359,154	21,463
06/04/2014	MSCI	SEK	32,347,119	USD	4,963,131	129,527
08/08/2014	MSCI	SEK	32,347,119	USD	4,875,708	47,120
06/04/2014	SSB	SEK	15,897,669	USD	2,423,979	48,404
08/08/2014	SSB	SEK	15,897,669	USD	2,396,544	23,434
06/04/2014	BBH	SGD	2,569,206	USD	2,047,657	(660)
06/04/2014	BCLY	SGD	13,203,422	USD	10,523,170	(3,348)
06/04/2014	BOA	SGD	9,197,936	USD	7,335,433	2,316
06/04/2014	DB	SGD	3,362,157	USD	2,679,095	(1,408)
06/04/2014	MSCI	SGD	12,706,386	USD	10,128,468	(1,785)
06/04/2014	SSB	SGD	13,227,124	USD	10,542,876	(2,538)
06/04/2014	BBH	USD	1,480,377	AUD	1,595,284	4,170
06/04/2014	BBH	USD	2,711,502	CAD	2,962,371	20,491
06/04/2014	BBH	USD	4,362,485	CHF	3,915,688	10,182
06/04/2014	BBH	USD	2,755,205	GBP	1,648,269	7,602
06/04/2014	BBH	USD	4,383,626	JPY	452,906,128	65,380
06/04/2014	BBH	USD	2,384,927	SEK	15,818,577	(21,170)
06/04/2014	BBH	USD	2,039,627	SGD	2,569,206	8,690
08/08/2014	BBH	USD	4,452,614	JPY	452,906,128	(1,718)
08/08/2014	BBH	USD	2,047,772	SGD	2,569,206	566
06/04/2014	BCLY	USD	4,105,030	AUD	4,417,486	5,816
06/04/2014	BCLY	USD	12,826,724	CHF	11,507,944	24,250
06/04/2014	BCLY	USD	1,346,692	EUR	975,903	(16,396)
06/04/2014	BCLY	USD	9,485,890	GBP	5,675,839	27,880
06/04/2014	BCLY	USD	18,393,568	JPY	1,900,745,364	277,909
06/04/2014	BCLY	USD	6,827,436	NOK	40,678,246	(22,938)
06/04/2014	BCLY	USD	4,915,615	NZD	5,791,048	1,445
06/04/2014	BCLY	USD	3,648,435	SEK	24,184,982	(34,493)
06/04/2014	BCLY	USD	10,534,279	SGD	13,203,422	(7,761)
08/08/2014	BCLY	USD	1,328,968	EUR	975,903	1,305
08/08/2014	BCLY	USD	18,714,206	JPY	1,900,745,364	(34,794)
08/08/2014	BCLY	USD	10,523,632	SGD	13,203,422	2,995
06/04/2014	BNYM	USD	3,655,960	AUD	3,940,801	11,290
06/04/2014	BNYM	USD	4,414,620	CHF	3,959,649	7,138
06/04/2014	BNYM	USD	4,367,729	GBP	2,611,955	10,397

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BNYM	USD	14,903,830	JPY	1,540,273,619	$226,647
06/04/2014	BNYM	USD	2,440,995	SEK	16,203,938	(19,654)
08/08/2014	BNYM	USD	15,146,086	JPY	1,540,273,619	(9,179)
06/04/2014	BOA	USD	9,078,153	AUD	9,766,517	10,420
06/04/2014	BOA	USD	4,828,353	CHF	4,331,100	8,206
06/04/2014	BOA	USD	14,015,719	GBP	8,386,148	41,037
06/04/2014	BOA	USD	17,276,777	JPY	1,785,002,089	257,726
06/04/2014	BOA	USD	3,927,371	NOK	23,401,951	(12,784)
06/04/2014	BOA	USD	4,025,894	NZD	4,740,813	(566)
06/04/2014	BOA	USD	2,764,254	SEK	18,321,956	(26,419)
06/04/2014	BOA	USD	7,323,419	SGD	9,197,936	9,698
08/08/2014	BOA	USD	17,571,685	JPY	1,785,002,089	(29,731)
08/08/2014	BOA	USD	7,335,696	SGD	9,197,936	(2,503)
06/04/2014	DB	USD	6,936,265	AUD	7,415,175	(35,815)
06/04/2014	DB	USD	2,728,656	CAD	2,985,162	24,356
06/04/2014	DB	USD	4,389,036	CHF	3,939,950	10,724
06/04/2014	DB	USD	2,778,845	EUR	2,014,678	(32,548)
06/04/2014	DB	USD	12,456,320	GBP	7,452,270	35,081
06/04/2014	DB	USD	10,302,119	JPY	1,065,754,182	167,040
06/04/2014	DB	USD	2,476,712	SEK	16,449,451	(18,683)
06/04/2014	DB	USD	2,669,862	SGD	3,362,157	10,641
08/08/2014	DB	USD	2,739,902	EUR	2,014,678	6,347
08/08/2014	DB	USD	10,483,928	JPY	1,065,754,182	(10,321)
08/08/2014	DB	USD	2,679,223	SGD	3,362,157	1,307
06/04/2014	JPM	USD	2,582,490	CAD	2,822,461	20,474
06/04/2014	JPM	USD	13,559,513	JPY	1,401,062,443	203,460
06/04/2014	JPM	USD	5,682,739	NOK	33,844,217	(21,411)
06/04/2014	JPM	USD	2,361,598	SEK	15,660,391	(21,478)
08/08/2014	JPM	USD	13,776,271	JPY	1,401,062,443	(7,450)
06/04/2014	MSCI	USD	8,898,255	AUD	9,534,241	(25,835)
06/04/2014	MSCI	USD	3,285,528	CHF	2,945,194	3,384
06/04/2014	MSCI	USD	12,824,163	GBP	7,673,100	37,391
06/04/2014	MSCI	USD	8,022,778	JPY	829,947,512	129,996
06/04/2014	MSCI	USD	4,880,768	SEK	32,347,119	(47,164)
06/04/2014	MSCI	USD	10,113,600	SGD	12,706,386	16,652
08/08/2014	MSCI	USD	8,167,846	JPY	829,947,512	(11,608)
08/08/2014	MSCI	USD	10,128,952	SGD	12,706,386	1,405
06/04/2014	SSB	USD	4,350,139	AUD	4,682,251	7,093
06/04/2014	SSB	USD	4,416,865	CHF	3,959,649	4,893
06/04/2014	SSB	USD	5,910,870	GBP	3,536,741	17,370
06/04/2014	SSB	USD	6,291,430	JPY	650,897,522	102,492
06/04/2014	SSB	USD	6,831,031	NOK	40,678,246	(26,534)
06/04/2014	SSB	USD	2,399,014	SEK	15,897,669	(23,439)
06/04/2014	SSB	USD	10,506,598	SGD	13,227,124	38,816
08/08/2014	SSB	USD	6,406,030	JPY	650,897,522	(9,391)
08/08/2014	SSB	USD	10,543,237	SGD	13,227,124	2,286

						$1,633,634

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.7%

	Australia — 1.7%
653,983	Arrium Ltd	552,900
45,028	Bank of Queensland Ltd	503,877
84,735	BlueScope Steel Ltd *	461,983
107,561	Challenger Ltd	712,458
152,414	Downer Edi Ltd	758,102
11,830	Flight Centre Travel Group Ltd	549,149
33,939	JB Hi–Fi Ltd	574,217
334,466	Myer Holdings Ltd	670,742
290,106	Seven West Media Ltd	503,753
211,927	TABCORP Holdings Ltd	687,224

	Total Australia	5,974,405

	Austria — 0.3%
6,198	Flughafen Wien AG	583,065
1,761,602	Immofinanz AG (Entitlement Shares) *	—
10,197	RHI AG	331,790

	Total Austria	914,855

	Belgium — 0.7%
27,686	Delhaize Group	1,970,857
9,680	GIMV NV	500,838
1,741	Tessenderlo Chemie NV *	19

	Total Belgium	2,471,714

	Brazil — 0.3%
25,400	Companhia de Saneamento de Minas Gerais-Copasa MG *	438,318
45,300	EDP-Energias Do Brasil SA	189,871
170,700	Electrobras (Centro)	502,126

	Total Brazil	1,130,315

	Canada — 1.7%
44,900	Celestica Inc *	532,108
21,300	DH Corp	637,252
17,000	Dorel Industries Inc – Class B	645,947
10,600	Empire Co Ltd	640,223
39,500	Ensign Energy Services Inc	591,243
19,100	Genworth MI Canada Inc	678,179
61,700	RONA Inc	623,088
101,600	Sherritt International Corp	433,836
35,200	Superior Plus Corp	435,983
56,325	Transcontinental Inc	770,878

	Total Canada	5,988,737

	China — 1.0%
180,000	Agile Property Holdings Ltd	141,401
338,000	China BlueChemical Ltd – Class H	181,165

Shares	Description	Value ($)
	China — continued
384,000	China Shanshui Cement Group Ltd	140,123
106,000	CITIC Pacific Ltd	185,371
166,000	Cosco Pacific Ltd	219,149
1,908,000	GOME Electrical Appliances Holdings Ltd	320,460
106,800	Guangzhou R&F Properties Co Ltd – Class H	146,741
682,000	Huabao International Holdings Ltd	317,915
150,000	Kingboard Chemical Holdings Ltd	282,203
228,000	Kingsoft Corp Ltd	691,245
66,000	Shanghai Industrial Holdings Ltd	203,732
1,652,173	Shenzhen Investment Ltd	539,782

	Total China	3,369,287

	Czech Republic — 0.1%
15,000	Telefonica 02 Czech Republic AS	217,463

	Denmark — 0.9%
22,158	FLSmidth & Co A/S	1,300,065
20,795	H Lundbeck A/S	560,890
7,562	Jyske Bank A/S *	418,691
12,419	Vestas Wind Systems A/S *	667,403

	Total Denmark	2,947,049

	Finland — 0.5%
16,386	Kesko Oyj – Class B	726,222
31,788	Tieto Oyj	883,243

	Total Finland	1,609,465

	France — 12.5%
85,672	Alstom SA	3,376,802
117,582	Bouygues SA	5,468,288
9,449	Cap Gemini SA	687,406
28,397	Casino Guichard-Perrachon SA	3,657,706
60,042	CGG SA *	810,672
28,020	CNP Assurances	604,613
12,565	Eiffage SA	893,178
17,773	Groupe Steria SCA	482,529
8,070	Imerys SA	676,562
38,260	Lagardere SCA	1,333,001
13,985	Neopost SA	1,121,949
236,432	Peugeot SA *	3,350,735
19,877	Plastic Omnium SA	675,915
21,847	Rallye SA	1,137,576
96,290	Rexel SA *	2,301,296
38,580	SCOR	1,346,229
50,419	Societe Television Francaise 1	899,771
176,885	Solocal Group *	207,582
92,270	STMicroelectronics NV	922,002
144,385	Suez Environnement SA	2,902,211
28,377	Teleperformance	1,776,468

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	France — continued
79,417	UbiSoft Entertainment SA *	1,588,489
5,014	Valeo SA	673,572
46,828	Vallourec SA	2,548,055
189,338	Veolia Environnement SA	3,617,671

	Total France	43,060,278

	Germany — 10.1%
14,812	Aurubis AG	807,239
19,299	Axel Springer AG	1,244,388
14,979	Bechtle AG	1,324,825
16,939	Bilfinger & Berger SE	1,997,088
22,199	Celesio AG	790,782
147,007	Commerzbank AG *	2,338,898
116,268	Deutsche Lufthansa AG (Registered)	3,072,553
16,450	Drillisch AG	607,751
9,329	Duerr AG	799,364
49,701	Freenet AG	1,544,893
18,805	Hannover Rueck SE	1,673,242
15,232	HeidelbergCement AG	1,313,130
94,304	K+S AG (Registered)	3,282,105
53,083	Kloeckner & Co SE *	894,035
10,065	Lanxess AG	715,826
16,911	Leoni AG	1,355,297
63,981	Metro AG *	2,677,352
50,423	ProSiebenSat.1 Media AG (Registered)	2,297,851
22,544	Rheinmetall AG	1,545,195
21,146	Salzgitter AG	905,030
24,660	Software AG	949,759
11,978	Stada Arzneimittel AG	563,101
43,775	Suedzucker AG	889,427
37,591	Telefonica Deutschland Holding AG	292,139
45,336	TUI AG	773,221

	Total Germany	34,654,491

	Greece — 1.0%
111,009	Alapis Holding Industrial and Commercial SA *	6,204
253,522	Intralot SA *	722,882
55,102	Jumbo SA *	821,609
707,877	Marfin Investment Group Holdings SA *	451,955
63,469	Motor Oil (Hellas) Corinth Refineries SA	718,824
52,866	Public Power Corp SA	793,554

	Total Greece	3,515,028

	Hong Kong — 1.2%
192,000	Great Eagle Holdings Ltd	686,040
298,400	HKR International Ltd	115,154
259,000	Kowloon Development Co Ltd	320,732
109,000	Luk Fook Holdings International Ltd	276,600
375,600	Man Wah Holdings Ltd	612,452
197,000	Melco International Development Ltd	628,064
540,000	Texwinca Holdings Ltd	565,880

Shares	Description	Value ($)
	Hong Kong — continued
22,100	VTech Holdings Ltd	297,811
794,000	Xinyi Glass Holdings Ltd	556,117

	Total Hong Kong	4,058,850

	India — 0.4%
582,058	Housing Development & Infrastructure Ltd *	895,997
20,464	Indiabulls Housing Finance Ltd	134,658
227,291	Rain Industries Ltd	188,834

	Total India	1,219,489

	Indonesia — 0.1%
42,939,000	Bakrie & Brothers Tbk PT *	183,893

	Ireland — 0.5%
430,243	Fyffes Plc *	633,888
29,944	Smurfit Kappa Group Plc	722,865
311,516	Total Produce Ltd	449,759

	Total Ireland	1,806,512

	Israel — 0.6%
266,155	Africa Israel Investments Ltd *	561,777
23,242	Gazit-Globe Ltd	300,982
633,885	Israel Discount Bank Ltd – Class A *	1,116,271

	Total Israel	1,979,030

	Italy — 5.0%
726,328	A2A SPA	870,967
51,675	Astaldi SPA	558,949
52,428	Autostrada Torino-Milano SPA	833,949
17,495	Banca Generali SPA	511,637
83,191	Banca Popolare dell’ Emilia Romagna SC *	931,287
67,215	Banco Popolare SC *	1,298,248
17,400	Brembo SPA	684,470
21,780	Buzzi Unicem SPA	379,218
49,536	Cementir SPA	426,869
56,720	Danieli & Co SPA – RSP	1,356,158
177,610	Finmeccanica SPA *	1,460,338
12,498	Gtech SPA	344,290
483,800	Iren SPA	766,142
97,142	Italcementi SPA-Di RISP	688,776
6,198	Italmobiliare SPA *	257,583
356,515	Mediaset SPA *	1,761,585
80,113	Mediolanum SPA	688,081
67,327	Recordati SPA	1,134,181
26,647	Safilo Group SPA *	622,242
69,442	Societa Iniziative Autostradali e Servizi SPA	888,291
149,486	Unipol Gruppo Finanziario SPA	900,830

	Total Italy	17,364,091

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — 18.2%
84,700	Accordia Golf Co Ltd	1,087,461
9,150	Adastria Holdings Co Ltd	209,437
20,400	Alpen Co Ltd	352,648
22,100	Asatsu–DK Inc	532,446
71,600	BIC Camera Inc	528,033
27,000	Canon Marketing Japan Inc	460,935
35,900	Century Tokyo Leasing Corp	1,119,376
33,200	Chiba Kogyo Bank Ltd (The)	227,061
14,000	Cocokara fine Inc	398,640
241,750	Daiei Inc *	717,639
30,300	Daiichikosho Co Ltd	894,603
312,000	Daikyo Inc	668,944
99,800	DCM Holdings Co Ltd	682,005
294,000	DIC Corp	790,572
126,200	Edion Corp	860,974
72,800	Fuji Oil Co Ltd	204,626
15,500	Fuji Soft Inc	319,545
331,000	Furukawa Co Ltd	630,785
107,900	Futaba Industrial Co Ltd	486,602
30,900	Fuyo General Lease Co Ltd	1,234,852
226,000	Godo Steel Ltd	310,332
78,200	Gulliver International Co Ltd	603,965
195,000	Gunze Ltd	543,298
156,000	Hakuhodo DY Holdings Inc	1,417,081
237,000	Hanwa Co Ltd	949,918
375,000	Ishihara Sangyo Kaisha Ltd *	296,575
60,600	IT Holdings Corp	1,031,690
49,000	Itochu Enex Co Ltd	315,406
30,100	Izumi Co Ltd	944,474
112,000	JACCS Co Ltd	500,484
22,900	Japan Tissue Engineering Co Ltd *	368,903
67,000	J–Oil Mills Inc	201,696
17,900	K’s Holdings Corp	517,090
13,300	Kaga Electronics Co Ltd	171,699
59,500	Kamei Corp	450,734
21,200	Kanamoto Co Ltd	785,717
606,000	Kanematsu Corp	988,670
419,000	Kawasaki Kisen Kaisha Ltd	882,485
169	Kenedix Office Investment Corp (REIT)	885,465
25,700	Kewpie Corp	387,336
70,900	Kohnan Shoji Co Ltd	706,802
64,600	Kojima Co Ltd *	199,083
10,600	Komeri Co Ltd	289,173
39,700	Konaka Co Ltd	259,415
172,000	Krosaki Harima Corp	366,561
186,000	Kurabo Industries Ltd	317,669
58,000	Kurimoto Ltd	140,792
123,900	Leopalace21 Corp *	566,453
32,700	Maruha Nichiro Corp	515,876
58,000	Misawa Homes Co Ltd	665,494
229,000	Mitsubishi Steel Manufacturing Co Ltd	454,339

Shares	Description	Value ($)
	Japan — continued
502,000	Mitsui Engineer & Shipbuilding Co Ltd	977,062
189,000	Mitsui Mining & Smelting Co Ltd	463,363
178,000	Morinaga Milk Industry Co Ltd	682,720
21,800	Namura Shipbuilding Co Ltd	177,981
102,000	Nichias Corp	695,678
132,000	Nippon Chemi-Con Corp *	398,425
382,200	Nippon Coke & Engineering Co Ltd	430,176
555,600	Nippon Light Metal Co Ltd	806,276
45,000	Nippon Paint Co Ltd	722,354
85,000	Nippon Soda Co Ltd	436,804
69,000	Nippon Steel & Sumikin Texeng	293,308
32,000	Nippon Synthetic Chemical Industry Co Ltd	231,990
76,000	Nippon Electric Glass Co Ltd	381,657
117,000	Nippon Flour Mills Co Ltd	619,948
72,200	Nipro Corp	638,080
124,000	Nishimatsu Construction Co Ltd	488,664
57,000	Nissan Shatai Co Ltd	943,038
62,000	Nissan Tokyo Sales Holdings Co Ltd	185,848
46,700	Nissan Chemical Industries Ltd	709,302
43,300	Nisshin Steel Co Ltd	441,921
291,000	NS United Kaiun Kaisha Ltd	671,791
13,600	Obic Co Ltd	433,934
13,700	Okinawa Electric Power Co	443,896
252,000	Orient Corp *	546,591
427	ORIX JREIT Inc (REIT)	571,473
8,100	Osaka Steel Co Ltd	134,134
14,500	Pigeon Corp	676,962
87,000	Press Kogyo Co Ltd	320,630
64,700	Round One Corp	434,061
198,000	Ryobi Ltd	605,972
51,100	Sanix Inc *	756,785
87,000	Seino Holdings Co Ltd	956,230
94,000	Shindengen Electric Manufacturing Co Ltd	489,195
64,900	Shinko Electric Industries Co Ltd	533,928
95,000	ShinMaywa Industries Ltd	810,304
35,600	Showa Corp	389,878
62,000	Sodick Co Ltd	226,318
511,800	Sojitz Corp	819,102
26,900	Start Today Co Ltd	672,859
90,000	Sumitomo Heavy Industries Ltd	401,361
306,500	Takara Leben Co Ltd	1,038,291
94,000	TOA Corp	158,766
26,500	Toho Holdings Co Ltd	513,169
70,000	Tokai Tokyo Financial Holdings	480,518
227,000	Tokuyama Corp	662,601
107,000	Tokyo Dome Corp	529,895
205,000	Tokyotokeiba Co Ltd	598,227
185,000	Topy Industries Ltd	339,201
76,000	Toshiba TEC Corp	506,576
288,000	Tosoh Corp	1,379,203
133,000	Toyo Tire & Rubber Co Ltd	1,170,695

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
23,100	TS Tech Co Ltd	622,638
51,400	T–Gaia Corp	497,265
81,000	Uchida Yoko Co Ltd	240,956
96,000	Uniden Corp	221,536
88,000	UNY Co Ltd	557,642
19,800	Xebio Co Ltd	385,704
214,000	Yamada Denki Co Ltd	791,685
27,100	Zenkoku Hosho Co Ltd	671,190

	Total Japan	62,427,616

	Netherlands — 3.6%
8,926	ASM International NV	371,764
32,149	Boskalis Westminster	1,832,242
9,803	Corio NV	490,619
91,985	Delta Lloyd NV	2,234,757
32,116	Fugro NV	1,853,913
16,178	Koninklijke Ten Cate NV	461,110
165,680	Koninklijke BAM Groep NV	866,896
289,732	Koninklijke KPN NV *	1,072,853
7,370	Nutreco NV	324,945
215,887	PostNL NV *	1,059,584
195,126	SNS REAAL NV * (a)	—
30,914	Tetragon Financial Group Ltd	297,892
53,036	Wolters Kluwer NV	1,587,609

	Total Netherlands	12,454,184

	New Zealand — 0.2%
79,960	Precinct Properties New Zealand Ltd	74,729
178,182	Fisher & Paykel Healthcare Corp Ltd	696,212

	Total New Zealand	770,941

	Norway — 0.9%
24,696	Cermaq ASA	303,494
20,490	Fred Olsen Energy ASA	561,447
91,282	Petroleum Geo – Services ASA	985,554
144,511	Storebrand ASA *	859,441
17,258	TGS Nopec Geophysical Co ASA	563,262

	Total Norway	3,273,198

	Philippines — 0.0%
1,255,300	Lopez Holding Corp	142,576

	Portugal — 0.4%
46,452	Portucel Empresa Produtora de Pasta e Papel SA	229,571
676,517	Sonae	1,185,883

	Total Portugal	1,415,454

	Russia — 0.8%
43,765	Severstal OAO GDR (Registered Shares)	374,854
62,911	Tatneft Sponsored GDR *	2,253,645

	Total Russia	2,628,499

Shares	Description	Value ($)
	Singapore — 1.0%
739,000	Ausgroup Ltd *	265,487
2,862,000	Blumont Group Ltd *	68,635
311,000	Ho Bee Land Ltd	553,470
148,000	Hong Leong Asia Ltd	183,622
274,000	Mapletree Commercial Trust (REIT)	293,918
344,000	Mapletree Industrial Trust (REIT)	395,187
874,000	Swiber Holdings Ltd	401,156
734,000	Vard Holdings Ltd *	626,543
124,000	Wheelock Properties Ltd	178,161
400,676	Wing Tai Holdings Ltd	623,278

	Total Singapore	3,589,457

	South Africa — 0.3%
113,014	Gold Fields Ltd	401,143
130,745	Telkom South Africa Ltd *	478,413

	Total South Africa	879,556

	South Korea — 1.5%
5,451	Daelim Industrial Co Ltd	431,780
16,830	DGB Financial Group Inc	257,746
5,314	Dongbu Insurance Co Ltd	300,972
1,118	Dongwon Industries Co Ltd	339,180
7,380	Hanwha Corp	196,311
6,220	KISCO Corp	165,061
4,685	KISWIRE Ltd	165,960
9,341	Kolon Corp	204,950
7,943	Kolon Industries Inc	541,334
5,870	LG International Corp	157,086
7,480	LIG Insurance Co Ltd	208,094
336	Namyang Dairy Products Co Ltd	306,040
2,099	Nong Shim Holdings Co Ltd	236,854
1,341	SeAH Holdings Corp	143,502
3,074	SeAH Steel Corp	388,778
1,326	Shinsegae Co Ltd	271,695
4,225	SK Gas Co Ltd	408,710
290	Taekwang Industrial Co Ltd	363,320

	Total South Korea	5,087,373

	Spain — 3.5%
10,813	Acciona SA	872,681
62,770	ACS Actividades de Construccion y Servicios SA	2,789,741
87,303	Bankinter SA	692,375
12,084	Corp Financiera Alba SA	732,551
70,245	Enagas	2,067,238
84,742	Gamesa Corp Tecnologica SA *	992,517
75,503	Indra Sistemas SA	1,361,723
151,553	Mapfre SA	619,342
9,294	Obrascon Huarte Lain SA	404,920
15,826	Red Electrica Corp SA	1,357,578

	Total Spain	11,890,666

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Sweden — 3.0%
89,048	ASecuritas AB – Class B	1,028,781
6,441	Axfood AB	351,221
6,577	Hexpol AB	629,048
8,443	Holmen AB – Class B	307,669
125,169	Husqvarna AB – Class B	981,528
25,491	Intrum Justitia AB	794,188
70,263	Meda AB	1,229,911
29,218	NCC AB – Class B	1,024,108
33,709	Peab AB	268,375
31,569	SAAB AB – Class B	903,451
74,994	SSAB Svenskt Stal AB Series A *	718,612
119,101	Tele2 AB – B Shares	1,410,133
34,308	Trelleborg AB – Class B	749,184

	Total Sweden	10,396,209

	Switzerland — 3.4%
8,117	Baloise Holding Ltd	975,275
1,022	Fischer (George) AG (Registered) *	771,254
11,621	Lonza Group AG (Registered)	1,249,930
3,500	Panalpina Welttransport Holding AG	570,321
5,390	Sulzer AG	819,567
11,049	Swiss Life Holding AG (Registered)	2,657,353
1,143	Swisscom AG (Registered)	681,580
94,087	Transocean Ltd	3,974,883

	Total Switzerland	11,700,163

	Taiwan — 0.5%
163,000	Coretronic Corp	189,494
275,680	Kenda Rubber Industrial Co Ltd	633,388
126,000	L&K Engineering Co Ltd	105,112
117,000	Powertech Technology Inc	225,917
430,000	ProMOS Technologies Inc * (a) (b)	—
90,000	Tripod Technology Corp	176,817
260,000	Unimicron Technology Corp	239,040

	Total Taiwan	1,569,768

	Turkey — 0.2%
1,036,683	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	825,446

	United Kingdom — 19.6%
242,671	3i Group Plc	1,758,760
24,240	Admiral Group Plc	593,016
36,010	AMEC Plc	730,066
139,547	Amlin Plc	1,100,987
44,447	Atkins WS Plc	979,319
418,536	Balfour Beatty Plc	1,655,927
151,820	Beazley Plc	623,224
58,277	Britvic Plc	729,009
99,013	Cairn Energy Plc *	327,826
75,554	Cape Plc	385,146

Shares	Description	Value ($)
	United Kingdom — continued
186,283	Carillion Plc	1,106,580
107,037	Catlin Group Ltd	940,336
215,289	Cobham Plc	1,151,671
109,828	Dairy Crest Group Plc	860,687
12,799	DCC Plc	753,384
518,494	Debenhams Plc	662,302
248,282	Direct Line Insurance Group Plc	1,054,698
822,696	Dixons Retail Plc *	669,558
90,766	Drax Group Plc	957,549
435,847	Enterprise Inns Plc *	992,746
719,807	FirstGroup Plc *	1,693,185
429,455	Friends Life Group Ltd	2,257,919
23,062	Go–Ahead Group Plc	850,889
171,722	Greencore Group Plc	838,997
47,150	Greene King Plc	676,685
202,191	Halfords Group Plc	1,653,498
246,121	Henderson Group Plc	1,031,729
767,045	Home Retail Group Plc	2,424,957
117,445	Howden Joinery Group Plc	628,870
105,767	ICAP Plc	709,144
173,776	Inchcape Plc	1,818,178
211,028	Intermediate Capital Group Plc	1,480,852
77,405	Interserve Plc	839,442
80,820	Investec Plc	702,269
54,464	John Wood Group Plc	719,593
676,237	Johnston Press Plc *	46,975
118,173	Kazakhmys Plc *	548,180
19,684	Keller Group Plc	314,964
199,902	Ladbrokes Plc	512,039
44,408	Lancashire Holdings Ltd	483,326
1,167,312	Man Group Plc	1,965,074
433,948	Marston’s Plc	1,099,589
61,744	Meggitt Plc	501,372
90,731	Micro Focus International Plc	1,276,108
103,234	Mitie Group Plc	580,410
43,144	Mondi Plc	776,105
283,860	National Express Group Plc	1,320,807
148,091	Pace Plc	930,476
36,282	Persimmon Plc (Bonus Shares) *	814,264
22,720	Petrofac Ltd	480,898
66,664	Phoenix Group Holdings	727,461
70,925	Playtech Ltd	812,597
621,394	Premier Foods Plc *	614,445
60,760	Premier Oil Plc	358,969
8,664	Provident Financial Plc	304,050
1,049,304	Punch Taverns Plc *	190,817
93,705	Qinetiq Group Plc	328,642
101,533	Rexam Plc	905,511
13,687	Rightmove Plc	526,304
272,394	RSA Insurance Group Plc	2,191,095
137,774	Sage Group Plc (The)	947,139

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
53,537	Segro Plc (REIT)	331,939
69,376	Serco Group Plc	433,271
233,401	SIG Plc	771,136
473,384	Spirit Pub Co Plc	638,991
54,675	St James’s Place Plc	718,314
79,566	Stagecoach Group Plc	520,334
412,780	Thomas Cook Group Plc *	1,136,212
33,316	Travis Perkins Plc	940,945
255,869	Trinity Mirror Plc *	691,778
137,898	TUI Travel Plc	949,201
174,410	Tullett Prebon Plc	848,499
42,095	United Utilities Group Plc	613,286
115,995	Vesuvius Plc	891,348
76,002	WH Smith Plc	1,322,130
120,317	William Hill Plc	717,856

	Total United Kingdom	67,441,855

	TOTAL COMMON STOCKS (COST $293,522,276)	328,957,913

	PREFERRED STOCKS — 1.9%

	Brazil — 0.9%
18,000	AES Tiete SA	137,473
33,500	Bradespar SA	278,132
152,900	Centrais Eletricas Brasileiras SA – Class B	660,658
27,800	Companhia Energetica de Sao Paulo – Class B	333,555
24,000	Companhia Paranaense de Energia – Class B	345,275
137,900	Eletropaulo Metropolitana SA	550,911
84,900	Metalurgica Gerdau SA	618,095
206,100	Oi SA	178,474
33,600	Usinas Siderrurgicas de Minas Gerais SA *	118,334

	Total Brazil	3,220,907

	Germany — 0.5%
4,471	Biotest AG	548,289
15,380	Jungheinrich AG	1,116,279

	Total Germany	1,664,568

	Italy — 0.2%
94,907	Unipol Gruppo Finanziario SPA	535,922

	Russia — 0.3%
417	Transneft *	955,819

	TOTAL PREFERRED STOCKS (COST $5,727,813)	6,377,216

	RIGHTS/WARRANTS — 0.2%

	France — 0.2%
236,432	Peugeot SA Warrants, Expires 04/29/17 *	463,134

	Shares/ Par Value	Description	Value ($)
		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16 *	6,666

		United Kingdom — 0.0%
	4,409,065	Johnston Press Plc Rights, Expires 12/31/49 *	83,512

		TOTAL RIGHTS/WARRANTS (COST $506,627)	553,312

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers
	124,480	GMO U.S. Treasury Fund	3,112,000

		TOTAL MUTUAL FUNDS (COST $3,112,000)	3,112,000

		SHORT-TERM INVESTMENTS — 0.7%

		Time Deposits — 0.7%
JPY	2,644,057	Bank of Tokyo-Mitsubishi (Tokyo) Time Deposit, 0.01%, due 06/02/14	25,978
USD	1,718,512	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	1,718,512
CAD	9,773	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 06/02/14	9,013
EUR	282,922	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	385,664
GBP	63,050	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	105,684
HKD	34,320	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	4,427
NOK	33,357	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 06/02/14	5,580
SGD	38,520	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	30,710
USD	232,615	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	232,615

		Total Time Deposits	2,518,183

		TOTAL SHORT-TERM INVESTMENTS (COST $2,518,183)	2,518,183

		TOTAL INVESTMENTS — 99.4% (Cost $305,386,899)	341,518,624
		Other Assets and Liabilities (net) — 0.6%	2,229,210

		TOTAL NET ASSETS — 100.0%	$343,747,834

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BBH	AUD	3,446,962	USD	3,170,947	$(36,744)
08/08/2014	BBH	AUD	1,776,522	USD	1,641,133	(4,357)
06/04/2014	BOA	AUD	1,550,769	USD	1,426,490	(16,632)
08/08/2014	BOA	AUD	1,083,592	USD	1,002,690	(979)
06/04/2014	JPM	AUD	770,687	USD	708,651	(8,539)
08/08/2014	JPM	AUD	770,687	USD	712,009	(1,834)
06/04/2014	MSCI	AUD	2,968,405	USD	2,731,042	(31,310)
08/08/2014	MSCI	AUD	1,765,143	USD	1,632,264	(2,687)
06/04/2014	BOA	CAD	535,186	USD	484,051	(9,515)
08/08/2014	BOA	CAD	535,186	USD	491,989	(767)
06/04/2014	DB	CAD	675,233	USD	610,270	(12,452)
08/08/2014	DB	CAD	675,233	USD	620,801	(899)
06/04/2014	JPM	CAD	335,416	USD	303,002	(6,329)
08/08/2014	JPM	CAD	335,416	USD	308,283	(541)
06/04/2014	MSCI	CAD	1,916,486	USD	1,755,023	(12,421)
08/08/2014	MSCI	CAD	1,916,486	USD	1,762,370	(2,176)
06/04/2014	SSB	CAD	312,641	USD	282,539	(5,788)
08/08/2014	SSB	CAD	312,641	USD	287,584	(271)
06/04/2014	BBH	CHF	1,251,536	USD	1,419,168	21,572
08/08/2014	BBH	CHF	1,251,536	USD	1,395,225	(3,349)
06/04/2014	BCLY	CHF	1,446,625	USD	1,645,929	30,476
08/08/2014	BCLY	CHF	1,446,625	USD	1,613,429	(3,153)
06/04/2014	BNYM	CHF	1,574,271	USD	1,785,333	27,337
08/08/2014	BNYM	CHF	1,574,271	USD	1,756,293	(2,932)
06/04/2014	BOA	CHF	801,515	USD	908,785	13,730
08/08/2014	BOA	CHF	801,515	USD	894,112	(1,570)
06/04/2014	DB	CHF	1,102,449	USD	1,249,234	18,124
08/08/2014	DB	CHF	1,102,449	USD	1,228,889	(3,082)
06/04/2014	MSCI	CHF	1,429,932	USD	1,621,194	24,382
08/08/2014	MSCI	CHF	1,429,932	USD	1,596,193	(1,736)
06/04/2014	SSB	CHF	964,566	USD	1,093,764	16,628
08/08/2014	SSB	CHF	964,566	USD	1,076,621	(1,268)
06/04/2014	BBH	EUR	348,498	USD	474,304	(749)
06/04/2014	BNYM	EUR	853,762	USD	1,161,651	(2,150)
06/04/2014	SSB	EUR	242,430	USD	330,067	(400)
06/04/2014	BCLY	GBP	1,151,950	USD	1,915,714	(15,171)
08/08/2014	BCLY	GBP	1,151,950	USD	1,924,252	(5,639)
06/04/2014	DB	GBP	567,379	USD	943,268	(7,766)
08/08/2014	DB	GBP	567,379	USD	947,880	(2,664)
06/04/2014	MSCI	GBP	3,524,436	USD	5,862,843	(44,772)
08/08/2014	MSCI	GBP	2,716,159	USD	4,537,304	(13,146)
06/04/2014	BBH	JPY	97,626,831	USD	959,393	381
06/04/2014	BCLY	JPY	421,076,477	USD	4,144,087	7,752
06/04/2014	BNYM	JPY	275,223,326	USD	2,705,241	1,656
06/04/2014	BOA	JPY	104,172,472	USD	1,025,067	1,756
06/04/2014	DB	JPY	217,977,240	USD	2,143,357	2,114
06/04/2014	JPM	JPY	159,149,313	USD	1,564,229	867
06/04/2014	MSCI	JPY	324,803,278	USD	3,188,969	(1,652)
06/04/2014	SSB	JPY	183,409,583	USD	1,804,340	2,664
06/04/2014	BBH	NOK	1,431,359	USD	239,476	44
08/08/2014	BBH	NOK	1,431,359	USD	239,668	878
06/04/2014	BCLY	NOK	11,712,306	USD	1,968,297	9,109
08/08/2014	BCLY	NOK	11,712,306	USD	1,960,594	6,661
06/04/2014	BOA	NZD	1,013,775	USD	874,855	14,080
08/08/2014	BOA	NZD	1,013,775	USD	855,994	216
06/04/2014	BBH	SEK	24,596,790	USD	3,810,871	135,393
08/08/2014	BBH	SEK	14,814,376	USD	2,231,182	19,778

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BNYM	SEK	2,408,346	USD	372,833	$12,956
08/08/2014	BNYM	SEK	2,408,346	USD	362,419	2,915
06/04/2014	DB	SEK	2,444,836	USD	378,458	13,128
08/08/2014	DB	SEK	2,444,836	USD	367,727	2,777
06/04/2014	MSCI	SEK	2,444,836	USD	378,288	12,959
08/08/2014	MSCI	SEK	2,444,836	USD	368,512	3,561
06/04/2014	BCLY	SGD	921,818	USD	734,692	(234)
06/04/2014	BNYM	SGD	1,164,830	USD	927,110	(1,559)
06/04/2014	BOA	SGD	2,772,012	USD	2,213,234	3,229
06/04/2014	DB	SGD	1,343,924	USD	1,070,890	(563)
06/04/2014	JPM	SGD	803,634	USD	640,534	(169)
06/04/2014	MSCI	SGD	1,710,718	USD	1,366,645	2,764
06/04/2014	SSB	SGD	426,123	USD	339,648	(82)
06/04/2014	BBH	USD	3,212,914	AUD	3,446,962	(5,223)
06/04/2014	BBH	USD	1,394,342	CHF	1,251,536	3,254
06/04/2014	BBH	USD	480,628	EUR	348,498	(5,574)
06/04/2014	BBH	USD	944,919	JPY	97,626,831	14,093
06/04/2014	BBH	USD	240,306	NOK	1,431,359	(874)
06/04/2014	BBH	USD	3,721,536	SEK	24,596,790	(46,058)
08/08/2014	BBH	USD	474,288	EUR	348,498	756
08/08/2014	BBH	USD	959,790	JPY	97,626,831	(370)
06/04/2014	BCLY	USD	1,612,404	CHF	1,446,625	3,048
06/04/2014	BCLY	USD	1,925,226	GBP	1,151,950	5,658
06/04/2014	BCLY	USD	4,074,769	JPY	421,076,477	61,566
06/04/2014	BCLY	USD	1,965,793	NOK	11,712,306	(6,604)
06/04/2014	BCLY	USD	731,863	SGD	921,818	3,063
08/08/2014	BCLY	USD	4,145,801	JPY	421,076,477	(7,708)
08/08/2014	BCLY	USD	734,724	SGD	921,818	209
06/04/2014	BNYM	USD	1,755,158	CHF	1,574,271	2,838
06/04/2014	BNYM	USD	1,178,405	EUR	853,762	(14,604)
06/04/2014	BNYM	USD	2,663,086	JPY	275,223,326	40,498
06/04/2014	BNYM	USD	362,798	SEK	2,408,346	(2,921)
06/04/2014	BNYM	USD	924,799	SGD	1,164,830	3,870
08/08/2014	BNYM	USD	1,161,626	EUR	853,762	2,154
08/08/2014	BNYM	USD	2,706,374	JPY	275,223,326	(1,640)
08/08/2014	BNYM	USD	927,161	SGD	1,164,830	1,517
06/04/2014	BOA	USD	1,444,767	AUD	1,550,769	(1,645)
06/04/2014	BOA	USD	492,755	CAD	535,186	811
06/04/2014	BOA	USD	893,537	CHF	801,515	1,519
06/04/2014	BOA	USD	1,008,270	JPY	104,172,472	15,041
06/04/2014	BOA	USD	860,897	NZD	1,013,775	(121)
06/04/2014	BOA	USD	2,200,822	SGD	2,772,012	9,184
08/08/2014	BOA	USD	1,025,481	JPY	104,172,472	(1,735)
08/08/2014	BOA	USD	1,660,382	SGD	2,081,886	(567)
06/04/2014	DB	USD	621,779	CAD	675,233	943
06/04/2014	DB	USD	1,228,109	CHF	1,102,449	3,001
06/04/2014	DB	USD	948,363	GBP	567,379	2,671
06/04/2014	DB	USD	2,107,078	JPY	217,977,240	34,165
06/04/2014	DB	USD	368,107	SEK	2,444,836	(2,777)
06/04/2014	DB	USD	1,067,199	SGD	1,343,924	4,253
08/08/2014	DB	USD	2,144,263	JPY	217,977,240	(2,111)
08/08/2014	DB	USD	1,070,941	SGD	1,343,924	523
06/04/2014	JPM	USD	715,227	AUD	770,687	1,963
06/04/2014	JPM	USD	308,766	CAD	335,416	565
06/04/2014	JPM	USD	1,540,251	JPY	159,149,313	23,111
06/04/2014	JPM	USD	637,685	SGD	803,634	3,018

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
08/08/2014	JPM	USD	1,564,872	JPY	159,149,313	$(846)
08/08/2014	JPM	USD	640,556	SGD	803,634	153
06/04/2014	MSCI	USD	2,768,564	AUD	2,968,405	(6,212)
06/04/2014	MSCI	USD	1,765,127	CAD	1,916,486	2,318
06/04/2014	MSCI	USD	1,595,169	CHF	1,429,932	1,643
06/04/2014	MSCI	USD	5,895,568	GBP	3,524,436	12,048
06/04/2014	MSCI	USD	3,139,746	JPY	324,803,278	50,874
06/04/2014	MSCI	USD	368,895	SEK	2,444,836	(3,565)
06/04/2014	MSCI	USD	1,358,681	SGD	1,710,718	5,201
08/08/2014	MSCI	USD	1,541,978	JPY	156,682,757	(2,192)
08/08/2014	MSCI	USD	813,569	SGD	1,020,592	113
06/04/2014	SSB	USD	288,035	CAD	312,641	293
06/04/2014	SSB	USD	1,075,943	CHF	964,566	1,192
06/04/2014	SSB	USD	334,587	EUR	242,430	(4,120)
06/04/2014	SSB	USD	1,772,796	JPY	183,409,583	28,880
06/04/2014	SSB	USD	338,479	SGD	426,123	1,250
08/08/2014	SSB	USD	330,060	EUR	242,430	401
08/08/2014	SSB	USD	1,805,088	JPY	183,409,583	(2,646)
08/08/2014	SSB	USD	339,659	SGD	426,123	74

						$369,459

Notes to Schedule of Investments:

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.5%

	Capital Goods — 6.5%
1,441,000	3M Co.	205,414,550
1,270,800	Danaher Corp.	99,668,844
285,700	Dover Corp.	24,907,326
1,630,300	Emerson Electric Co.	108,789,919
386,500	Honeywell International, Inc.	36,002,475
823,900	Illinois Tool Works, Inc.	71,308,545
244,100	Precision Castparts Corp.	61,752,418
288,300	Rockwell Automation, Inc.	34,907,364
934,400	United Technologies Corp.	108,595,968
131,600	WW Grainger, Inc.	34,001,492

	Total Capital Goods	785,348,901

	Consumer Durables & Apparel — 1.9%
475,500	Coach, Inc.	19,357,605
189,212	LVMH Moet Hennessy Louis Vuitton SA	37,637,657
753,500	Mattel, Inc.	29,258,405
1,366,340	Nike, Inc. – Class B	105,085,209
659,800	VF Corp.	41,580,596

	Total Consumer Durables & Apparel	232,919,472

	Consumer Services — 1.9%
1,465,744	Compass Group Plc	24,491,679
1,676,100	McDonald’s Corp.	170,006,823
530,000	Starbucks Corp.	38,817,200

	Total Consumer Services	233,315,702

	Energy — 5.3%
3,685,070	Chevron Corp.	452,489,745
1,923,000	Exxon Mobil Corp.	193,319,190

	Total Energy	645,808,935

	Food & Staples Retailing — 3.0%
669,500	Costco Wholesale Corp.	77,675,390
1,553,909	Sysco Corp.	58,318,205
2,951,800	Wal-Mart Stores, Inc.	226,609,686

	Total Food & Staples Retailing	362,603,281

	Food, Beverage & Tobacco — 14.5%
2,272,299	British American Tobacco Plc	137,589,687
8,582,000	Coca-Cola Co. (The)	351,089,620
957,300	General Mills, Inc.	52,584,489
2,263,735	Nestle SA (Registered)	177,730,459
2,484,211	PepsiCo, Inc.	219,430,358
7,154,830	Philip Morris International, Inc.	633,488,648
566,600	Reynolds American, Inc.	33,786,358
1,929,362	Unilever NV	83,692,325
1,466,148	Unilever Plc	65,920,967

	Total Food, Beverage & Tobacco	1,755,312,911

Shares	Description	Value ($)
	Health Care Equipment & Services — 10.3%
3,579,705	Abbott Laboratories	143,223,997
1,135,800	Baxter International, Inc.	84,514,878
513,100	Becton, Dickinson and Co.	60,391,870
965,000	Covidien Plc	70,551,150
4,430,980	Express Scripts Holding Co. *	316,682,141
376,800	Humana, Inc.	46,896,528
2,059,730	Medtronic, Inc.	125,705,322
623,400	St Jude Medical, Inc.	40,458,660
801,400	Stryker Corp.	67,710,286
2,211,544	UnitedHealth Group, Inc.	176,105,249
598,300	WellPoint, Inc.	64,831,788
482,567	Zimmer Holdings, Inc.	50,355,866

	Total Health Care Equipment & Services	1,247,427,735

	Household & Personal Products — 6.0%
296,953	Church & Dwight Co., Inc.	20,558,056
2,163,700	Colgate-Palmolive Co.	147,997,080
410,200	Kimberly-Clark Corp.	46,085,970
5,368,500	Procter & Gamble Co. (The)	433,721,115
863,086	Reckitt Benckiser Group Plc	73,882,448

	Total Household & Personal Products	722,244,669

	Materials — 1.0%
946,900	Monsanto Co.	115,379,765

	Pharmaceuticals, Biotechnology & Life Sciences — 12.7%
369,500	Allergan, Inc.	61,876,470
1,241,713	Amgen, Inc.	144,026,291
3,399,491	AstraZeneca Plc	245,609,600
320,700	Biogen Idec, Inc. *	102,421,959
1,294,400	Bristol-Myers Squibb Co.	64,383,456
1,783,800	Eli Lilly & Co.	106,778,268
3,088,033	GlaxoSmithKline Plc	82,871,843
5,312,600	Johnson & Johnson	539,016,396
2,025,143	Novartis AG (Registered)	182,210,438

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,529,194,721

	Retailing — 1.6%
1,611,600	Bed Bath & Beyond, Inc. *	98,065,860
369,400	Genuine Parts Co.	31,890,302
1,087,178	TJX Cos, Inc. (The)	59,196,842

	Total Retailing	189,153,004

	Semiconductors & Semiconductor Equipment — 0.4%
492,100	Analog Devices, Inc.	25,776,198
476,200	Xilinx, Inc.	22,362,352

	Total Semiconductors & Semiconductor Equipment	48,138,550

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Software & Services — 23.0%
1,344,100	Accenture Plc – Class A	109,476,945
691,000	Adobe Systems, Inc. *	44,597,140
1,055,600	Cognizant Technology Solutions Corp. – Class A *	51,312,716
2,161,800	eBay, Inc. *	109,668,114
573,200	Google, Inc. – Class A *	327,669,780
423,700	Google, Inc. – Class C *	237,687,226
2,489,970	International Business Machines Corp.	459,050,869
504,400	Intuit, Inc.	39,993,876
1,299,600	Mastercard, Inc. – Class A	99,354,420
14,558,600	Microsoft Corp.	596,029,084
13,788,200	Oracle Corp.	579,380,164
579,500	Paychex, Inc.	23,823,245
856,644	SAP AG	65,580,479
849,100	Teradata Corp.*	35,653,709

	Total Software & Services	2,779,277,767

	Technology Hardware & Equipment — 10.3%
205,600	Amphenol Corp. – Class A	19,696,480
720,618	Apple, Inc.	456,151,194
14,014,631	Cisco Systems, Inc.	345,040,215
4,633,900	EMC Corp.	123,076,384
514,300	NetApp, Inc.	19,034,243
3,459,258	Qualcomm, Inc.	278,297,306

	Total Technology Hardware & Equipment	1,241,295,822

	Telecommunication Services — 1.1%
1,034,000	KDDI Corp.	61,784,643
4,270,699	NTT Docomo, Inc.	71,200,879

	Total Telecommunication Services	132,985,522

	TOTAL COMMON STOCKS (COST $10,048,881,686)	12,020,406,757

	SHORT-TERM INVESTMENTS — 1.5%

	Short-Term Investments — 1.5%
182,944,864	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	182,944,864

	TOTAL SHORT-TERM INVESTMENTS (COST $182,944,864)	182,944,864

	TOTAL INVESTMENTS — 101.0% (Cost $10,231,826,550)	12,203,351,621
	Other Assets and Liabilities (net) — (1.0%)	(118,278,364)

	TOTAL NET ASSETS — 100.0%	$12,085,073,257

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

Country Summary*	% of Investments
United States	89.1%
United Kingdom	5.2
Switzerland	3.0
Japan	1.1
Netherlands	0.7
Germany	0.6
France	0.3

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.7%

	Austria — 1.2%
59,000	OMV AG	2,445,259
20,575	Verbund AG	399,779

	Total Austria	2,845,038

	Belgium — 0.1%
39,917	Nyrstar	132,133

	Brazil — 2.1%
624,100	Petroleo Brasileiro SA (Petrobras)	4,384,830
6,400	Tractebel Energia SA	94,844
35,800	Vale SA	453,832

	Total Brazil	4,933,506

	Canada — 0.1%
18,800	Total Energy Services Inc	370,174

	China — 5.3%
3,178,000	Asian Citrus Holdings Ltd	726,201
6,387,000	CNOOC Ltd	10,914,353
1,756,000	Minmetals Resources Ltd	449,401
3,516,000	Sinofert Holdings Ltd	431,651

	Total China	12,521,606

	Czech Republic — 0.8%
63,256	CEZ AS	1,852,562

	Denmark — 0.3%
10,675	FLSmidth & Co A/S	626,329

	France — 5.9%
61,508	Electricite de France	2,159,445
167,435	Total SA	11,755,033

	Total France	13,914,478

	Germany — 0.8%
55,592	K+S AG (Registered)	1,934,794

	Hungary — 0.3%
11,891	MOL Hungarian Oil and Gas Plc	685,879

	Indonesia — 0.0%
338,200	Medco Energi Internasional Tbk PT	94,208

	Israel — 0.2%
55,358	Israel Chemicals Ltd	488,574

	Italy — 5.2%
98,783	CNH Industrial NV	1,082,245
397,849	ENI SPA	10,132,536
40,430	Saipem SPA *	1,054,684

	Total Italy	12,269,465

Shares	Description	Value ($)
	Japan — 8.9%
3,000	Asahi Holdings Inc	50,408
202,300	INPEX Corp	2,930,495
281,000	Itochu Corp	3,336,021
275,000	Marubeni Corp	1,884,126
248,300	Mitsubishi Corp	4,921,279
270,000	Mitsui & Co Ltd	4,108,708
58,000	Nittetsu Mining Co Ltd	230,598
24,800	Shinko Plantech Co Ltd	192,468
219,500	Sumitomo Corp	2,884,834
40,000	Sumitomo Metal Mining Co Ltd	608,321

	Total Japan	21,147,258

	Malaysia — 0.0%
394,700	KNM Group Berhad *	91,630

	Netherlands — 0.5%
18,777	Fugro NV	1,083,912

	Norway — 8.6%
64,567	Acergy SA	1,291,931
27,166	Aker Solutions ASA	477,969
146,152	Austevoll Seafood ASA	918,669
197,197	BW Offshore Ltd	271,645
15,245	Cermaq ASA	187,349
12,916	Fred Olsen Energy ASA	353,912
48,667	Petroleum Geo–Services ASA	525,448
243,713	Polarcus Ltd *	151,845
20,464	ProSafe SE	171,568
51,077	Salmar ASA *	811,214
359,688	Statoil ASA	11,023,640
29,197	TGS Nopec Geophysical Co ASA	952,924
72,178	Yara International ASA	3,295,840

	Total Norway	20,433,954

	Poland — 0.3%
15,948	KGHM Polska Miedz SA	609,510

	Russia — 10.3%
1,324,909	Gazprom OAO Sponsored ADR *	10,823,938
166,833	Lukoil OAO Sponsored ADR	9,449,596
38,304	Phosagro OAO GDR	446,811
237,651	Rosneft OJSC GDR (Registered) *	1,552,485
59,249	Tatneft Sponsored ADR *	2,122,463

	Total Russia	24,395,293

	Singapore — 0.6%
1,746,000	Golden Agri-Resources Ltd	801,949
410,000	Indofood Agri Resources Ltd	327,157
562,000	Swiber Holdings Ltd	257,951

	Total Singapore	1,387,057

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	South Africa — 3.0%
120,217	Sasol Ltd	6,765,843
24,576	Tongaat Hulett Ltd	321,529

	Total South Africa	7,087,372

	Spain — 6.4%
48,005	Endesa SA	1,831,074
811,362	Iberdrola SA	5,840,898
264,529	Repsol YPF SA	7,454,195

	Total Spain	15,126,167

	Taiwan — 0.1%
539,000	Sinon Corp	328,244

	Thailand — 1.8%
452,664	PTT Exploration & Production Pcl (Foreign Registered)	2,118,410
249,894	PTT Pcl (Foreign Registered)	2,239,848

	Total Thailand	4,358,258

	Turkey — 0.2%
237,660	Gubre Fabrikalari TAS	455,748

	United Kingdom — 13.0%
16,945	Anglo American Plc	414,572
238,509	BG Group Plc	4,890,722
1,363,875	BP Plc	11,496,865
112,756	Cairn Energy Plc *	373,328
161,473	Enquest Plc *	381,184
379,037	Glencore Plc	2,058,422
44,148	Premier Oil Plc	260,825
169,084	Royal Dutch Shell Plc A Shares (London)	6,648,917
101,544	Royal Dutch Shell Plc B Shares (London)	4,150,878

	Total United Kingdom	30,675,713

	United States — 18.7%
8,300	AGCO Corp.	447,868
19,900	Apache Corp.	1,855,078
91,600	Chevron Corp.	11,247,564
26,700	Chiquita Brands International, Inc. *	273,942
93,100	ConocoPhillips	7,442,414
109,800	Exxon Mobil Corp.	11,038,194
8,700	Hess Corp.	794,310
55,600	Marathon Oil Corp.	2,038,296
46,600	Monsanto Co.	5,678,210
11,700	Murphy Oil Corp.	721,539
26,300	Occidental Petroleum Corp.	2,621,847
1,400	Stone Energy Corp. *	62,146
8,100	WPX Energy, Inc. *	171,558

	Total United States	44,392,966

	TOTAL COMMON STOCKS (COST $208,137,938)	224,241,828

Shares/ Par Value		Description	Value ($)
		PREFERRED STOCKS — 3.7%

		Brazil — 3.7%
	31,300	AES Tiete SA	239,050
	42,000	Companhia Energetica de Sao Paulo – Class B	503,932
	987,900	Petroleo Brasileiro SA (Petrobras)	7,359,751
	63,887	Vale SA	731,180

		Total Brazil	8,833,913

		TOTAL PREFERRED STOCKS (COST $8,586,805)	8,833,913

		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	63,120	GMO U.S. Treasury Fund	1,578,000

		TOTAL MUTUAL FUNDS (COST $1,578,000)	1,578,000

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.4%
EUR	200	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	272
JPY	426,600	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	4,190
SGD	2,340	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	1,866
GBP	46,100	HSBC Bank (London) Time Deposit, 0.08%, due 06/02/14	77,272
NOK	1,841,912	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	308,122
USD	547,849	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 06/02/14	547,849

		Total Time Deposits	939,571

		U.S. Government — 0.1%
	120,000	U. S. Treasury Bill, 0.03%, due 08/21/14 (a)	119,992
	30,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (a)	29,996

		Total U.S. Government	149,988

		TOTAL SHORT-TERM INVESTMENTS (COST $1,089,560)	1,089,559

		TOTAL INVESTMENTS — 99.6% (Cost $219,392,303)	235,743,300
		Other Assets and Liabilities (net) — 0.4%	994,317

		TOTAL NET ASSETS — 100.0%	$236,737,617

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

OJSC - Open Joint-Stock Company

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 35.4%
	Affiliated Issuers
11,130,121	GMO U.S. Treasury Fund	278,253,028

	TOTAL MUTUAL FUNDS (COST $278,323,000)	278,253,028

	SHORT-TERM INVESTMENTS — 13.6%
106,867,147	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	106,867,147

Description	Value ($)
TOTAL SHORT-TERM INVESTMENTS (COST $106,867,147)	106,867,147

TOTAL INVESTMENTS — 49.0% (Cost $385,190,147)	385,120,175
Other Assets and Liabilities (net) — 51.0%	400,105,619	(b)

TOTAL NET ASSETS — 100.0%	$785,225,794

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	7,015	06/20/2014	Euro STOXX 50, Strike 3,175	$6,459,984	$(2,014,566)
Put	135	06/20/2014	Euro STOXX 50, Strike 3,200	119,043	(55,783)
Put	811	06/20/2014	FTSE 100, Strike 6,850	1,193,846	(875,634)
Put	3	06/20/2014	FTSE 100, Strike 6,875	4,454	(4,041)
Put	68	06/27/2014	Hang Seng, Strike 23,000	152,131	(167,569)
Put	585	06/13/2014	Nikkei 225, Strike 14,125	1,806,786	(226,512)
Put	47	06/13/2014	Nikkei 225, Strike 14,375	173,269	(37,661)
Put	35	06/13/2014	Nikkei 225, Strike 14,625	78,940	(54,126)
Put	1,260	06/21/2014	S&P 500, Strike 1,870	3,687,491	(560,700)
Put	34	06/21/2014	S&P 500, Strike 1,875	116,164	(17,782)
Put	2	06/21/2014	S&P 500, Strike 1,885	6,193	(1,346)
Put	622	06/19/2014	S&P ASX 200, Strike 5,500	394,531	(256,865)
Put	24	06/19/2014	S&P ASX 200, Strike 5,525	11,902	(12,965)
Put	97	06/20/2014	S&P TSX 60, Strike 830	10,477	(4,607)
Put	61	06/20/2014	S&P TSX 60, Strike 835	6,503	(3,966)
Put	28	06/20/2014	S&P TSX 60, Strike 840	3,107	(2,466)

				$14,224,821	$(4,296,589)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(b)	Amount primarily comprised of cash collateral related to the Fund’s use of options (See “Derivative financial instruments”).

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.3%

	Australia — 1.2%
127,122	BlueScope Steel Ltd *	693,081
22,927	CSL Ltd	1,508,085
18,760	JB Hi–Fi Ltd	317,402
13,734	Macquarie Group Ltd	769,748
74,672	Tatts Group Ltd	211,510
164,205	Telstra Corp Ltd	817,086
42,057	Westpac Banking Corp	1,348,170

	Total Australia	5,665,082

	Austria — 0.4%
88,088	Immofinanz AG (Entitlement Shares) *	—
21,489	OMV AG	890,613
20,331	Voestalpine AG	941,784

	Total Austria	1,832,397

	Belgium — 1.0%
26,968	Ageas	1,134,418
27,691	Belgacom SA	917,182
23,599	Delhaize Group	1,679,919
22,598	KBC Groep NV *	1,346,205

	Total Belgium	5,077,724

	Brazil — 0.6%
114,100	Banco do Brasil SA	1,159,692
208,400	Electrobras (Centro)	613,023
34,900	Light SA	308,605
143,000	Petroleo Brasileiro SA (Petrobras)	1,004,696

	Total Brazil	3,086,016

	Canada — 0.5%
3,300	Canadian Pacific Railway Ltd	552,323
10,500	Magna International Inc – Class A	1,074,306
6,300	Valeant Pharmaceuticals International Inc *	827,024

	Total Canada	2,453,653

	Chile — 0.0%
1,882	Banco de Credito e Inversiones	108,226

	China — 2.5%
229,500	BYD Electronic International Co Ltd *	151,252
905,000	China Coal Energy Co Ltd – Class H	515,834
552,000	China Communications Construction Co Ltd – Class H	369,011
321,000	China Mobile Ltd	3,144,027
2,744,000	China Petroleum & Chemical Corp – Class H	2,481,441
455,000	China Railway Construction Corp Ltd – Class H	385,088
539,000	China Shanshui Cement Group Ltd	196,683
279,000	China Shenhua Energy Co Ltd – Class H	764,588
1,564,000	CNOOC Ltd	2,672,624

Shares	Description	Value ($)
	China — continued
165,000	Digital China Holdings Ltd	150,465
325,000	Dongyue Group	134,806
1,552,000	GOME Electrical Appliances Holdings Ltd	260,668
84,000	Harbin Power Equipment Co Ltd	50,030
454,000	Huabao International Holdings Ltd	211,632
85,000	Kingboard Chemical Holdings Ltd	159,915
886,000	Lonking Holdings Ltd	157,873
300,000	Yanzhou Coal Mining Co Ltd – Class H	236,672

	Total China	12,042,609

	Czech Republic — 0.2%
28,615	CEZ AS	838,040

	Denmark — 0.6%
828	AP Moller – Maersk A/S – Class A	2,166,735
6,665	Coloplast A/S – Class B	575,793

	Total Denmark	2,742,528

	Finland — 1.4%
53,579	Fortum Oyj	1,307,452
620,689	Nokia Oyj *	5,035,764
29,668	UPM–Kymmene Oyj	522,833

	Total Finland	6,866,049

	France — 18.1%
122,004	Air France – KLM *	1,861,286
23,647	Alstom SA	932,057
105,124	ArcelorMittal	1,600,000
50,980	AXA	1,260,008
31,343	BNP Paribas	2,194,335
37,643	Bouygues SA	1,750,632
43,660	Carrefour SA	1,587,059
23,625	Cie Generale des Etablissements Michelin – Class B (Registered)	2,909,301
43,637	Compagnie de Saint-Gobain	2,489,401
65,064	Credit Agricole SA	1,015,478
27,069	Electricite de France	950,348
260,402	GDF Suez	7,267,722
16,002	GDF Suez VVPR Strip *	22
17,712	Lafarge SA	1,530,418
401,626	Orange	6,718,458
126,356	Peugeot SA *	1,790,728
46,754	Renault SA	4,396,580
101,366	Sanofi	10,837,346
22,513	Schneider Electric SA	2,120,833
58,108	Societe Generale	3,349,385
320,869	Total SA	22,527,104
49,397	Veolia Environnement SA	943,826
43,871	Vinci SA	3,249,067
210,406	Vivendi SA *	5,517,127

	Total France	88,798,521

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — 13.1%
28,793	Allianz SE (Registered)	4,891,303
6,534	Aurubis AG	356,096
83,954	BASF SE	9,675,323
43,726	Bayerische Motoren Werke AG	5,489,829
16,170	Celesio AG	576,014
2,860	Continental AG	676,311
125,429	Daimler AG (Registered)	11,915,981
39,507	Deutsche Lufthansa AG (Registered)	1,044,031
43,495	Deutsche Bank AG (Registered)	1,761,601
29,285	Deutsche Post AG (Registered)	1,087,688
257,083	Deutsche Telekom AG	4,341,110
13,366	Duerr AG	1,145,278
400,016	E.ON AG (Registered)	7,792,913
22,960	Freenet AG	713,683
6,046	Hannover Rueck SE	537,965
7,061	HeidelbergCement AG	608,719
20,984	K+S AG	730,316
5,987	Leoni AG	479,816
2,487	Merck KGaA	427,706
20,478	Metro AG *	856,923
11,070	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,456,014
115,567	RWE AG	4,642,037
6,328	Salzgitter AG	270,833
5,506	Volkswagen AG	1,451,593

	Total Germany	63,929,083

	Greece — 0.4%
62,802	OPAP SA	1,068,039
47,143	Public Power Corp SA	707,648

	Total Greece	1,775,687

	Hong Kong — 0.6%
139,000	Galaxy Entertainment Group Ltd	1,115,589
136,800	Sands China Ltd	1,000,529
32,663	Sun Hung Kai Properties Ltd	447,481
17,000	Swire Pacific Ltd	202,295

	Total Hong Kong	2,765,894

	Hungary — 0.0%
67,980	Magyar Telekom Telecommunications Plc *	100,448

	Ireland — 0.4%
45,381	CRH Plc	1,246,414
2,804	Paddy Power Plc	200,011
16,028	Smurfit Kappa Group Plc	386,925

	Total Ireland	1,833,350

Shares	Description	Value ($)
	Israel — 0.5%
22,900	Check Point Software Technologies Ltd *	1,476,592
20,781	Teva Pharmaceutical Industries Ltd	1,048,866

	Total Israel	2,525,458

	Italy — 6.5%
747,890	A2A SPA	896,823
38,175	Azimut Holding SPA	1,046,163
3,603	Danieli & Co SPA - RSP	86,147
1,277,670	Enel SPA	7,236,770
359,822	ENI SPA	9,164,053
22,211	Exor SPA	954,529
159,688	Fiat SPA *	1,672,769
214,893	Finmeccanica SPA *	1,766,884
333,477	Intesa Sanpaolo SPA	1,118,261
338,239	Mediaset SPA *	1,671,280
105,112	Mediolanum SPA	902,795
16,524	Recordati SPA	278,361
8,887	Saipem SPA *	231,832
2,168,945	Telecom Italia SPA *	2,696,015
1,340,255	Telecom Italia SPA-Di RISP	1,281,134
119,443	Unipol Gruppo Finanziario SPA	719,785

	Total Italy	31,723,601

	Japan — 10.0%
6,000	ABC-Mart Inc	307,318
39,525	Accordia Golf Co Ltd	507,460
7,400	Alfresa Holdings Corp	448,727
2,400	Central Japan Railway Co	319,151
52,000	Cosmo Oil Co Ltd	100,037
99,000	Daikyo Inc	212,261
20,500	Daito Trust Construction Co Ltd	2,226,374
83,000	Fuji Electric Co Ltd	366,643
76,700	Fuji Heavy Industries Ltd	2,045,416
13,700	Hakuhodo DY Holdings Inc	124,449
54,000	Hanwa Co Ltd	216,437
124,400	Haseko Corp	905,501
24,300	Honda Motor Co Ltd	853,052
19,600	Idemitsu Kosan Co Ltd	407,964
64,900	INPEX Corp	940,134
209,000	Itochu Corp	2,481,239
10,100	Izumi Co Ltd	316,916
161,900	Japan Tobacco Inc	5,499,490
16,300	JFE Holdings Inc	311,009
156,900	JX Holdings Inc	820,151
14,760	K’s Holdings Corp	426,383
33,000	Kamigumi Co Ltd	298,369
58,500	Kansai Electric Power Co Inc (The) *	541,511
16,900	Kao Corp	670,703
33,000	KDDI Corp	1,971,851
83,800	Leopalace21 Corp *	383,122

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
231,000	Marubeni Corp	1,582,666
220,000	Mazda Motor Corp	958,693
29,300	Medipal Holdings Corp	412,839
18,700	Misawa Homes Co Ltd	214,564
89,500	Mitsubishi Chemical Holdings Corp	371,951
79,200	Mitsubishi Corp	1,569,735
87,200	Mitsui & Co Ltd	1,326,961
120,000	Mitsui OSK Lines Ltd	432,637
13,500	Nagase & Co	163,789
227,900	Nippon Light Metal Co Ltd	330,724
33,600	Nippon Telegraph & Telephone Corp	1,989,181
72,000	Nippon Yusen Kabushiki Kaisha	213,157
50,396	Nipro Corp	445,383
426,800	Nissan Motor Co Ltd	3,851,893
9,200	Nitori Holdings Co Ltd	452,643
94,000	NTT Docomo Inc	1,567,164
131,900	Resona Holdings Inc	692,969
35,200	Round One Corp	236,151
3,900	Ryohin Keikaku Co Ltd	424,785
2,200	Shimamura Co Ltd	213,319
13,600	SoftBank Corp	988,637
309,200	Sojitz Corp	494,854
115,000	Sumitomo Corp	1,511,416
14,000	Sumitomo Metal Mining Co Ltd	212,913
129,000	Sumitomo Mitsui Trust Holdings Inc	523,675
6,200	Suzuken Co Ltd	220,083
15,600	Takeda Pharmaceutical Co Ltd	708,294
28,000	TonenGeneral Sekiyu KK	269,208
189,000	Tosoh Corp	905,102
52,200	Toyota Tsusho Corp	1,390,191
30,660	USS Co Ltd	503,292

	Total Japan	48,880,537

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.8%
228,349	Aegon NV	1,984,083
7,463	Corbion NV	166,453
23,117	Delta Lloyd NV	561,623
131,658	ING Groep NV *	1,846,489
104,400	Koninklijke Ahold NV	1,898,507
77,849	Koninklijke BAM Groep NV	407,334
525,437	Koninklijke KPN NV *	1,945,649

	Total Netherlands	8,810,138

	New Zealand — 0.2%
38,722	Fletcher Building Ltd	294,699
301,434	Telecom Corp of New Zealand	688,985

	Total New Zealand	983,684

Shares	Description	Value ($)
	Norway — 1.2%
14,242	DNB ASA	267,864
126,249	Statoil ASA	3,869,252
26,815	Telenor ASA	636,003
28,844	Yara International ASA	1,317,094

	Total Norway	6,090,213

	Poland — 0.3%
7,675	Grupa Lotos SA *	94,199
75,028	Orange Polska SA	258,459
54,527	PGE SA	376,578
30,519	Polski Koncern Naftowy Orlen SA	425,006
190,264	Tauron Polska Energia SA *	335,263

	Total Poland	1,489,505

	Portugal — 0.3%
292,801	EDP-Energias de Portugal SA	1,385,787
69,134	Portugal Telecom SGPS SA	248,966

	Total Portugal	1,634,753

	Russia — 1.8%
392,319	Gazprom OAO Sponsored ADR *	3,205,078
45,196	Lukoil OAO Sponsored ADR	2,559,949
166,934	RusHydro JSC ADR *	320,679
27,493	Severstal OAO GDR (Registered Shares)	235,481
127,688	Surgutneftegas Sponsored ADR *	938,330
46,927	Tatneft Sponsored ADR *	1,681,054

	Total Russia	8,940,571

	Singapore — 0.5%
205,600	Ezion Holdings Ltd	361,117
2,459,000	Golden Agri-Resources Ltd	1,129,435
145,670	Singapore Telecommunications Ltd	453,219
44,000	United Overseas Land	231,676
421,000	Yangzijiang Shipbuilding Holdings Ltd	339,408

	Total Singapore	2,514,855

	South Africa — 0.1%
19,182	Lewis Group Ltd	120,438
73,013	Sibanye Gold Ltd	179,859
50,368	Telkom South Africa Ltd *	184,303

	Total South Africa	484,600

	South Korea — 0.8%
4,272	Daelim Industrial Co Ltd	338,390
2,358	Kolon Industries Inc	160,703
18,670	KT Corp	555,414
5,960	LG International Corp	159,495
1,091	Lotte Shopping Co Ltd	318,969
1,130	Shinsegae Co Ltd	231,535
20,080	SK Networks Co Ltd *	187,010

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
9,252	SK Holdings Co Ltd	1,671,216
16,736	Sungwoo Hitech Co Ltd	239,970

	Total South Korea	3,862,702

	Spain — 6.3%
29,276	ACS Actividades de Construccion y Servicios SA	1,301,138
10,636	Amadeus IT Holding SA – Class A	467,553
93,131	Banco Bilbao Vizcaya Argentaria SA	1,195,155
263,821	Banco Santander SA	2,701,437
64,859	Distribuidora Internacional de Alimentacion SA	599,707
22,039	Enagas	648,585
28,070	Ferrovial SA	607,764
92,321	Gas Natural SDG SA	2,660,862
13,135	Grifols SA	711,980
740,019	Iberdrola SA	5,327,309
115,182	Repsol YPF SA	3,245,728
674,634	Telefonica SA	11,326,944

	Total Spain	30,794,162

	Sweden — 1.2%
97,898	Ericsson LM – B Shares	1,220,276
21,716	Investor AB	853,729
39,276	Swedbank AB – Class A	1,045,844
293,713	TeliaSonera AB	2,176,736
49,426	Volvo AB – B Shares	719,526

	Total Sweden	6,016,111

	Switzerland — 1.8%
54,934	ABB Ltd (Registered)	1,305,279
22,065	Holcim Ltd (Registered)	1,936,994
26,400	Novartis AG (Registered)	2,375,318
3,166	Swiss Life Holding AG (Registered)	761,443
850	Swisscom AG (Registered)	506,862
6,659	Zurich Insurance Group AG	2,000,229

	Total Switzerland	8,886,125

	Taiwan — 0.6%
436,000	Acer Inc *	283,814
839,000	Compal Electronics Inc	690,532
115,000	Coretronic Corp	133,692
198,000	HTC Corp	1,058,332
90,000	Tripod Technology Corp	176,817
279,000	Unimicron Technology Corp	256,508
413,000	Wistron Corp	351,646

	Total Taiwan	2,951,341

	Thailand — 0.2%
898,500	Banpu Pcl (Foreign Registered)	794,322

Shares	Description	Value ($)
	United Kingdom — 18.2%
17,373	Admiral Group Plc	425,019
30,154	Amlin Plc	237,907
14,027	Associated British Foods Plc	710,227
180,760	AstraZeneca Plc	13,059,738
57,155	Aviva Plc	502,902
299,128	BAE Systems Plc	2,124,987
55,298	Balfour Beatty Plc	218,785
613,512	Barclays Plc	2,537,994
73,556	BG Group Plc	1,508,295
1,782,418	BP Plc	15,024,998
88,176	BT Group Plc	587,268
25,821	Bunzl Plc	723,757
149,732	Centrica Plc	843,461
153,565	Cobham Plc	821,483
50,056	Drax Group Plc	528,073
24,214	easyJet Plc	621,825
208,757	Glencore Plc	1,133,689
32,951	Halfords Group Plc	269,470
110,495	Home Retail Group Plc	349,322
67,120	HSBC Holdings Plc	708,009
78,422	Imperial Tobacco Group Plc	3,541,360
40,924	Inchcape Plc	428,178
356,504	Legal & General Group Plc	1,377,919
1,689,868	Lloyds Banking Group Plc *	2,202,715
24,682	Next Plc	2,754,900
77,418	Prudential Plc	1,800,890
17,745	Rio Tinto Plc	910,046
31,863	Rolls-Royce Holdings Plc	556,101
336,395	Royal Dutch Shell Plc A Shares (London)	13,228,113
203,954	Royal Dutch Shell Plc B Shares (London)	8,337,156
6,884	Scottish & Southern Energy Plc	179,677
21,691	Standard Life Plc	145,635
569,844	Tesco Plc	2,901,207
437,692	Thomas Cook Group Plc *	1,204,784
134,373	TUI Travel Plc	924,937
1,071,532	Vodafone Group Plc	3,756,847
5,696	Whitbread Plc	399,917
106,984	William Hill Plc	638,306
32,257	WPP Plc	697,594

	Total United Kingdom	88,923,491

	TOTAL COMMON STOCKS (COST $342,335,315)	456,221,476

	PREFERRED STOCKS — 4.8%

	Brazil — 1.5%
32,300	AES Tiete SA	246,687
183,500	Centrais Eletricas Brasileiras SA – Class B	792,876
31,800	Companhia Energetica de Sao Paulo – Class B	381,549
24,500	Companhia Paranaense de Energia – Class B	352,468

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Brazil — continued
150,200	Companhia Energetica de Minas Gerais	1,044,555
55,500	Eletropaulo Metropolitana SA	221,722
62,500	Metalurgica Gerdau SA	455,017
374,200	Petroleo Brasileiro SA (Petrobras)	2,787,751
43,100	Telefonica Brasil SA	860,923

	Total Brazil	7,143,548

	Germany — 2.1%
28,937	Porsche Automobil Holding SE	3,092,905
27,462	Volkswagen AG	7,312,728

	Total Germany	10,405,633

	Russia — 0.2%
61,000	Surgutneftegaz Sponsored ADR *	436,760
209	Transneft *	479,056

	Total Russia	915,816

	South Korea — 1.0%
4,487	Samsung Electronics Co Ltd	4,880,299

	United Kingdom — 0.0%
4,269,642	Rolls-Royce Holdings Plc C Shares *	7,157

	TOTAL PREFERRED STOCKS (COST $20,691,010)	23,352,453

	RIGHTS/WARRANTS — 0.1%

	France — 0.1%
126,356	Peugeot SA Warrants, Expires 04/29/17 *	247,512

	Hong Kong — 0.0%
5,333	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	6,803

	South Korea — 0.0%
3,554	Dongkuk Steel Mill Co Ltd Rights, Expires 06/25/14 *	5,818

	TOTAL RIGHTS/WARRANTS (COST $120,996)	260,133

	MUTUAL FUNDS — 0.9%

	United States — 0.9%
	Affiliated Issuers
187,400	GMO U.S. Treasury Fund	4,685,000

	TOTAL MUTUAL FUNDS (COST $4,685,000)	4,685,000

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.3%
USD	991,252	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	991,252
CAD	2,232	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.28%, due 06/02/14	2,058
EUR	188,985	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	257,615
GBP	71,405	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	119,690
HKD	80,391	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	10,369
JPY	1,009,365	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	9,918
NZD	9,603	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.25%, due 06/02/14	8,154
SGD	27,700	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	22,084
NOK	731,565	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	122,378

		Total Time Deposits	1,543,518

		U.S. Government — 0.2%
	940,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (a)	939,858

		Total U.S. Government	939,858

		TOTAL SHORT-TERM INVESTMENTS (COST $2,483,386)	2,483,376

		TOTAL INVESTMENTS — 99.6% (Cost $370,315,707)	487,002,438
		Other Assets and Liabilities (net) — 0.4%	2,090,461

		TOTAL NET ASSETS — 100.0%	$489,092,899

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	BCLY	AUD	2,695,545	USD	2,480,087	$(28,346)
08/08/2014	BCLY	AUD	1,469,230	USD	1,359,160	(1,703)
06/04/2014	BNYM	AUD	1,921,491	USD	1,767,676	(20,435)
08/08/2014	BNYM	AUD	916,665	USD	846,549	(2,505)
06/04/2014	BOA	AUD	2,092,946	USD	1,925,217	(22,447)
08/08/2014	BOA	AUD	2,092,946	USD	1,936,685	(1,891)
06/04/2014	MSCI	AUD	2,130,578	USD	1,960,211	(22,473)
08/08/2014	MSCI	AUD	420,053	USD	388,432	(639)
06/04/2014	BBH	CAD	571,199	USD	516,576	(10,202)
08/08/2014	BBH	CAD	571,199	USD	525,084	(831)
06/04/2014	BOA	CAD	611,753	USD	553,302	(10,876)
08/08/2014	BOA	CAD	611,753	USD	562,376	(877)
06/04/2014	MSCI	CAD	2,645,060	USD	2,390,360	(48,999)
08/08/2014	MSCI	CAD	945,866	USD	869,803	(1,074)
06/04/2014	BBH	CHF	1,082,655	USD	1,227,667	18,661
08/08/2014	BBH	CHF	1,082,655	USD	1,206,954	(2,897)
06/04/2014	BCLY	CHF	1,320,519	USD	1,498,063	23,434
08/08/2014	BCLY	CHF	1,320,519	USD	1,472,783	(2,878)
06/04/2014	BOA	CHF	1,082,655	USD	1,227,552	18,546
08/08/2014	BOA	CHF	1,082,655	USD	1,207,731	(2,120)
06/04/2014	DB	CHF	2,313,437	USD	2,605,911	22,486
08/08/2014	DB	CHF	2,313,437	USD	2,578,766	(6,467)
06/04/2014	MSCI	CHF	518,778	USD	588,168	8,846
08/08/2014	MSCI	CHF	428,566	USD	478,396	(520)
06/04/2014	BOA	EUR	362,581	USD	503,383	9,133
06/04/2014	DB	EUR	1,000,525	USD	1,370,898	7,038
06/04/2014	BBH	GBP	510,274	USD	847,879	(7,436)
08/08/2014	BBH	GBP	493,421	USD	824,376	(2,265)
06/04/2014	BCLY	GBP	796,386	USD	1,324,404	(10,488)
08/08/2014	BCLY	GBP	770,084	USD	1,286,371	(3,770)
06/04/2014	BOA	GBP	2,983,634	USD	4,956,091	(45,039)
08/08/2014	BOA	GBP	2,885,096	USD	4,819,458	(14,017)
06/04/2014	DB	GBP	1,869,541	USD	3,108,112	(25,589)
08/08/2014	DB	GBP	1,807,797	USD	3,020,160	(8,488)
06/04/2014	MSCI	GBP	2,496,245	USD	4,161,796	(22,379)
08/08/2014	MSCI	GBP	2,413,803	USD	4,032,223	(11,682)
06/04/2014	SSB	GBP	285,876	USD	477,778	(1,404)
06/04/2014	BBH	JPY	397,703,570	USD	3,908,289	1,551
06/04/2014	BCLY	JPY	452,531,013	USD	4,453,652	8,331
06/04/2014	BOA	JPY	511,310,847	USD	5,031,550	8,821
06/04/2014	DB	JPY	246,039,880	USD	2,419,295	2,386
06/04/2014	MSCI	JPY	332,962,031	USD	3,271,188	422
06/04/2014	SSB	JPY	253,006,143	USD	2,489,015	3,675
06/04/2014	BBH	USD	525,905	CAD	571,199	873
06/04/2014	BBH	USD	1,206,191	CHF	1,082,655	2,815
06/04/2014	BBH	USD	852,961	GBP	510,274	2,354
06/04/2014	BBH	USD	3,849,327	JPY	397,703,570	57,411
08/08/2014	BBH	USD	3,909,907	JPY	397,703,570	(1,509)
06/04/2014	BCLY	USD	2,510,424	AUD	2,695,545	(1,991)
06/04/2014	BCLY	USD	1,471,847	CHF	1,320,519	2,783
06/04/2014	BCLY	USD	1,330,980	GBP	796,386	3,912
06/04/2014	BCLY	USD	4,379,156	JPY	452,531,013	66,165
08/08/2014	BCLY	USD	4,455,493	JPY	452,531,013	(8,284)
06/04/2014	BNYM	USD	1,791,703	AUD	1,921,491	(3,593)
06/04/2014	BOA	USD	1,945,431	AUD	2,092,946	2,233
06/04/2014	BOA	USD	563,251	CAD	611,753	927
06/04/2014	BOA	USD	1,206,954	CHF	1,082,655	2,051
06/04/2014	BOA	USD	499,965	EUR	362,581	(5,714)
06/04/2014	BOA	USD	4,986,530	GBP	2,983,634	14,600
06/04/2014	BOA	USD	4,948,904	JPY	511,310,847	73,825
08/08/2014	BOA	USD	4,329,040	JPY	439,761,191	(7,325)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/04/2014	DB	USD	2,577,129	CHF	2,313,437	$6,297
06/04/2014	DB	USD	1,377,504	EUR	1,000,525	(13,644)
06/04/2014	DB	USD	3,124,900	GBP	1,869,541	8,801
06/04/2014	DB	USD	2,378,346	JPY	246,039,880	38,563
08/08/2014	DB	USD	855,530	EUR	629,080	1,982
08/08/2014	DB	USD	2,420,318	JPY	246,039,880	(2,383)
06/04/2014	MSCI	USD	1,993,882	AUD	2,130,578	(11,198)
06/04/2014	MSCI	USD	2,429,621	CAD	2,645,060	9,738
06/04/2014	MSCI	USD	578,901	CHF	518,778	421
06/04/2014	MSCI	USD	4,172,010	GBP	2,496,245	12,164
06/04/2014	MSCI	USD	3,218,614	JPY	332,962,031	52,152
08/08/2014	MSCI	USD	2,141,030	JPY	217,553,390	(3,043)
06/04/2014	SSB	USD	481,870	GBP	285,876	(2,688)
06/04/2014	SSB	USD	2,445,501	JPY	253,006,143	39,839
08/08/2014	SSB	USD	2,490,046	JPY	253,006,143	(3,650)

						$127,477

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank plc

BNYM - Bank of New York Mellon

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD- Singapore Dollar

USD - United States Dollar

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%

	Automobiles & Components — 0.0%
126,700	Gentex Corp.	3,664,164

	Banks — 4.8%
3,797,500	JPMorgan Chase & Co.	211,027,075
3,243,500	Wells Fargo & Co.	164,704,930

	Total Banks	375,732,005

	Capital Goods — 5.9%
964,000	3M Co.	137,418,200
146,600	Ametek, Inc.	7,781,528
29,200	Applied Industrial Technologies, Inc.	1,390,504
37,900	Clarcor, Inc.	2,218,287
819,000	Danaher Corp.	64,234,170
82,200	Donaldson Co., Inc.	3,348,006
105,600	Dover Corp.	9,206,208
1,110,000	Emerson Electric Co.	74,070,300
155,623	Fastenal Co.	7,586,621
43,500	Hubbell, Inc. – Class B	5,089,500
554,000	Illinois Tool Works, Inc.	47,948,700
33,400	MSC Industrial Direct Co., Inc. – Class A	3,071,798
74,500	Pall Corp.	6,313,130
135,200	Precision Castparts Corp.	34,202,896
133,100	Rockwell Automation, Inc.	16,115,748
58,900	Roper Industries, Inc.	8,344,952
116,293	United Technologies Corp.	13,515,573
51,300	Wabtec Corp.	4,039,362
64,700	WW Grainger, Inc.	16,716,539

	Total Capital Goods	462,612,022

	Commercial & Professional Services — 0.1%
57,900	Equifax, Inc.	4,098,741
2	RR Donnelley & Sons Co.	32

	Total Commercial & Professional Services	4,098,773

	Consumer Durables & Apparel — 2.0%
436,600	Coach, Inc.	17,773,986
112,900	Hasbro, Inc.	6,062,730
503,800	Mattel, Inc.	19,562,554
860,180	Nike, Inc. – Class B	66,156,444
36,800	Polaris Industries, Inc.	4,744,256
49,300	Ralph Lauren Corp.	7,566,564
75,500	Steven Madden Ltd. *	2,405,430
72,900	Taylor Morrison Home Corp. – Class A *	1,552,770
55,000	Tupperware Brands Corp.	4,604,600
418,500	VF Corp.	26,373,870

	Total Consumer Durables & Apparel	156,803,204

	Consumer Services — 1.0%
159,057	Apollo Education Group, Inc. *	4,262,727

Shares	Description	Value ($)
	Consumer Services — continued
20,400	Capella Education Co.	1,167,696
39,900	Grand Canyon Education, Inc. *	1,757,595
666,800	McDonald’s Corp.	67,633,524
84,500	Texas Roadhouse, Inc.	2,136,160

	Total Consumer Services	76,957,702

	Energy — 10.9%
523,000	Apache Corp.	48,754,060
2,536,744	Chevron Corp.	311,486,796
1,409,100	ConocoPhillips	112,643,454
313,600	Denbury Resources, Inc.	5,296,704
272,500	Devon Energy Corp.	20,137,750
26,800	Energen Corp.	2,288,184
1,612,700	Exxon Mobil Corp.	162,124,731
321,600	Hess Corp.	29,362,080
1,105,900	Marathon Oil Corp.	40,542,294
257,100	Murphy Oil Corp.	15,855,357
85,600	Newfield Exploration Co. *	3,122,688
786,600	Occidental Petroleum Corp.	78,416,154
84,100	Oceaneering International, Inc.	6,059,405
44,600	Stone Energy Corp. *	1,979,794
68,500	Whiting Petroleum Corp. *	4,921,725
224,900	WPX Energy, Inc. *	4,763,382

	Total Energy	847,754,558

	Food & Staples Retailing — 2.6%
339,200	Costco Wholesale Corp.	39,353,984
625,800	Sysco Corp.	23,486,274
203,800	Walgreen Co.	14,655,258
1,658,478	Wal–Mart Stores, Inc.	127,321,356

	Total Food & Staples Retailing	204,816,872

	Food, Beverage & Tobacco — 10.2%
48,950	Brown-Forman Corp. – Class B	4,536,196
5,538,200	Coca-Cola Co. (The)	226,567,762
418,100	General Mills, Inc.	22,966,233
111,800	Hormel Foods Corp.	5,501,678
14,400	Lancaster Colony Corp.	1,285,776
212,980	Lorillard, Inc.	13,240,966
90,400	McCormick & Co., Inc. (Non Voting)	6,536,824
1,143,675	PepsiCo, Inc.	101,020,813
4,496,503	Philip Morris International, Inc.	398,120,376
289,800	Reynolds American, Inc.	17,280,774

	Total Food, Beverage & Tobacco	797,057,398

	Health Care Equipment & Services — 11.4%
2,393,600	Abbott Laboratories	95,767,936
799,200	Baxter International, Inc.	59,468,472
331,800	Becton, Dickinson and Co.	39,052,860
109,760	Cerner Corp. *	5,932,528
404,100	Covidien Plc	29,543,751

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
81,870	CR Bard, Inc.	12,109,392
27,400	Edwards Lifesciences Corp. *	2,224,880
3,555,950	Express Scripts Holding Co. *	254,143,746
109,600	Henry Schein, Inc. *	13,113,640
256,400	Humana, Inc.	31,911,544
20,360	Intuitive Surgical, Inc. *	7,527,906
109,900	Laboratory Corp. of America Holdings *	11,273,542
65,500	Masimo Corp. *	1,613,920
63,500	Mednax, Inc. *	3,659,505
1,167,600	Medtronic, Inc.	71,258,628
86,200	Patterson Cos., Inc.	3,375,592
84,700	ResMed, Inc.	4,240,082
409,100	Stryker Corp.	34,564,859
379,000	St Jude Medical, Inc.	24,597,100
1,478,174	UnitedHealth Group, Inc.	117,706,996
110,800	Varian Medical Systems, Inc. *	9,135,460
318,900	WellPoint, Inc.	34,556,004
199,725	Zimmer Holdings, Inc.	20,841,304

	Total Health Care Equipment & Services	887,619,647

	Household & Personal Products — 5.1%
149,500	Church & Dwight Co., Inc.	10,349,885
1,323,920	Colgate-Palmolive Co.	90,556,128
202,400	Herbalife Ltd.	13,121,592
3,488,800	Procter & Gamble Co. (The)	281,860,152

	Total Household & Personal Products	395,887,757

	Materials — 1.0%
42,700	AptarGroup, Inc.	2,843,393
500,800	Monsanto Co.	61,022,480
114,700	Sigma – Aldrich Corp.	11,301,391

	Total Materials	75,167,264

	Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
174,700	Allergan, Inc.	29,255,262
512,700	Amgen, Inc.	59,468,073
110,190	Biogen Idec, Inc. *	35,191,380
412,300	Bristol–Myers Squibb Co.	20,507,802
708,900	Eli Lilly & Co.	42,434,754
3,238,600	Johnson & Johnson	328,588,356
255,085	Merck & Co., Inc.	14,759,218
16,800	Mettler-Toledo International, Inc. *	4,116,336
795,736	Pfizer, Inc.	23,577,658
25,900	Techne Corp.	2,273,761
63,900	Waters Corp. *	6,400,224

	Total Pharmaceuticals, Biotechnology & Life Sciences	566,572,824

	Retailing — 1.7%
1,138,000	Bed Bath & Beyond, Inc. *	69,247,300

Shares	Description	Value ($)
18,800	Buckle, Inc. (The)	843,180
229,400	Genuine Parts Co.	19,804,102
230,100	Target Corp.	13,060,476
437,417	TJX Cos., Inc. (The)	23,817,356
106,200	Urban Outfitters, Inc. *	3,559,824

	Total Retailing	130,332,238

	Semiconductors & Semiconductor Equipment — 0.4%
236,100	Analog Devices, Inc.	12,366,918
175,200	Linear Technology Corp.	8,087,232
268,300	Xilinx, Inc.	12,599,368

	Total Semiconductors & Semiconductor Equipment	33,053,518

	Software & Services — 22.1%
852,900	Accenture Plc – Class A	69,468,705
30,500	Ansys, Inc. *	2,240,225
44	AOL, Inc. *	1,596
340,100	CA, Inc.	9,757,469
248,300	Citrix Systems, Inc. *	15,387,151
618,100	Cognizant Technology Solutions Corp. – Class A *	30,045,841
1,271,600	eBay, Inc. *	64,508,268
23,000	Factset Research Systems, Inc.	2,464,220
85,000	Global Payments, Inc.	5,827,600
330,520	Google, Inc. – Class A *	188,941,758
312,920	Google, Inc. – Class C *	175,541,862
1,578,970	International Business Machines Corp.	291,098,909
363,900	Intuit, Inc.	28,853,631
55,000	Jack Henry & Associates, Inc.	3,189,450
270,320	Mastercard, Inc. – Class A	20,665,964
69,800	Micros Systems, Inc. *	3,728,716
9,197,957	Microsoft Corp.	376,564,360
69,600	NeuStar, Inc. – Class A *	1,950,192
9,422,915	Oracle Corp.	395,950,888
285,500	Paychex, Inc.	11,736,905
398,094	Teradata Corp. *	16,715,967
186,700	Total System Services, Inc.	5,649,542

	Total Software & Services	1,720,289,219

	Technology Hardware & Equipment — 11.5%
94,700	Amphenol Corp. – Class A	9,072,260
399,180	Apple, Inc.	252,680,940
11,174,880	Cisco Systems, Inc.	275,125,546
3,084,100	EMC Corp.	81,913,696
90,600	F5 Networks, Inc. *	9,834,630
2,090,463	Hewlett-Packard Co.	70,030,510
347,900	NetApp, Inc.	12,875,779
2,333,400	Qualcomm, Inc.	187,722,030

	Total Technology Hardware & Equipment	899,255,391

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Transportation — 0.2%
153,800	CH Robinson Worldwide, Inc.	9,206,468
177,100	Expeditors International of Washington, Inc.	8,059,821
26,700	Landstar System, Inc.	1,733,631

	Total Transportation	18,999,920

	TOTAL COMMON STOCKS (COST $6,694,600,881)	7,656,674,476

	MUTUAL FUNDS — 1.0%

	Affiliated Issuers — 1.0%
3,275,160	GMO U.S. Treasury Fund	81,879,000

	TOTAL MUTUAL FUNDS (COST $81,879,000)	81,879,000

	SHORT-TERM INVESTMENTS — 0.6%

	Short-Term Investments — 0.3%
19,749,750	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	19,749,750

	U.S. Government — 0.3%
10,390,000	U.S. Treasury Bill, 0.03%, due 08/21/14 (b)	10,389,304
10,300,000	U.S. Treasury Bill, 0.01%, due 07/03/14 (b)	10,299,905

	Total U.S. Government (COST $20,689,043)	20,689,209

	TOTAL SHORT-TERM INVESTMENTS (COST $40,438,793)	40,438,959

	TOTAL INVESTMENTS — 99.8% (Cost $6,816,918,674)	7,778,992,435
	Other Assets and Liabilities (net) — 0.2%	16,797,937

	TOTAL NET ASSETS — 100.0%	$7,795,790,372

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Currency Hedged International Equity Fund	33,102,140	3,412,480	—	3,412,480
Developed World Stock Fund	391,937,628	72,987,254	(6,243,691)	66,743,563
International Equity Fund	12,314,639,595	1,833,485,636	(225,878,240)	1,607,607,396
International Large/Mid Cap Equity Fund	1,958,246,465	283,686,721	(41,645,957)	242,040,764
International Small Companies Fund	311,673,636	46,779,940	(16,934,952)	29,844,988
Quality Fund	10,249,837,569	2,003,723,569	(50,209,517)	1,953,514,052
Resources Fund	220,336,961	18,270,953	(2,864,614)	15,406,339
Risk Premium Fund	385,190,147	—	(69,972)	(69,972)
Tax-Managed International Equities Fund	372,440,301	117,072,253	(2,510,116)	114,562,137
U.S. Core Equity Fund	6,686,332,170	1,277,459,978	(184,799,713)	1,092,660,265

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Currency Hedged International Equity Fund
GMO International Equity Fund, Class IV	$1,050,800,655	$431,000	$1,023,309,736	$—	$—	$35,714,095

Developed World Stock Fund
GMO U.S. Treasury Fund	$6,376,617	$3,514,000	$7,029,000	$697	$—	$2,861,617

International Equity Fund
GMO U.S. Treasury Fund	$—	$135,151,000	$72,748,000	$2,146	$—	$62,403,000

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$28,348,000	$37,676,000	$43,543,000	$2,116	$—	$22,481,000

International Small Companies Fund
GMO U.S. Treasury Fund	$—	$20,602,000	$17,490,000	$170	$—	$3,112,000

Resources Fund
GMO U.S. Treasury Fund	$2,187,000	$1,723,000	$2,332,000	$220	$—	$1,578,000

Risk Premium Fund
GMO U.S. Treasury Fund	$278,253,028	$—	$—	$40,398	$—	$278,253,028

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$7,151,275	$8,134,000	$10,600,275	$936	$—	$4,685,000

U.S. Core Equity Fund
GMO U.S. Treasury Fund	$6,649,952	$148,667,000	$73,437,952	$3,761	$—	$81,879,000

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through May 31, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Currency Hedged International Equity Fund	—	95%
Developed World Stock Fund	<1%	55%
International Equity Fund	—	97%
International Large/Mid Cap Equity Fund	0%*	97%
International Small Companies Fund	0%*	96%
Quality Fund	—	11%
Resources Fund	—	80%

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	—	97%
U.S. Core Equity Fund	—	—

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Equity Fund
Asset Valuation Inputs
Mutual Funds
United States	$35,714,095	$—	$—	$35,714,095

TOTAL MUTUAL FUNDS	35,714,095	—	—	35,714,095

Short-Term Investments	800,525	—	—	800,525

Total Investments	36,514,620	—	—	36,514,620

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	128,925	—	128,925

Total	$36,514,620	$128,925	$—	$36,643,545

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Equity Fund (continued)
Asset Valuation Inputs (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(22,346)	$—	$(22,346)

Total	$—	$(22,346)	$—	$(22,346)

Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	—	1,691,550	—	1,691,550
Austria	—	1,341,169	—	1,341,169
Belgium	—	958,488	—	958,488
Brazil	830,126	2,652,528	—	3,482,654
Canada	999,618	—	—	999,618
China	203,768	6,672,299	—	6,876,067
Czech Republic	—	852,676	—	852,676
Denmark	—	1,461,513	—	1,461,513
Egypt	—	177,469	—	177,469
Finland	—	2,764,126	—	2,764,126
France	—	47,743,069	—	47,743,069
Germany	—	35,236,568	—	35,236,568
Hong Kong	—	642,895	—	642,895
Hungary	—	127,311	—	127,311
India	438,016	30,245	—	468,261
Indonesia	183,456	924,795	—	1,108,251
Ireland	—	1,014,906	—	1,014,906
Israel	934,960	—	—	934,960
Italy	—	15,866,014	—	15,866,014
Japan	—	32,697,202	—	32,697,202
Malaysia	—	191,760	—	191,760
Mexico	631,574	—	—	631,574
Netherlands	—	4,411,075	—	4,411,075
Nigeria	—	8,450	—	8,450
Norway	—	3,738,395	—	3,738,395
Panama	85,758	—	—	85,758
Peru	313,332	—	—	313,332
Philippines	13,110	237,333	—	250,443
Poland	—	1,226,771	—	1,226,771
Portugal	—	1,117,046	—	1,117,046
Qatar	—	54,369	—	54,369
Russia	297,630	4,403,202	—	4,700,832
Singapore	—	1,034,390	—	1,034,390
South Africa	—	1,303,137	—	1,303,137
South Korea	—	5,493,751	—	5,493,751
Spain	—	15,078,951	—	15,078,951
Sweden	—	3,015,284	—	3,015,284
Switzerland	—	3,863,277	—	3,863,277
Taiwan	282,895	3,169,892	1,634,325	5,087,112
Thailand	—	1,534,815	—	1,534,815
Turkey	—	2,312,430	—	2,312,430
United Arab Emirates	—	14,474	—	14,474
United Kingdom	48,504	40,528,338	—	40,576,842
United States	188,231,250	—	—	188,231,250

TOTAL COMMON STOCKS	193,493,997	245,591,963	1,634,325	440,720,285

Preferred Stocks
Brazil	789,845	2,404,312	—	3,194,157
Germany	—	5,337,731	—	5,337,731
Russia	—	1,395,876	—	1,395,876

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
South Korea	—	550,118	—		550,118

TOTAL PREFERRED STOCKS INVESTMENT FUNDS	789,845	9,688,037	—		10,477,882
Thailand	—	7,048	—		7,048
United States	1,792,527	—	—		1,792,527

TOTAL INVESTMENT FUNDS	1,792,527	7,048	—		1,799,575

Rights/Warrants
Brazil	0 **	—	—		0 **
France	63,647	—	—		63,647
South Korea	—	1,839	634		2,473

TOTAL RIGHTS/WARRANTS	63,647	1,839	634		66,120
Mutual Funds
United States	2,861,617	—	—		2,861,617

TOTAL MUTUAL FUNDS	2,861,617	—	—		2,861,617

Short-Term Investments	2,755,712	—	—		2,755,712

Total Investments	201,757,345	255,288,887	1,634,959		458,681,191

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	504,241	—		504,241

Total	$201,757,345	$255,793,128	$1,634,959		$459,185,432

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(293,952)	$—		$(293,952)
Futures Contracts
Equity Risk	(5,384)	—	—		(5,384)

Total	$(5,384)	$(293,952)	$—		$(299,336)

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$171,101,255	$—		$171,101,255
Austria	—	74,010,859	0	**	74,010,859
Belgium	—	112,501,482	—		112,501,482
Canada	53,996,713	—	—		53,996,713
Denmark	—	100,053,577	—		100,053,577
Finland	—	242,221,028	—		242,221,028
France	—	2,796,600,075	—		2,796,600,075
Germany	—	2,081,229,602	—		2,081,229,602
Hong Kong	—	112,454,400	—		112,454,400
Ireland	—	49,934,343	—		49,934,343
Israel	56,819,776	61,289,431	—		118,109,207
Italy	—	890,499,421	—		890,499,421
Japan	—	1,913,996,703	—		1,913,996,703
Malta	—	—	0	**	0 **
Netherlands	—	296,763,421	—		296,763,421
New Zealand	—	40,602,597	—		40,602,597
Norway	—	261,254,071	—		261,254,071
Portugal	—	55,223,940	—		55,223,940
Singapore	—	91,788,738	—		91,788,738
Spain	—	784,711,543	—		784,711,543
Sweden	—	202,898,029	—		202,898,029
Switzerland	—	272,647,149	—		272,647,149
United Kingdom	—	2,604,053,621	—		2,604,053,621

TOTAL COMMON STOCKS	110,816,489	13,215,835,285	0	**	13,326,651,774

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Germany	—	317,605,336	—		317,605,336

TOTAL PREFERRED STOCKS	—	317,605,336	—		317,605,336

Rights/Warrants
France	7,763,126	—	—		7,763,126
Hong Kong	380,673	—	—		380,673

TOTAL RIGHTS/WARRANTS	8,143,799	—	—		8,143,799

Mutual Funds
United States	62,403,000	—	—		62,403,000

TOTAL MUTUAL FUNDS	62,403,000	—	—		62,403,000

Short-Term Investments	178,763,870	28,679,212	—		207,443,082

Total Investments	360,127,158	13,562,119,833	0	**	13,922,246,991

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	23,833,575	—		23,833,575

Total	$360,127,158	$13,585,953,408	$0	**$	13,946,080,566

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(13,735,541)	$—		$(13,735,541)

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$30,073,493	$—		$30,073,493
Austria	—	9,473,976	—		9,473,976
Belgium	—	22,389,954	—		22,389,954
Canada	565,353	—	—		565,353
Denmark	—	12,168,239	—		12,168,239
Finland	—	39,353,827	—		39,353,827
France	—	443,089,253	—		443,089,253
Germany	—	340,425,087	—		340,425,087
Hong Kong	—	19,550,314	—		19,550,314
Ireland	—	5,172,172	—		5,172,172
Israel	9,433,424	8,348,555	—		17,781,979
Italy	—	136,179,737	—		136,179,737
Japan	—	283,694,733	—		283,694,733
Malta	—	—	0	**	0	**
Netherlands	—	57,767,339	0	**	57,767,339
New Zealand	—	8,006,342	—		8,006,342
Norway	—	40,848,792	—		40,848,792
Portugal	—	10,670,792	—		10,670,792
Singapore	—	12,239,078	—		12,239,078
Spain	—	129,173,884	—		129,173,884
Sweden	—	28,872,496	—		28,872,496
Switzerland	—	48,415,079	—		48,415,079
United Kingdom	—	413,273,958	—		413,273,958

TOTAL COMMON STOCKS	9,998,777	2,099,187,100	0	**	2,109,185,877

Preferred Stocks
Germany	—	52,366,618	—		52,366,618
United Kingdom	—	—	628		628

TOTAL PREFERRED STOCKS	—	52,366,618	628		52,367,246

Rights/Warrants
France	827,260	—	—		827,260

Description	Level 1	Level 2	Level 3		Total
International Large/Mid Cap Equity Fund (continued)
Asset Valuation Inputs (continued)
Hong Kong	60,699	—	—		60,699

TOTAL RIGHTS/WARRANTS	887,959	—	—		887,959

Mutual Funds
United States	22,481,000	—	—		22,481,000

TOTAL MUTUAL FUNDS	22,481,000	—	—		22,481,000

Short-Term Investments	15,365,147	—	—		15,365,147

Total Investments	48,732,883	2,151,553,718	628		2,200,287,229

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,595,501	—		3,595,501

Total	$48,732,883	$2,155,149,219	$628		$2,203,882,730

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,961,867)	$—		$(1,961,867)

Total	$—	$(1,961,867)	$—		$(1,961,867)

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	—	5,974,405	—		5,974,405
Austria	—	914,855	0	**	914,855
Belgium	—	2,471,695	19		2,471,714
Brazil	—	1,130,315	—		1,130,315
Canada	5,988,737	—	—		5,988,737
China	—	3,369,287	—		3,369,287
Czech Republic	—	217,463	—		217,463
Denmark	—	2,947,049	—		2,947,049
Finland	—	1,609,465	—		1,609,465
France	—	43,060,278	—		43,060,278
Germany	—	34,654,491	—		34,654,491
Greece	—	3,508,824	6,204		3,515,028
Hong Kong	—	4,058,850	—		4,058,850
India	—	1,219,489	—		1,219,489
Indonesia	—	—	183,893		183,893
Ireland	—	1,806,512	—		1,806,512
Israel	—	1,979,030	—		1,979,030
Italy	—	17,364,091	—		17,364,091
Japan	—	62,427,616	—		62,427,616
Netherlands	—	12,454,184	0	**	12,454,184
New Zealand	—	770,941	—		770,941
Norway	—	3,273,198	—		3,273,198
Philippines	—	142,576	—		142,576
Portugal	—	1,415,454	—		1,415,454
Russia	—	2,628,499	—		2,628,499
Singapore	—	3,589,457	—		3,589,457
South Africa	—	879,556	—		879,556
South Korea	—	5,087,373	—		5,087,373
Spain	—	11,890,666	—		11,890,666
Sweden	—	10,396,209	—		10,396,209
Switzerland	—	11,700,163	—		11,700,163
Taiwan	—	1,569,768	0	**	1,569,768
Turkey	—	825,446	—		825,446
United Kingdom	—	67,441,855	—		67,441,855

TOTAL COMMON STOCKS	5,988,737	322,779,060	190,116		328,957,913

Description	Level 1	Level 2	Level 3	Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	—	3,220,907	—	3,220,907
Germany	—	1,664,568	—	1,664,568
Italy	—	535,922	—	535,922
Russia	—	955,819	—	955,819

TOTAL PREFERRED STOCKS	—	6,377,216	—	6,377,216

Rights/Warrants
France	463,134	—	—	463,134
Malaysia	6,666	—	—	6,666
United Kingdom	83,512	—	—	83,512

TOTAL RIGHTS/WARRANTS	553,312	—	—	553,312

Mutual Funds
United States	3,112,000	—	—	_3,112,000

.TOTAL MUTUAL FUNDS	3,112,000	—	—	3,112,000

Short-Term Investments	2,518,183	—	—	2,518,183

Total Investments	12,172,232	329,156,276	190,116	341,518,624

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	757,619	—	757,619

Total	$12,172,232	$329,913,895	$190,116	$342,276,243

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(388,160)	$—	$(388,160)

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$37,637,657	$—	$37,637,657
Germany	—	65,580,479	—	65,580,479
Japan	—	132,985,522	—	132,985,522
Netherlands	—	83,692,325	—	83,692,325
Switzerland	—	359,940,896	—	359,940,896
United Kingdom	—	630,366,225	—	630,366,225
United States	10,710,203,653	—	—	10,710,203,653

TOTAL COMMON STOCKS	10,710,203,653	1,310,203,104	—	12,020,406,757

Short-Term Investments	182,944,864	—	—	182,944,864

Total Investments	10,893,148,517	1,310,203,104	—	12,203,351,621

Total	$10,893,148,517	$1,310,203,104	$—	$12,203,351,621

Resources Fund
Asset Valuation Inputs
Common Stocks
Austria	—	2,845,038	—	2,845,038
Belgium	—	132,133	—	132,133
Brazil	—	4,933,506	—	4,933,506
Canada	370,174	—	—	370,174
China	—	12,521,606	—	12,521,606
Czech Republic	—	1,852,562	—	1,852,562
Denmark	—	626,329	—	626,329
France	—	13,914,478	—	13,914,478
Germany	—	1,934,794	—	1,934,794
Hungary	—	685,879	—	685,879
Indonesia	—	94,208	—	94,208
Israel	—	488,574	—	488,574
Italy	—	12,269,465	—	12,269,465

Description	Level 1	Level 2		Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Japan	—	21,147,258		—		21,147,258
Malaysia	—	91,630		—		91,630
Netherlands	—	1,083,912		—		1,083,912
Norway	—	20,433,954		—		20,433,954
Poland	—	609,510		—		609,510
Russia	—	24,395,293		—		24,395,293
Singapore	—	1,387,057		—		1,387,057
South Africa	—	7,087,372		—		7,087,372
Spain	—	15,126,167		—		15,126,167
Taiwan	—	328,244		—		328,244
Thailand	—	4,358,258		—		4,358,258
Turkey	—	455,748		—		455,748
United Kingdom	—	30,675,713		—		30,675,713
United States	44,392,966	—		—		44,392,966

TOTAL COMMON STOCKS	44,763,140	179,478,688		—		224,241,828

Preferred Stocks
Brazil	—	8,833,913		—		8,833,913

TOTAL PREFERRED STOCKS	—	8,833,913		—		8,833,913

Mutual Funds
United States	1,578,000	—		—		1,578,000

TOTAL MUTUAL FUNDS	1,578,000	—		—		1,578,000

Short-Term Investments	1,089,559	—		—		1,089,559

Total Investments	47,430,699	188,312,601		—		235,743,300

Total	47,430,699	188,312,601		—		235,743,300

Risk Premium Fund
Asset Valuation Inputs
Mutual Funds
United States	$278,253,028	$—		$—		$278,253,028

TOTAL MUTUAL FUNDS	278,253,028	—		—		278,253,028

Short-Term Investments	106,867,147	—		—		106,867,147

Total Investments	385,120,175	—		—		385,120,175

Total	$385,120,175	$—		$—		$385,120,175

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$(590,867)	$(3,705,722	)$	—		$(4,296,589)

Total	$(590,867)	$(3,705,722	)$	—		$(4,296,589)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	—	5,665,082		—		5,665,082
Austria	—	1,832,397		0	**	1,832,397
Belgium	—	5,077,724		—		5,077,724
Brazil	—	3,086,016		—		3,086,016
Canada	2,453,653	—		—		2,453,653
Chile	—	108,226		—		108,226
China	—	11,892,144		150,465		12,042,609
Czech Republic	—	838,040		—		838,040
Denmark	—	2,742,528		—		2,742,528
Finland	—	6,866,049		—		6,866,049
France	—	88,798,499		22		88,798,521
Germany	—	63,929,083		—		63,929,083
Greece	—	1,775,687		—		1,775,687

Description	Level 1	Level 2	Level 3		Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Hong Kong	—	2,765,894	—		2,765,894
Hungary	—	100,448	—		100,448
Ireland	—	1,833,350	—		1,833,350
Israel	1,476,592	1,048,866	—		2,525,458
Italy	—	31,723,601	—		31,723,601
Japan	—	48,880,537	—		48,880,537
Malta	—	—	0	**	0	**
Netherlands	—	8,810,138	—		8,810,138
New Zealand	—	983,684	—		983,684
Norway	—	6,090,213	—		6,090,213
Poland	—	1,489,505	—		1,489,505
Portugal	—	1,634,753	—		1,634,753
Russia	—	8,940,571	—		8,940,571
Singapore	—	2,514,855	—		2,514,855
South Africa	—	484,600	—		484,600
South Korea	—	3,862,702	—		3,862,702
Spain	—	30,794,162	—		30,794,162
Sweden	—	6,016,111	—		6,016,111
Switzerland	—	8,886,125	—		8,886,125
Taiwan	—	2,951,341	—		2,951,341
Thailand	—	794,322	—		794,322
United Kingdom	—	88,923,491	—		88,923,491

TOTAL COMMON STOCKS	3,930,245	452,140,744	150,487		456,221,476

Preferred Stocks
Brazil	—	7,143,548	—		7,143,548
Germany	—	10,405,633	—		10,405,633
Russia	436,760	479,056	—		915,816
South Korea	—	4,880,299	—		4,880,299
United Kingdom	—	—	7,157		7,157

TOTAL PREFERRED STOCKS	436,760	22,908,536	7,157		23,352,453

Rights/Warrants
France	247,512	—	—		247,512
Hong Kong	6,803	—	—		6,803
South Korea	—	—	5,818		5,818

TOTAL RIGHTS/WARRANTS	254,315	—	5,818		260,133

Mutual Funds
United States	4,685,000	—	—		4,685,000

TOTAL MUTUAL FUNDS	4,685,000	—	—		4,685,000

Short-Term Investments	2,483,376	—	—		2,483,376

Total Investments	11,789,696	475,049,280	163,462		487,002,438

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	533,236	—		533,236

Total	$11,789,696	$475,582,516	$163,462		$487,535,674

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(405,759)	$—		$(405,759)

U.S. Core Equity Fund
Asset Valuation Inputs
Common Stocks	$7,656,674,476	$—	$—		$7,656,674,476
Mutual Funds	81,879,000	—	—		81,879,000
Short-Term Investments	30,139,054	10,299,905	—		40,438,959

Total Investments	7,768,692,530	10,299,905	—		7,778,992,435

Total	$7,768,692,530	$10,299,905	$—		$7,778,992,435

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into level 3*		Transfer out of level 3*	Balances as of May 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2014
Developed World Stock Fund
Common Stocks
South Korea	$—	$673	$—	$—	$—	$(39)	$—		$—	$634	$(39)
Taiwan	1,546,622	—	(106,639)	—	4,889	189,453	—		—	1,634,325	189,453

Total	$1,546,622	$673	$(106,639)	$—	$4,889	$189,414	$—		$—	$1,634,959	$189,414

International Large/Mid Cap Equity Fund
Preferred Stocks
United Kingdom	$—	$611	$—	$—	$—	$17	$—		$—	$628	$17

Total	$—	$611	$—	$—	$—	$17	$—		$—	$628	$17

International Small Companies Fund
Common Stocks
Belgium	$19	$—	$—	$—	$—	$—	$—		$—	$19	$—
Greece	6,282	—	—	—	—	(78)	—		—	6,204	(78)
Indonesia	184,938	—	—	—	—	(1,045)	—		—	183,893	(1,045)

Total	$191,239	$—	$—	$—	$—	$(1,123)	$—	#	$—	$190,116	$(1,123)

Tax-Managed International Equities Fund
Common Stocks
China	$—	$—	$—	$—	$—	$—	$150,465		$—	$150,465	$—
France	22	—	—	—	—	—	—		—	22	—
Preferred Stocks
United Kingdom	—	4,561	—	—	—	2,596	—		—	7,157	2,596
Rights/Warrants
South Korea	—	9,975	—	—	—	(4,157)	—		—	5,818	(4,157)

Total	$22	$14,536	$—	$—	$—	$(1,561)	$150,465		$—	$163,462	$(1,561)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on the Funds’ net assets) as of May 31, 2014 were as follows:

Fund Name	Level 3 securities
Currency Hedged International Equity Fund	—
Developed World Stock Fund	< 1%
International Equity Fund	0%*
International Large/Mid Cap Equity Fund	< 1%
International Small Companies Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Core Equity Fund	—

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Core Equity Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments								X
Credit Risk								X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X		X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Commodities Risk							X
Merger Arbitrage Risk								X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X
Non-Diversified Funds	X	X				X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings are often more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

The Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its net asset value are expected to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise sharply because the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect the Funds.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by heir effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to illiquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap the hedges interest rate exposure with respect to such security), it is possible the Fund could not executed all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged positions for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds, particularly Risk Premium Fund, are permitted to write options. The market price written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODOTIES RISK. Commodities prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future in tax legislation and regulation.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”) (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or non-foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

In addition, Currency Hedged International Equity Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). The Funds also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While the Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivatives and Objective for Use	Currency Hedged International Equity Fund	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Forward currency contracts
Adjust exposure to foreign currencies		X	X	X	X		X
To manage against anticipated currency exchange rate changes		X	X	X	X		X
To hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar	X
Futures contracts
Adjust exposure to certain securities markets		X
Maintain the diversity and liquidity of the portfolio		X
Options (Written)
Used written put option contracts as a substitute for direct equity investment						X
Rights and/or warrants
Received as a result of corporate actions		X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	10,202	$11,920,737	—	—	$—
Options written	—	32,113	41,299,669	—	—	—
Options bought back	—	(12,555)	(15,982,245)	—	—	—
Options expired	—	(18,933)	(23,013,340)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	10,827	$14,224,821	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Equity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$128,925	$—	$—	$128,925

Total	$—	$—	$128,925	$—	$—	$128,925

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(22,346)	$—	$—	$(22,346)

Total	$—	$—	$(22,346)	$—	$—	$(22,346)

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$66,120	$—	$—	$—	$66,120
Unrealized Appreciation on Forward Currency Contracts	—	—	504,241	—	—	504,241

Total	$—	$66,120	$504,241	$—	$—	$570,361

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(293,952)	$—	$—	$(293,952)
Unrealized Depreciation on Futures Contracts	—	(5,384)	—	—	—	(5,384)

Total	$—	$(5,384)	$(293,952)	$—	$—	$(299,336)

International Equity Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$8,143,799	$—	$—	$—	$8,143,799
Unrealized Appreciation on Forward Currency Contracts	—	—	23,833,575	—	—	23,833,575

Total	$—	$8,143,799	$23,833,575	$—	$—	$31,977,374

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(13,735,541)	$—	$—	$(13,735,541)

Total	$—	$—	$(13,735,541)	$—	$—	$(13,735,541)

International Large/Mid Cap Equity Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$887,959	$—	$—	$—	$887,959
Unrealized Appreciation on Forward Currency Contracts	—	—	3,595,501	—	—	3,595,501

Total	$—	$887,959	$3,595,501	$—	$—	$4,483,460

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(1,961,867)	$—	$—	$(1,961,867)

Total	$—	$—	$(1,961,867)	$—	$—	$(1,961,867)

International Small Companies Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$553,312	$—	$—	$—	$553,312
Unrealized Appreciation on Forward Currency Contracts	—	—	757,619	—	—	757,619

Total	$—	$553,312	$757,619	$—	$—	$1,310,931

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(388,160)	$—	$—	$(388,160)

Total	$—	$—	$(388,160)	$—	$—	$(388,160)

Risk Premium Fund
Liability:
Written Options, at value	$—	$(4,296,589)	$—	$—	$—	$(4,296,589)

Total	$—	$(4,296,589)	$—	$—	$—	$(4,296,589)

Tax-Managed International Equities Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$260,133	$—	$—	$—	$260,133
Unrealized Appreciation on Forward Currency Contracts	—	—	533,236	—	—	533,236

Total	$—	$260,133	$533,236	$—	$—	$793,369

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(405,759)	$—	$—	$(405,759)

Total	$—	$—	$(405,759)	$—	$—	$(405,759)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the period ended May 31, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options	Rights and/or Warrants ($)
Currency Hedged International Equity Fund	430,076,541	—	—	—
Developed World Stock Fund	87,852,138	1,759,995	—	72,406
International Equity Fund	3,751,213,586	—	—	7,371,521
International Large/Mid Cap Equity Fund	606,068,280	—	—	1,070,912
International Small Companies Fund	115,275,790	—	—	611,962
Risk Premium Fund	—	—	10,701	—
Tax-Managed International Equities Fund	96,062,009	—	—	212,961

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Subsequent events

The Board of Trustees of GMO Trust approved the liquidation of GMO Currency Hedged International Equity Fund and the Fund liquidated on June 3, 2014.

Effective June 30, 2014, GMO U.S. Core Equity Fund was renamed “GMO U.S. Equity Allocation Fund.”

Subsequent to May 31, 2014, GMO Resources Fund received redemption requests in the amount of $67,888,287.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 87.4%

	Brazil — 6.1%
1,700	Banco Bradesco SA	24,252
141,160	Banco do Brasil SA	1,434,724
13,305	Banco Santander Brasil SA	89,440
45,395	Banco Santander Brasil SA ADR	306,870
300	BR Malls Participacoes SA	2,479
6,900	BR Properties SA	55,131
7,100	Brasil Brokers Participacoes SA	12,296
1,700	CETIP SA	21,991
21,104	Cielo SA	377,089
14,900	Companhia de Saneamento Basico do Estado de Sao Paulo	144,856
11,689	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	114,435
20,600	Companhia Siderurgica Nacional SA	78,987
19,153	Companhia Siderurgica Nacional SA Sponsored ADR	74,314
3,000	Cosan Ltd – Class A	37,500
1,400	Cosan SA Industria e Comercio	23,522
1,500	CPFL Energia SA	12,186
700	CPFL Energia SA ADR	11,249
7,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	46,618
11,495	Duratex SA	47,308
18,100	Klabin SA	92,427
4,455	Localiza Rent a Car SA	70,594
3,300	LPS Brasil Consultoria de Imoveis SA	14,789
3,500	Multiplan Empreendimentos Imobiliarios SA	75,084
2,000	Multiplus SA	29,139
2,800	Raia Drogasil SA	23,747
17,100	Tim Participacoes SA	92,816
600	Tractebel Energia SA	8,892
1,000	Ultrapar Participacoes SA	24,037
4,200	Vale SA	53,243

	Total Brazil	3,400,015

	China — 13.1%
586,802	Agricultural Bank of China Ltd – Class H	261,709
1,095	Baidu Inc Sponsored ADR *	181,770
1,931,000	Bank of China Ltd – Class H	923,534
8,450	Beijing Enterprises Holdings Ltd	73,031
98,000	Brilliance China Automotive Holdings Ltd	162,319
18,000	China Cinda Asset Management Co Ltd *	8,614
569,160	China Communications Services Corp Ltd – Class H	269,753
1,499,720	China Construction Bank – Class H	1,101,303
9,560	China Gas Holdings Ltd	15,395
19,000	China Life Insurance Co Ltd – Class H	52,192
15,000	China Mengniu Dairy Co Ltd	73,772
124,334	China Mobile Ltd	1,217,786
82	China Mobile Ltd Sponsored ADR	4,023
5,600	China Overseas Land & Investment Ltd	14,702

Shares	Description	Value ($)
	China — continued
132,607	China Petroleum & Chemical Corp – Class H	119,919
22,000	China Resources Land Ltd	44,631
41,000	China Shenhua Energy Co Ltd – Class H	112,359
1,239,900	China Telecom Corp Ltd – Class H	626,436
300	China Telecom Corp Ltd ADR *	15,210
170,000	CNOOC Ltd	290,503
449	CNOOC Ltd ADR	76,878
19,800	Dongfeng Motor Group Co Ltd – Class H	30,245
3,000	Hengan International Group Co Ltd	31,775
38,000	Huaneng Power International Inc – Class H	40,107
1,582,000	Industrial and Commercial Bank of China Ltd – Class H	1,027,443
19,000	Inner Mongolia Yitai Coal Co Ltd – Class B	24,154
2,000	Kerry Logistics Network Ltd	3,185
84,400	People’s Insurance Co Group of China Ltd	33,704
56,000	PICC Property & Casualty Co Ltd – Class H	82,454
3,900	Ping An Insurance (Group) Co of China Ltd – Class H	30,179
1,400	Qualcomm, Inc.	112,630
14,000	Shanghai Industrial Holdings Ltd	43,216
13,000	Shenzhou International Group Holdings Ltd *	45,234
1,100	TAL Education Group ADR *	25,289
100	Vipshop Holdings Ltd *	16,266
165,000	Yangzijiang Shipbuilding Holdings Ltd	133,022
12,000	Zhejiang Expressway Co Ltd – Class H	11,866

	Total China	7,336,608

	Czech Republic — 3.6%
52,889	CEZ AS	1,548,947
1,040	Komercni Banka AS	239,766
3,575	Pegas Nonwovens SA	105,577
282	Philip Morris CR AS	143,395

	Total Czech Republic	2,037,685

	Egypt — 2.1%
14,835	Alexandria Mineral Oils Co	161,848
36,806	ElSwedy Electric Co	169,235
14,643	Global Telecom Holding GDR *	53,862
1,398,375	Orascom Telecom Media And Technology Holding SAE *	242,742
19,791	Oriental Weavers Co	129,916
34,712	Sidi Kerir Petrochemicals Co	78,447
131,908	South Valley Cement *	134,251
125,763	Telecom Egypt Co	229,792

	Total Egypt	1,200,093

	France — 0.2%
696	Casino Guichard-Perrachon SA	89,649

	Hungary — 0.1%
6,522	Magyar Telekom Telecommunications Plc *	9,637

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Hungary — continued
1,473	OTP Bank Plc	32,212

	Total Hungary	41,849

	India — 6.0%
12,598	Aurobindo Pharma Ltd	139,300
4,124	Bharat Heavy Electricals Ltd	16,852
13,223	Bharti Airtel Ltd *	76,845
1,069	Cadila Healthcare Ltd	16,807
31,444	Cairn India Ltd	180,543
1,437	Canara Bank Ltd	10,105
3,454	CESC Ltd	33,778
3,387	Coal India Ltd	21,257
147	Credit Analysis & Research Ltd	2,288
3,192	Dewan Housing Finance Corp Ltd	16,370
5,279	Federal Bank Ltd	10,456
3,702	HCL Technologies Ltd	89,471
48,666	HDFC Bank Ltd (a)	669,746
1,468	Hero MotoCorp Ltd	58,211
2,555	ICICI Bank Ltd *	60,979
1,800	ICICI Bank Ltd Sponsored ADR *	89,406
12,619	Idea Cellular Ltd	29,483
114	IFCI Ltd	70
6,147	India Cements Ltd	10,422
1,670	Indiabulls Housing Finance Ltd	10,989
7,100	Indiabulls Real Estate Ltd	10,382
7,279	Indian Oil Corp Ltd	44,295
213	Infosys Ltd	10,609
300	Infosys Technologies Ltd Sponsored ADR	15,429
2,394	ING Vysya Bank Ltd (a)	25,426
12,542	Kajaria Ceramics Ltd *	113,964
8,654	Lupin Ltd (a)	137,106
2,161	Maruti Suzuki India Ltd (a)	82,993
25,799	Mphasis Ltd	191,900
55,060	NTPC Ltd	150,020
2,656	Oriental Bank of Commerce	15,234
9,992	Power Grid Corp of India Ltd	20,646
1,541	Punjab National Bank Ltd (a)	24,651
2,300	Reliance Capital Ltd	20,580
1,871	Rural Electrification Corp Ltd	10,084
38,054	Sesa Sterlite Ltd	180,365
1,860	Sesa Sterlite Ltd ADR	34,894
3,575	State Bank of India	153,482
23,539	Steel Authority of India Ltd	34,921
3,632	Sun TV Network Ltd	25,425
180	Supreme Industries Ltd	1,573
6,160	Tata Motors Ltd	43,157
14,444	Tata Power Co Ltd	25,502
16,613	Tata Steel Ltd	133,404
5,824	Tech Mahindra Ltd	189,807
6,487	Torrent Power Ltd	17,316
523	Ultratech Cement Ltd	21,079

Shares	Description	Value ($)
	India — continued
612	Union Bank of India	2,125
58,369	Unitech Ltd *	27,517
1,667	Yes Bank Ltd	16,047

	Total India	3,323,311

	Indonesia — 4.5%
400,000	ACE Hardware Indonesia Tbk PT	30,868
1,602,900	Astra International Tbk PT	972,399
7,300	Bank Central Asia Tbk PT	6,745
194,816	Bank Danamon Indonesia Tbk PT *	69,521
102,572	Bank Mandiri Persero Tbk PT	89,883
120,400	Bank Rakyat Indonesia Persero Tbk PT	105,367
24,000	First Real Estate Investment Trust	22,790
685,000	Global Mediacom Tbk PT	120,471
114,000	Indosat Tbk PT	38,599
850,800	Media Nusantara Citra Tbk PT	206,618
1,083,000	Telekomunikasi Indonesia Persero Tbk PT	239,482
14,000	Telekomunikasi Indonesia Tbk PT Sponsored ADR	611,520

	Total Indonesia	2,514,263

	Malaysia — 0.5%
13,785	AMMB Holdings Berhad	31,502
70,089	CIMB Group Holdings Berhad	160,217
11,458	Hong Leong Bank Berhad	49,516
9,200	Tenaga Nasional Berhad	34,559

	Total Malaysia	275,794

	Mexico — 1.1%
5,000	Alsea SA *	17,050
278,000	America Movil SAB de CV – Class L	268,777
18,096	Cemex SA de CV CPO *	23,337
10,920	Cemex SAB de CV Sponsored ADR *	140,540
800	Embotelladoras Arca SAB de CV	5,188
20,000	Fibra Uno Administracion SA de CV (REIT)	61,401
13,981	Grupo Financiero Banorte SAB de CV – Class O	102,102

	Total Mexico	618,395

	Norway — 0.1%
3,423	Telenor ASA	81,187

	Panama — 0.2%
800	Copa Holdings SA – Class A	114,344

	Peru — 0.9%
41,037	Compania de Minas Buenaventura SA ADR	438,686
1,300	Southern Copper Corp	38,636

	Total Peru	477,322

	Philippines — 0.9%
31,370	BDO Unibank Inc	63,496

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Philippines — continued
3,280	GT Capital Holdings Inc	64,215
1,771,300	Lopez Holding Corp	201,184
19,100	Manila Water Co Inc	11,106
1,307	Philippine Long Distance Telephone Co	84,564
45,000	Puregold Price Club Inc	43,020
15,600	Robinsons Retail Holdings Inc *	22,663
3,120	San Miguel Corp	5,455
2,340	Semirara Mining Corp	20,348

	Total Philippines	516,051

	Poland — 3.4%
420	Bank Pekao SA	25,712
354	Jastrzebska Spolka Weglowa SA	5,483
1,704	Jeronimo Martins SGPS SA	29,101
46,078	KGHM Polska Miedz SA	1,761,036
7,811	PGE SA	53,945

	Total Poland	1,875,277

	Russia — 9.3%
6,700	CTC Media Inc	68,139
2,106	Eurasia Drilling Co Ltd GDR	63,037
44,716	Gazprom Neft – Class S	179,910
6,614	Gazprom Neft JSC Sponsored ADR	133,927
137,992	Gazprom OAO Sponsored ADR *	1,127,335
46,022	KamAZ *	48,931
20,437	Lukoil OAO Sponsored ADR	1,157,573
19	Magnit OJSC	4,802
552	Magnit OJSC GDR	32,211
2,343	Mail.ru Group Ltd GDR (Registered Shares) *	79,944
744	MegaFon OAO GDR *	22,342
11,472	Mobile Telesystems Sponsored ADR	212,117
13,117	Moscow Exchange *	24,743
46,576	Sberbank Sponsored ADR *	468,622
1,448	Sistema JSFC Sponsored GDR (Registered Shares) *	41,441
72,595	Surgutneftegas Sponsored ADR *	533,473
17,680	Tatneft Sponsored ADR *	633,346
7,100	VimpelCom Ltd Sponsored ADR	59,427
121,381	VTB Bank OJSC GDR (Registered Shares) *	326,692

	Total Russia	5,218,012

	South Africa — 2.4%
158,017	African Bank Investments Ltd	125,467
861	Bidvest Group Ltd	23,949
5,053	Coronation Fund Managers Ltd	48,380
8,191	Discovery Ltd	70,869
4,324	Exxaro Resources Ltd	56,639
19,394	Growthpoint Properties Ltd	43,081
2,705	Kumba Iron Ore Ltd	82,664
15,731	Life Healthcare Group Holdings Ltd	61,790
8,529	MTN Group Ltd	179,913

Shares	Description	Value ($)
	South Africa — continued
3,680	Naspers Ltd – N Shares	406,498
793	Sasol Ltd	44,630
300	Sasol Ltd Sponsored ADR	16,887
49,055	Telkom South Africa Ltd *	179,499
481	Vodacom Group Ltd	5,836

	Total South Africa	1,346,102

	South Korea — 16.4%
239	CJ Corp	33,421
1,990	Daewoo Securities Co Ltd *	16,979
14,102	DGB Financial Group Inc	215,967
3,330	Dongbu Insurance Co Ltd	188,603
510	Doosan Heavy Industries and Construction Co	16,810
3,628	GS Holdings	154,397
15,031	Hana Financial Group Inc	546,791
14,727	Hanwha Corp	391,744
1,774	Hyundai Mobis	501,530
1,515	Hyundai Motor Co	334,083
66	Hyundai Wia Corp	11,665
43,925	Industrial Bank of Korea	603,845
5,103	INTOPS Co Ltd	95,215
1,330	Kangwon Land Inc	39,744
14,126	Kia Motors Corp	815,795
3,403	KJB Financial Group Co Ltd *	38,026
5,201	KNB Financial Group Co Ltd *	70,863
36	Korea Zinc Co Ltd	13,100
3,660	KT Corp	108,881
29,500	KT Corp Sponsored ADR	438,665
78	LG Chem Ltd	19,878
84	Lotte Chemical Corp	13,292
138	Lotte Shopping Co Ltd	40,346
23,790	Samho International Co Ltd *	218,790
233	Samsung Electro Mechanics Co Ltd	14,391
196	Samsung Electronics Co Ltd GDR (Registered Shares)	139,540
2,565	Samsung Engineering Co Ltd *	205,378
392	Samsung Fire & Marine Insurance Co Ltd	99,978
1,259	Samsung Electronics Co Ltd	1,783,466
994	Shinhan Financial Group Co Ltd	43,455
4,981	SK Innovation Co Ltd	520,893
35,039	SK Telecom Co Ltd ADR	834,979
366	SK Holdings Co Ltd	66,112
44,858	Woori Finance Holdings Co Ltd *	528,546

	Total South Korea	9,165,168

	Taiwan — 9.3%
10,000	Advanced Semiconductor Engineering Inc	12,710
9,000	Advantech Co Ltd	66,703
58,000	Asustek Computer Inc	639,007
19,000	Catcher Technology Co Ltd	170,142
134,884	Chunghwa Telecom Co Ltd	431,974
915,577	Compal Electronics Inc	753,558

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
15,000	Delta Electronics Inc	97,779
91,177	E.Sun Financial Holding Co Ltd	60,262
27,914	Far EasTone Telecommunications Co Ltd	63,417
16,800	Foxconn Technology Co Ltd	38,807
5,000	Giant Manufacturing Co Ltd	39,653
219,100	Hon Hai Precision Industry Co Ltd	676,566
89,000	HTC Corp	475,715
90,996	Lite-On Technology Corp	147,582
2,176	MediaTek Inc	35,391
80,722	Mega Financial Holding Co Ltd	67,460
34,000	Pegatron Corp	65,792
21,000	Pou Chen Corp	23,254
6,100	Powertech Technology Inc	11,778
830,200	ProMOS Technologies Inc * (b)	—
90,715	Quanta Computer Inc	244,294
25,000	Siliconware Precision Industries Co	39,987
321,889	Taishin Financial Holding Co Ltd	160,067
25,308	Taiwan Mobile Co Ltd	83,448
5,300	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	108,968
35,880	TPK Holding Co Ltd	290,934
421,747	Wistron Corp	359,094

	Total Taiwan	5,164,342

	Thailand — 3.0%
7,573	Advanced Info Service Pcl (Foreign Registered)	52,913
313,000	Bangkok Dusit Medical Services Pcl (Foreign Registered)	158,494
311,900	Banpu Pcl (Foreign Registered)	275,736
77,900	Electricity Generating Pcl (Foreign Registered)	312,608
184,095	Hemaraj Land and Development Pcl (Foreign Registered)	19,816
30,100	Intouch Holdings Pcl (Foreign Registered) (a)	67,498
827	PTT Exploration & Production Pcl (Foreign Registered)	3,870
67,722	PTT Pcl (Foreign Registered)	607,005
83,000	Quality Houses Pcl (Foreign Registered)	8,583
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	42,340
234,400	Sansiri Pcl (Foreign Registered)	13,412
43,400	Thai Oil Pcl (Foreign Registered)	65,854
74,400	TTW Pcl (Foreign Registered)	23,621
56,160	VGI Global Media Pcl (Foreign Registered)	21,618

	Total Thailand	1,673,368

	Turkey — 3.3%
56,960	Akbank TAS	222,073
13,936	Arcelik AS	87,719
6,623	Dogus Otomotiv Servis ve Ticaret AS	27,234
856	Emlak Konut Gayrimenkul Yatirim	1,091
4,152	Haci Omer Sabanci Holding AS	20,175

Shares	Description	Value ($)
	Turkey — continued
2,846	KOC Holding AS	14,036
2,353	Koza Altin Isletmeleri AS	23,477
2,004	Pegasus Hava Tasimaciligi AS *	27,002
11,080	Tofas Turk Otomobil Fabrikasi AS	68,663
72,715	Turk Telekomunikasyon AS	210,304
919	Turk Traktor ve Ziraat Makineleri AS	27,908
10,094	Turkcell Iletisim Hizmetleri AS *	63,073
600	Turkcell Iletisim Hizmetleri AS ADR *	9,300
51,443	Turkiye Garanti Bankasi AS	209,447
140,753	Turkiye IS Bankasi – Class C	400,504
47,450	Turkiye Vakiflar Bankasi TAO – Class D	114,422
19,101	Turkiye Halk Bankasi AS	148,336
4,530	Ulker Biskuvi Sanayi AS	38,204
50,464	Yapi ve Kredi Bankasi AS	117,612

	Total Turkey	1,830,580

	United Kingdom — 0.3%
1,377	British American Tobacco Plc	83,379
200	Unilever Plc Sponsored ADR	8,994
1,553	Unilever Plc	69,826

	Total United Kingdom	162,199

	United States — 0.6%
2,351	Colgate-Palmolive Co.	160,808
100	Nu Skin Enterprises, Inc. – Class A	7,384
390	Tupperware Brands Corp.	32,651
2,000	Yum! Brands, Inc.	154,620

	Total United States	355,463

	TOTAL COMMON STOCKS (COST $50,936,993)	48,817,077

	PREFERRED STOCKS — 11.2%

	Brazil — 6.0%
4,400	Banco Bradesco SA ADR	61,380
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	134,154
42,400	Bradespar SA	352,024
44,645	Companhia Energetica de Minas Gerais Sponsored ADR	313,408
2,000	Companhia Energetica de Sao Paulo – Class B	23,997
57,183	Companhia Energetica de Minas Gerais	397,675
9,300	Gerdau SA	55,336
3,200	Gerdau SA Sponsored ADR	19,008
7,353	Gol Linhas Aereas Inteligentes SA ADR *	43,456
10,913	Itau Unibanco Holding SA ADR	169,152
122,307	Itausa-Investimentos Itau SA	466,233
38,000	Metalurgica Gerdau SA	276,650
12,500	Telefonica Brasil SA	249,688
17,700	Telefonica Brasil SA ADR	355,947
3,100	Tim Participacoes SA ADR	84,444

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		Brazil — continued
	30,330	Vale SA Sponsored ADR	348,188

		Total Brazil	3,350,740

		Russia — 4.0%
	86,870	Sberbank *	171,090
	1,082,389	Surgutneftegaz OJSC *	807,785
	542	Transneft *	1,242,336

		Total Russia	2,221,211

		South Korea — 1.2%
	3,733	Hyundai Motor Co	553,661
	95	Samsung Electronics Co Ltd (Non-Voting)	103,327
	7	Samsung Electronics Co Ltd GDR (Registered)	3,836

		Total South Korea	660,824

		TOTAL PREFERRED STOCKS (COST $5,787,192)	6,232,775

		INVESTMENT FUNDS — 2.0%

		Thailand — 0.5%
	452,200	BTS Rail Mass Transit Growth Infrastructure Fund	135,763
	367,300	TRUE Telecommunication Growth Infrastructure Fund (Foreign Registered)	109,723

		Total Thailand	245,486

		United States — 1.5%
	19,948	iShares MSCI Emerging Markets ETF	848,787

		TOTAL INVESTMENT FUNDS (COST $1,134,183)	1,094,273

		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	1	CETIP SA Rights, Expires 06/19/14 *	2

		TOTAL RIGHTS/WARRANTS (COST $2)	2

		MUTUAL FUNDS — 0.6%

		United States — 0.6%
		Affiliated Issuers
	12,796	GMO U.S. Treasury Fund	319,900

		TOTAL MUTUAL FUNDS (COST $319,900)	319,900

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
USD	44,474	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	44,474

Par Value		Description	Value ($)
		Time Deposits — continued
EUR	995	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	1,356
GBP	1,197	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	2,006
HKD	7,886	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	1,017
NOK	9,403	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.60%, due 06/02/14	1,574
SGD	8,726	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	6,957

		Total Time Deposits	57,384

		TOTAL SHORT-TERM INVESTMENTS (COST $57,384)	57,384

		TOTAL INVESTMENTS — 101.3% (cost $58,235,654)	56,521,411
		Other Assets and Liabilities (net) — (1.3%)	(705,299)

		TOTAL NET ASSETS — 100.0%	$55,816,112

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.5%

	Belgium — 1.4%
351,512	Anheuser-Busch InBev NV	38,598,264

	Brazil — 3.5%
1,545,700	CETIP SA	19,994,816
2,643,075	Localiza Rent a Car SA	41,882,410
3,494,321	LPS Brasil Consultoria de Imoveis SA	15,659,948
1,917,600	Raia Drogasil SA	16,263,179

	Total Brazil	93,800,353

	China — 10.1%
257,400	Baidu Inc Sponsored ADR *	42,728,400
1,759,900	Beijing Enterprises Holdings Ltd	15,210,415
1,355,000	Biostime International Holdings Ltd	9,193,574
22,065,900	Brilliance China Automotive Holdings Ltd	36,548,037
8,952,000	China Gas Holdings Ltd	14,415,458
2,549,600	China Mengniu Dairy Co Ltd	12,539,278
11,651,400	Chow Tai Fook Jewellery Group Ltd	15,330,704
18,581,000	Huaneng Power International Inc – Class H	19,611,187
639,900	Qualcomm Inc	51,479,955
5,903,000	Shenzhou International Group Holdings Ltd *	20,539,609
561,331	TAL Education Group *	12,905,000
2,870,220	Tong Ren Tang Technologies Co Ltd	8,078,191
77,900	Vipshop Holdings Ltd *	12,671,214

	Total China	271,251,022

	France — 1.6%
328,445	Casino Guichard-Perrachon SA	42,305,703

	Germany — 0.6%
125,104	Bayerische Motoren Werke AG	15,706,893

	India — 16.3%
1,967,684	Ashoka Buildcon Ltd	4,467,022
1,110,842	Canara Bank Ltd	7,811,609
544,121	CESC Ltd	5,321,189
2,354,998	Coal India Ltd	14,780,026
926,427	Credit Analysis & Research Ltd	14,420,096
4,086,937	Federal Bank Ltd	8,094,712
1,479,156	Gayatri Projects Ltd	3,148,040
4,710,960	HDFC Bank Ltd (a)	64,832,639
416,000	HDFC Bank Ltd ADR	18,732,480
1,245,170	ICICI Bank Ltd *	29,717,895
289,554	ICICI Bank Ltd Sponsored ADR *	14,382,147
2,185,371	India Cements Ltd	3,705,350
1,157,772	Indiabulls Housing Finance Ltd	7,618,413
2,692,578	Indiabulls Real Estate Ltd	3,937,391
1,608,782	ING Vysya Bank Ltd (a)	17,086,346
1,119,744	J Kumar Infraprojects Ltd	5,464,693

Shares	Description	Value ($)
	India — continued
711,766	Jain Irrigation Systems Ltd	1,340,158
4,637,181	KSK Energy Ventures Ltd *	8,412,918
170,496	Larsen & Toubro Ltd	4,464,229
3,557,583	Lupin Ltd (a)	56,363,257
924,377	Maruti Suzuki India Ltd (a)	35,500,459
494,063	Oriental Bank of Commerce	2,833,727
6,421,191	Power Grid Corp of India Ltd	13,267,949
2,265,453	Reliance Capital Ltd	20,271,139
3,334,166	SAW Ltd	5,052,340
518,072	State Bank of India	22,241,912
1,457,446	Sun TV Network Ltd	10,202,476
964,348	Supreme Industries Ltd	8,425,462
1,524,897	Techno Electric & Engineering Co Ltd	6,695,675
29,241,752	Unitech Ltd *	13,785,461
802,754	Yes Bank Ltd	7,727,503

	Total India	440,104,713

	Indonesia — 4.7%
11,193,500	Bank Central Asia Tbk PT	10,341,992
49,852,550	Bank Mandiri Persero Tbk PT	43,685,230
24,281,100	Bank Rakyat Indonesia Persero Tbk PT	21,249,330
29,951,200	Media Nusantara Citra Tbk PT	7,273,695
197,653,500	Sumber Alfaria Trijaya Tbk PT	8,473,116
115,552,800	Telekomunikasi Indonesia Persero Tbk PT	25,552,002
43,626,500	Tempo Scan Pacific Tbk PT	10,357,807

	Total Indonesia	126,933,172

	Malaysia — 2.7%
17,813,007	CIMB Group Holdings Berhad	40,718,948
18,259,100	Media Prima Bhd	14,660,773
4,393,600	Tenaga Nasional Berhad	16,503,999

	Total Malaysia	71,883,720

	Mexico — 5.6%
3,806,500	Alsea SA *	12,979,968
5,674,032	Cemex SA de CV CPO *	7,317,345
2,661,648	Cemex SAB de CV Sponsored ADR *	34,255,410
2,249,900	Embotelladoras Arca SAB de CV	14,589,831
10,774,800	Fibra Uno Administracion SA de CV (REIT)	33,079,093
6,699,837	Grupo Financiero Banorte SAB de CV – Class O	48,928,378

	Total Mexico	151,150,025

	Nigeria — 0.6%
2,415,401	Nestle Nigeria Plc	15,933,446

	Norway — 1.4%
1,589,350	Telenor ASA	37,696,481

	Panama — 2.2%
408,148	Copa Holdings SA – Class A	58,336,594

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Philippines — 4.4%
9,882,060	BDO Unibank Inc	20,002,268
3,034,200	First Gen Corp	1,362,775
34,103,060	GMA Holdings Inc	5,853,448
814,979	GT Capital Holdings Inc	15,955,433
17,617,600	Manila Water Co Inc	10,244,091
126,805	Philippine Long Distance Telephone Co	8,204,424
64,300	Philippine Long Distance Telephone Co Sponsored ADR	4,214,865
19,253,000	Puregold Price Club Inc	18,405,862
16,739,560	Robinsons Retail Holdings Inc *	24,318,636
1,252,727	Semirara Mining Corp	10,893,282

	Total Philippines	119,455,084

	Poland — 1.5%
326,441	Bank Pekao SA	19,984,682
1,183,371	Jeronimo Martins SGPS SA	20,209,255

	Total Poland	40,193,937

	Qatar — 1.9%
4,361,028	Qatar Gas Transport Co Nakilat	27,294,771
483,865	Qatar National Bank	24,202,134

	Total Qatar	51,496,905

	Russia — 1.7%
1,053,589	Global Ports Investments Plc	11,487,092
654,214	Mail.ru Group Ltd GDR (Registered Shares) *	22,322,079
649,200	Mobile Telesystems Sponsored ADR	12,003,708

	Total Russia	45,812,879

	South Africa — 2.7%
477,207	Bidvest Group Ltd	13,273,484
2,575,918	Coronation Fund Managers Ltd	24,662,939
2,101,727	Discovery Ltd	18,184,394
4,075,862	Life Healthcare Group Holdings Ltd	16,009,536

	Total South Africa	72,130,353

	South Korea — 0.6%
42,452	SK Telecom Co Ltd	9,124,956
277,600	SK Telecom Co Ltd ADR	6,615,208

	Total South Korea	15,740,164

	Switzerland — 2.8%
968,287	Nestle SA (Registered)	76,022,199

	Taiwan — 3.3%
43,982,044	E.Sun Financial Holding Co Ltd	29,069,547
2,119,000	Giant Manufacturing Co Ltd	16,804,869
37,555,000	Mega Financial Holding Co Ltd	31,384,874
832,403	Wowprime Corp	12,173,674

	Total Taiwan	89,432,964

Shares	Description	Value ($)
	Thailand — 3.1%
3,661,450	Advanced Info Service Pcl (Foreign Registered)	25,582,873
31,019,750	Bangkok Dusit Medical Services Pcl (Foreign Registered)	15,707,511
6,612,300	Intouch Holdings Pcl (Foreign Registered) (a)	14,827,689
7,387,600	Intouch Holdings Plc	16,708,172
30,230,044	VGI Global Media Pcl (Foreign Registered)	11,636,455

	Total Thailand	84,462,700

	Turkey — 1.1%
882,296	Pegasus Hava Tasimaciligi AS *	11,887,913
276,387	Turk Traktor ve Ziraat Makineleri AS	8,393,364
1,080,422	Ulker Biskuvi Sanayi AS	9,111,779

	Total Turkey	29,393,056

	United Arab Emirates — 0.9%
963,889	Al Noor Hospitals Group Plc	16,628,078
1,444,984	First Gulf Bank PJSC	7,075,204

	Total United Arab Emirates	23,703,282

	United Kingdom — 5.1%
894,179	British American Tobacco Plc	54,143,390
14,900	British American Tobacco Plc Sponsored ADR	1,806,774
528,417	Diageo Plc	17,014,063
220,528	Unilever Plc Sponsored ADR	9,917,144
1,218,561	Unilever Plc	54,789,045

	Total United Kingdom	137,670,416

	United States — 13.1%
1,637,801	Abbott Laboratories	65,528,418
124,300	Caterpillar, Inc.	12,707,189
1,696,446	Colgate-Palmolive Co.	116,036,906
169,600	Cummins, Inc.	25,936,928
264,900	Herbalife Ltd. *	17,173,467
148,900	Nu Skin Enterprises, Inc. – Class A	10,994,776
379,798	Tupperware Brands Corp.	31,796,689
927,900	Yum! Brands, Inc.	71,735,949

	Total United States	351,910,322

	Vietnam — 0.6%
67,083	FPT Corp	146,557
2,557,860	Viet Nam Dairy Products JSC	14,868,657

	Total Vietnam	15,015,214

	TOTAL COMMON STOCKS (COST $2,397,676,456)	2,516,139,861

	PREFERRED STOCKS — 0.9%

	Brazil — 0.9%
769,000	Gol Linhas Aereas Inteligentes SA *	4,520,702

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Brazil — continued
3,286,849	Gol Linhas Aereas Inteligentes SA ADR *	19,425,278

	Total Brazil	23,945,980

	TOTAL PREFERRED STOCKS (COST $15,417,053)	23,945,980

	INVESTMENT FUNDS — 3.0%

	Thailand — 3.0%
121,777,584	BTS Rail Mass Transit Growth Infrastructure Fund	36,561,017
11,070,000	CPN Commercial Growth Leasehold Property Fund	3,442,331
35,686,600	TICON Industrial Growth Leasehold Property Fund (b)	10,702,098
99,389,900	TRUE Telecommunication Growth Infrastructure Fund	29,690,561

	Total Thailand	80,396,007

	TOTAL INVESTMENT FUNDS (COST $94,795,056)	80,396,007

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
889	CETIP SA Rights, Expires 06/19/14 *	1,599
18,839	Gol Linhas Aereas Inteligentes SA Rights, Expires 07/04/14 *	—

	Total Brazil	1,599

	TOTAL RIGHTS/WARRANTS (COST $1,360)	1,599

	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers
1,467,272	GMO U.S. Treasury Fund	36,681,803

	TOTAL MUTUAL FUNDS (COST $36,681,803)	36,681,803

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
HKD	1,110,116	Bank of America (Charlotte) Time Deposit, 0.01%, due 06/02/14	143,186
USD	5,399,388	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	5,399,388
CHF	1,255,020	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 06/02/14	1,401,474
EUR	12,622	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	17,206
GBP	860,112	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	1,441,719
SGD	91,627	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	73,050
ZAR	2,219	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.19%, due 06/02/14	210
USD	1,073,472	DBS Bank Ltd (Singapore) Time Deposit, 0.06%, due 06/02/14	1,073,472
NOK	8,797,077	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	1,471,600

		Total Time Deposits	11,021,305

		TOTAL SHORT-TERM INVESTMENTS (COST $11,021,305)	11,021,305

		TOTAL INVESTMENTS — 99.1% (Cost $2,555,593,033)	2,668,186,555
		Other Assets and Liabilities (net) — 0.9%	23,564,019

		TOTAL NET ASSETS — 100.0%	$2,691,750,574

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
7,173,764	USD	6/2/2014	MSCI	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.65%	$259,697
9,819,574	USD	6/20/2014	SG	MSCI Daily Total Return Thailand	1 month USD LIBOR BBA minus 0.00%	101,936

						$361,633

				Premiums to (Pay) Receive		$—

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company.

Counterparty Abbreviations:

MSCI - Morgan Stanley & Co. International PLC

SG - Societe Generale

Currency Abbreviations:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 86.7%

	Brazil — 7.3%
948,868	Aes Tiete SA	6,099,049
117,828	Ambev SA	834,153
1,209,500	Ambev SA ADR	8,514,880
16,061,200	Banco do Brasil SA	163,243,103
1,364,400	Banco Santander Brasil SA	9,171,925
4,989,049	Banco Santander Brasil SA ADR	33,725,971
4,692,300	Brasil Brokers Participacoes SA	8,126,645
320,461	CETIP SA	4,145,409
2,209,236	Cia de Saneamento Basico do Estado de Sao Paulo ADR	21,628,420
659,543	Cia de Saneamento de Minas Gerais-COPASA *	11,381,481
1,886,915	Companhia de Saneamento Basico do Estado de Sao Paulo	18,344,422
5,110,008	Companhia Siderurgica Nacional SA	19,593,344
2,944,400	Companhia Siderurgica Nacional SA Sponsored ADR	11,424,272
1,821,600	Cosan Ltd. – Class A	22,770,000
1,010,467	Cosan SA Industria e Comercio	16,977,181
1,226,973	CPFL Energia SA	9,967,821
436,100	CPFL Energia SA ADR	7,008,127
277,640	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,638,352
1,620,961	Duratex SA	6,671,098
3,780,800	EDP-Energias do Brasil SA	15,846,856
1,462,500	Equatorial Energia SA	14,884,167
619,071	Grendene SA	3,893,546
938,937	Grupo BTG Pactual	14,249,814
3,407,874	Klabin SA	17,402,169
2,399,197	Light SA	21,215,057
542,501	Localiza Rent a Car SA	8,596,521
1,118,600	LPS Brasil Consultoria de Imoveis SA	5,013,054
721,294	MRV Engenharia e Participacoes SA	2,211,887
625,500	Multiplus SA	9,113,208
344,900	Raia Drogasil SA	2,925,099
3,218,500	Tim Participacoes SA	17,469,517
1,178,300	Tractebel Energia SA	17,461,751
2,086,400	Transmissora Alianca de Energia Eletrica SA	18,067,295
368,535	Ultrapar Participacoes SA	8,858,461
2,815,900	Vale SA	35,696,808
415,020	Vale SA Sponsored ADR	5,291,505

	Total Brazil	599,462,368

	China — 16.6%
124,869,440	Agricultural Bank of China Ltd – Class H	55,690,825
6,955,998	Angang Steel Co Ltd – Class A *	3,119,564
1,193,938	Anhui Conch Cement Co Ltd	3,112,973
7,234,000	Anton Oilfield Services Group	5,528,025
133,300	Baidu Inc Sponsored ADR *	22,127,800
339,118,582	Bank of China Ltd – Class H	162,189,308

Shares	Description	Value ($)
	China — continued
941,090	Beijing Enterprises Holdings Ltd	8,133,626
8,888,000	Beijing Enterprises Water Group Ltd	5,719,738
246,500	Biostime International Holdings Ltd	1,672,484
10,152,000	Brilliance China Automotive Holdings Ltd	16,814,890
10,625,000	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	7,061,680
35,200	Changyou.com Ltd ADR *	950,400
30,760,550	China Communications Construction Co Ltd – Class H	20,563,360
52,237,700	China Communications Services Corp Ltd – Class H	24,758,000
14,376,656	China Construction Bank – Class A	9,283,767
251,396,906	China Construction Bank – Class H	184,610,632
8,225,160	China Everbright Ltd	11,600,994
5,056,587	China Gas Holdings Ltd	8,142,652
1,860,088	China Life Insurance Co Ltd – Class A	4,171,267
1,906,500	China Life Insurance Co Ltd – Class H	5,237,072
1,472,060	China Mengniu Dairy Co Ltd	7,239,790
18,585,737	China Mobile Ltd	182,037,558
545,381	China Mobile Ltd Sponsored ADR	26,756,392
12,416,400	China Overseas Land & Investment Ltd	32,597,773
2,631,227	China Pacific Insurance Group Co Ltd – Class A	7,073,260
13,261,836	China Petroleum & Chemical Corp – Class H	11,992,881
4,792,390	China Railway Construction Corp Ltd – Class A	3,422,513
6,941,020	China Railway Construction Corp Ltd – Class H	5,874,512
11,631,830	China Railway Group Ltd – Class H	5,384,996
1,346,000	China Resources Land Ltd	2,730,624
7,495,550	China Shenhua Energy Co Ltd – Class H	20,541,257
124,420,800	China Telecom Corp Ltd – Class H	62,861,298
32,900	China Telecom Corp Ltd ADR *	1,668,030
2,416,600	Chow Tai Fook Jewellery Group Ltd	3,179,719
350	CITIC Pacific Ltd	612
1,912,726	CITIC Securities Co Ltd – Class A	3,462,895
30,800,170	CNOOC Ltd	52,632,522
6,820	CNOOC Ltd ADR	1,167,720
20,911,320	Dongfeng Motor Group Co Ltd – Class H	31,942,235
921,250	Geely Automobile Holdings Ltd *	344,595
428,100	Hengan International Group Co Ltd	4,534,285
7,762,400	Huaneng Power International Inc – Class H	8,192,771
18,097,781	Industrial and Commercial Bank of China Ltd – Class A	10,315,767
260,854,347	Industrial and Commercial Bank of China Ltd – Class H	169,414,097
3,853,918	Jiangsu Expressway Co Ltd	3,576,772
4,625,000	Jiangxi Copper Co Ltd	7,648,517

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	China — continued
562,557	Kweichow Moutai Co Ltd	13,792,709
5,303,540	Lee & Man Paper Manufacturing Ltd	2,672,532
23,004,800	Lonking Holdings Ltd	4,099,145
1,533,900	New China Life Insurance Co Ltd	4,823,181
9,065,000	People’s Insurance Co Group of China Ltd	3,620,003
9,748,000	PICC Property & Casualty Co Ltd – Class H	14,352,839
811,855	Ping An Insurance (Group) Co of China Ltd – Class A	5,183,271
137,998	Qualcomm Inc	11,101,939
2,781,000	Shenzhou International Group Holdings Ltd *	9,676,546
5,093,554	Sun Art Retail Group Ltd	5,990,930
95,717	TAL Education Group ADR *	2,200,534
716,940	Tong Ren Tang Technologies Co Ltd	2,017,817
17,200	Vipshop Holdings Ltd *	2,797,752
1,255,339	Weichai Power Co Ltd – Class A	3,502,778
664,098	Weichai Power Co Ltd – Class H	2,469,176
41,636,780	Yangzijiang Shipbuilding Holdings Ltd	33,567,351
14,514,000	Yanzhou Coal Mining Co Ltd – Class H	11,450,165
38,800	Yanzhou Coal Mining Co Ltd Sponsored ADR	304,192

	Total China	1,360,705,308

	Czech Republic — 1.9%
4,760,120	CEZ AS	139,408,425
26,424	Komercni Banka AS	6,091,905
70,084	Pegas Nonwovens SA	2,069,734
5,322	Philip Morris CR AS	2,706,194
310,361	Telefonica Czech Republic AS	4,499,466

	Total Czech Republic	154,775,724

	Egypt — 0.4%
140,648	Alexandria Mineral Oils Co	1,534,449
291,714	ElSwedy Electric Co	1,341,308
2,959,637	Global Telecom Holding GDR *	10,886,480
3,132,027	Orascom Telecom Media And Technology Holding SAE *	543,684
1,967,955	Sidi Kerir Petrochemicals Co	4,447,460
2,240,205	South Valley Cement *	2,279,998
8,308,208	Telecom Egypt Co	15,180,642

	Total Egypt	36,214,021

	France — 0.1%
62,156	Casino Guichard-Perrachon SA	8,006,069

	Hungary — 0.3%
8,164,072	Magyar Telekom Telecommunications Plc *	12,063,309
415,296	OTP Bank Plc	9,081,937

	Total Hungary	21,145,246

Shares	Description	Value ($)
	India — 6.0%
665,174	Aban Offshore Ltd	7,965,525
474,230	Adani Ports and Special Economic Zone Ltd	1,832,366
3,913,748	Andhra Bank	6,296,904
396,319	Ashoka Buildcon Ltd	899,721
1,603,376	Aurobindo Pharma Ltd	17,729,050
101,097	Bayer Cropscience Ltd	2,603,041
3,967,143	Bharat Heavy Electricals Ltd	16,211,255
45,052	Biocon Ltd	333,944
2,975,854	Cairn India Ltd	17,086,548
2,926,022	Canara Bank Ltd	20,576,230
158,290	CESC Ltd	1,547,985
1,041,161	Coal India Ltd	6,534,352
180,875	Credit Analysis & Research Ltd	2,815,370
1,605,137	DLF Ltd	5,699,065
1,006,870	Federal Bank Ltd	1,994,237
242,297	GAIL India Ltd	1,554,080
69,780	Grasim Industries Ltd (a)	3,758,747
277,868	HCL Technologies Ltd	6,715,630
6,354,670	HDFC Bank Ltd (a)	87,453,518
100,800	HDFC Bank Ltd	4,539,024
143,679	Hero MotoCorp Ltd	5,697,340
2,095,997	Hindalco Industries Ltd	5,224,917
8,012,886	Housing Development & Infrastructure Ltd *	12,334,718
288,961	ICICI Bank Ltd *	6,896,498
239,600	ICICI Bank Ltd Sponsored ADR *	11,900,932
628,445	Idea Cellular Ltd	1,468,283
1,112,197	India Cements Ltd	1,885,757
338,065	Indiabulls Housing Finance Ltd	2,224,547
1,341,295	Indiabulls Real Estate Ltd	1,961,393
305,131	ING Vysya Bank Ltd (a)	3,240,696
217,117	J Kumar Infraprojects Ltd	1,059,597
2,542,242	Jai Balaji Industries Ltd *	1,097,160
748,772	Jain Irrigation Systems Ltd	1,409,835
481,648	Jaiprakash Associates Ltd	595,845
518,074	Jindal Steel & Power Ltd	2,617,735
1,058,278	Kiri Industries Ltd * (b)	2,361,321
980,937	KSK Energy Ventures Ltd *	1,779,646
68,613	Larsen & Toubro Ltd	1,796,548
1,016,719	Lupin Ltd (a)	16,108,013
259,282	Maruti Suzuki India Ltd (a)	9,957,658
909,598	Mphasis Ltd	6,765,848
6,249,355	NMDC Ltd	17,956,119
2,413,858	NTPC Ltd	6,576,936
530,993	Oil India Ltd	5,115,911
1,914,819	Oriental Bank of Commerce	10,982,557
1,789,001	Power Grid Corp of India Ltd	3,696,569
1,841,930	Punjab National Bank Ltd (a)	29,465,297
388,987	Reliance Capital Ltd	3,480,633
2,485,714	Rural Electrification Corp Ltd	13,396,538
729,921	SAW Ltd	1,106,066

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
179,820	Sesa Sterlite Ltd ADR	3,373,423
1,117,647	Sesa Sterlite Ltd	5,297,323
114,883	State Bank of India	4,932,167
341,418	Sun TV Network Ltd	2,390,009
189,318	Supreme Industries Ltd	1,654,062
2,848,317	Syndicate Bank	6,799,639
364,454	Tata Consultancy Services Ltd	13,236,696
128,586	Tata Global Beverages Ltd	324,131
1,342,784	Tata Motors Ltd	9,407,663
2,867,482	Tata Power Co Ltd	5,062,701
232,172	Tata Steel Ltd	1,864,370
730,367	Tech Mahindra Ltd	23,803,005
304,404	Techno Electric & Engineering Co Ltd	1,336,609
14,444	Torrent Power Ltd	38,555
8,473,369	Unitech Ltd *	3,994,607
247,762	Yes Bank Ltd	2,385,016

	Total India	490,207,481

	Indonesia — 2.6%
94,572,370	Astra International Tbk PT	57,372,295
52,639,500	Bakrie Telecom Tbk PT *	225,437
2,508,570	Bank Central Asia Tbk PT	2,317,739
34,245,918	Bank Mandiri Persero Tbk PT	30,009,314
5,216,104	Bank Rakyat Indonesia Persero Tbk PT	4,564,814
1,647,960	First Real Estate Investment Trust	1,564,870
48,253,649	Gajah Tunggal Tbk PT	7,262,940
33,512,457	Global Mediacom Tbk PT	5,893,857
38,296,331	Harum Energy Tbk PT	7,967,429
2,811,691	Indo Tambangraya Megah Tbk PT	6,909,163
16,683,932	Media Nusantara Citra Tbk PT	4,051,719
64,278,295	MNC Investama Tbk PT	1,763,273
36,041,380	Sumber Alfaria Trijaya Tbk PT	1,545,041
3,769,880	Tambang Batubara Bukit Asam Persero Tbk PT	3,459,649
216,701,142	Telekomunikasi Indonesia Persero Tbk PT	47,918,768
655,600	Telekomunikasi Indonesia Tbk PT Sponsored ADR	28,636,608
9,234,985	Tempo Scan Pacific Tbk PT	2,192,571

	Total Indonesia	213,655,487

	Malaysia — 0.5%
1,650,324	AMMB Holdings Berhad	3,771,424
8,959,097	CIMB Group Holdings Berhad	20,479,698
1,394,294	Hong Leong Bank Berhad	6,025,404
9,349,990	Lion Industries Corp Berhad	1,616,495
3,774,740	Media Prima Bhd	3,030,851
1,124,511	Tenaga Nasional Berhad	4,224,082

	Total Malaysia	39,147,954

Shares	Description	Value ($)
	Mexico — 1.8%
720,600	Alsea SA *	2,457,209
1,524,400	America Movil SAB de CV	29,466,652
45,467,400	America Movil SAB de CV – Class L	43,959,070
3,364,826	Cemex SA de CV CPO *	4,339,347
1,281,692	Cemex SAB de CV Sponsored ADR *	16,495,376
451,505	Embotelladoras Arca SAB de CV	2,927,855
2,082,382	Fibra Uno Administracion SA de CV (REIT)	6,393,001
587,900	Fomento Economico Mexicano SAB de CV	5,582,455
25,900	Fomento Economico Mexicano Sponsored ADR	2,460,759
4,325,568	Grupo Financiero Banorte SAB de CV – Class O	31,589,280

	Total Mexico	145,671,004

	Nigeria — 0.0%
505,140	Nestle Nigeria Plc	3,332,209

	Norway — 0.1%
302,091	Telenor ASA	7,165,047

	Panama — 0.4%
208,733	Copa Holdings SA – Class A	29,834,208

	Peru — 0.6%
2,997,500	Companhia de Minas Buenaventura SA ADR	32,043,275
686,572	Southern Copper Corp.	20,404,920

	Total Peru	52,448,195

	Philippines — 0.6%
3,562,689	BDO Unibank Inc	7,211,235
16,494,202	First Gen Corp	7,408,178
6,235,500	GMA Holdings Inc	1,070,261
384,022	GT Capital Holdings Inc	7,518,276
27,311,250	Lopez Holding Corp	3,101,999
2,561,200	Manila Water Co Inc	1,489,259
1,966,386	Metropolitan Bank & Trust	3,759,327
3,170	Philippine Long Distance Telephone Co	205,103
51,812	Philippine Long Distance Telephone Co Sponsored ADR	3,396,277
9,278,588	Puregold Price Club Inc	8,870,327
2,788,820	Robinsons Retail Holdings Inc *	4,051,498
288,475	Semirara Mining Corp	2,508,479

	Total Philippines	50,590,219

	Poland — 2.8%
637,865	Asseco Poland SA	8,602,459
58,803	Bank Pekao SA	3,599,913
357,155	Jastrzebska Spolka Weglowa SA	5,531,964
227,513	Jeronimo Martins SGPS SA	3,885,399

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Poland — continued
4,623,770	KGHM Polska Miedz SA	176,713,970
3,456,848	PGE SA	23,873,912
2,983,896	Synthos SA	4,338,769

	Total Poland	226,546,386

	Qatar — 0.1%
783,198	Qatar Gas Transport Co Nakilat	4,901,874
86,912	Qatar National Bank	4,347,196

	Total Qatar	9,249,070

	Russia — 10.4%
200,000	Aeroflot-Russian Airlines *	316,459
442,158	Bashneft OAO – Class S *	28,611,867
1,488,120	CTC Media Inc	15,134,180
63,517	Eurasia Drilling Co Ltd GDR	1,901,192
1,351,136	Gazprom Neft – Class S	5,436,161
745,036	Gazprom Neft JSC Sponsored ADR	15,086,214
29,180,913	Gazprom OAO Sponsored ADR *	238,395,541
188,164	Global Ports Investments Plc	2,051,518
345,911	Globaltrans Investment Plc Sponsored GDR	3,782,348
3,842,996	Lukoil OAO Sponsored ADR	217,671,329
26,944	Magnit OJSC *	6,810,258
42,498	Magnit OJSC GDR *	2,479,875
143,538	Mail.ru Group Ltd GDR (Registered) *	4,897,582
95,308	MegaFon OAO GDR *	2,862,052
322,073	MMC Norilsk Nickel OJSC ADR	6,184,895
1,314,472	Mobile Telesystems Sponsored ADR	24,304,587
7,194,076	Rosneft OJSC GDR (Registered) *	46,996,215
6,050,544	Sberbank Sponsored ADR *	60,877,252
320,724	Sistema JSFC Sponsored GDR (Registered) *	9,178,865
10,913,822	Surgutneftegas Sponsored ADR *	80,201,454
1,169,730	Tatneft Sponsored GDR	41,902,951
1,202,560	VimpelCom Ltd Sponsored ADR	10,065,427
13,478	Volga Gas Plc *	23,252
8,680,825	VTB Bank OJSC GDR (Registered) *	23,364,076

	Total Russia	848,535,550

	South Africa — 2.7%
12,991,714	African Bank Investments Ltd	10,315,573
100,185	Bidvest Group Ltd	2,786,640
3,164,684	Capital Property Fund (REIT)	3,141,680
529,675	Coronation Fund Managers Ltd	5,071,335
1,032,838	Discovery Ltd	8,936,238
1,834,036	Investec Ltd	15,751,847
641,466	Kumba Iron Ore Ltd	19,602,979
1,884,730	Life Healthcare Group Holdings Ltd	7,403,011
2,355,555	MTN Group Ltd	49,688,608
510,475	Naspers Ltd-N Shares	56,387,816
49,792	Sasol Ltd	2,802,306

Shares	Description	Value ($)
	South Africa — continued
83,900	Sasol Ltd Sponsored ADR	4,722,731
6,422,342	Telkom South Africa Ltd *	23,500,174
419,789	Vodacom Group Ltd	5,093,149
566,823	Wilson Bayly Holmes-Ovcon Ltd	7,178,531

	Total South Africa	222,382,618

	South Korea — 11.8%
119,473	BS Financial Group Inc	1,823,147
36,210	Daou Technology Inc	437,214
419,047	DGB Financial Group Inc	6,417,558
146,336	Dongbu Insurance Co Ltd	8,288,102
78,242	GS Engineering & Construction Corp *	2,548,160
144,802	GS Holdings	6,162,342
1,244,650	Hana Financial Group Inc	45,277,346
582,021	Hankook Tire WorldwideCo Ltd	13,339,433
742,768	Hanwha Corp	19,757,895
35,386	Hyundai Heavy Industries Co Ltd	6,431,384
167,425	Hyundai Marine & Fire Insurance Co Ltd	4,755,347
194,742	Hyundai Mobis	55,055,813
177,643	Hyundai Motor Co	39,173,267
790,920	Iljin Holdings Co Ltd	4,995,685
2,840,179	Industrial Bank of Korea	39,044,435
1,518,433	Kia Motors Corp	87,691,541
210,517	KJB Financial Group Co Ltd *	2,352,376
378,208	KNB Financial Group Co Ltd *	5,153,001
118,188	Kolon Industries Inc	8,054,789
17,960	Korea Zinc Co Ltd	6,535,658
1,381,241	KT Corp	41,090,507
1,316,600	KT Corp Sponsored ADR	19,577,842
119,839	LIG Insurance Co Ltd	3,333,930
105,100	Magnachip Semiconductor Corp *	1,305,342
19,039	Neowiz Games Corp *	284,066
18,772	POSCO	5,321,758
1,871	POSCO ADR	132,448
12,341	S-Oil Corp	667,145
21,237	Samsung Electronics Co Ltd GDR (Registered)	15,119,410
280,184	Samsung Engineering Co Ltd *	22,434,121
52,457	Samsung Fire & Marine Insurance Co Ltd	13,378,956
176,280	Samsung Electronics Co Ltd	249,713,631
9,651	SFA Engineering Corp	393,217
233,096	Shinhan Financial Group Co Ltd	10,190,343
11,921	Silicon Works Co Ltd	300,791
599,802	SK Innovation Co Ltd	62,724,879
268,143	SK Telecom Co Ltd	57,636,695
2,104,100	SK Telecom Co Ltd ADR	50,140,703
31,075	SK Holdings Co Ltd	5,613,169
2,234,346	Tong Yang Securities Inc *	4,997,780
3,193,975	Woori Finance Holdings Co Ltd *	37,633,455

	Total South Korea	965,284,681

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Sri Lanka — 0.0%
43,935,867	Anilana Hotels & Properties Ltd * (b)	2,087,778

	Taiwan — 10.1%
6,492,200	Acer Inc *	4,226,095
1,036,933	Advantech Co Ltd	7,685,169
3,580,940	AmTRAN Technology Co Ltd	2,582,152
7,361,920	Asustek Computer Inc	81,108,904
1,821,350	Catcher Technology Co Ltd	16,309,872
2,028,000	China Manmade Fibers *	734,867
13,397,630	China Petrochemical Development Corp	5,184,562
2,414,800	Chong Hong Construction Co Ltd	6,796,419
11,176,529	Chunghwa Telecom Co Ltd	35,793,477
90,883,111	Compal Electronics Inc	74,800,642
1,180,590	Delta Electronics Inc	7,695,845
46,000	Dynapack International Technology Corp	135,707
32,728,092	E.Sun Financial Holding Co Ltd	21,631,346
5,752,084	Far EasTone Telecommunications Co Ltd	13,068,121
5,127,530	Foxconn Technology Co Ltd	11,844,222
405,410	Giant Manufacturing Co Ltd	3,215,131
3,320,310	Highwealth Construction Corp	7,738,285
35,249,557	Hon Hai Precision Industry Co Ltd	108,848,198
5,101,000	HTC Corp	27,265,406
159,000	Huaku Development Co Ltd	399,224
1,390,593	Integrated Memory Logic Ltd	4,120,207
17,714,506	Lite-On Technology Corp	28,730,324
1,600,870	Makalot Industrial Co Ltd	8,234,163
253,030	MediaTek Inc	4,115,313
23,746,880	Mega Financial Holding Co Ltd	19,845,369
1,235,810	Novatek Microelectronics Corp Ltd	6,335,581
10,544,470	Pegatron Corp	20,404,332
900,680	Phison Electronics Corp	6,611,643
18,112,811	Powertech Technology Inc	34,974,333
23,980,150	Quanta Computer Inc	64,578,094
6,857,870	Radiant Opto-Electronics Corp	28,197,283
3,172,720	Realtek Semiconductor Corp	9,797,247
2,003,880	Simplo Technology Co Ltd	10,559,206
1,399,060	Synnex Technology International Corp	2,266,122
15,535,088	Taishin Financial Holding Co Ltd	7,725,185
2,118,786	Taiwan Mobile Co Ltd	6,986,239
627,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	12,893,176
1,781,570	Taiwan Surface Mounting Technology Corp	2,577,321
221,000	Taiwan Semiconductor Manufacturing Co Ltd	885,767
4,953,830	TPK Holding Co Ltd	40,168,225
2,053,160	Tripod Technology Corp	4,033,713
5,318,060	Unimicron Technology Corp	4,889,337
51,957,305	Wistron Corp	44,238,715
159,513	Wowprime Corp	2,332,836

Shares	Description	Value ($)
	Taiwan — continued
3,356,050	WPG Holdings Co Ltd	4,677,844
2,528,670	Yungtay Engineering Co Ltd	6,085,126

	Total Taiwan	823,326,345

	Thailand — 3.6%
2,919,424	Advanced Info Service Pcl (Foreign Registered)	20,398,272
16,557,621	Bangchak Petroleum Pcl (Foreign Registered)	15,153,655
56,000	Bangchak Petroleum Pcl NVDR	51,252
36,895,860	Bangkok Dusit Medical Services Pcl (Foreign Registered)	18,683,005
58,519,860	Banpu Pcl (Foreign Registered)	51,734,711
210,700	Banpu Pcl NVDR	186,119
6,496,971	Electricity Generating Pcl (Foreign Registered)	26,071,985
5,065,801	Glow Energy Pcl (Foreign Registered)	12,353,611
2,983,792	Intouch Holdings Pcl (Foreign Registered) (a)	6,690,976
3,068,642	Intouch Holdings Pcl NVDR	6,940,197
1,902,640	PTT Exploration & Production Pcl (Foreign Registered)	8,904,115
7,932,734	PTT Pcl (Foreign Registered)	71,102,606
5,134,552	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	8,304,002
226,450	Ratchaburi Electricity Generating Holding Pcl NVDR	366,233
10,046,250	Saha Pathana Inter-Holding Pcl (Foreign Registered)	7,081,404
128,992,617	Sansiri Pcl (Foreign Registered)	7,380,908
11,838,933	Thai Oil Pcl (Foreign Registered)	17,963,941
38,884,050	TTW Pcl (Foreign Registered)	12,345,027
5,627,534	VGI Global Media Pcl (Foreign Registered)	2,166,207
42,200	VGI Global Media Pcl NVDR	16,196

	Total Thailand	293,894,422

	Turkey — 5.0%
8,333,013	Akbank TAS	32,488,349
18,428,714	Asya Katilim Bankasi AS *	14,050,150
1,938,729	Aygaz AS	8,563,862
2,151,908	Dogus Otomotiv Servis ve Ticaret AS	8,848,755
11,521,277	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	12,244,732
3,498,831	Emlak Konut Gayrimenkul Yatirim (REIT)	4,460,593
3,268,824	Gubre Fabrikalari TAS	6,268,457
1,601,179	Haci Omer Sabanci Holding AS	7,780,134
4,947,654	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	6,159,103
969,721	Koza Altin Isletmeleri AS	9,675,448
10,623,874	Koza Anadolu Metal Madencilik Isletmeleri AS *	12,372,204
549,983	Pegasus Hava Tasimaciligi AS *	7,410,381
8,242,738	Tekfen Holding AS *	21,862,139

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Turkey — continued
836,751	Tupras-Turkiye Petrol Rafineriler AS	20,323,006
8,925,216	Turk Telekomunikasyon AS	25,813,185
161,956	Turk Traktor ve Ziraat Makineleri AS	4,918,306
4,170,103	Turkcell Iletisim Hizmetleri AS *	26,057,344
61,700	Turkcell Iletisim Hizmetleri AS ADR *	956,350
11,361,991	Turkiye Garanti Bankasi AS	46,259,674
23,531,525	Turkiye IS Bankasi – Class C	66,957,466
9,064,409	Turkiye Vakiflar Bankasi TAO – Class D	21,858,018
3,109,132	Turkiye Halk Bankasi AS	24,145,167
202,899	Ulker Biskuvi Sanayi AS	1,711,156
8,942,641	Yapi ve Kredi Bankasi AS	20,841,892

	Total Turkey	412,025,871

	United Arab Emirates — 0.1%
250,388	Al Noor Hospitals Group Plc	4,319,451
243,282	First Gulf Bank PJSC	1,191,203

	Total United Arab Emirates	5,510,654

	United Kingdom — 0.3%
162,577	British American Tobacco Plc	9,844,192
10,277	British American Tobacco Plc Sponsored ADR	1,246,189
47,000	Unilever Plc Sponsored ADR	2,113,590
238,263	Unilever Plc	10,712,802

	Total United Kingdom	23,916,773

	United States — 0.6%
330,419	Colgate-Palmolive Co.	22,600,659
28,071	Nu Skin Enterprises, Inc. – Class A	2,072,763
74,797	Tupperware Brands Corp.	6,262,005
180,442	Yum! Brands, Inc.	13,949,971

	Total United States	44,885,398

	Vietnam — 0.0%
22,172	FPT Corp	48,439
473,490	Viet Nam Dairy Products JSC	2,752,364

	Total Vietnam	2,800,803

	TOTAL COMMON STOCKS (COST $7,188,141,212)	7,092,806,889

	PREFERRED STOCKS — 11.4%

	Brazil — 7.2%
2,836,330	AES Tiete SA	21,662,102
990,706	Banco Bradesco SA	13,801,694
262,000	Banco Bradesco SA ADR	3,654,900
2,744,100	Banco do Estado do Rio Grande do Sul SA – Class B	13,008,232
1,818,750	Bradespar SA	15,100,098

Shares	Description	Value ($)
	Brazil — continued
783,020	Companhia de Transmissao de Energia Eletrica Paulista	9,097,893
6,373,588	Companhia Energetica de Minas Gerais Sponsored ADR	44,742,588
1,099,100	Companhia Energetica de Sao Paulo – Class B	13,187,434
998,307	Companhia Paranaense de Energia – Class B	14,362,110
860,900	Companhia Paranaense de Energia Sponsored ADR	12,500,268
8,055,423	Companhia Energetica de Minas Gerais	56,020,841
4,261,900	Eletropaulo Metropolitana SA	17,026,293
2,634,247	Gerdau SA	15,674,022
2,248,788	Gerdau SA Sponsored ADR	13,357,801
1,047,700	Gol Linhas Aereas Inteligentes SA *	6,159,090
1,216,553	Gol Linhas Aereas Inteligentes SA ADR *	7,189,828
2,396,172	Itau Unibanco Holding SA ADR	37,140,666
13,196,693	Itausa-Investimentos Itau SA	50,305,655
4,326,433	Metalurgica Gerdau SA	31,497,622
15,204,367	Oi SA	13,166,305
672,000	Oi SA ADR	566,765
1,777,700	Telefonica Brasil SA	35,509,563
2,696,583	Telefonica Brasil SA ADR	54,228,284
578,000	Tim Participacoes SA ADR	15,744,720
6,397,836	Vale SA Sponsored ADR	73,447,157

	Total Brazil	588,151,931

	Russia — 3.0%
25,015,347	Sberbank *	49,267,726
131,806,197	Surgutneftegaz OJSC *	98,366,701
12,100	Surgutneftegaz Sponsored ADR	86,636
43,075	Transneft *	98,733,612

	Total Russia	246,454,675

	South Korea — 1.2%
242,803	Hyundai Motor Co	36,011,382
120,075	Hyundai Motor Co	16,965,159
37,912	Samsung Electronics Co Ltd (Non-Voting)	41,235,101
713	Samsung Electronics Co Ltd GDR	390,724

	Total South Korea	94,602,366

	TOTAL PREFERRED STOCKS (COST $922,327,468)	929,208,972

	INVESTMENT FUNDS — 1.6%

	China — 0.0%
245,374	The China A Share Fund Ltd – Class S2 * (c) (d)	2,258,788

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	7,924,729

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
1,371,900	TDA India Technology Fund II LP * (c) (d)	385,898

	Total India	8,310,627

	Poland — 0.0%
1,749,150	Templeton EE FD * (c) (d)	197,290

	Russia — 0.1%
5,452,004	NCH Eagle Fund LP * (c) (d)	3,127,166
2,769	Steep Rock Russia Fund LP * (c) (d)	2,943,172

	Total Russia	6,070,338

	Thailand — 0.3%
33,512,275	BTS Rail Mass Transit Growth Infrastructure Fund	10,061,317
2,244,262	CPN Commercial Growth Leasehold Property Fund	697,877
2,666,100	TICON Industrial Growth Leasehold Property Fund	799,540
47,502,900	TRUE Telecommunication Growth Infrastructure Fund	14,190,453

	Total Thailand	25,749,187

	United States — 1.1%
2,163,970	iShares MSCI Emerging Markets ETF	92,076,923

	TOTAL INVESTMENT FUNDS (COST $143,153,124)	134,663,153

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
143	CETIP SA Rights, Expires 06/19/14 *	257
25,667	Gol Linhas Aereas Inteligentes SA Rights, Expires 07/04/14 *	—

	Total Brazil	257

	South Korea — 0.0%
22,912	BS Financial Group Inc Rights, Expires 12/31/49 *	43,794
44,280	GS Engineering & Construction Corp Rights, Expires 06/12/14 *	240,888

	Total South Korea	284,682

	TOTAL RIGHTS/WARRANTS (COST $345,001)	284,939

Shares		Description	Value ($)
		MUTUAL FUNDS — 0.4%

		United States — 0.4%
		Affiliated Issuers
	1,366,730	GMO U.S. Treasury Fund	34,168,253

		TOTAL MUTUAL FUNDS (COST $34,168,253)	34,168,253

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
USD	7,102,670	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	7,102,670
EUR	178,250	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.04%, due 06/02/14	242,981
GBP	127,034	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.08%, due 06/02/14	212,934
HKD	1,569,277	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	202,410
SGD	2,081,675	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	1,659,631
ZAR	10,562	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.19%, due 06/02/14	998
NOK	1,578,822	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	264,110

		Total Time Deposits	9,685,734

		TOTAL SHORT-TERM INVESTMENTS (COST $9,685,734)	9,685,734

		TOTAL INVESTMENTS — 100.2% (Cost $8,297,820,792)	8,200,817,940
		Other Assets and Liabilities (net) — (0.2%)	(15,070,556)

		TOTAL NET ASSETS — 100.0%	$8,185,747,384

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of May 31, 2014
The China A Share Fund Ltd – Class S2	4/23/10	$2,453,738	0.03%	$2,258,788
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.10%	7,924,729
NCH Eagle Fund LP	4/6/09	5,452,004	0.04%	3,127,166
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.04%	2,943,172
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	385,898
Templeton EE FD	12/05/97-6/24/02	471,720.00	0.00%	197,290

				$16,837,043

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
5,542,850	USD	8/5/2014	CSI	Depreciation of Total Return of Acer Inc + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	$3,596
3,865,200	USD	8/25/2014	CSI	Depreciation of Total Return of Acer Inc + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	41,712
37,800,000	USD	6/16/2014	CSI	Depreciation of Total Return on Astra International + (Monthly BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Astra International	(3,168,312)
28,886,535	USD	6/5/2014	MSCI	Depreciation of Total Return on Asustek Computer Inc + (Monthly Fed Funds Rate minus 1.00%)	Appreciation of Total Return on Asustek Computer Inc	391,687
11,770,995	USD	10/1/2014	JPM	Depreciation of Total Return on HTC Corp (LIBOR minus 6.50%)	Appreciation of Total Return on HTC Corp	70,248
27,377,500	USD	8/20/2014	CSI	Depreciation of Total Return on HTC Corp + (3 Month BBA USD LIBOR minus 3.00%)	Appreciation of Total Return on HTC Corp	(635,080)

						$(3,296,149)

				Premiums to (Pay) Receive		$—

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

ETF - Exchange-Traded Fund

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Affiliated company.

(c)	Private placement securities are restricted as to resale.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Counterparty Abbreviations:

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

NOK - Norwegian Krone

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Taiwan — 96.2%
2,651,000	AmTRAN Technology Co Ltd	1,911,589
1,286,323	Asustek Computer Inc	14,171,880
448	Catcher Technology Co Ltd	4,012
1,156,000	China Manmade Fibers *	418,889
5,947,000	China Petrochemical Development Corp	2,301,347
914,163	Chong Hong Construction Co Ltd	2,572,898
2,483,132	Chunghwa Telecom Co Ltd	7,952,373
8,817,486	Compal Electronics Inc	7,257,164
445,000	Delta Electronics Inc	2,900,796
537,000	Dynapack International Technology Corp	1,584,229
8,191,238	E.Sun Financial Holding Co Ltd	5,413,927
1,642,767	Far EasTone Telecommunications Co Ltd	3,732,191
800	Foxconn Technology Co Ltd	1,848
245,000	Giant Manufacturing Co Ltd	1,942,989
1,254,550	Highwealth Construction Corp	2,923,843
7,017,161	Hon Hai Precision Industry Co Ltd	21,668,509
1,158,028	HTC Corp	6,189,787
537,000	Huaku Development Co Ltd	1,348,323
705,000	Integrated Memory Logic Ltd	2,088,854
258	Lite-On Technology Corp	418
545,000	Makalot Industrial Co Ltd	2,803,238
130,379	MediaTek Inc	2,120,501
6,060,609	Mega Financial Holding Co Ltd	5,064,877
479,995	Novatek Microelectronics Corp Ltd	2,460,773
2,000	Pegatron Corp	3,870
342,000	Phison Electronics Corp	2,510,527
3,627,475	Powertech Technology Inc	7,004,353
1,890,856	Quanta Computer Inc	5,092,040
1,563,670	Radiant Opto-Electronics Corp	6,429,292
1,024,870	Realtek Semiconductor Corp	3,164,762
652,000	Simplo Technology Co Ltd	3,435,636
1,068,000	Synnex Technology International Corp	1,729,888
5,715,160	Taishin Financial Holding Co Ltd	2,841,997
804,158	Taiwan Mobile Co Ltd	2,651,537
194,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	3,992,752
1,231,000	Taiwan Surface Mounting Technology Corp	1,780,835
17,000	Taiwan Semiconductor Manufacturing Co Ltd	68,136
1,052,358	TPK Holding Co Ltd	8,533,065
1,051,000	Tripod Technology Corp	2,064,833
2,299,000	Unimicron Technology Corp	2,113,663
2,780,261	Wistron Corp	2,367,235
123,662	Wowprime Corp	1,808,524
1,688,000	WPG Holdings Co Ltd	2,352,826
980,152	Yungtay Engineering Co Ltd	2,358,690

	Total Taiwan	161,139,716

	TOTAL COMMON STOCKS (COST $141,392,942)	161,139,716

Shares / Par Value		Description	Value ($)
		INVESTMENT FUNDS — 1.5%

		United States — 1.5%
	171,470	iShares MSCI Taiwan ETF	2,590,912

		TOTAL INVESTMENT FUNDS (COST $2,539,323)	2,590,912

		MUTUAL FUNDS — 0.6%

		United States — 0.6%
		Affiliated Issuers
	36,925	GMO U.S. Treasury Fund	923,116

		TOTAL MUTUAL FUNDS (COST $923,116)	923,116

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposit — 0.1%
USD	162,566	BNP Paribas (Paris) Time Deposit, 0.06%, due 06/02/14	162,566

		Total Time Deposits	162,566

		TOTAL SHORT-TERM INVESTMENTS (COST $162,566)	162,566

		TOTAL INVESTMENTS — 98.4% (Cost $145,017,947)	164,816,310
		Other Assets and Liabilities (net) — 1.6%	2,718,152

		TOTAL NET ASSETS — 100.0%	$167,534,462

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*	Non-income producing security.

Currency Abbreviations:

USD - United States Dollar

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	60,457,115	5,113,606	(9,049,310)	(3,935,704)
Emerging Domestic Opportunities Fund	2,574,295,368	176,321,638	(82,430,451)	93,891,187
Emerging Markets Fund	8,476,244,266	681,606,236	(957,032,562)	(275,426,326)
Taiwan Fund	147,033,731	18,454,290	(671,711)	17,782,579

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$476,272	$3,006,824	$3,163,196	$41	$—	$319,900

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$112,049,934	$264,065,226	$339,433,357	$13,713	$—	$36,681,803

Emerging Markets Fund
GMO U.S. Treasury Fund	$43,407,219	$389,413,304	$398,652,270	$6,911	$—	$34,168,253

Taiwan Fund
GMO U.S. Treasury Fund	$1,117,753	$10,341,172	$10,535,809	$231	$—	$923,116

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through May 31, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Investments in other affiliated issuers

An affiliated company is a company in which a Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
TICON Industrial Growth Leasehold Property Fund	$—	$8,083,421	$534,951	$310,493	$10,702,098
Emerging Markets Fund
Anilana Hotels & Properties Ltd	$2,414,415	$—	$—	$—	$2,087,778
Kiri Industries Ltd	826,942	86,155	—	—	2,361,321

Totals	$3,241,357	$86,155	$—	$—	$4,449,099

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2014 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	0%	*	88%
Emerging Domestic Opportunities Fund	—		69%
Emerging Markets Fund	< 1%		87%
Taiwan Fund	—		94%

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Brazil	$544,368	$2,855,647	$—		$3,400,015
China	432,066	6,904,542	—		7,336,608
Czech Republic	—	2,037,685	—		2,037,685
Egypt	—	1,200,093	—		1,200,093
France	—	89,649	—		89,649
Hungary	—	41,849	—		41,849
India	139,729	3,183,582	—		3,323,311
Indonesia	611,520	1,902,743	—		2,514,263
Malaysia	—	275,794	—		275,794
Mexico	618,395	—	—		618,395
Norway	—	81,187	—		81,187
Panama	114,344	—	—		114,344
Peru	477,322	—	—		477,322
Philippines	—	516,051	—		516,051
Poland	—	1,875,277	—		1,875,277
Russia	339,683	4,878,329	—		5,218,012
South Africa	16,887	1,329,215	—		1,346,102
South Korea	1,273,644	7,891,524	—		9,165,168
Taiwan	108,968	5,055,374	0	*	5,164,342
Thailand	—	1,673,368	—		1,673,368
Turkey	9,300	1,821,280	—		1,830,580

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
United Kingdom	$8,994	$153,205	$—		$162,199
United States	355,463	—	—		355,463

TOTAL COMMON STOCKS	5,050,683	43,766,394	0	*	48,817,077

Preferred Stocks
Brazil	1,394,983	1,955,757	—		3,350,740
Russia	—	2,221,211	—		2,221,211
South Korea	—	660,824	—		660,824

TOTAL PREFERRED STOCKS	1,394,983	4,837,792	—		6,232,775

Investment Funds
Thailand	—	245,486	—		245,486
United States	848,787	—	—		848,787

TOTAL INVESTMENT FUNDS	848,787	245,486	—		1,094,273

Rights/warrants
Brazil	2	—	—		2

TOTAL RIGHTS/WARRANTS	2	—	—		2

Mutual Funds
United States	319,900	—	—		319,900

Total Mutual Funds	319,900	—	—		319,900

Short-Term Investments	57,384	—	—		57,384

Total Investments	7,671,739	48,849,672	0	*	56,521,411

Total	$7,671,739	$48,849,672	$0	*	$56,521,411

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$38,598,264	$—		$38,598,264
Brazil	—	93,800,353	—		93,800,353
China	119,784,569	151,466,453	—		271,251,022
France	—	42,305,703	—		42,305,703
Germany	—	15,706,893	—		15,706,893
India	33,114,627	406,990,086	—		440,104,713
Indonesia	—	126,933,172	—		126,933,172
Malaysia	—	71,883,720	—		71,883,720
Mexico	151,150,025	—	—		151,150,025
Nigeria	—	15,933,446	—		15,933,446
Norway	—	37,696,481	—		37,696,481
Panama	58,336,594	—	—		58,336,594
Philippines	4,214,865	115,240,219	—		119,455,084
Poland	—	40,193,937	—		40,193,937
Qatar	—	51,496,905	—		51,496,905
Russia	12,003,708	33,809,171	—		45,812,879
South Africa	—	72,130,353	—		72,130,353
South Korea	6,615,208	9,124,956	—		15,740,164
Switzerland	—	76,022,199	—		76,022,199
Taiwan	—	89,432,964	—		89,432,964
Thailand	—	84,462,700	—		84,462,700
Turkey	—	29,393,056	—		29,393,056
United Arab Emirates	—	23,703,282	—		23,703,282
United Kingdom	11,723,918	125,946,498	—		137,670,416
United States	351,910,322	—	—		351,910,322
Vietnam	—	15,015,214	—		15,015,214

TOTAL COMMON STOCKS	748,853,836	1,767,286,025	—		2,516,139,861

Preferred Stocks
Brazil	19,425,278	4,520,702	—		23,945,980

TOTAL PREFERRED STOCKS	19,425,278	4,520,702	—		23,945,980

Description	Level 1	Level 2	Level 3		Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Investment Funds
Thailand	$—	$80,396,007	$—		$80,396,007

TOTAL INVESTMENT FUNDS	—	80,396,007	—		80,396,007

Rights/warrants
Brazil	1,599	—	0	*	1,599

TOTAL RIGHTS/WARRANTS	1,599	—	0		1,599

Mutual Funds
United States	36,681,803	—	—		36,681,803

TOTAL MUTUAL FUNDS	36,681,803	—	—		36,681,803

Short-Term Investments	11,021,305	—	—		11,021,305

Total Investments	815,983,821	1,852,202,734	0		2,668,186,555

Derivatives**
Swap Contracts
Equity risk	—	361,633	—		361,633

Total	$815,983,821	$1,852,564,367	$0	*	$2,668,548,188

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$110,363,175	$489,099,193	$—		$599,462,368
China	69,074,759	1,291,630,549	—		1,360,705,308
Czech Republic	—	154,775,724	—		154,775,724
Egypt	—	36,214,021	—		36,214,021
France	—	8,006,069	—		8,006,069
Hungary	—	21,145,246	—		21,145,246
India	19,813,379	470,394,102	—		490,207,481
Indonesia	28,636,608	184,793,442	225,437		213,655,487
Malaysia	—	39,147,954	—		39,147,954
Mexico	145,671,004	—	—		145,671,004
Nigeria	—	3,332,209	—		3,332,209
Norway	—	7,165,047	—		7,165,047
Panama	29,834,208	—	—		29,834,208
Peru	52,448,195	—	—		52,448,195
Philippines	3,396,277	47,193,942	—		50,590,219
Poland	—	226,546,386	—		226,546,386
Qatar	—	9,249,070	—		9,249,070
Russia	49,504,194	799,031,356	—		848,535,550
South Africa	4,722,731	217,659,887	—		222,382,618
South Korea	71,156,335	894,128,346	—		965,284,681
Sri Lanka	—	2,087,778	—		2,087,778
Taiwan	12,893,176	810,433,169	—		823,326,345
Thailand	—	293,894,422	—		293,894,422
Turkey	956,350	411,069,521	—		412,025,871
United Arab Emirates	—	5,510,654	—		5,510,654
United Kingdom	3,359,779	20,556,994	—		23,916,773
United States	44,885,398	—	—		44,885,398
Vietnam	—	2,800,803	—		2,800,803

TOTAL COMMON STOCKS	646,715,568	6,445,865,884	225,437		7,092,806,889

Preferred Stocks
Brazil	262,572,977	325,578,954	—		588,151,931
Russia	86,636	246,368,039	—		246,454,675
South Korea	—	94,602,366	—		94,602,366

TOTAL PREFERRED STOCKS	262,659,613	666,549,359	—		929,208,972

Investment Funds
China	—	—	2,258,788		2,258,788
India	—	—	8,310,627		8,310,627
Poland	—	—	197,290		197,290

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Russia	$—	$—	$6,070,338	$6,070,338
Thailand	—	25,749,187	—	25,749,187
United States	92,076,923	—	—	92,076,923

TOTAL INVESTMENT FUNDS	92,076,923	25,749,187	16,837,043	134,663,153

Rights/warrants
Brazil	257	—	—	257
South Korea	—	240,888	43,794	284,682

Total Rights/Warrants	257	240,888	43,794	284,939

Mutual Funds
United States	34,168,253	—	—	34,168,253

TOTAL MUTUAL FUNDS	34,168,253	—	—	34,168,253

Short-Term Investments	9,685,734	—	—	9,685,734
Total Investments	1,045,306,348	7,138,405,318	17,106,274	8,200,817,940

Derivatives**
Swap Contracts
Equity Risk	—	507,243	—	507,243

Total	$1,045,306,348	$7,138,912,561	$17,106,274	$8,201,325,183

Liability Valuation Inputs
Derivatives**
Swap Contracts
Equity Risk	$—	$(3,803,392)	$—	$(3,803,392)

Total	$—	$(3,803,392)	$—	$(3,803,392)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$3,992,752	$157,146,964	$—	$161,139,716

TOTAL COMMON STOCKS	3,992,752	157,146,964	—	161,139,716

Investment Funds
United States	2,590,912	—	—	2,590,912

TOTAL INVESTMENT FUNDS	2,590,912	—	—	2,590,912

Mutual Funds
United States	923,116	—	—	923,116

TOTAL MUTUAL FUNDS	923,116	—	—	923,116

Short-term Investments	162,566	—	—	162,566

Total Investments	7,669,346	157,146,964	—	164,816,310

Total	$7,669,346	$157,146,964	$—	$164,816,310

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.
**	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2014
Emerging Markets Fund
Common Stocks
Indonesia	$226,693	$—	$—	$—	$—	$(1,256)	$—	$—	$225,437	$(1,256)

Total Common Stocks	$226,693	$—	$—	$—	$—	$(1,256)	$—	$—	$225,437	$(1,256)

Investment Funds
China	$2,298,416	$—	$—	$—	$—	$(39,628)	$—	$—	2,258,788	$(39,628)
India	7,733,819	—	—	—	—	576,808	—	—	8,310,627	576,808
Poland	188,774	—	—	—	—	8,516	—	—	197,290	8,516
Russia	4,368,072	—	(126,996)	—	—	1,829,262	—	—	6,070,338	1,829,262

Total Investment Funds	14,589,081	—	(126,996)	—	—	2,374,958	—	—	16,837,043	2,374,958

Total	$14,815,774	$—	$(126,996)	$—	$—	$2,373,702	$—	$—	$17,062,480	$2,373,702

Rights and/or Warrants
South Korea	$—	$43,080	$—	$—	$—	$714	$—	$—	$43,794	$714

Total	$14,815,774	$43,080	$(126,996)	$—	$—	$2,374,416	$—	$—	$17,106,274	$2,374,416

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of May 31, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	0%	*
Emerging Domestic Opportunities Fund	0%	*
Emerging Markets Fund	< 1%
Taiwan Fund	—

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.09% of the Fund’s total net assets as of May 31, 2014. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equities	X	X	X	X
Illiquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of those equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings are often more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to illiquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a

Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved and it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Swap contracts
As a substitute for direct investment in securities		X	X
To achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$2	$—	$—	$—	$2

Total	$—	$2	$—	$—	$—	$2

Emerging Domestic Opportunities Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$1,599	$—	$—	$—	$1,599
Unrealized Appreciation on Swap Contracts	—	361,633	—	—	—	361,633

Total	$—	$363,232	$—	$—	$—	$363,232

Emerging Markets Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$284,939	$—	$—	$—	$284,939
Unrealized Appreciation on Swap Contracts	—	507,243	—	—	—	507,243

Total	$—	$792,182	$—	$—	$—	$792,182

Liability:
Unrealized Depreciation on Swap Contracts	$—	$(3,803,392)	$—	$—	$—	$(3,803,392)

Total	$—	$(3,803,392)	$—	$—	$—	$(3,803,392)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap contracts) outstanding at each month-end, was as follows for the period ended May 31, 2014:

	Swap Contracts ($)	Rights and/ or warrants ($)
Emerging Countries Fund	—	844
Emerging Domestic Opportunities Fund	33,072,435	533
Emerging Markets Fund	110,878,165	309,720

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 71.6%

	Australia — 0.5%
1,930,002	Arrium Ltd	1,631,691
168,085	Bank of Queensland Ltd	1,880,922
76,280	Bendigo and Adelaide Bank Ltd	833,538
397,733	BlueScope Steel Ltd *	2,168,478
31,574	CSL Ltd	2,076,865
1,003,425	Goodman Fielder Ltd	636,317
237,870	Investa Office Fund (REIT)	742,961
1,081,635	Mirvac Group (REIT)	1,825,199
418,138	Pacific Brands Ltd	220,007
223,920	QBE Insurance Group Ltd	2,375,022
756,924	Stockland (REIT)	2,751,540
522,887	TABCORP Holdings Ltd	1,695,588
354,952	Tatts Group Ltd	1,005,407

	Total Australia	19,843,535

	Austria — 0.1%
13,215	Erste Group Bank AG	459,448
68,043	OMV AG	2,820,047
48,783	Voestalpine AG	2,259,752

	Total Austria	5,539,247

	Belgium — 0.2%
73,795	Ageas	3,104,212
87,288	Belgacom SA	2,891,155
50,932	Delhaize Group	3,625,647

	Total Belgium	9,621,014

	Canada — 0.1%
15,600	Canadian Tire Corp Ltd	1,504,753
118,200	First Quantum Minerals Ltd	2,493,069
29,800	Home Capital Group Inc	1,340,079
26,600	RONA Inc	268,625

	Total Canada	5,606,526

	Denmark — 0.2%
1,786	AP Moller – Maersk A/S – Class A	4,673,656
15,878	Carlsberg A/S – Class B	1,656,326
17,168	Jyske Bank A/S (Registered) *	950,555

	Total Denmark	7,280,537

	Finland — 0.5%
119,298	Fortum Oyj	2,911,148
15,256	Neste Oil Oyj	312,504
1,563,176	Nokia Oyj *	12,682,334
45,143	Sampo Oyj – Class A	2,278,298
115,984	UPM – Kymmene Oyj	2,043,963

	Total Finland	20,228,247

Shares	Description	Value ($)
	France — 6.1%
212,528	Air France – KLM *	3,242,315
10,601	Alstom SA	417,843
307,728	ArcelorMittal	4,683,658
170,525	AXA	4,214,651
95,227	BNP Paribas	6,666,876
79,591	Bouygues SA	3,701,472
124,759	Carrefour SA	4,535,042
60,036	Cie Generale des Etablissements Michelin – Class B	7,393,134
40,775	CNP Assurances	879,840
149,336	Compagnie de Saint-Gobain	8,519,310
55,718	Credit Agricole SA	869,611
72,036	Electricite de France	2,529,066
670,114	GDF Suez	18,702,630
6,866	Lafarge SA	593,262
1,189,632	Orange	19,900,336
395,065	Peugeot SA, *	5,598,896
104,120	Renault SA	9,791,075
227,933	Sanofi	24,369,007
71,277	Schneider Electric SA	6,714,636
126,967	Societe Generale	7,318,464
109,551	Technicolor *	808,631
904,111	Total SA	63,474,511
27,447	Vallourec SA	1,493,476
128,953	Veolia Environnement SA	2,463,898
133,938	Vinci SA	9,919,389
673,145	Vivendi SA *	17,650,764

	Total France	236,451,793

	Germany — 4.3%
68,811	Allianz SE (Registered)	11,689,489
48,709	Aurubis AG	2,654,591
227,017	BASF SE	26,162,693
139,033	Bayerische Motoren Werke AG	17,455,688
67,446	Commerzbank AG *	1,073,074
321,339	Daimler AG (Registered)	30,527,785
154,630	Deutsche Lufthansa AG (Registered)	4,086,325
112,653	Deutsche Bank AG (Registered)	4,562,586
767,907	Deutsche Telekom AG (Registered)	12,966,897
17,737	Duerr AG	1,519,811
1,145,770	E.ON AG	22,321,323
78,809	Freenet AG	2,449,678
12,623	Hannover Rueck SE	1,123,177
15,476	HeidelbergCement AG	1,334,165
53,075	K+S AG (Registered)	1,847,194
104,980	Kloeckner & Co SE *	1,768,096
60,225	Metro AG *	2,520,178
27,254	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,046,630
318,610	RWE AG	12,797,766
31,850	Salzgitter AG	1,363,151
23,000	Telefonica Deutschland Holding AG	178,745

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
9,346	Volkswagen AG	2,463,964

	Total Germany	168,913,006

	Hong Kong — 0.3%
146,000	Cheung Kong Holdings Ltd	2,613,471
1,310,500	Esprit Holdings Ltd	1,933,286
245,500	Link (REIT)	1,309,353
274,626	Sun Hung Kai Properties Ltd	3,762,359
130,000	Wharf Holdings Ltd (The)	924,617
372,200	Yue Yuen Industrial Holdings	1,152,135

	Total Hong Kong	11,695,221

	Ireland — 0.1%
42,039	CRH Plc	1,154,624
64,602	Smurfit Kappa Group Plc	1,559,529

	Total Ireland	2,714,153

	Israel — 0.3%
156,416	Bank Hapoalim BM	913,687
531,841	Bank Leumi Le-Israel *	2,106,703
68,300	Check Point Software Technologies Ltd *	4,403,984
850,810	Israel Discount Bank Ltd – Class A *	1,498,276
99,466	Partner Communications Co Ltd *	838,142

	Total Israel	9,760,792

	Italy — 2.1%
2,389,836	A2A SPA	2,865,741
60,544	Azimut Holding SPA	1,659,172
41,751	Banco Popolare SC *	806,415
3,642,583	Enel SPA	20,631,724
953,749	ENI SPA	24,290,361
57,724	Exor SPA	2,480,718
464,030	Fiat SPA *	4,860,821
425,890	Finmeccanica SPA *	3,501,735
31,263	Italcementi SPA-Di RISP	221,667
871,570	Mediaset SPA *	4,306,535
184,107	Mediolanum SPA	1,581,273
39,204	Recordati SPA	660,425
22,045	Saipem SPA *	575,081
7,168,559	Telecom Italia SPA *	8,910,572
3,858,427	Telecom Italia SPA-Di RISP	3,688,226

	Total Italy	81,040,466

	Japan — 4.7%
20,400	Adastria Holdings Co Ltd	466,941
223,100	Aeon Co Ltd	2,700,490
20,100	Alfresa Holdings Corp	1,218,838
9,400	Asatsu – DK Inc	226,470
191,500	Astellas Pharma Inc	2,463,660
132,000	Calsonic Kansei Corp	827,876
4,900	Central Japan Railway Co	651,601

Shares	Description	Value ($)
	Japan — continued
27,800	Chubu Electric Power Co Inc *	334,783
709,000	Cosmo Oil Co Ltd	1,363,969
586,000	Daikyo Inc	1,256,415
35,700	Daito Trust Construction Co Ltd	3,877,149
288,000	Daiwa Securities Group Inc	2,339,345
397,000	DIC Corp	1,067,541
10,900	FujiFilm Holdings Corp	283,180
32,700	Fuji Oil Co Ltd	409,755
89,000	Gunze Ltd	247,967
48,000	Hakuhodo DY Holdings Inc	436,025
109,000	Hanwa Co Ltd	436,882
445,300	Haseko Corp	3,241,314
68,700	Honda Motor Co Ltd	2,411,715
47,600	Idemitsu Kosan Co Ltd	990,769
165,300	INPEX Corp	2,394,517
71,500	IT Holdings Corp	1,217,258
509,100	Itochu Corp	6,044,014
484,000	Japan Tobacco Inc	16,440,723
159,000	JFE Holdings Inc	3,033,770
837,200	JX Holdings Inc	4,376,231
64,200	K’s Holdings Corp	1,854,591
63,200	Kao Corp	2,508,190
1,551,000	Kawasaki Kisen Kaisha Ltd	3,266,667
45,300	KDDI Corp	2,706,813
1,615,000	Kobe Steel Ltd	2,248,806
21,600	Kohnan Shoji Co Ltd	215,330
378,500	Leopalace21 Corp *	1,730,448
636,000	Marubeni Corp	4,357,470
87,800	Medipal Holdings Corp	1,237,108
581,300	Mitsubishi Chemical Holdings Corp	2,415,814
334,800	Mitsubishi Corp	6,635,699
269,400	Mitsubishi UFJ Lease & Finance Co Ltd	1,462,746
678,000	Mitsui Chemicals Inc	1,693,389
779,000	Mitsui Engineer & Shipbuilding Co Ltd	1,516,198
394,000	Mitsui & Co Ltd	5,995,670
551,000	Mitsui Mining & Smelting Co Ltd	1,350,863
726,000	Mitsui OSK Lines Ltd	2,617,453
78,100	Net One Systems Co Ltd	586,267
128,000	Nichirei Corp	633,218
576,800	Nippon Light Metal Co Ltd	837,041
76,500	Nippon Paper Industries Co Ltd	1,571,593
125,800	Nippon Telegraph & Telephone Corp	7,447,589
916,000	Nippon Yusen Kabushiki Kaisha	2,711,824
161,200	Nipro Corp	1,424,633
1,020,500	Nissan Motor Co Ltd	9,210,068
92,000	Nisshinbo Holdings Inc	869,332
136,800	North Pacific Bank Ltd	534,067
260,300	NTT Docomo, Inc.	4,339,709
10,600	Okinawa Electric Power Co	343,452
667	ORIX JREIT Inc (REIT)	892,675
661,300	Resona Holdings Inc	3,474,303
104,800	Round One Corp	703,086

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
17,900	Ryohin Keikaku Co Ltd	1,949,656
58,500	Sega Sammy Holdings Inc	1,130,612
46,000	Seino Holdings Co Ltd	505,593
9,600	Shimamura Co Ltd	930,847
202,300	Showa Shell Sekiyu KK	2,191,960
1,616,400	Sojitz Corp	2,586,940
1,179,200	Sumitomo Mitsui Construction Co Ltd *	1,234,173
444,300	Sumitomo Corp	5,839,324
106,400	Sumitomo Electric Industries Ltd	1,439,372
160,000	Sumitomo Metal Mining Co Ltd	2,433,285
479,000	Sumitomo Mitsui Trust Holdings Inc	1,944,499
19,300	Suzuken Co Ltd	685,098
76,100	Takeda Pharmaceutical Co Ltd	3,455,203
723,200	Tokyo Electric Power Co Inc (The) *	2,939,864
224,000	Tokyo Tatemono Co Ltd	2,056,710
89,000	TonenGeneral Sekiyu KK	855,698
500,000	Tosoh Corp	2,394,449
134,400	Toyota Tsusho Corp	3,579,343
174,400	UNY Co Ltd	1,105,146
737,000	Yamada Denki Co Ltd	2,726,503

	Total Japan	182,135,585

	Netherlands — 0.6%
497,933	Aegon NV	4,326,448
29,755	Corbion NV	663,650
502,658	ING Groep NV *	7,049,724
222,151	Koninklijke Ahold NV	4,039,801
241,839	Koninklijke BAM Groep NV	1,265,387
16,519	Koninklijke DSM NV	1,192,125
1,104,542	Koninklijke KPN NV *	4,090,027

	Total Netherlands	22,627,162

	New Zealand — 0.1%
208,178	Chorus Ltd	301,676
160,438	Fletcher Building Ltd	1,221,035
1,031,678	Telecom Corp of New Zealand	2,358,097

	Total New Zealand	3,880,808

	Norway — 0.6%
147,204	DNB ASA	2,768,618
144,583	Golden Ocean Group Ltd	263,003
35,221	Petroleum Geo – Services ASA	380,274
422,126	Statoil ASA	12,937,226
49,404	Telenor ASA	1,171,773
31,745	TGS Nopec Geophysical Co ASA	1,036,085
62,089	Yara International ASA	2,835,150

	Total Norway	21,392,129

	Portugal — 0.1%
1,016,735	EDP-Energias de Portugal SA	4,812,067

Shares	Description	Value ($)
	Singapore — 0.2%
1,039,000	Ezra Holdings Ltd	899,658
6,987,000	Golden Agri-Resources Ltd	3,209,174
2,851,000	Noble Group Ltd	3,152,211
218,600	Singapore Technologies Engineering Ltd	674,942
422,000	Swiber Holdings Ltd	193,693
1,629,000	Yangzijiang Shipbuilding Holdings Ltd	1,313,291

	Total Singapore	9,442,969

	Spain — 1.9%
6,962	Acciona SA	561,880
31,183	ACS Actividades de Construccion y Servicios SA	1,385,893
342,865	Banco Santander SA	3,510,820
54,341	Enagas	1,599,199
230,668	Gas Natural SDG SA	6,648,279
2,008,109	Iberdrola SA	14,456,138
164,984	Indra Sistemas SA	2,975,545
109,652	Mapfre SA	448,108
372,245	Repsol YPF SA	10,489,537
1,803,210	Telefonica SA	30,275,466

	Total Spain	72,350,865

	Sweden — 0.4%
218,702	Ericsson LM – Class B	2,726,071
66,084	Investor AB	2,597,983
43,869	Skanska AB – Class B	1,016,439
83,657	Swedbank AB – Class A	2,227,624
100,249	Tele2 AB – B Shares	1,186,929
833,665	TeliaSonera AB	6,178,375
101,641	Volvo AB – Class B	1,479,652

	Total Sweden	17,413,073

	Switzerland — 0.4%
115,787	ABB Ltd (Registered)	2,751,199
56,745	Holcim Ltd (Registered)	4,981,405
43,902	Novartis AG (Registered)	3,950,046
2,194	Swiss Life Holding AG (Registered)	527,671
17,258	Zurich Insurance Group AG	5,183,956

	Total Switzerland	17,394,277

	United Kingdom — 5.9%
103,931	Amlin Plc	819,987
116,762	Ashtead Group Plc	1,725,785
423,939	AstraZeneca Plc	30,629,190
426,396	Aviva Plc	3,751,823
653,975	BAE Systems Plc	4,645,798
507,043	Balfour Beatty Plc	2,006,103
938,347	Barclays Plc	3,881,780
232,233	BG Group Plc	4,762,030
5,330,507	BP Plc	44,933,825
49,162	Bunzl Plc	1,378,001
65,351	Cape Plc	333,135

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
95,941	Catlin Group Ltd	842,856
378,628	Centrica Plc	2,132,863
249,291	Cobham Plc	1,333,562
433,937	Debenhams Plc	554,292
1,846,176	Dixons Retail Plc *	1,502,526
149,985	Drax Group Plc	1,582,288
822,067	FirstGroup Plc *	1,933,729
468,036	Home Retail Group Plc	1,479,662
418,524	HSBC Holdings Plc	4,414,758
290,086	Imperial Tobacco Group Plc	13,099,627
141,318	Inchcape Plc	1,478,578
132,578	Intermediate Capital Group Plc	930,342
26,571	JD Wetherspoon Plc	357,895
55,262	J Sainsbury Plc	320,903
55,124	Lancashire Holdings Ltd	599,957
619,793	Legal & General Group Plc	2,395,554
1,566,802	Man Group Plc	2,637,582
200,492	Marks & Spencer Group Plc	1,513,673
44,283	Micro Focus International Plc	622,829
109,717	National Express Group Plc	510,516
22,863	Next Plc	2,551,871
20,833	Pearson Plc	409,152
361,194	Royal Bank of Scotland Group Plc *	2,100,862
816,234	Royal Dutch Shell Plc A Shares (London)	32,096,896
577,435	Royal Dutch Shell Plc B Shares (London)	23,604,175
87,342	RSA Insurance Group Plc *	702,566
115,093	Scottish & Southern Energy Plc	3,004,004
162,769	Spirit Pub Co Plc	219,711
215,410	Standard Life Assurance Plc	1,446,277
1,673,584	Tesco Plc	8,520,600
1,021,262	Thomas Cook Group Plc *	2,811,111
340,589	TUI Travel Plc	2,344,395
2,780,980	Vodafone Group Plc	9,750,261

	Total United Kingdom	228,673,330

	United States — 41.9%
215,300	3M Co.	30,691,015
553,800	Abbott Laboratories	22,157,538
50,800	AbbVie, Inc.	2,759,964
156,700	Accenture Plc – Class A	12,763,215
44,500	Adobe Systems, Inc. *	2,872,030
45,000	Aetna, Inc.	3,489,750
36,900	AFLAC, Inc.	2,259,387
37,500	Allergan, Inc.	6,279,750
69,200	American International Group, Inc.	3,741,644
115,300	Amgen, Inc.	13,373,647
7,000	Ansys, Inc. *	514,150
65,200	Apache Corp.	6,077,944
87,000	Apple, Inc.	55,071,000
69,900	AT&T, Inc.	2,479,353
33,300	Automatic Data Processing, Inc.	2,653,344
267,000	Bank of America Corp.	4,042,380

Shares	Description	Value ($)
	United States — continued
148,500	Baxter International, Inc.	11,049,885
66,800	Becton, Dickinson and Co.	7,862,360
226,500	Bed Bath & Beyond, Inc. *	13,782,525
27,000	Biogen Idec, Inc. *	8,622,990
101,900	Bristol – Myers Squibb Co.	5,068,506
9,300	Brown-Forman Corp. – Class B	861,831
17,600	CA, Inc.	504,944
18,000	Cerner Corp. *	972,900
514,000	Chevron Corp.	63,114,060
34,200	Church & Dwight Co., Inc.	2,367,666
12,100	CH Robinson Worldwide, Inc.	724,306
2,291,200	Cisco Systems, Inc.	56,409,344
74,100	Citigroup, Inc.	3,524,937
13,600	Citrix Systems, Inc. *	842,792
48,500	Coach, Inc.	1,974,435
1,253,700	Coca-Cola Co. (The)	51,288,867
105,500	Cognizant Technology Solutions Corp. – Class A *	5,128,355
329,400	Colgate-Palmolive Co.	22,530,960
249,700	ConocoPhillips	19,961,018
71,000	Costco Wholesale Corp.	8,237,420
85,400	Covidien Plc	6,243,594
5,800	CR Bard, Inc.	857,878
60,700	CVS Caremark Corp.	4,754,024
153,900	Danaher Corp.	12,070,377
239,000	eBay, Inc. *	12,124,470
167,600	Eli Lilly & Co.	10,032,536
600,500	EMC Corp.	15,949,280
217,100	Emerson Electric Co.	14,487,083
753,800	Express Scripts Holding Co. *	53,874,086
506,500	Exxon Mobil Corp.	50,918,445
106,300	General Motors Co.	3,675,854
27,000	General Dynamics Corp.	3,189,240
134,000	General Mills, Inc.	7,360,620
27,800	Genuine Parts Co.	2,399,974
44,000	Gilead Sciences, Inc. *	3,573,240
71,900	Google, Inc. – Class A *	41,101,635
65,000	Google, Inc. – Class C *	36,463,700
6,700	Henry Schein, Inc. *	801,655
9,200	Herbalife Ltd.	596,436
23,600	Hess Corp.	2,154,680
362,200	Hewlett-Packard Co.	12,133,700
13,200	Hormel Foods Corp.	649,572
44,300	Humana, Inc.	5,513,578
93,600	Illinois Tool Works, Inc.	8,101,080
133,500	Intel Corp.	3,647,220
330,400	International Business Machines Corp.	60,912,544
66,200	Intuit, Inc.	5,248,998
2,900	Intuitive Surgical, Inc. *	1,072,246
715,800	Johnson & Johnson	72,625,068
919,800	JPMorgan Chase & Co.	51,113,286
41,200	Kimberly-Clark Corp.	4,628,820

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
46,600	Laboratory Corp. of America Holdings *	4,780,228
67,200	Lorillard, Inc.	4,177,824
24,000	Marathon Petroleum Corp.	2,145,360
112,700	Marathon Oil Corp.	4,131,582
88,300	Mastercard, Inc. – Class A	6,750,535
9,200	McCormick & Co., Inc. (Non Voting)	665,252
186,100	McDonald’s Corp.	18,876,123
14,900	Mednax, Inc. *	858,687
315,100	Medtronic, Inc.	19,230,553
105,400	Merck & Co., Inc.	6,098,444
67,100	MetLife, Inc.	3,417,403
2,037,200	Microsoft Corp.	83,402,968
99,900	Monsanto Co.	12,172,815
169,600	Nike, Inc. – Class B	13,043,936
113,200	Occidental Petroleum Corp.	11,284,908
1,958,600	Oracle Corp.	82,300,372
24,000	Paychex, Inc.	986,640
303,100	PepsiCo, Inc.	26,772,823
176,100	Pfizer, Inc.	5,217,843
937,400	Philip Morris International, Inc.	82,997,396
30,800	Phillips 66	2,611,532
21,900	Precision Castparts Corp.	5,540,262
766,800	Procter & Gamble Co. (The)	61,949,772
32,100	Prudential Financial, Inc.	2,637,336
467,500	Qualcomm, Inc.	37,610,375
4,100	Ralph Lauren Corp.	629,268
10,400	ResMed, Inc.	520,624
23,800	Reynolds American, Inc.	1,419,194
43,200	Starbucks Corp.	3,163,968
97,800	Stryker Corp.	8,263,122
54,800	St Jude Medical, Inc.	3,556,520
202,300	Sysco Corp.	7,592,319
57,600	Target Corp.	3,269,376
49,000	Taylor Morrison Home Corp. – Class A *	1,043,700
107,500	Teradata Corp. *	4,513,925
81,800	TJX Cos., Inc. (The)	4,454,010
363,500	UnitedHealth Group, Inc.	28,945,505
44,900	United Technologies Corp.	5,218,278
8,400	Varian Medical Systems, Inc. *	692,580
71,700	VF Corp.	4,518,534
20,300	Visa, Inc. – Class A	4,361,049
64,100	Walgreen Co.	4,609,431
405,600	Wal – Mart Stores, Inc.	31,137,912
6,800	Waters Corp. *	681,088
78,300	WellPoint, Inc.	8,484,588
603,900	Wells Fargo & Co.	30,666,042
8,800	WW Grainger, Inc.	2,273,656
77,300	Zimmer Holdings, Inc.	8,066,255

	Total United States	1,632,073,044

	TOTAL COMMON STOCKS (COST $2,628,217,971)	2,790,889,846

Shares / Par Value		Description	Value ($)
		PREFERRED STOCKS — 0.7%

		Germany — 0.7%
	74,789	Porsche Automobil Holding SE	7,993,754
	71,783	Volkswagen AG	19,114,762

		Total Germany	27,108,516

		TOTAL PREFERRED STOCKS (COST $26,747,897)	27,108,516

		INVESTMENT FUNDS — 2.0%

		United States — 2.0%
	1,872,041	Vanguard Emerging Markets ETF	79,000,130

		TOTAL INVESTMENT FUNDS (COST $76,994,585)	79,000,130

		RIGHTS/WARRANTS — 0.0%

		France — 0.0%
	395,065	Peugeot SA Warrants, Expires 04/29/17 *	773,872

		Hong Kong — 0.0%
	26,833	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	34,229

		TOTAL RIGHTS/WARRANTS (COST $557,846)	808,101

		SHORT-TERM INVESTMENTS — 22.7%

		Time Deposits — 1.0%
USD	709,932	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 0.06%, due 06/02/14	709,932
JPY	1,348,197	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 06/02/14	13,244
EUR	450,310	DnB Nor Bank (Oslo) Time Deposit, 0.04%, due 06/02/14	613,841
GBP	98,456	DnB Nor Bank (Oslo) Time Deposit, 0.08%, due 06/02/14	165,032
USD	18,650,415	DnB Nor Bank (Oslo) Time Deposit, 0.06%, due 06/02/14	18,650,415
SGD	84,650	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 06/02/14	67,488
NOK	2,349,471	Nordea Bank Norge ASA (Oslo) Time Deposit, 0.60%, due 06/02/14	393,035
USD	19,430,083	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 06/02/14	19,430,083

		Total Time Deposits	40,043,070

		U.S. Government — 21.7%
	60,000,000	U.S. Treasury Bill, 0.05%, due 12/11/14 (a)	59,984,820

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value	Description	Value ($)
	U.S. Government — continued
85,000,000	U.S. Treasury Bill, 0.08%, due 04/30/15 (a)	84,939,225
110,000,000	U.S. Treasury Bill, 0.07%, due 03/05/15 (a)	109,940,930
75,000,000	U.S. Treasury Bill, 0.07%, due 04/02/15 (a)	74,955,675
160,000,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (a)	159,975,840
210,000,000	U.S. Treasury Bill, 0.03%, due 09/18/14 (a)	209,979,420
45,000,000	U.S. Treasury Bill, 0.05%, due 11/13/14 (a)	44,989,740
100,000,000	U.S. Treasury Bill, 0.06%, due 02/05/15 (a)	99,962,100

	Total U.S. Government	844,727,750

	TOTAL SHORT-TERM INVESTMENTS (COST $884,555,238)	884,770,820

	TOTAL INVESTMENTS — 97.0% (Cost $3,617,073,537)	3,782,577,413
	Other Assets and Liabilities (net) — 3.0%	115,088,229

	TOTAL NET ASSETS — 100.0%	$3,897,665,642

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/23/2014	BOA	AUD	5,193,000	USD	4,799,454	$(26,719)
06/23/2014	DB	AUD	22,486,083	USD	20,977,289	79,598
06/23/2014	JPM	AUD	21,110,917	USD	19,692,243	72,577
08/05/2014	BCLY	CHF	23,131,857	USD	25,811,112	(37,541)
06/02/2014	BOA	CHF	3,195,000	USD	3,635,793	67,953
06/02/2014	DB	CHF	21,559,463	USD	24,338,451	263,116
08/05/2014	DB	CHF	23,182,143	USD	25,852,240	(52,606)
06/02/2014	MSCI	CHF	21,559,537	USD	24,348,239	272,820
07/09/2014	MSCI	DKK	41,108,000	USD	7,649,742	139,717
06/13/2014	BCLY	EUR	58,570,875	USD	81,202,837	1,364,345

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/13/2014	BOA	EUR	12,200,000	USD	16,923,328	$293,397
06/13/2014	MSCI	EUR	59,636,125	USD	82,668,479	1,377,935
07/15/2014	BCLY	GBP	36,368,478	USD	61,220,041	278,962
07/15/2014	JPM	GBP	36,893,522	USD	62,086,400	265,528
07/21/2014	DB	HKD	123,054,000	USD	15,874,386	1,077
07/28/2014	MSCI	JPY	11,061,510,000	USD	109,196,075	497,983
07/09/2014	GS	NOK	28,824,000	USD	4,889,760	74,945
06/30/2014	BBH	NZD	893,100	USD	762,838	6,401
07/09/2014	BBH	SEK	119,974,000	USD	18,433,575	517,202
07/21/2014	GS	SGD	10,600,000	USD	8,459,406	8,457
06/02/2014	BCLY	USD	25,794,925	CHF	23,131,857	36,294
06/02/2014	DB	USD	25,836,019	CHF	23,182,143	51,355

						$5,552,796

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
92	Amsterdam IDX	June 2014	$10,225,829	$(97,734)
640	CAC 40	June 2014	39,309,926	(404,535)
107	DAX	June 2014	36,274,056	(2,724,856)
722	FTSE 100	June 2014	82,660,000	(3,711,878)
67	FTSE/MIB	June 2014	9,883,127	(378,666)
74	Hang Seng	June 2014	10,953,488	(22,358)
94	IBEX 35	June 2014	13,798,136	(271,231)
96	MSCI Singapore	June 2014	5,727,263	(6,909)
588	OMXS 30	June 2014	12,321,518	(277,271)
20,028	S&P 500 E-Mini Index	June 2014	1,924,190,100	(79,900,438)
237	SPI 200	June 2014	30,353,475	(827,906)
629	TOPIX	June 2014	74,588,691	970,437

			$2,250,285,609	$(87,653,345)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
52,259,323	USD	6/3/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.59%	$(753,419)
89,086,406	USD	6/12/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.56%	(897,449)
45,298,127	USD	6/13/2014	BOA	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.39%	(328,108)
90,640,612	USD	6/25/2014	BOA	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.46%	(365,961)
242,050,168	USD	8/11/2014	JPM	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 0.10%	(3,007,573)
151,286,688	USD	11/13/2014	CITI	MSCI Daily Total Return EAFE	1 month USD LIBOR BBA minus 2.5%	(2,110,066)

						$(7,462,576)

				Premiums to (Pay) Receive		$—

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA - British Banks Association

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CITI - Citibank N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

IDR - Indonesian Rupiah

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 43.6%

	Affiliated Issuers — 43.6%
113,003	GMO Debt Opportunities Fund, Class VI	2,784,392
29,297,732	GMO U.S. Treasury Fund	732,443,300

	TOTAL MUTUAL FUNDS (COST $735,616,361)	735,227,692

	SHORT-TERM INVESTMENTS — 53.8%

	Money Market Funds — 5.9%
32,298,132	State Street Institutional Liquid Reserves Fund, 0.07% (a) (b)	32,298,132
67,353,493	State Street Institutional Treasury Plus Money Market Fund-Institutional Class, 0.00% (c)	67,353,493

	Total Money Market Funds	99,651,625

	U.S. Government — 47.9%
75,000,000	U.S. Treasury Bill, 0.03%, due 06/05/14 (a) (d)	74,999,739
53,000,000	U.S. Treasury Bill, 0.03%, due 07/10/14 (a) (d)	52,998,233
91,000,000	U.S. Treasury Bill, 0.03%, due 07/17/14 (a) (d) (e)	90,996,174
50,000,000	U.S. Treasury Bill, 0.03%, due 08/21/14 (a) (d)	49,996,650
45,000,000	U.S. Treasury Bill, 0.03%, due 09/04/14 (a) (d) (e)	44,995,905
8,000,000	U.S. Treasury Bill, 0.03%, due 09/11/14 (a) (d)	7,999,216
211,000,000	U.S. Treasury Bill, 0.03%, due 09/18/14 (a) (d)	210,979,322
150,000,000	U.S. Treasury Bill, 0.03%, due 10/02/14 (a) (d)	149,984,700
55,000,000	U.S. Treasury Bill, 0.04%, due 10/23/14 (a) (d)	54,991,255
70,000,000	U.S. Treasury Bill, 0.04%, due 10/30/14 (a) (d)	69,988,310

	Total U.S. Government	807,929,504

	TOTAL SHORT-TERM INVESTMENTS (COST $907,518,155)	907,581,129

	TOTAL INVESTMENTS — 97.4% (Cost $1,643,134,516)	1,642,808,821
	Other Assets and Liabilities (net) — 2.6%	43,253,823

	TOTAL NET ASSETS — 100.0%	$1,686,062,644

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/16/2014	MSCI	AUD	13,900,000	USD	13,062,386	$137,992
07/14/2014	CITI	AUD	50,100,000	USD	46,793,400	299,827
07/21/2014	MSCI	CAD	126,800,000	USD	116,634,917	(169,415)
07/30/2014	JPM	CAD	67,100,000	USD	61,704,270	(93,114)
07/21/2014	CSI	EUR	13,000,000	USD	17,740,120	19,918
06/16/2014	MSCI	GBP	14,000,000	USD	23,432,116	(32,360)
06/30/2014	JPM	NZD	9,000,000	USD	7,616,898	(8,283)
06/16/2014	BCLY	USD	7,310,976	AUD	7,900,000	34,543
06/16/2014	CSI	USD	7,405,855	AUD	7,900,000	(60,336)
06/16/2014	MSCI	USD	5,629,320	AUD	6,000,000	(50,445)
06/16/2014	MSCI	USD	82,426,134	GBP	49,100,000	(132,867)
06/30/2014	JPM	USD	66,225,328	NZD	77,400,000	(648,770)
07/14/2014	CSI	USD	5,540,100	AUD	6,000,000	27,993
07/14/2014	JPM	USD	6,459,334	AUD	7,000,000	36,774
07/14/2014	MSCI	USD	4,629,032	AUD	5,000,000	11,045
07/21/2014	CSI	USD	16,559,642	CAD	18,000,000	21,414
07/21/2014	CSI	USD	36,229,555	EUR	26,500,000	(107,604)

						$(713,688)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1,673	Australian Government Bond 10 Yr.	June 2014	$186,133,248	$6,908,656
4,586	Euro STOXX 50 Futures	June 2014	202,863,323	14,947,519
2,102	FTSE 100	June 2014	240,817,892	9,102,985
318	Hang Seng	June 2014	47,070,371	298,740
1,558	Mini MSCI	June 2014	79,816,340	749,137
417	MSCI Singapore	June 2014	24,890,699	(10,788)
1,784	MSCI Taiwan	June 2014	57,976,685	24,968
310	S&P 500 Index	June 2014	148,916,250	4,865,981
190	S&P TSE 60 Index	June 2014	29,238,845	414,919
24	Crude Oil (a)	July 2014	2,465,040	(23,621)
1,422	Soybean (a)	July 2014	106,170,075	2,767,741
3,205	U.S. Treasury Note 10 Yr. (CBT)	September 2014	402,277,578	867,424

			$1,528,636,346	$40,913,661

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
475	Corn (a)	July 2014	$11,061,563	$898,053
632	Gold 100 OZ (a)	August 2014	78,747,200	2,549,232
236	Japanese Government Bond 10 Yr. (TSE)	June 2014	337,487,599	(1,295,252)
1,214	Nikkei 225	June 2014	175,777,043	(2,031,409)
40	Russell 2000 Mini	June 2014	4,532,800	(74,004)
94	Silver (a)	July 2014	8,780,540	397,572

			$616,386,745	$444,192

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	The rate disclosed is the 7 day net yield as of May 31, 2014.

(c)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CITI - Citibank N.A.

CSI - Credit Suisse International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

NZD - New Zealand Dollar

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	COMMON STOCKS (a) — 41.4%

	Australia — 0.2%
5,017,745	Arrium Ltd	4,242,172
444,918	Bank of Queensland Ltd	4,978,766
204,787	Bendigo and Adelaide Bank Ltd	2,237,777
1,054,512	BlueScope Steel Ltd *	5,749,298
2,412,128	Goodman Fielder Ltd	1,529,636
628,677	Investa Office Fund (REIT)	1,963,600
2,868,119	Mirvac Group (REIT)	4,839,785
1,089,269	Pacific Brands Ltd	573,128
1,632,052	Stockland (REIT)	5,932,764
1,386,906	TABCORP Holdings Ltd	4,497,374
940,269	Tatts Group Ltd	2,663,325

	Total Australia	39,207,625

	Austria — 0.1%
56,549	Erste Group Bank AG	1,966,048
204,470	OMV AG	8,474,271
140,158	Voestalpine AG	6,492,471

	Total Austria	16,932,790

	Belgium — 0.2%
166,007	Ageas	6,983,136
232,150	Belgacom SA	7,689,276
159,335	Delhaize Group	11,342,424

	Total Belgium	26,014,836

	Brazil — 0.8%
149,700	Aes Tiete SA	962,228
58,200	Ambev SA	412,022
94,471	Ambev SA ADR	665,076
154,200	Banco Bradesco SA	2,199,809
3,021,200	Banco do Brasil SA	30,706,925
454,500	Banco Santander Brasil SA	3,055,292
762,800	Banco Santander Brasil SA ADR	5,156,528
230,200	BR Malls Participacoes SA	1,901,978
80,600	BR Properties SA	643,994
686,900	Brasil Brokers Participacoes SA	1,189,650
543,611	Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,321,952
133,500	Cia de Saneamento de Minas Gerais-COPASA	2,303,758
111,447	Cielo SA	1,991,351
339,900	Companhia de Saneamento Basico do Estado de Sao Paulo	3,304,478
1,000,400	Companhia Siderurgica Nacional SA	3,835,842
533,000	Companhia Siderurgica Nacional SA Sponsored ADR	2,068,040
306,405	Cosan Ltd. – Class A	3,830,062
238,400	Cosan SA Industria e Comercio	4,005,435
326,537	CPFL Energia SA	2,652,758
82,800	CPFL Energia SA ADR	1,330,596
448,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,643,646

Shares / Par Value ($)	Description	Value ($)
	Brazil — continued
369,667	Duratex SA	1,521,372
908,000	EDP-Energias do Brasil SA	3,805,794
270,300	Equatorial Energia SA	2,750,899
170,800	Grendene SA	1,074,219
200,300	Grupo BTG Pactual	3,039,861
456,556	Klabin SA	2,331,384
453,800	Light SA	4,012,756
597,400	MRV Engenharia e Participacoes SA	1,831,959
28,000	Multiplan Empreendimentos Imobiliarios SA	600,670
82,400	Multiplus SA	1,200,525
89,700	Porto Seguro SA	1,248,825
182,057	Sul America SA	1,404,252
537,100	Tim Participacoes SA	2,915,295
269,789	Tractebel Energia SA	3,998,123
369,000	Transmissora Alianca de Energia Eletrica SA	3,195,376
131,400	Ultrapar Participacoes SA	3,158,456
307,900	Vale SA	3,903,209
1,628,200	Vale SA Sponsored ADR	20,759,550

	Total Brazil	142,933,945

	Canada — 0.1%
41,900	Canadian Tire Corp Ltd – Class A	4,041,613
205,800	First Quantum Minerals Ltd	4,340,723
78,900	Home Capital Group Inc	3,548,062
70,100	RONA Inc	707,918

	Total Canada	12,638,316

	Chile — 0.0%
2,933,723	Enersis SA	955,766
90,600	Enersis SA Sponsored ADR	1,467,720
57,627	ENTEL Chile SA	723,694

	Total Chile	3,147,180

	Czech Republic — 0.1%
579,707	CEZ AS	16,977,726
90,000	Telefonica Czech Republic AS	1,304,777

	Total Czech Republic	18,282,503

	Denmark — 0.1%
5,732	AP Moeller – Maersk A/S	14,999,663
52,105	Carlsberg A/S	5,435,372
45,493	Jyske Bank A/S *	2,518,847

	Total Denmark	22,953,882

	Egypt — 0.0%
1,193,378	Al Ezz Steel Rebars SAE *	2,806,992
18,586	Commercial International Bank	92,080
291,399	Global Telecom Holding GDR *	1,071,856
258,779	Orascom Telecom Holding SAE *	187,694
2,477,939	Orascom Telecom Media And Technology Holding SAE	430,141
96,773	Sidi Kerir Petrochemicals Co	218,701

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Egypt — continued
117,491	Talaat Moustafa Group	144,983
597,860	Telecom Egypt Co	1,092,401

	Total Egypt	6,044,848

	Finland — 0.3%
364,556	Fortum Oyj	8,896,009
85,543	Metso Oyj	3,325,712
77,525	Neste Oil Oyj	1,588,021
4,365,516	Nokia Oyj *	35,418,203
24,324	Sampo Oyj – Class A	1,227,594
380,228	UPM – Kymmene Oyj	6,700,681

	Total Finland	57,156,220

	France — 3.8%
444,842	Air France – KLM *	6,786,480
105,573	Alstom SA	4,161,207
939,591	ArcelorMittal	14,300,687
355,654	AXA	8,790,247
218,426	BNP Paribas	15,292,072
277,753	Bouygues SA	12,917,220
178,582	Carrefour SA	6,491,529
422,067	Cie de Saint-Gobain	24,078,030
108,502	CNP Assurances	2,341,246
177,700	Compagnie Generale des Etablissements Michelin	21,882,860
483,269	Credit Agricole SA	7,542,556
230,013	Electricite de France	8,075,377
1,819,304	GDF Suez	50,776,057
29,981	Lafarge SA	2,590,529
3,298,043	Orange	55,170,090
1,017,171	Peugeot SA *	14,415,427
276,937	Renault SA	26,042,167
644,874	Sanofi	68,945,396
215,337	Schneider Electric SA	20,285,763
296,709	Societe Generale	17,102,505
288,641	Technicolor *	2,130,551
2,406,954	Total SA	168,983,910
102,488	Vallourec SA	5,576,681
416,611	Veolia Environnement SA	7,960,164
415,431	Vinci SA	30,766,625
1,839,285	Vivendi SA *	48,228,517

	Total France	651,633,893

	Germany — 2.8%
188,085	Allianz SE (Registered)	31,951,511
114,108	Aurubis AG	6,218,769
672,691	BASF SE	77,524,579
402,498	Bayerische Motoren Werke AG	50,533,899
244,678	Commerzbank AG *	3,892,852
915,619	Daimler AG	86,985,421
318,128	Deutsche Bank AG (Registered)	12,884,572
410,814	Deutsche Lufthansa AG (Registered)	10,856,360
2,303,095	Deutsche Telekom AG (Registered)	38,890,109

Shares / Par Value ($)	Description	Value ($)
	Germany — continued
47,037	Duerr AG	4,030,408
3,098,335	E.ON AG	60,360,201
208,879	Freenet AG	6,492,739
54,603	Fresenius Medical Care AG & Co	3,617,844
33,741	Hannover Rueck SE	3,002,227
58,890	HeidelbergCement AG	5,076,822
214,597	K+S AG (Registered)	7,468,711
281,764	Kloeckner & Co SE *	4,745,527
160,557	Metro AG *	6,718,669
70,816	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	15,711,385
858,964	RWE AG	34,502,426
85,077	Salzgitter AG	3,641,215
75,706	Telefonica Deutschland Holding AG	588,350
36,348	Volkswagen AG	9,582,720

	Total Germany	485,277,316

	Hong Kong — 0.2%
271,098	Cheung Kong Holdings Ltd	4,852,786
3,462,708	Esprit Holdings Ltd	5,108,279
657,052	Link (REIT)	3,504,328
171	Melco International Development Ltd	545
548,319	Sun Hung Kai Properties Ltd	7,511,931
319,000	Wharf Holdings Ltd (The)	2,268,866
970,500	Yue Yuen Industrial Holdings	3,004,156

	Total Hong Kong	26,250,891

	Hungary — 0.0%
685,255	Magyar Telekom Telecommunications Plc *	1,012,539
10,187	MOL Hungarian Oil and Gas Plc	587,591
215,408	OTP Bank Plc	4,710,665

	Total Hungary	6,310,795

	India — 0.7%
57,044	Aban Offshore Ltd	683,107
12,920	ACC Ltd	292,334
1,107,106	Allahabad Bank	2,370,519
662,038	Andhra Bank	1,065,165
1,707,416	Ashok Leyland Ltd	934,759
403,058	Aurobindo Pharma Ltd	4,456,741
69,100	Axis Bank Ltd	2,147,199
12,800	Bajaj Auto Ltd	421,096
114,844	Bank of Baroda (b)	1,639,911
422,810	Bank of India	2,243,743
863,524	Bharat Heavy Electricals Ltd	3,528,687
29,380	Bharat Petroleum Corp Ltd	259,493
274,660	Bharti Airtel Ltd	1,599,433
775,200	Cairn India Ltd	4,450,988
512,461	Canara Bank Ltd	3,603,701
554,538	Coal India Ltd	3,480,293
397,928	GAIL India Ltd	2,544,207
94,407	HCL Technologies Ltd	2,281,666

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	India — continued
1,149,599	HDFC Bank Ltd (b)	15,422,992
36,379	Hero MotoCorp Ltd	1,442,545
1,295,822	Housing Development & Infrastructure Ltd *	1,994,736
75,432	Housing Development Finance Corp	1,119,289
58,369	ICICI Bank Ltd	1,393,066
24,800	ICICI Bank Ltd Sponsored ADR	1,231,816
269,318	Idea Cellular Ltd	629,227
454,602	IDFC Ltd	971,674
5,453	Infosys Ltd	271,257
11,268	Infosys Ltd Sponsored ADR	579,513
79,791	Jai Balaji Industries Ltd *	34,436
1,060,759	Jaiprakash Associates Ltd	1,311,363
75,833	Jindal Steel & Power Ltd	383,171
21,160	JSW Steel Ltd	433,800
742,726	Karnataka Bank Ltd	1,694,192
44,335	Kiri Industries Ltd *	98,924
105,852	LIC Housing Finance Ltd	570,282
86,226	Mahindra & Mahindra Ltd	1,802,881
21,728	Maruti Suzuki India Ltd (b)	834,458
1,914,648	NHPC Ltd	803,125
881,120	NMDC Ltd	2,531,700
437,532	Oil & Natural Gas Corp Ltd	2,814,760
37,759	Oil India Ltd	363,793
571,941	Oriental Bank of Commerce	3,280,399
597,008	Power Finance Corp	2,941,021
133,723	Power Grid Corp of India Ltd	276,091
388,032	Punjab National Bank Ltd (b)	6,207,332
168,147	Reliance Energy Ltd	1,965,746
33,467	Reliance Industries Ltd	603,018
231,267	Rural Electrification Corp Ltd	1,246,393
1,003,444	Sesa Goa Ltd	4,762,496
181,274	State Bank of India	7,782,469
503,913	Syndicate Bank	1,202,965
17,152	Tata Consultancy Services Ltd	622,947
307,030	Tata Global Beverages Ltd	774,719
102,045	Tata Motors Ltd	714,936
65,993	Tata Motors Ltd – Class A	286,967
13,800	Tata Motors Ltd Sponsored ADR	513,912
531,831	Tata Power Co Ltd	938,977
151,019	Tech Mahindra Ltd	4,921,778
176,037	UCO Bank	309,532
53,380	United Phosphorus Ltd	272,636
60,877	Wipro Ltd	521,508

	Total India	116,881,884

	Indonesia — 0.2%
6,020,600	Adaro Energy Tbk PT	632,800
14,929,500	Astra International Tbk PT	9,056,975
2,994,340	Bank Mandiri Persero Tbk PT	2,623,906
1,375,370	Bank Rakyat Indonesia Persero Tbk PT	1,203,639
3,021,900	Bank Tabungan Negara Persero Tbk PT	282,667
2,139,000	Gajah Tunggal Tbk PT	321,953

Shares / Par Value ($)	Description	Value ($)
	Indonesia — continued
6,681,300	Global Mediacom Tbk PT	1,175,044
4,572,800	Harum Energy Tbk PT	951,356
555,900	Indo Tambangraya Megah Tbk PT	1,366,011
746,000	Indosat Tbk PT	252,591
2,469,500	Media Nusantara Citra Tbk PT	599,721
32,433,700	MNC Investama Tbk PT	889,716
4,782,400	Perusahaan Gas Negara Persero Tbk PT	2,224,326
2,826,900	Ramayana Lestari Sentosa Tbk PT	300,523
504,400	Tambang Batubara Bukit Asam Persero Tbk PT	462,892
37,293,200	Telekomunikasi Indonesia Persero Tbk PT	8,246,579
35,100	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,533,168
2,076,200	XL Axiata Tbk PT	974,520

	Total Indonesia	33,098,387

	Ireland — 0.1%
261,975	CRH Plc	7,195,281
172,554	Smurfit Kappa Group Plc	4,165,551

	Total Ireland	11,360,832

	Israel — 0.2%
396,465	Bank Hapoalim BM	2,315,908
1,387,840	Bank Leumi Le-Israel *	5,497,443
204,900	Check Point Software Technologies Ltd *	13,211,952
2,217,336	Israel Discount Bank Ltd – Class A *	3,904,723
249,705	Partner Communications Co Ltd *	2,104,118

	Total Israel	27,034,144

	Italy — 1.2%
6,340,666	A2A SPA	7,603,328
23,814	Azimut Holding SPA	652,609
106,151	Banco Popolare SC *	2,050,290
9,515,554	Enel SPA	53,896,395
2,569,722	ENI SPA	65,446,396
124,879	Exor SPA	5,366,733
1,066,674	Fiat SPA *	11,173,655
975,967	Finmeccanica SPA *	8,024,552
85,475	Italcementi SPA-Di RISP	606,052
1,963,240	Mediaset SPA *	9,700,605
488,750	Mediolanum SPA	4,197,815
103,047	Recordati SPA	1,735,914
152,264	Saipem SPA *	3,972,057
19,103,367	Telecom Italia SPA *	23,745,600
9,734,347	Telecom Italia SPA-Di RISP	9,304,937

	Total Italy	207,476,938

	Japan — 2.6%
45,379	Adastria Holdings Co Ltd	1,038,693
494,500	Aeon Co Ltd	5,985,621
53,200	Alfresa Holdings Corp	3,225,979
194,000	Asahi Glass Co Ltd	1,082,760
138,000	Asahi Kasei Corp	1,035,625

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Japan — continued
10,700	Asatsu-DK, Inc.	257,791
351,000	Calsonic Kansei Corp	2,201,397
216,000	Canon Inc	7,120,372
27,000	Central Japan Railway Co	3,590,451
150,700	Chubu Electric Power Co Inc *	1,814,814
1,838,935	Cosmo Oil Co Ltd	3,537,728
1,500,000	Daikyo Inc	3,216,077
94,000	Daito Trust Construction Co Ltd	10,208,740
96,900	Dena Co Ltd	1,271,634
1,051,463	DIC Corp	2,827,404
86,500	Fuji Oil Co Ltd	1,083,910
58,100	FujiFilm Holdings Corp	1,509,426
239,000	Gunze Ltd	665,888
133,100	Hakuhodo DY Holdings Inc	1,209,060
281,000	Hanwa Co Ltd	1,126,273
1,033,207	Haseko Corp	7,520,651
276,600	Honda Motor Co Ltd	9,710,043
126,100	Idemitsu Kosan Co Ltd	2,624,704
595,900	Inpex Corp	8,632,140
189,600	IT Holdings Corp	3,227,861
1,154,500	Itochu Corp	13,706,173
1,340,600	Japan Tobacco, Inc.	45,538,076
290,900	JFE Holdings Inc	5,550,462
1,874,000	JX Holdings Inc	9,795,813
171,742	K’s Holdings Corp	4,961,231
2,984,000	Kawasaki Kisen Kaisha Ltd	6,284,806
94,000	KDDI Corp.	5,616,786
3,391,000	Kobe Steel Ltd	4,721,793
56,886	Kohnan Shoji Co Ltd	567,096
1,012,000	Leopalace21 Corp *	4,626,715
1,434,000	Marubeni Corp	9,824,862
232,704	Medipal Holdings Corp	3,278,815
1,544,600	Mitsubishi Chemical Holdings Corp	6,419,169
829,700	Mitsubishi Corp	16,444,563
60,000	Mitsubishi Gas Chemical Co Inc	352,725
715,800	Mitsubishi UFJ Lease & Finance Co Ltd	3,886,538
890,900	Mitsui & Co Ltd	13,557,212
1,813,000	Mitsui Chemicals Inc	4,528,189
2,071,667	Mitsui Engineering & Shipbuilding Co Ltd	4,032,166
1,460,012	Mitsui Mining & Smelting Co Ltd	3,579,446
1,483,134	Mitsui OSK Lines Ltd	5,347,154
207,100	Net One Systems Co Ltd	1,554,620
339,000	Nichirei Corp	1,677,038
1,485,600	Nippon Light Metal Co Ltd	2,155,873
204,632	Nippon Paper Industries Co Ltd	4,203,893
310,900	Nippon Telegraph & Telephone Corp	18,405,842
1,904,000	Nippon Yusen Kabushiki Kaisha	5,636,801
421,041	Nipro Corp	3,721,020
3,118,600	Nissan Motor Co Ltd	28,145,519
244,000	Nisshinbo Holdings Inc	2,305,618
363,286	North Pacific Bank Ltd	1,418,266
833,929	NTT Docomo, Inc.	13,903,222

Shares / Par Value ($)	Description	Value ($)
	Japan — continued
28,000	Okinawa Electric Power Co	907,231
1,763	ORIX JREIT Inc (REIT)	2,359,498
1,242,700	Resona Holdings Inc	6,528,830
281,300	Round One Corp	1,887,193
47,600	Ryohin Keikaku Co Ltd	5,184,557
156,500	Sega Sammy Holdings Inc	3,024,627
122,000	Seino Holdings Co Ltd	1,340,919
25,500	Shimamura Co Ltd	2,472,562
536,900	Showa Shell Sekiyu KK	5,817,413
4,262,400	Sojitz Corp	6,821,684
998,800	Sumitomo Corp	13,126,973
284,400	Sumitomo Electric Industries Ltd	3,847,341
319,000	Sumitomo Metal Mining Co Ltd	4,851,360
3,136,000	Sumitomo Mitsui Construction Co Ltd *	3,282,193
51,052	Suzuken Co Ltd	1,812,209
156,095	Takeda Pharmaceutical Co., Ltd.	7,087,249
1,276,500	Tokyo Electric Power Co Inc (The) *	5,189,070
239,000	TonenGeneral Sekiyu KK	2,297,884
1,324,000	Tosoh Corp	6,340,497
313,500	Toyota Tsusho Corp	8,349,132
450,500	UNY Co Ltd	2,854,747
1,964,567	Yamada Denki Co Ltd	7,267,836

	Total Japan	444,123,549

	Malaysia — 0.0%
394,200	AMMB Holdings Berhad	900,850
1,311,884	CIMB Group Holdings Berhad	2,998,850
330,771	Hong Leong Bank Berhad	1,429,417

	Total Malaysia	5,329,117

	Mexico — 0.2%
1,237,452	America Movil SAB de CV	23,919,947
1,937,400	America Movil SAB de CV – Class L	1,873,129
72,478	Cemex SAB de CV Sponsored ADR *	932,792
14,506	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,378,215
765,800	Grupo Financiero Banorte SAB de CV – Class O	5,592,577

	Total Mexico	33,696,660

	Netherlands — 0.4%
1,219,977	Aegon NV	10,600,147
78,371	Corbion NV	1,747,971
66,116	Heineken NV	4,663,031
1,344,668	ING Groep NV *	18,858,810
709,516	Koninklijke Ahold NV	12,902,495
636,597	Koninklijke BAM Groep NV	3,330,899
53,449	Koninklijke DSM NV	3,857,248
3,478,378	Koninklijke KPN NV *	12,880,138
85,275	SNS REAAL NV * (c)	—

	Total Netherlands	68,840,739

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	New Zealand — 0.1%
537,513	Chorus Ltd	778,923
425,227	Fletcher Building Ltd	3,236,246
2,324,126	Telecom Corp of New Zealand	5,312,229

	Total New Zealand	9,327,398

	Norway — 0.4%
345,419	DNB ASA	6,496,650
380,851	Golden Ocean Group Ltd	692,784
164,952	Petroleum Geo-Services ASA	1,780,955
1,190,308	Statoil ASA	36,480,294
157,840	Telenor ASA	3,743,677
85,092	TGS Nopec Geophysical Co ASA	2,777,209
188,260	Yara International ASA	8,596,449

	Total Norway	60,568,018

	Panama — 0.0%
15,100	Copa Holdings SA – Class A	2,158,243

	Peru — 0.1%
495,055	Companhia de Minas Buenaventura SA ADR	5,292,138
217,600	Southern Copper Corp.	6,467,072

	Total Peru	11,759,210

	Philippines — 0.0%
517,560	BDO Unibank Inc	1,047,592
56,960	GT Capital Holdings Inc	1,115,147
519,076	Metropolitan Bank & Trust	992,367
5,495	Philippine Long Distance Telephone Co	355,532
10,700	Philippine Long Distance Telephone Co Sponsored ADR	701,385
1,387,000	Puregold Price Club Inc	1,325,972

	Total Philippines	5,537,995

	Poland — 0.2%
227,698	Boryszew SA *	368,689
81,147	Jastrzebska Spolka Weglowa SA	1,256,883
626,878	KGHM Polska Miedz SA *	23,958,374
810,971	PGE SA	5,600,777
90,478	Polski Koncern Naftowy Orlen SA	1,259,990
513,767	Synthos SA	747,048

	Total Poland	33,191,761

	Portugal — 0.1%
2,715,135	EDP-Energias de Portugal SA	12,850,352

	Russia — 1.3%
245,811	Aeroflot-Russian Airlines *	388,568
78,683	Bashneft OAO – Class S *	5,086,799
150,400	CTC Media, Inc.	1,529,568
20,406	Eurasia Drilling Co Ltd GDR	610,793
386,418	Evraz Plc *	680,778
74,088	Gazprom Neft JSC Sponsored ADR	1,500,205
7,482,740	Gazprom OAO Sponsored ADR	61,130,746

Shares / Par Value ($)	Description	Value ($)
	Russia — continued
86,709	Globaltrans Investment Plc Sponsored GDR	948,115
906,628	Lukoil OAO Sponsored ADR	51,352,361
45,017	Magnit OJSC GDR	2,626,864
68,428	Mail.ru Group Ltd GDR (Registered) *	2,334,793
47,628	MegaFon OAO GDR	1,430,245
303,189	MMC Norilsk Nickel OJSC ADR	5,822,258
549,700	Mobile Telesystems Sponsored ADR	10,163,953
37,193	NovaTek OAO GDR	4,322,421
2,955,644	Rosneft OJSC GDR (Registered)	19,308,111
2,472,820	Sberbank Sponsored ADR	24,880,138
119,455	Sistema JSFC Sponsored GDR (Registered)	3,418,707
1,804,205	Surgutneftegas Sponsored ADR	13,258,392
166,729	Tatneft Sponsored GDR	5,972,691
361,100	VimpelCom Ltd Sponsored ADR	3,022,407
141,936,780	VTB Bank OJSC *	195,021
3,584,599	VTB Bank OJSC GDR (Registered)	9,647,794

	Total Russia	229,631,728

	Singapore — 0.1%
2,657,085	Ezra Holdings Ltd	2,300,738
15,050,000	Golden Agri-Resources Ltd	6,912,561
5,694,000	Noble Group Ltd	6,295,572
580,000	Singapore Technologies Engineering Ltd	1,790,787
1,132,000	Swiber Holdings Ltd	519,574
4,348,644	Yangzijiang Shipbuilding Holdings Ltd	3,505,850

	Total Singapore	21,325,082

	South Africa — 0.3%
3,225,852	African Bank Investments Ltd	2,561,363
44,763	Barclays Africa Group Ltd	652,146
57,327	Bidvest Group Ltd	1,594,546
336,528	Capital Property Fund (REIT)	334,082
99,209	FirstRand Ltd	373,362
29,016	Gold Fields Ltd	102,992
437,614	Gold Fields Ltd Sponsored ADR	1,549,154
38,722	Investec Ltd	332,569
143,185	Kumba Iron Ore Ltd	4,375,684
255,521	Life Healthcare Group Holdings Ltd	1,003,657
826,864	MTN Group Ltd	17,442,041
137,301	Naspers Ltd-N Shares	15,166,463
144,314	Sasol Ltd	8,122,024
1,647	Sasol Ltd Sponsored ADR	92,710
145,169	Telkom South Africa Ltd *	531,192
323,494	Vodacom Group Ltd	3,924,835
104,984	Wilson Bayly Holmes-Ovcon Ltd	1,329,569

	Total South Africa	59,488,389

	South Korea — 1.7%
160,060	BS Financial Group Inc	2,442,499
47,990	Capro Corp *	205,937
52,063	CJ E & M Corp *	2,206,514
1,200	CJ O Shopping Co Ltd	424,953

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	South Korea — continued
31,951	Daelim Industrial Co Ltd	2,530,877
21,080	Daou Technology Inc	254,528
45,010	DGB Financial Group Inc	689,312
57,041	Dongbu Insurance Co Ltd	3,230,657
79,005	GS Engineering & Construction Corp *	2,573,010
66,958	GS Holdings	2,849,533
266,861	Hana Financial Group Inc	9,707,754
60,500	Hankook Tire WorldwideCo Ltd	1,386,608
42,710	Hanwha Corp	1,136,101
26,957	Hyundai Engineering & Construction	1,413,117
25,605	Hyundai Heavy Industries Co Ltd	4,653,692
79,920	Hyundai Marine & Fire Insurance Co Ltd	2,269,955
2,551	Hyundai Mipo Dockyard	404,817
52,816	Hyundai Mobis	14,931,687
82,228	Hyundai Motor Co	18,132,654
188,040	Iljin Holdings Co Ltd	1,187,716
333,720	Industrial Bank of Korea	4,587,706
14,000	Jahwa Electronics Co Ltd	202,892
180,380	KB Financial Group Inc	6,133,748
350,867	Kia Motors Corp	20,263,032
35,816	KJB Financial Group Co Ltd *	400,218
28,184	KNB Financial Group Co Ltd *	384,001
12,502	Kolon Industries Inc	852,040
12,271	Korea Zinc Co Ltd	4,465,425
404,530	KT Corp	12,034,352
30,900	KT Corp Sponsored ADR	459,483
11,498	KT&G Corp	936,330
51,960	LF Corp	1,391,154
9,259	LG Chem Ltd	2,365,373
39,610	LG International Corp	1,059,997
59,610	LG Uplus Corp	561,071
55,460	LIG Insurance Co Ltd	1,542,901
10,454	Lotte Chemical Corp	1,654,210
4,977	Lotte Shopping Co Ltd	1,455,094
89,620	Meritz Fire & Marine Insurance Co Ltd	1,120,850
10,301	Mirae Asset Securities Co Ltd	430,846
6,868	Neowiz Games Corp *	102,472
11,339	NHN Entertainment Corp *	824,927
5,320	POSCO	1,508,189
22,600	POSCO ADR	1,599,854
41,772	S-Oil Corp	2,258,163
19,180	Samsung Card Co	706,865
52,134	Samsung Electronics Co Ltd	73,851,607
2,634	Samsung Electronics Co Ltd GDR (Registered)	1,875,242
90,233	Samsung Engineering Co Ltd *	7,224,887
9,868	Samsung Fire & Marine Insurance Co Ltd	2,516,793
104,110	Samsung Heavy Industries Co Ltd	2,879,612
21,654	Samsung SDI Co Ltd	3,224,513
11,570	Seah Besteel Corp	320,722
6,722	SFA Engineering Corp	273,878
196,450	Shinhan Financial Group Co Ltd	8,588,274
15,259	Silicon Works Co Ltd	385,015

Shares / Par Value ($)	Description	Value ($)
	South Korea — continued
9,007	SK Chemicals Co Ltd	533,181
3,692	SK Gas Co Ltd	357,149
21,883	SK Holdings Co Ltd	3,952,790
113,513	SK Innovation Co Ltd	11,870,731
67,062	SK Telecom Co Ltd	14,414,813
124,900	SK Telecom Co Ltd ADR	2,976,367
85,697	Sungwoo Hitech Co Ltd	1,228,771
488,359	Woori Finance Holdings Co Ltd *	5,754,154

	Total South Korea	284,161,613

	Spain — 1.1%
27,495	Acciona SA	2,219,028
126,235	ACS Actividades de Construccion y Servicios SA	5,610,366
161,513	Enagas	4,753,160
521,406	Gas Natural SDG SA	15,027,883
5,489,157	Iberdrola SA	39,515,750
440,804	Indra Sistemas SA	7,950,054
291,080	Mapfre SA	1,189,537
921,532	Repsol YPF SA	25,967,941
4,800,342	Telefonica SA	80,596,571

	Total Spain	182,830,290

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	50,636

	Sweden — 0.3%
660,320	Ericsson LM – Class B	8,230,736
132,412	Investor AB	5,205,556
305,546	Sandvik AB	4,355,405
173,610	Skanska AB – Class B	4,022,519
253,325	Tele2 AB – Class B	2,999,320
2,499,888	TeliaSonera AB	18,526,920
339,505	Volvo AB – Class B	4,942,384

	Total Sweden	48,282,840

	Switzerland — 0.4%
348,274	ABB Ltd (Registered)	8,275,289
158,054	Holcim Ltd (Registered)	13,874,888
158,182	Novartis AG (Registered)	14,232,285
10,734	Swiss Life Holding AG (Registered) *	2,581,592
8,031	Swisscom AG (Registered)	4,788,947
125,343	Transocean Ltd	5,295,352
50,281	Zurich Insurance Group AG	15,103,386

	Total Switzerland	64,151,739

	Taiwan — 1.3%
4,335,000	Acer Inc *	2,821,864
809,000	Advanced Semiconductor Engineering Inc	1,028,218
259,000	Advantech Co Ltd	1,919,563
1,659,000	Asustek Computer Inc	18,277,789
1,027,000	Career Technology MFG Co Ltd	1,527,418

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Taiwan — continued
1,085,000	Catcher Technology Co Ltd	9,715,982
115,000	Chailease Holding Co Ltd	288,790
1,199,000	China Man-Made Fiber Corp *	434,470
2,701,000	China Petrochemical Development Corp	1,045,222
1,238,000	Chipbond Technology Corp	2,210,526
494,837	Chong Hong Construction Co Ltd	1,392,711
2,562,470	Chunghwa Telecom Co Ltd	8,206,453
500	Chunghwa Telecom Co Ltd ADR	15,925
9,983,000	Compal Electronics Inc	8,216,428
1,727,000	Coretronic Corp	2,007,700
531,000	Delta Electronics Inc	3,461,398
126,000	Dynapack International Technology Corp	371,718
5,843,930	E.Sun Financial Holding Co Ltd	3,862,494
604,000	Elan Microelectronics Corp	1,153,801
974,000	Far EasTone Telecommunications Co Ltd	2,212,823
382,062	Flexium Interconnect Inc	1,011,199
1,362,000	Foxconn Technology Co Ltd	3,146,119
263,000	Fubon Financial Holding Co Ltd	378,465
757,000	Highwealth Construction Corp	1,764,257
9,497,000	Hon Hai Precision Industry Co Ltd	29,326,068
1,526,000	HTC Corp	8,156,632
47,000	Huaku Development Co Ltd	118,010
334,540	ILI Technology Corp	811,123
260,407	Integrated Memory Logic Ltd	771,563
286,000	Kinsus Interconnect Technology Corp	1,305,659
2,140,537	Lite-On Technology Corp	3,471,633
345,000	Makalot Industrial Co Ltd	1,774,527
190,022	MediaTek Inc	3,090,543
2,935,160	Mega Financial Holding Co Ltd	2,452,924
587,000	Novatek Microelectronics Corp Ltd	3,009,350
2,736,000	Pegatron Corp	5,294,359
334,000	Phison Electronics Corp	2,451,799
776,000	Pou Chen Corp	859,281
2,418,808	Powertech Technology Inc	4,670,515
3,178,000	Quanta Computer Inc	8,558,291
1,465,020	Radiant Opto-Electronics Corp	6,023,675
774,330	Realtek Semiconductor Corp	2,391,104
82,732	Silicon Motion Technology Corp ADR	1,372,524
465,000	Siliconware Precision Industries Co	743,761
534,000	Simplo Technology Co Ltd	2,813,847
73,000	Soft-World International Corp	288,306
1,281,000	Synnex Technology International Corp	2,074,894
2,392,102	Taishin Financial Holding Co Ltd	1,189,528
811,000	Taiwan Mobile Co Ltd	2,674,095
690,044	Taiwan PCB Techvest Co Ltd	1,067,234
342,000	Taiwan Semiconductor Manufacturing Co Ltd	1,370,735
725,700	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,920,392
1,768,085	TPK Holding Co Ltd	14,336,538
1,181,000	Tripod Technology Corp	2,320,236
2,647,000	Unimicron Technology Corp	2,433,607
5,709,522	Wistron Corp	4,861,335
126,000	Wistron NeWeb Corp	302,224

Shares / Par Value ($)	Description	Value ($)
	Taiwan — continued
1,515,000	WPG Holdings Co Ltd	2,111,689
573,000	Yungtay Engineering Co Ltd	1,378,898
35,000	Zinwell Corp	37,494

	Total Taiwan	217,305,726

	Thailand — 0.3%
608,600	Advanced Info Service Pcl (Foreign Registered)	4,252,342
1,428,700	Bangchak Petroleum Pcl (Foreign Registered)	1,307,557
7,297,900	Bangkok Dusit Medical Services PCL (Foreign Registered)	3,695,447
7,772,300	Banpu PCL (Foreign Registered)	6,871,132
462,250	Electricity Generating Pcl (Foreign Registered)	1,854,984
6,000	Electricity Generating pcl NVDR	24,033
969,600	Esso Thailand Pcl (Foreign Registered) *	175,993
605,000	Glow Energy Pcl (Foreign Registered)	1,475,371
709,600	Intouch Holdings Pcl NVDR (b)	1,607,453
646,600	Krung Thai Bank Pcl NVDR	372,243
1,390,000	PTT Exploration & Production Pcl (Foreign Registered)	6,505,024
832,300	PTT Global Chemical Pcl (Foreign Registered)	1,745,160
1,615,000	PTT Pcl (Foreign Registered)	14,475,552
1,066,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (b)	1,725,151
79,500	Ratchaburi Electricity Generating Holding Pcl NVDR	128,574
20,601,400	Sansiri Pcl (Foreign Registered)	1,178,804
774,700	Sansiri Pcl NVDR	44,127
2,643,700	Thai Oil Pcl (Foreign Registered)	4,011,449
1,150,500	Thanachart Capital Pcl (Foreign Registered)	1,193,794
82,300	Thanachart Capital Pcl NVDR	85,233
3,557,400	TTW Pcl (Foreign Registered)	1,129,414

	Total Thailand	53,858,837

	Turkey — 0.9%
3,247,648	Akbank TAS	12,661,763
3,867,688	Asya Katilim Bankasi AS *	2,948,744
121,791	Dogus Gayrimenkul Yatirim Ortakligi AS *	282,057
116,455	Dogus Otomotiv Servis ve Ticaret AS	478,869
1,619,302	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,720,982
3,105,053	Emlak Konut Gayrimenkul Yatirim (REIT)	3,958,568
900,871	Eregli Demir ve Celik Fabrikalari TAS	1,341,015
807,687	Gubre Fabrikalari TAS	1,548,859
790,095	Haci Omer Sabanci Holding AS	3,839,072
1,678,990	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	2,090,094
512,765	KOC Holding AS	2,528,826
309,429	Koza Altin Isletmeleri AS	3,087,344
1,673,369	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,948,747
190,319	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	419,943
1,140	Pegasus Hava Tasimaciligi AS *	15,360
1,366,235	Tekfen Holding AS	3,623,651
44,384	Tofas Turk Otomobil Fabrikasi AS	275,050

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Turkey — continued
167,764	Tupras-Turkiye Petrol Rafineriler AS	4,074,648
705,719	Turk Hava Yollari Anonim Ortakligi	2,399,589
1,506,196	Turk Telekomunikasyon AS	4,356,161
1,536,339	Turkcell Iletisim Hizmetleri AS *	9,599,979
11,300	Turkcell Iletisim Hizmetleri AS ADR *	175,150
4,800,692	Turkiye Garanti Bankasi AS	19,545,715
2,070,620	Turkiye Halk Bankasi AS	16,080,196
9,084,517	Turkiye IS Bankasi – Class C	25,849,410
826,216	Turkiye Sise ve Cam Fabrikalari AS	1,145,375
5,501,281	Turkiye Vakiflar Bankasi TAO – Class D	13,265,846
4,698,212	Yapi ve Kredi Bankasi AS	10,949,739

	Total Turkey	150,210,752

	United Kingdom — 3.5%
274,621	Amlin Plc	2,166,681
1,114,350	AstraZeneca Plc	80,510,600
1,022,224	Aviva Plc	8,994,452
1,240,751	BAE Systems Plc	8,814,210
1,346,679	Balfour Beatty Plc	5,328,096
2,217,239	Barclays Plc	9,172,325
526,541	BG Group Plc	10,796,920
14,472,441	BP Plc	121,996,156
130,057	Bunzl Plc	3,645,467
173,872	Cape Plc	886,333
253,666	Catlin Group Ltd	2,228,491
1,898,693	Centrica Plc	10,695,585
659,613	Cobham Plc	3,528,541
1,158,818	Debenhams Plc	1,480,223
4,788,470	Dixons Retail Plc *	3,897,135
402,539	Drax Group Plc	4,246,636
2,174,865	FirstGroup Plc *	5,115,877
1,575,288	Glencore Plc	8,554,844
1,025,704	Home Retail Group Plc	3,242,682
1,185,786	HSBC Holdings Plc	12,508,123
787,629	Imperial Tobacco Group Plc	35,567,510
357,249	Inchcape Plc	3,737,810
351,109	Intermediate Capital Group Plc	2,463,841
199,076	J Sainsbury Plc	1,156,021
53,563	JD Wetherspoon Plc	721,460
146,110	Lancashire Holdings Ltd	1,590,225
4,109,830	Man Group Plc	6,918,548
538,090	Marks & Spencer Group Plc	4,062,463
93,296	Micro Focus International Plc	1,312,182
292,695	National Express Group Plc	1,361,914
35,650	Next Plc	3,979,099
102,197	Pearson Plc	2,007,107
2,158,947	Royal Dutch Shell Plc A Shares (London)	84,896,469
1,536,140	Royal Dutch Shell Plc B Shares (London)	62,793,715
331,220	RSA Insurance Group Plc *	2,664,280
306,809	Scottish & Southern Energy Plc	8,007,910
438,111	Spirit Pub Co Plc	591,377
576,120	Standard Life Assurance Plc	3,868,101

Shares / Par Value ($)	Description	Value ($)
	United Kingdom — continued
4,344,250	Tesco Plc	22,117,549
2,376,754	Thomas Cook Group Plc *	6,542,213
902,387	TUI Travel Plc	6,211,440
7,081,366	Vodafone Group Plc	24,827,583
1,698,879	WM Morrison Supermarkets Plc	5,755,910

	Total United Kingdom	600,964,104

	United States — 15.0%
326,400	3M Co.	46,528,320
866,400	Abbott Laboratories	34,664,664
287,290	Accenture Plc – Class A	23,399,771
61,400	Allergan, Inc.	10,282,044
49,900	Ametek, Inc.	2,648,692
192,100	Amgen, Inc.	22,281,679
34,100	Amphenol Corp. – Class A	3,266,780
90,000	Analog Devices, Inc.	4,714,200
11,800	Ansys, Inc. *	866,710
179,800	Apache Corp.	16,760,956
54,200	Apollo Education Group, Inc. *	1,452,560
113,200	Apple, Inc.	71,655,600
10,500	Applied Industrial Technologies, Inc.	500,010
13,500	AptarGroup, Inc.	898,965
277,000	Baxter International, Inc.	20,611,570
113,000	Becton, Dickinson and Co.	13,300,100
374,700	Bed Bath & Beyond, Inc. *	22,800,495
36,900	Biogen Idec, Inc. *	11,784,753
94,300	Bristol-Myers Squibb Co.	4,690,482
16,200	Brown-Forman Corp. – Class B	1,501,254
5,600	Buckle, Inc. (The)	251,160
115,600	CA, Inc.	3,316,564
7,900	Capella Education Co.	452,196
38,800	Cerner Corp. *	2,097,140
859,600	Chevron Corp.	105,550,284
63,500	Church & Dwight Co., Inc.	4,396,105
51,400	CH Robinson Worldwide, Inc.	3,076,804
3,897,100	Cisco Systems, Inc.	95,946,602
69,000	Citrix Systems, Inc. *	4,275,930
13,500	Clarcor, Inc.	790,155
132,600	Coach, Inc.	5,398,146
1,900,700	Coca-Cola Co. (The)	77,757,637
208,200	Cognizant Technology Solutions Corp. –Class A *	10,120,602
450,900	Colgate-Palmolive Co.	30,841,560
454,300	ConocoPhillips	36,316,742
110,400	Costco Wholesale Corp.	12,808,608
141,700	Covidien Plc	10,359,687
27,700	CR Bard, Inc.	4,097,107
276,300	Danaher Corp.	21,670,209
112,800	Denbury Resources, Inc.	1,905,192
94,100	Devon Energy Corp.	6,953,990
22,800	Donaldson Co., Inc.	928,644
35,900	Dover Corp.	3,129,762

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	United States — continued
433,100	eBay, Inc. *	21,971,163
10,600	Edwards Lifesciences Corp. *	860,720
243,100	Eli Lilly & Co.	14,551,966
1,052,600	EMC Corp.	27,957,056
388,900	Emerson Electric Co.	25,951,297
10,000	Energen Corp.	853,800
19,200	Equifax, Inc.	1,359,168
67,200	Expeditors International of Washington, Inc.	3,058,272
1,218,992	Express Scripts Holding Co. *	87,121,358
462,800	Exxon Mobil Corp.	46,525,284
17,400	F5 Networks, Inc. *	1,888,770
5,800	FactSet Research Systems, Inc.	621,412
23,200	Fastenal Co.	1,131,000
160,700	General Mills, Inc.	8,827,251
45,000	Gentex Corp.	1,301,400
79,000	Genuine Parts Co.	6,820,070
22,600	Global Payments, Inc.	1,549,456
109,600	Google, Inc. – Class A *	62,652,840
106,000	Google, Inc. – Class C *	59,463,880
13,700	Grand Canyon Education, Inc. *	603,485
38,800	Hasbro, Inc.	2,083,560
12,400	Heartland Express, Inc.	268,150
36,000	Henry Schein, Inc. *	4,307,400
43,600	Herbalife Ltd.	2,826,588
111,300	Hess Corp.	10,161,690
668,800	Hewlett-Packard Co.	22,404,800
40,100	Hormel Foods Corp.	1,973,321
15,300	Hubbell, Inc. – Class B	1,790,100
86,200	Humana, Inc.	10,728,452
187,500	Illinois Tool Works, Inc.	16,228,125
538,000	International Business Machines Corp.	99,185,680
125,100	Intuit, Inc.	9,919,179
4,600	Intuitive Surgical, Inc. *	1,700,804
4,200	J&J Snack Foods Corp.	393,414
19,700	Jack Henry & Associates, Inc.	1,142,403
1,099,400	Johnson & Johnson	111,545,124
1,333,800	JPMorgan Chase & Co.	74,119,266
46,600	Laboratory Corp. of America Holdings *	4,780,228
5,400	Lancaster Colony Corp.	482,166
14,000	Landstar System, Inc.	909,020
63,100	Linear Technology Corp.	2,912,696
105,500	Lorillard, Inc.	6,558,935
24,500	Magnachip Semiconductor Corp *	304,290
380,800	Marathon Oil Corp.	13,960,128
14,100	Masimo Corp. *	347,424
27,000	Mastercard, Inc. – Class A	2,064,150
169,800	Mattel, Inc.	6,593,334
33,300	McCormick & Co., Inc. (Non Voting)	2,407,923
224,500	McDonald’s Corp.	22,771,035
19,600	Mednax, Inc. *	1,129,548
395,000	Medtronic, Inc.	24,106,850
5,100	Mettler-Toledo International, Inc. *	1,249,602

Shares / Par Value ($)	Description	Value ($)
	United States — continued
23,600	Micros Systems, Inc. *	1,260,712
3,145,800	Microsoft Corp.	128,789,052
169,000	Monsanto Co.	20,592,650
11,200	MSC Industrial Direct Co., Inc. – Class A	1,030,064
90,400	Murphy Oil Corp.	5,574,968
107,700	NetApp, Inc.	3,985,977
25,100	NeuStar, Inc. – Class A *	703,302
29,700	Newfield Exploration Co. *	1,083,456
319,400	Nike, Inc. – Class B	24,565,054
283,600	Occidental Petroleum Corp.	28,272,084
32,900	Oceaneering International, Inc.	2,370,445
3,210,000	Oracle Corp.	134,884,200
25,300	Pall Corp.	2,143,922
34,500	Patterson Cos., Inc.	1,351,020
101,100	Paychex, Inc.	4,156,221
432,800	PepsiCo, Inc.	38,229,224
154,900	Pfizer, Inc.	4,589,687
1,543,100	Philip Morris International, Inc.	136,626,074
10,700	Polaris Industries, Inc.	1,379,444
46,600	Precision Castparts Corp.	11,788,868
1,184,400	Procter & Gamble Co. (The)	95,687,676
787,100	Qualcomm, Inc.	63,322,195
14,100	Ralph Lauren Corp.	2,164,068
15,900	ResMed, Inc.	795,954
87,700	Reynolds American, Inc.	5,229,551
43,800	Rockwell Automation, Inc.	5,303,304
19,900	Roper Industries, Inc.	2,819,432
38,200	Sigma-Aldrich Corp.	3,763,846
127,500	St Jude Medical, Inc.	8,274,750
19,300	Steven Madden Ltd. *	614,898
15,400	Stone Energy Corp. *	683,606
159,600	Stryker Corp.	13,484,604
238,200	Sysco Corp.	8,939,646
9,400	Techne Corp.	825,226
145,000	Teradata Corp. *	6,088,550
27,400	Texas Roadhouse, Inc.	692,672
118,900	TJX Cos, Inc. (The)	6,474,105
67,400	Total System Services, Inc.	2,039,524
15,900	Tupperware Brands Corp.	1,331,148
7,700	United Natural Foods, Inc. *	519,057
501,200	UnitedHealth Group, Inc.	39,910,556
57,804	United Technologies Corp.	6,717,981
33,300	Urban Outfitters, Inc. *	1,116,216
37,600	Varian Medical Systems, Inc. *	3,100,120
140,500	VF Corp.	8,854,310
17,800	Wabtec Corp.	1,401,572
560,100	Wal-Mart Stores, Inc.	42,998,877
22,600	Waters Corp. *	2,263,616
129,100	WellPoint, Inc.	13,989,276
1,305,200	Wells Fargo & Co.	66,278,056
24,200	Whiting Petroleum Corp. *	1,738,770
80,000	WPX Energy, Inc. *	1,694,400

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	United States — continued
17,900	WW Grainger, Inc.	4,624,823
91,600	Xilinx, Inc.	4,301,536
73,500	Zimmer Holdings, Inc.	7,669,725

	Total United States	2,582,565,534

	TOTAL COMMON STOCKS (COST $6,530,917,436)	7,092,847,537

	PREFERRED STOCKS (a) — 1.5%

	Brazil — 0.9%
532,600	AES Tiete SA	4,067,663
511,090	Banco Bradesco SA	7,120,082
512,210	Banco Bradesco SA ADR	7,145,329
469,951	Banco do Estado do Rio Grande do Sul SA – Class B	2,227,773
174,250	Bradespar SA	1,446,704
144,100	Companhia de Transmissao de Energia Eletrica Paulista	1,674,295
1,365,727	Companhia Energetica de Minas Gerais	9,497,847
1,255,439	Companhia Energetica de Minas Gerais Sponsored ADR	8,813,182
284,774	Companhia Energetica de Sao Paulo – Class B	3,416,830
203,200	Companhia Paranaense de Energia – Class B	2,923,330
157,200	Companhia Paranaense de Energia Sponsored ADR	2,282,544
734,100	Eletropaulo Metropolitana SA	2,932,730
861,300	Gerdau SA	5,124,818
335,700	Gerdau SA Sponsored ADR	1,994,058
225,300	Gol Linhas Aereas Inteligentes SA	1,324,466
181,400	Gol Linhas Aereas Inteligentes SA ADR *	1,072,074
730,004	Itau Unibanco Holding SA	11,372,200
546,060	Itau Unibanco Holding SA ADR	8,463,930
3,663,808	Itausa-Investimentos Itau SA	13,966,397
432,600	Metalurgica Gerdau SA	3,149,447
3,407,000	Oi SA	2,950,310
534,300	Oi SA ADR	450,629
92,800	Petroleo Brasileiro SA Sponsored ADR	1,385,504
285,400	Telefonica Brasil SA	5,700,866
498,000	Telefonica Brasil SA ADR	10,014,780
155,200	Tim Participacoes SA ADR	4,227,648
2,466,400	Vale SA	28,227,691
253,300	Vale SA Sponsored ADR	2,907,884

	Total Brazil	155,881,011

	Germany — 0.4%
206,535	Porsche Automobil Holding SE	22,075,303
194,587	Volkswagen AG	51,815,651

	Total Germany	73,890,954

Shares / Par Value ($)	Description	Value ($)
	Russia — 0.1%
1,470,204	Sberbank	2,903,472
21,979,907	Surgutneftegaz OJSC	16,355,029
1,491	Transneft	3,414,386

	Total Russia	22,672,887

	South Korea — 0.1%
22,229	Hyundai Motor Co	3,296,896
20,456	Hyundai Motor Co	2,890,187
5,843	Samsung Electronics Co Ltd	6,355,156
163	Samsung Electronics Co Ltd GDR (Registered) *	89,324

	Total South Korea	12,631,563

	TOTAL PREFERRED STOCKS (COST $265,561,423)	265,076,415

	RIGHTS/WARRANTS (a) — 0.0%

	Brazil — 0.0%
5,520	Gol Linhas Aereas Inteligentes SA Rights, Expires 07/04/14 *	—

	France — 0.0%
864,865	Peugeot SA Warrants, Expires 04/29/17 *	1,694,138

	Hong Kong — 0.0%
61,589	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	78,565

	South Korea — 0.0%
25,213	BS Financial Group Inc Rights, Expires 07/04/14 *	48,192
27,709	GS Engineering & Construction Corp Rights, Expires 06/03/14 *	150,740

	Total South Korea	198,932

	TOTAL RIGHTS/WARRANTS (COST $1,106,601)	1,971,635

	INVESTMENT FUNDS (a) — 0.0%

	Thailand — 0.0%
1,129,240	BTS Rail Mass Transit Growth Infrastructure Fund	339,029
3,853,600	TRUE Telecommunication Growth Infrastructure Fund	1,151,179

	TOTAL INVESTMENT FUNDS (COST $1,656,254)	1,490,208

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS (a) — 9.0%

	United States — 9.0%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 3.15%, due 01/28/15	377,594
775,307	Caesars Entertainment Corp. Term Loan B3, 3.15%, due 01/28/15	764,647

	Total Bank Loans	1,142,241

	CMBS Collateralized Debt Obligations — 0.0%
1,599,400	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	1,599

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	552,500

	U.S. Government — 9.0%
124,040,562	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (d)	150,786,808
522,816,862	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (d)	525,962,128
65,407,800	U.S. Treasury Inflation Indexed Note, 0.50%, due 04/15/15 (d)	66,399,121
630,559,069	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/23 (d)	628,637,756
147,306,544	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (d)	159,413,374

	Total U.S. Government	1,531,199,187

	TOTAL DEBT OBLIGATIONS (COST $1,503,419,116)	1,532,895,527

	MUTUAL FUNDS — 29.8%

	United States — 29.8%
	Affiliated Issuers — 29.8%
99,054,150	GMO Alpha Only Fund, Class IV	2,393,148,259
36,483,110	GMO Alternative Asset Opportunity Fund	1,190,808,713
36,924,344	GMO Debt Opportunities Fund, Class VI	909,815,829
57,023,423	GMO Emerging Country Debt Fund, Class IV	603,307,819

	TOTAL MUTUAL FUNDS (COST $4,975,941,535)	5,097,080,620

	SHORT-TERM INVESTMENTS (a) — 16.9%

	Money Market Funds — 3.1%
531,150,444	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (e)	531,150,444

Shares	Description	Value ($)
	U.S. Government — 13.8%
90,000,000	U.S. Treasury Bill, 0.03%, due 09/18/14 (f) (g)	89,991,180
307,000,000	U.S. Treasury Bill, 0.03%, due 07/03/14 (f)	306,991,061
165,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (f) (g)	164,988,165
455,385,000	U.S. Treasury Bill, 0.03%, due 07/17/14 (f)	455,368,094
294,225,000	U.S. Treasury Bill, 0.03%, due 08/21/14 (f) (g)	294,205,287
502,775,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (f) (g)	502,699,081
100,000,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (f)	99,975,600
100,000,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (f)	99,989,200
342,700,000	U.S. Treasury Bill, 0.04%, due 11/06/14 (f)	342,640,370

	Total U.S. Government	2,356,848,038

	TOTAL SHORT-TERM INVESTMENTS (COST $2,887,980,238)	2,887,998,482

	TOTAL INVESTMENTS — 98.6% (Cost $16,166,582,603)	16,879,360,424
	Other Assets and Liabilities (net) — 1.4%	241,800,166

	TOTAL NET ASSETS — 100.0%	$17,121,160,590

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/02/2014	BOA	AUD	21,379,322	USD	19,929,505	$72,732
07/02/2014	MSCI	AUD	21,379,322	USD	19,927,305	70,532
07/02/2014	BOA	CAD	5,638,962	USD	5,136,410	(60,358)
07/02/2014	MSCI	CAD	5,638,961	USD	5,136,222	(60,546)
07/02/2014	BCLY	CHF	4,832,805	USD	5,428,715	30,374
07/02/2014	DB	CHF	4,881,621	USD	5,500,046	47,177
07/02/2014	JPM	CHF	13,293,550	USD	15,059,859	210,696
07/02/2014	MSCI	CHF	18,199,578	USD	20,570,089	240,793
07/02/2014	SSB	CHF	4,906,028	USD	5,513,847	33,715
07/02/2014	BOA	GBP	24,777,389	USD	41,688,205	165,480
07/02/2014	MSCI	GBP	27,487,015	USD	46,259,708	196,108
07/02/2014	BOA	NOK	98,017,227	USD	16,311,517	(66,357)
07/02/2014	MSCI	NOK	98,017,227	USD	16,311,146	(66,728)
07/02/2014	MSCI	NZD	9,138,161	USD	7,762,667	21,768
07/02/2014	BBH	SEK	31,609,298	USD	4,805,722	84,840
07/02/2014	BOA	SEK	131,977,694	USD	20,121,072	410,066
07/02/2014	JPM	SEK	31,293,205	USD	4,770,202	96,529
07/02/2014	MSCI	SEK	31,767,344	USD	4,829,172	84,686
07/02/2014	SSB	SEK	31,767,344	USD	4,841,273	96,787
07/02/2014	BCLY	USD	12,830,174	SGD	16,032,226	(48,362)
07/02/2014	BOA	USD	68,724,802	JPY	7,056,147,282	601,595
07/02/2014	BOA	USD	6,310,194	SGD	7,896,469	(14,675)
07/02/2014	DB	USD	19,263,076	SGD	24,185,793	19,228
07/02/2014	JPM	USD	9,124,716	EUR	6,633,462	(82,826)
07/02/2014	JPM	USD	19,264,257	SGD	24,185,793	18,046
07/02/2014	MSCI	USD	2,133,288	EUR	1,538,736	(35,879)
07/02/2014	MSCI	USD	68,704,393	JPY	7,056,147,282	622,005
07/02/2014	MSCI	USD	6,378,092	SGD	7,976,231	(18,982)

						$2,668,444

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Written Options (a)

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	385	06/20/2014	Euro STOXX 50, Strike 3,200	$398,193	$(159,084)
Put	7,324	06/20/2014	Euro STOXX 50, Strike 3,175	6,744,537	(2,103,305)
Put	871	06/20/2014	FTSE 100, Strike 6,850	1,295,354	(940,416)
Put	8	06/20/2014	FTSE 100, Strike 6,875	11,878	(10,776)
Put	105	06/27/2014	Hang Seng, Strike 23,000	234,908	(258,746)
Put	645	06/13/2014	Nikkei 225, Strike 14,125	1,992,098	(249,744)
Put	37	06/13/2014	Nikkei 225, Strike 14,375	136,403	(29,648)
Put	61	06/13/2014	Nikkei 225, Strike 14,625	137,580	(94,333)
Put	1,314	06/21/2014	S&P 500, Strike 1,870	3,845,526	(584,730)
Put	75	06/21/2014	S&P 500, Strike 1,875	256,244	(39,225)
Put	9	06/21/2014	S&P 500, Strike 1,885	27,869	(6,057)
Put	16	06/21/2014	S&P 500, Strike 1,915	30,185	(23,200)
Put	671	06/19/2014	S&P ASX 200, Strike 5,500	425,612	(277,100)
Put	45	06/19/2014	S&P ASX 200, Strike 5,525	22,315	(24,310)
Put	107	06/20/2014	S&P TSX 60, Strike 830	11,557	(5,082)
Put	30	06/20/2014	S&P TSX 60, Strike 840	3,329	(2,642)
Put	68	06/20/2014	S&P TSX 60, Strike 835	7,171	(4,421)

				$15,580,759	$(4,812,819)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NPG - National Public Guarantee Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	All or a portion of this security is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(e)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
8,800,302	GMO Alpha Only Fund, Class IV	212,615,298
5,979,331	GMO Alternative Asset Opportunity Fund	195,165,351
30,087,579	GMO Asset Allocation Bond Fund, Class VI	762,419,254
7,482,508	GMO Debt Opportunities Fund, Class VI	184,369,000
19,126,948	GMO Emerging Country Debt Fund, Class IV	202,363,115
49,026,740	GMO Emerging Markets Fund, Class VI	537,823,334
38,150,632	GMO International Equity Fund, Class IV	1,044,564,311
25,481,631	GMO Risk Premium Fund, Class VI	280,807,572
930,632	GMO Special Situations Fund, Class VI	24,317,427
5,350,790	GMO Strategic Fixed Income Fund, Class VI	89,197,671
47,362,968	GMO U.S. Core Equity Fund, Class VI	851,586,165
5,185,139	GMO U.S. Treasury Fund	129,628,473

	TOTAL MUTUAL FUNDS (COST $4,420,330,523)	4,514,856,971

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
76,746	State Street Eurodollar Time Deposit, 0.01% due 06/02/2014	76,746

	TOTAL SHORT-TERM INVESTMENTS (COST $76,746)	76,746

	TOTAL INVESTMENTS — 100.0% (Cost $4,420,407,269)	4,514,933,717
	Other Assets and Liabilities (net) — 0.00%	1,425,422

	TOTAL NET ASSETS — 100.0%	$4,516,359,139

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.8%

	Affiliated Issuers — 99.8%
20,932,151	GMO Alpha Only Fund, Class IV	505,720,772
8,816,008	GMO Alternative Asset Opportunity Fund	287,754,514
29,560,274	GMO Asset Allocation Bond Fund, Class VI	749,057,334
8,390,128	GMO Debt Opportunities Fund, Class VI	206,732,750
19,527,141	GMO Emerging Country Debt Fund, Class IV	206,597,149
44,210,744	GMO Emerging Markets Fund, Class VI	484,991,861
54,677,451	GMO International Equity Fund, Class IV	1,497,068,620
12,326,773	GMO Risk Premium Fund, Class VI	135,841,039
1,010,533	GMO Special Situations Fund, Class VI	26,405,219
14,609,481	GMO Strategic Fixed Income Fund, Class VI	243,540,047
56,354,236	GMO U.S. Core Equity Fund, Class VI	1,013,249,157
5,948,781	GMO U.S. Treasury Fund	148,719,517

	TOTAL MUTUAL FUNDS (COST $5,097,526,140)	5,505,677,979

	DEBT OBLIGATIONS — 0.1%

	Asset-Backed Securities — 0.1%
	Airlines — 0.0%
376,187	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	165,522

	Business Loans — 0.0%
208,556	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	89,116
237,054	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.15%, due 02/28/40	185,258
115,867	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/25/30	108,267

	Total Business Loans	382,641

	CMBS — 0.0%
251,315	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	250,436

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	500

	Insured Business Loans — 0.0%
110,677	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.59%, due 10/25/30	88,542

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Other — 0.0%
396,100	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	383,907
402,560	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	391,474
100,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	35,180
900,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	198,900

	Total Insured Other	1,009,461

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
50,679	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.53%, due 12/25/33	48,398
85,030	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.37%, due 11/25/35	81,629

	Total Insured Residential Asset-Backed Securities (United States)	130,027

	Insured Residential Mortgage-Backed Securities (United States) ¿ — 0.0%
9,974	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.49%, due 10/25/34	8,900
24,755	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.48%, due 01/25/35	21,923
110,491	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.38%, due 10/25/34	101,973
5,891	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.71%, due 08/15/30	4,890
6,495	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.59%, due 06/25/34	6,268
2,042	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.44%, due 12/25/32	1,909

	Total Insured Residential Mortgage-Backed Securities (United States)	145,863

	MBS Collateralized Debt Obligations — 0.0%
43,398	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	37,947

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.54%, due 01/25/35	35,854

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
60,837	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .28%, 0.43%, due 02/25/36	24,943
588,963	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.33%, due 10/25/36	303,316
272,448	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 04/25/36	250,652
116,452	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.24%, due 01/25/37	67,251
350,921	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .40%, 0.55%, due 05/25/37	23,687
221,556	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 09/25/36	88,667
81,835	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.26%, due 11/25/36	70,304
254,756	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 11/25/36	124,856
1,022,152	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 02/25/37	939,358
174,167	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.31%, due 06/25/36	171,555
2,120	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .54%, 0.69%, due 04/25/33	1,990
685,884	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.29%, due 02/25/37	653,647
17,372	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.45%, due 04/25/34	13,510
76,947	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36	7,755
45,803	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.25%, due 08/25/36	19,796
534,401	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 08/25/36	224,448
45,615	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .80%, 0.95%, due 08/25/34	43,506
454,626	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.30%, due 06/25/37	295,507
84,341	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.35%, due 01/25/36	80,546

Par Value $ / Shares	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
421,096	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.55%, due 06/25/37	220,023

	Total Residential Asset-Backed Securities (United States)	3,661,171

	Student Loans — 0.0%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.48%, due 01/25/24	682,500

	Total Asset-Backed Securities	6,554,610

	TOTAL DEBT OBLIGATIONS (COST $6,209,879)	6,554,610

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
2,080,370	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	2,080,370

	TOTAL SHORT-TERM INVESTMENTS (COST $2,080,370)	2,080,370

	TOTAL INVESTMENTS — 100.0% (Cost $5,105,816,389)	5,514,312,959
	Other Assets and Liabilities (net) — 0.00%	1,110,906

	TOTAL NET ASSETS — 100.0%	$5,515,423,865

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MBS - Mortgage-Backed Security

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,552,793	GMO Emerging Markets Fund, Class VI	170,614,138
31,457,028	GMO International Equity Fund, Class IV	861,293,422
39,242,871	GMO U.S. Core Equity Fund, Class VI	705,586,819

	TOTAL MUTUAL FUNDS (COST $1,480,046,210)	1,737,494,379

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
31,807	State Street Eurodollar Time Deposit, 0.01%, due 06/02/2014	31,807

	TOTAL SHORT-TERM INVESTMENTS (COST $31,807)	31,807

	TOTAL INVESTMENTS — 100.0% (Cost $1,480,078,017)	1,737,526,186
	Other Assets and Liabilities (net) — (0.0%)	(38,361)

	TOTAL NET ASSETS — 100.0%	$1,737,487,825

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
37,477,642	GMO Emerging Markets Fund, Class VI	411,129,727
54,721,624	GMO International Equity Fund, Class IV	1,498,278,076
68,288,606	GMO U.S. Core Equity Fund, Class VI	1,227,829,130

	TOTAL MUTUAL FUNDS (COST $2,830,530,903)	3,137,236,933

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
19,433	State Street Eurodollar Time Deposit, 0.01%, due 06/02/2014	19,433

	TOTAL SHORT-TERM INVESTMENTS (COST $19,433)	19,433

	TOTAL INVESTMENTS — 100.0% (Cost $2,830,550,336)	3,137,256,366
	Other Assets and Liabilities (net) — (0.0%)	(35,465)

	TOTAL NET ASSETS — 100.0%	$3,137,220,901

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
10,743,940	GMO Emerging Markets Fund, Class VI	117,861,024
39,173,344	GMO International Equity Fund, Class IV	1,072,566,154

	TOTAL MUTUAL FUNDS (COST $969,505,315)	1,190,427,178

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
229,818	State Street Eurodollar Time Deposit, 0.01%, due 06/02/2014	229,818

	TOTAL SHORT-TERM INVESTMENTS (COST $229,818)	229,818

	TOTAL INVESTMENTS — 100.0% (Cost $969,735,133)	1,190,656,996
	Other Assets and Liabilities (net) — (0.0%)	(35,834)

	TOTAL NET ASSETS — 100.0%	$1,190,621,162

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
40,290,442	GMO Emerging Markets Fund, Class VI	441,986,144
52,258,718	GMO International Equity Fund, Class IV	1,430,843,701

	TOTAL MUTUAL FUNDS (COST $1,592,285,406)	1,872,829,845

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
64,071	State Street Eurodollar Time Deposit, 0.01%, due 06/02/2014	64,071

	TOTAL SHORT-TERM INVESTMENTS (COST $64,071)	64,071

	TOTAL INVESTMENTS — 100.0% (Cost $1,592,349,477)	1,872,893,916
	Other Assets and Liabilities (net) — (0.0%)	(35,631)

	TOTAL NET ASSETS — 100.0%	$1,872,858,285

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 4.7%

	Convertible Debt — 4.7%
	Bank Loans — 4.7%
1,521,789	Caesars Entertainment Corp. Term Loan B1, 3.15%, due 01/28/15	1,510,376
3,101,228	Caesars Entertainment Corp. Term Loan B3, 3.15%, due 01/28/15	3,058,586

	Total Bank Loans	4,568,962

	TOTAL DEBT OBLIGATIONS (COST $4,590,307)	4,568,962

	MUTUAL FUNDS — 67.7%

	Affiliated Issuers — 67.7%
2,601,872	GMO U.S. Treasury Fund	65,046,789

	TOTAL MUTUAL FUNDS (COST $65,052,159)	65,046,789

	SHORT-TERM INVESTMENTS — 27.7%

	Short-Term Investments — 27.7%
26,582,092	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	26,582,092

	Total Short-Term Investments	26,582,092

	TOTAL SHORT-TERM INVESTMENTS (COST $26,582,092)	26,582,092

	TOTAL INVESTMENTS — 100.1% (Cost $96,224,558)	96,197,843
	Other Assets and Liabilities (net) — (0.1%)	(77,625)

	TOTAL NET ASSETS — 100.0%	$96,120,218

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
16,240,282	GMO Asset Allocation Bond Fund, Class VI	411,528,750
3,683,998	GMO Debt Opportunities Fund, Class VI	90,773,719
10,328,099	GMO Emerging Country Debt Fund, Class IV	109,271,283
26,136,534	GMO Emerging Markets Fund, Class VI	286,717,773
32,039,329	GMO International Equity Fund, Class IV	877,236,835
7,026,533	GMO Risk Premium Fund, Class VI	77,432,390
1,252,927	GMO Strategic Fixed Income Fund, Class VI	20,886,297
32,622,747	GMO U.S. Core Equity Fund, Class VI	586,556,992
1,781,973	GMO U.S. Treasury Fund	44,549,329

	TOTAL MUTUAL FUNDS (COST $2,215,989,943)	2,504,953,368

	DEBT OBLIGATIONS — 0.1%

	Asset-Backed Securities — 0.1%
	Business Loans — 0.0%
556,150	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.45%, due 05/28/39	237,643

	CMBS — 0.0%
137,081	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.28%, due 12/15/20	136,601

	Insured Residential Asset-Backed Securities (United States) ¿ — 0.0%
26,163	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.37%, due 11/25/35	25,117

	Residential Asset-Backed Securities (United States) ¿ — 0.1%
132,934	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.26%, due 09/25/36	53,200
940,015	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 02/25/37	863,874
6,359	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.69%, due 04/25/33	5,970

Par Value ($) / Shares	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Asset-Backed Securities (United States) ¿ — continued
1,097,414	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.29%, due 02/25/37	1,045,835

	Total Residential Asset-Backed Securities (United States)	1,968,879

	Total Asset-Backed Securities	2,368,240

	TOTAL DEBT OBLIGATIONS (COST $2,251,114)	2,368,240

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
583,337	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (a)	583,337

	TOTAL SHORT-TERM INVESTMENTS (COST $583,337)	583,337

	TOTAL INVESTMENTS — 100.0% (Cost $2,218,824,394)	2,507,904,945
	Other Assets and Liabilities (net) — 0.00%	182,176

	TOTAL NET ASSETS — 100.0%	$2,508,087,121

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

LIBOR - London Interbank Offered Rate

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	3,619,217,058	196,651,545	(33,291,190)	163,360,355
Consolidated Alternative Asset Opportunity Fund	1,633,870,684	20,556,786	(11,618,649)	8,938,137
Consolidated Benchmark-Free Allocation Fund	16,248,435,059	767,848,989	(136,923,624)	630,925,365
Benchmark-Free Fund	4,443,037,259	142,106,795	(70,210,337)	71,896,458
Global Asset Allocation Fund	5,206,441,054	342,071,843	(34,199,938)	307,871,905
Global Developed Equity Allocation Fund	1,518,655,356	218,870,830	—	218,870,830
Global Equity Allocation Fund	2,857,077,020	302,026,818	(21,847,472)	280,179,346
International Developed Equity Allocation Fund	1,075,351,616	115,305,380	—	115,305,380
International Equity Allocation Fund	1,674,494,684	211,263,313	(12,864,081)	198,399,232
Special Situations Fund	96,224,558	—	(26,715)	(26,715)
Strategic Opportunities Allocation Fund	2,233,513,876	274,663,843	(272,774)	274,391,069

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended May 31, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Consolidated Alternative Asset Opportunity Fund
GMO Debt Opportunities Fund, Class VI	$2,736,930	$—	$—	$—	$—	$2,784,392
GMO U.S. Treasury Fund	667,339,196	65,104,104	—	104,104	—	732,443,300

Totals	$670,076,126	$65,104,104	$—	$104,104	$—	$735,227,692

Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$2,059,932,497	$318,776,888	$—	$—	$—	$2,393,148,259
GMO Alternative Asset Opportunity Fund	1,174,026,482	—	—	—	—	1,190,808,713
GMO Debt Opportunities Fund, Class VI	809,249,532	85,764,275	—	—	—	909,815,829
GMO Emerging Country Debt Fund, Class IV	521,745,697	36,452,609	—	—	—	603,307,819

Totals	$4,564,954,208	$440,993,772	$—	$—	$—	$5,097,080,620

Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$208,616,077	$2,521,951	$—	$—	$—	$212,615,298
GMO Alternative Asset Opportunity Fund	192,414,859	—	—	—	—	195,165,351
GMO Asset Allocation Bond Fund, Class VI	671,093,221	78,606,324	9,791,724	—	—	762,419,254
GMO Currency Hedged International Equity Fund, Class III	1,016,093,779	14,121,506	1,022,092,100	668,668	13,452,838	—
GMO Debt Opportunities Fund, Class VI	178,380,316	2,862,481	—	—	—	184,369,000
GMO Emerging Country Debt Fund, Class IV	194,550,630	—	8,490,310	—	—	202,363,115
GMO Emerging Markets Fund, Class VI	515,889,087	3,521,192	22,929,338	—	—	537,823,334
GMO International Equity Fund, Class IV	—	1,035,204,623	21,770,947	—	—	1,044,564,311
GMO Risk Premium Fund, Class VI	274,986,361	2,484,908	7,513,325	—	—	280,807,572
GMO Special Situations Fund, Class VI	24,336,040	—	—	—	—	24,317,427
GMO Strategic Fixed Income Fund, Class VI	87,645,942	—	—	—	—	89,197,671
GMO U.S. Core Equity Fund, Class VI	942,031,777	1,003,557	128,048,850	—	—	851,586,165
GMO U.S. Treasury Fund	61,607,857	70,128,447	2,107,832	13,944	—	129,628,473

Totals	$4,367,645,946	$1,210,454,989	$1,222,744,426	$682,612	$13,452,838	$4,514,856,971

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$501,775,894	$5,265,360	$4,870,087	$—	$—	$505,720,772
GMO Alternative Asset Opportunity Fund	283,699,150	—	—	—	—	287,754,514
GMO Asset Allocation Bond Fund, Class VI	669,281,486	59,013,592	1,000,000	—	—	749,057,334
GMO Debt Opportunities Fund, Class VI	203,208,896	—	—	—	—	206,732,750
GMO Emerging Country Debt Fund, Class IV	190,722,157	997,878	1,174,918	—	—	206,597,149
GMO Emerging Markets Fund, Class VI	446,494,991	3,053,000	745,000	—	—	484,991,861
GMO International Equity Fund, Class IV	1,465,521,943	856,307	22,582,157	—	—	1,497,068,620
GMO Risk Premium Fund, Class VI	130,663,795	—	—	—	—	135,841,039
GMO Special Situations Fund, Class VI	26,425,429	—	—	—	—	26,405,219
GMO Strategic Fixed Income Fund, Class VI	241,443,599	—	2,153,867	—	—	243,540,047
GMO U.S. Core Equity Fund, Class VI	1,101,695,599	8,750,220	140,655,029	—	—	1,013,249,157
GMO U.S. Treasury Fund	92,637,902	58,034,584	1,952,968	17,234	—	148,719,517

Totals	$5,353,570,841	$135,970,941	$175,134,026	$17,234	$—	$5,505,677,979

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$155,716,435	$8,513,120	$6,153,154	$—	$—	$170,614,138
GMO International Equity Fund, Class IV	776,904,002	65,237,819	10,136,504	—	—	861,293,422
GMO U.S. Core Equity Fund, Class VI	658,441,285	47,093,236	29,083,136	—	—	705,586,819

Totals	$1,591,061,722	$120,844,175	$45,372,794	$—	$—	$1,737,494,379

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$382,740,582	$20,281,010	$23,819,265	$—	$—	$411,129,727
GMO International Equity Fund, Class IV	1,385,658,404	69,069,295	10,669,559	—	—	1,498,278,076
GMO U.S. Core Equity Fund, Class VI	1,178,165,377	29,713,755	32,679,080	—	—	1,227,829,130

Totals	$2,946,564,363	$119,064,060	$67,167,904	$—	$—	$3,137,236,933

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$112,686,463	$5,947,378	$10,017,949	$—	$—	$117,861,024
GMO International Equity Fund, Class IV	1,037,781,904	19,945,831	23,231,459	—	—	1,072,566,154

Totals	$1,150,468,367	$25,893,209	$33,249,408	$—	$—	$1,190,427,178

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$408,776,259	$8,488,392	$8,788,729	$—	$—	$441,986,144
GMO International Equity Fund, Class IV	1,381,555,377	38,352,421	39,062,824	—	—	1,430,843,701

Totals	$1,790,331,636	$46,840,813	$47,851,553	$—	$—	$1,872,829,845

Special Situations Fund
GMO U.S. Treasury Fund	$65,037,346	$9,443	$—	$9,443	$—	$65,046,789

Strategic Opportunities Allocation Fund
GMO Asset Allocation Bond Fund, Class VI	$371,271,791	$34,426,659	$6,088,989	$—	$—	$411,528,750
GMO Debt Opportunities Fund, Class VI	90,854,965	—	1,637,938	—	—	90,773,719
GMO Emerging Country Debt Fund, Class IV	106,134,175	—	5,553,258	—	—	109,271,283
GMO Emerging Markets Fund, Class VI	270,476,553	—	5,565,207	—	—	286,717,773
GMO International Equity Fund, Class IV	869,771,136	—	23,673,146	—	—	877,236,835
GMO Risk Premium Fund, Class VI	75,787,760	—	1,318,840	—	—	77,432,390
GMO Strategic Fixed Income Fund, Class VI	20,522,948	—	—	—	—	20,886,297
GMO U.S. Core Equity Fund, Class VI	648,092,634	—	86,971,140	—	—	586,556,992
GMO U.S. Treasury Fund	—	44,546,811	—	2,518	—	44,549,329

Totals	$2,452,911,962	$78,973,470	$130,808,518	$2,518	$—	$2,504,953,368

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through May 31, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Basis of presentation and principles of consolidation: Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund

Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund include the accounts of their wholly-owned investments in Alternative Asset SPC Ltd. and Implementation Fund (each a “wholly owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include 100% of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of May 31, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value each debt instrument based on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of May 31, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	30%	—
Consolidated Alternative Asset Opportunity Fund	< 1%	1%	< 1%
Consolidated Benchmark-Free Allocation Fund	< 1%	31%	< 1%
Benchmark-Free Fund	< 1%	34%	< 1%
Global Asset Allocation Fund	< 1%	37%	< 1%
Global Developed Equity Allocation Fund	< 1%	57%	—
Global Equity Allocation Fund	< 1%	58%	—
International Developed Equity Allocation Fund	< 1%	96%	—
International Equity Allocation Fund	< 1%	95%	—
Special Situations Fund	—	—	—
Strategic Opportunities Allocation Fund	< 1%	44%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At May 31, 2014, Special Situations Fund held material Level 3 investments in loans. The Fund values these investments using unadjusted prices supplied by a third party pricing source (e.g., broker quotes) as described in the Portfolio Valuation note. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$19,843,535	$—	$19,843,535
Austria	—	5,539,247	—	5,539,247
Belgium	—	9,621,014	—	9,621,014
Canada	5,606,526	—	—	5,606,526
Denmark	—	7,280,537	—	7,280,537
Finland	—	20,228,247	—	20,228,247
France	—	236,451,793	—	236,451,793
Germany	—	168,913,006	—	168,913,006
Hong Kong	—	11,695,221	—	11,695,221
Ireland	—	2,714,153	—	2,714,153
Israel	4,403,984	5,356,808	—	9,760,792
Italy	—	81,040,466	—	81,040,466
Japan	—	182,135,585	—	182,135,585
Netherlands	—	22,627,162	—	22,627,162
New Zealand	—	3,880,808	—	3,880,808
Norway	—	21,392,129	—	21,392,129
Portugal	—	4,812,067	—	4,812,067
Singapore	—	9,442,969	—	9,442,969
Spain	—	72,350,865	—	72,350,865
Sweden	—	17,413,073	—	17,413,073
Switzerland	—	17,394,277	—	17,394,277
United Kingdom	—	228,673,330	—	228,673,330
United States	1,632,073,044	—	—	1,632,073,044

TOTAL COMMON STOCKS	1,642,083,554	1,148,806,292	—	2,790,889,846

Preferred Stocks
Germany	—	27,108,516	—	27,108,516

TOTAL PREFERRED STOCKS	—	27,108,516	—	27,108,516

Investment Funds
United States	79,000,130	—	—	79,000,130

TOTAL INVESTMENT FUNDS	79,000,130	—	—	79,000,130

Rights/Warrants
France	—	773,872	—	773,872
Hong Kong	—	34,229	—	34,229

TOTAL RIGHTS/WARRANTS	—	808,101	—	808,101

Short-Term Investments	884,770,820	—	—	884,770,820

Total Investments	2,605,854,504	1,176,722,909	—	3,782,577,413

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	5,669,662	—	5,669,662
Futures Contracts
Equity Risk	—	970,437	—	970,437
Swap Contracts
Equity Risk	—	2,438,174	—	2,438,174

Total	$2,605,854,504	$1,185,801,182	$—	$3,791,655,686

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(116,866)	$—	$(116,866)
Futures Contracts
Equity Risk	(79,900,438)	(8,723,344)	—	(88,623,782)
Swap Contracts
Equity Risk	—	(5,024,402)	—	(5,024,402)

Total	$(79,900,438)	$(13,864,612)	$—	$(93,765,050)

Description	Level 1	Level 2	Level 3		Total
Consolidated Alternative Asset Opportunity Fund
Asset Valuation Inputs
Mutual Funds	$735,227,692	$—	$—		$735,227,692
Short-Term Investments	688,586,983	218,994,146	—		907,581,129

Total Investments	1,423,814,675	218,994,146	—		1,642,808,821

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	589,506	—		589,506
Futures Contracts
Physical Commodity Contract Risk	6,612,598	—	—		6,612,598
Equity Risk	6,030,037	24,374,212	—		30,404,249
Interest Rate Risk	7,776,080	—	—		7,776,080

Total	$1,444,233,390	$243,957,864	$—		$1,688,191,254

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,303,194)	$—		$(1,303,194)
Futures Contracts
Physical Commodity Contract Risk	(23,621)	—	—		(23,621)
Equity Risk	(74,004)	(2,042,197)	—		(2,116,201)
Interest Rate Risk	(1,295,252)	—	—		(1,295,252)

Total	$(1,392,877)	$(3,345,391)	$—		$(4,738,268)

Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$39,207,625	$—		$39,207,625
Austria	—	16,932,790	—		16,932,790
Belgium	—	26,014,836	—		26,014,836
Brazil	39,131,804	103,802,141	—		142,933,945
Canada	12,638,316	—	—		12,638,316
Chile	1,467,720	1,679,460	—		3,147,180
Czech Republic	—	18,282,503	—		18,282,503
Denmark	—	22,953,882	—		22,953,882
Egypt	—	6,044,848	—		6,044,848
Finland	—	57,156,220	—		57,156,220
France	—	651,633,893	—		651,633,893
Germany	—	485,277,316	—		485,277,316
Hong Kong	—	26,250,891	—		26,250,891
Hungary	—	6,310,795	—		6,310,795
India	2,325,241	114,556,643	—		116,881,884
Indonesia	1,533,168	31,565,219	—		33,098,387
Ireland	—	11,360,832	—		11,360,832
Israel	13,211,952	13,822,192	—		27,034,144
Italy	—	207,476,938	—		207,476,938
Japan	—	444,123,549	—		444,123,549
Malaysia	—	5,329,117	—		5,329,117
Mexico	33,696,660	—	—		33,696,660
Netherlands	—	68,840,739	0	**	68,840,739
New Zealand	—	9,327,398	—		9,327,398
Norway	—	60,568,018	—		60,568,018
Panama	2,158,243	—	—		2,158,243
Peru	11,759,210	—	—		11,759,210
Philippines	701,385	4,836,610	—		5,537,995
Poland	—	33,191,761	—		33,191,761
Portugal	—	12,850,352	—		12,850,352
Russia	14,715,928	214,915,800	—		229,631,728
Singapore	—	21,325,082	—		21,325,082
South Africa	1,641,864	57,846,525	—		59,488,389
South Korea	5,035,704	279,125,909	—		284,161,613
Spain	—	182,830,290	—		182,830,290
Sri Lanka	—	50,636	—		50,636
Sweden	—	48,282,840	—		48,282,840
Switzerland	—	64,151,739	—		64,151,739

Description	Level 1	Level 2	Level 3		Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Taiwan	$16,308,841	$200,996,885	$—		$217,305,726
Thailand	—	53,858,837	—		53,858,837
Turkey	175,150	150,035,602	—		150,210,752
United Kingdom	—	600,964,104	—		600,964,104
United States	2,582,565,534	—	—		2,582,565,534

TOTAL COMMON STOCKS	2,739,066,720	4,353,780,817	0	**	7,092,847,537

Preferred Stocks
Brazil	48,757,562	107,123,449	—		155,881,011
Germany	—	73,890,954	—		73,890,954
Russia	—	22,672,887	—		22,672,887
South Korea	—	12,631,563	—		12,631,563

TOTAL PREFERRED STOCKS	48,757,562	216,318,853	—		265,076,415

Rights/Warrants
Brazil	0 **	—	—		0 **
France	1,694,138	—	—		1,694,138
Hong Kong	78,565	—	—		78,565
South Korea	—	—	198,932		198,932

TOTAL RIGHTS/WARRANTS	1,772,703	—	198,932		1,971,635

Investment Funds
Thailand	—	1,490,208	—		1,490,208

TOTAL INVESTMENT FUNDS	—	1,490,208	—		1,490,208

Debt Obligations
United States	—	1,531,199,187	1,696,340		1,532,895,527

TOTAL DEBT OBLIGATIONS	—	1,531,199,187	1,696,340		1,532,895,527

Mutual Funds
United States	5,097,080,620	—	—		5,097,080,620

TOTAL MUTUAL FUNDS	5,097,080,620	—	—		5,097,080,620

Short-Term Investments	1,960,651,162	927,347,320	—		2,887,998,482

Total Investments	9,847,328,767	7,030,136,385	1,895,272		16,879,360,424

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	3,123,157	—		3,123,157

Total	$9,847,328,767	$7,033,259,542	$1,895,272		$16,882,483,581

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(454,713)	$—		$(454,713)
Written Options
Equity Risk	(665,357)	(4,147,462)	—		(4,812,819)

Total	$(665,357)	$(4,602,175)	$—		$(5,267,532)

Benchmark-Free Fund
Asset Valuation Inputs
Mutual Funds	$4,514,856,971	$—	$—		$4,514,856,971

Short-Term Investments	76,746	—	—		76,746

Total Investments	4,514,933,717	—	—		4,514,933,717

Total	$4,514,933,717	$—	$—		$4,514,933,717

Global Asset Allocation Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$165,522	$6,389,088		$6,554,610

TOTAL DEBT OBLIGATIONS	—	165,522	6,389,088		6,554,610

Description	Level 1	Level 2	Level 3	Total
Global Asset Allocation Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds	$5,505,677,979	$—	$—	$5,505,677,979
Short-Term Investments	2,080,370	—	—	2,080,370

Total Investments	5,507,758,349	165,522	6,389,088	5,514,312,959

Total	$5,507,758,349	$165,522	$6,389,088	$5,514,312,959

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,737,494,379	$—	$—	$1,737,494,379
Short-Term Investments	31,807	—	—	31,807

Total Investments	1,737,526,186	—	—	1,737,526,186

Total	$1,737,526,186	$—	$—	$1,737,526,186

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$3,137,236,933	$—	$—	$3,137,236,933
Short-term Investments	19,433	—	—	19,433

Total Investments	3,137,256,366	—	—	3,137,256,366

Total	$3,137,256,366	$—	$—	$3,137,256,366

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,190,427,178	$—	$—	$1,190,427,178

Short-Term Investments	229,818	—	—	229,818

Total Investments	1,190,656,996	—	—	1,190,656,996

Total	$1,190,656,996	$—	$—	$1,190,656,996

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,872,829,845	$—	$—	$1,872,829,845
Short-Term Investments	64,071	—	—	64,071

Total Investments	1,872,893,916	—	—	1,872,893,916

Total	$1,872,893,916	$—	$—	$1,872,893,916

Special Situations Fund
Asset Valuation Inputs
Debt Obligations
Bank Loans	$—	$—	$4,568,962	$4,568,962

TOTAL DEBT OBLIGATIONS	—	—	4,568,962	4,568,962

Mutual Funds	65,046,789	—	—	65,046,789

Short-Term Investments	26,582,092	—	—	26,582,092

Total Investments	91,628,881	—	4,568,962	96,197,843

Total	$91,628,881	$—	$4,568,962	$96,197,843

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,504,953,368	$—	$—	$2,504,953,368
Debt Obligations
Asset-Backed Securities	—	—	2,368,240	2,368,240

TOTAL DEBT OBLIGATIONS	—	—	2,368,240	2,368,240

Short-Term Investments	583,337	—	—	583,337

Total Investments	2,505,536,705	—	2,368,240	2,507,904,945

Total	$2,505,536,705	$—	$2,368,240	$2,507,904,945

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds, for the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2014
Consolidated Benchmark-Free Allocation Fund
Rights/Warrants
South Korea	$—	$—	$—	$—	$—	$198,932	$—	$—	$198,932	$198,932
Debt Obligations
Asset-Backed Securities
United States	516,099	—	—	9,688	—	28,312	—	—	554,099	28,312
Bank Loans
United States	1,145,624	—	(1,963)	3,111	19	(4,550)	—	—	1,142,241	(4,550)

Total	$1,661,723	$—	$(1,963)	$12,799	$19	$222,694	$—	$—	$1,895,272	$222,694

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$9,201,717	$19	$(3,114,788)	$112,292	$150,816	$39,032	$—	$—	$6,389,088	$44,296
U.S. Government Agency	7,475	—	(7,488)	12	—	1	—	—	—	—

Total	$9,209,192	$19	$(3,122,276)#	$112,304	$150,816	$39,033	$—	$—	$6,389,088	$44,296

Special Situations Fund
Debt Obligations
Bank Loans	$4,582,494	$—	$(7,851)	$12,445	$74	$(18,200)	$—	$—	$4,568,962	$(18,200)

Total	$4,582,494	$—	$(7,851)	$12,445	$74	$(18,200)	$—	$—	$4,568,962	$(18,200)

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$2,963,366	$—	$(637,339)	$32,656	$114,756	$(105,199)	$—	$—	$2,368,240	$521

Total	$2,963,366	$—	$(637,339)##	$32,656	$114,756	$(105,199)	$—	$—	$2,368,240	$521

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
#	Includes $329,603 of proceeds received from principal paydowns.
##	Includes $76,411 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Funds’ net assets) as of May 31, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	—
Consolidated Alternative Asset Opportunity Fund	< 1%
Consolidated Benchmark-Free Allocation Fund	6%
Benchmark-Free Fund	5%
Global Asset Allocation Fund	6%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Special Situations Fund	5%
Strategic Opportunities Allocation Fund	4%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Alternative Asset Opportunity Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Special Situations Fund	Strategic Opportunities Allocation Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X		X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X		X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Commodities Risk		X	X	X	X						X
Merger Arbitrage Risk			X	X	X						X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through other GMO Funds and other investment companies.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to illiquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, in particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether nor not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives instruments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel of will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alpha Only Fund
•	Alternative Asset Opportunity Fund
•	Implementation Fund
•	Special Situations Fund

Temporary Defensive Positions. The Funds (other than Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund) normally do not take temporary defensive positions. Alternative Asset Opportunity Fund and Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At May 31, 2014, only Alpha Only Fund, Consolidated Alternative Asset Opportunity Fund and Implementation Fund (a wholly owned subsidiary of Benchmark-Free Allocation Fund), held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Alternative Asset Opportunity Fund, Implementation Fund and Special Situations Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund

The Fund’s investment program involves having both long and short investment exposures. The Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Alternative Asset Opportunity Fund

The Fund may use derivatives to gain long investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and the Manager believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Implementation Fund

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Special Situations Fund

The Fund may use derivatives to gain long investment exposure to securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of another fund or account that invests in the Fund. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio or the portfolio of another fund or account that invests in the Fund. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures or the investment exposures of another fund or account that invests in the Fund to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or another fund or account that invests in the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain exposure to the credit of an issuer through the debt instrument but adjust the interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio or the portfolio of another fund or account that invests in the Fund.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended May 31, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Alternative Asset Opportunity Fund*	Consolidated Benchmark-Free Allocation Fund**
Forward currency contracts
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies	X	X	X
To hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests	X
To manage against anticipated currency exchange rate changes	X		X
Futures contracts
Adjust exposure to certain securities markets		X
Maintain the diversity and liquidity of the portfolio		X
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Options (Written)
Used written put option contracts as a substitute for direct equity investment			X
Swap contracts
To hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X		X

*	Certain derivatives are held by Alternative Asset Opportunity Fund’s wholly owned subsidiary.
**	Derivatives are held by Benchmark-Free Allocation Fund’s wholly owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free Allocation Fund
Outstanding, beginning of period	—	9,905	$11,507,469	—	—	$—
Options written	—	33,407	43,251,872	—	—	—
Options bought back	—	(11,883)	(15,365,557)	—	—	—
Options expired	—	(19,658)	(23,813,025)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	11,771	$15,580,759	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$808,101	$—	$—	$—	$808,101
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,669,662	—	—	5,669,662
Unrealized Appreciation on Futures Contracts	—	—	970,437	—	—	—	970,437
Unrealized Appreciation on Swap Agreements	—	—	2,438,174	—	—	—	2,438,174

Total	$—	$—	$4,216,712	$5,669,662	$—	$—	$9,886,374

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(116,866)	$—	$—	$(116,866)
Unrealized Depreciation on Futures Contracts	—	—	(88,623,782)	—	—	—	(88,623,782)
Unrealized Depreciation on Swap Agreements	—	—	(5,024,402)	—	—	—	(5,024,402)

Total	$—	$—	$(93,648,184)	$(116,866)	$—	$—	$(93,765,050)

Consolidated Alternative Asset Opportunity Fund
Asset:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$589,506	$—	$—	$589,506
Unrealized Appreciation on Futures Contracts	—	6,612,598	30,404,249	—	7,776,080	—	44,792,927

Total	$—	$6,612,598	$30,404,249	$589,506	$7,776,080	$—	$45,382,433

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,303,194)	$—	$—	$(1,303,194)
Unrealized Depreciation on Futures Contracts	—	(23,621)	(2,116,201)	—	(1,295,252)	—	(3,435,074)

Total	$—	$(23,621)	$(2,116,201)	$(1,303,194)	$(1,295,252)	$—	$(4,738,268)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Benchmark-Free Allocation Fund
Asset:
Investments, at value (rights and/or warrants)	$—	$—	$1,971,635	$—	$—	$—	$1,971,635
Unrealized Appreciation on Forward Currency Contracts	—	—	—	3,123,157	—	—	3,123,157

Total	$—	$—	$1,971,635	$3,123,157	$—	$—	$5,094,792

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(454,713)	$—	$—	$(454,713)
Written Options, at value	—	—	(4,812,819)	—	—	—	(4,812,819)

Total	$—	$—	$(4,812,819)	$(454,713)	$—	$—	$(5,267,532)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or number of contracts (options) outstanding at each month-end was as follows for the period ended May 31, 2014:

	Forward Currency Contracts ($)	Future Contracts ($)	Swap Contracts ($)	Options	Rights and/ or warrants ($)
Alpha Only Fund	605,441,633	2,186,742,367	655,441,696	—	671,714
Consolidated Alternative Asset Opportunity Fund	751,651,553	1,947,373,830	—	—	—
Consolidated Benchmark-Free Allocation Fund	1,538,860,456	—	—	11,130	1,709,916

Subsequent events

The Board of Trustees of GMO Trust approved the liquidation of GMO Special Situations Fund.

Effective June 25, 2014, GMO Alternative Asset Opportunity Fund was renamed “GMO Systematic Global Macro Opportunity Fund.”

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 59.0%

	Australia — 0.3%
5,017,745	Arrium Ltd	4,242,172
444,918	Bank of Queensland Ltd	4,978,766
204,787	Bendigo and Adelaide Bank Ltd	2,237,777
1,054,512	BlueScope Steel Ltd *	5,749,298
2,412,128	Goodman Fielder Ltd	1,529,636
628,677	Investa Office Fund (REIT)	1,963,600
2,868,119	Mirvac Group (REIT)	4,839,785
1,089,269	Pacific Brands Ltd	573,128
1,632,052	Stockland (REIT)	5,932,764
1,386,906	TABCORP Holdings Ltd	4,497,374
940,269	Tatts Group Ltd	2,663,325

	Total Australia	39,207,625

	Austria — 0.1%
56,549	Erste Group Bank AG	1,966,048
204,470	OMV AG	8,474,271
140,158	Voestalpine AG	6,492,471

	Total Austria	16,932,790

	Belgium — 0.2%
166,007	Ageas	6,983,136
232,150	Belgacom SA	7,689,276
159,335	Delhaize Group	11,342,424

	Total Belgium	26,014,836

	Brazil — 1.2%
149,700	Aes Tiete SA	962,228
58,200	Ambev SA	412,022
94,471	Ambev SA ADR	665,076
154,200	Banco Bradesco SA	2,199,809
3,021,200	Banco do Brasil SA	30,706,925
454,500	Banco Santander Brasil SA	3,055,292
762,800	Banco Santander Brasil SA ADR	5,156,528
230,200	BR Malls Participacoes SA	1,901,978
80,600	BR Properties SA	643,994
686,900	Brasil Brokers Participacoes SA	1,189,650
543,611	Cia de Saneamento Basico do Estado de Sao Paulo ADR	5,321,952
133,500	Cia de Saneamento de Minas Gerais-COPASA	2,303,758
111,447	Cielo SA	1,991,351
339,900	Companhia de Saneamento Basico do Estado de Sao Paulo	3,304,478
1,000,400	Companhia Siderurgica Nacional SA	3,835,842
533,000	Companhia Siderurgica Nacional SA Sponsored ADR	2,068,040
306,405	Cosan Ltd. – Class A	3,830,062
238,400	Cosan SA Industria e Comercio	4,005,435
326,537	CPFL Energia SA	2,652,758
82,800	CPFL Energia SA ADR	1,330,596

Shares	Description	Value ($)
	Brazil — continued
448,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	2,643,646
369,667	Duratex SA	1,521,372
908,000	EDP-Energias do Brasil SA	3,805,794
270,300	Equatorial Energia SA	2,750,899
170,800	Grendene SA	1,074,219
200,300	Grupo BTG Pactual	3,039,861
456,556	Klabin SA	2,331,384
453,800	Light SA	4,012,756
597,400	MRV Engenharia e Participacoes SA	1,831,959
28,000	Multiplan Empreendimentos Imobiliarios SA	600,670
82,400	Multiplus SA	1,200,525
89,700	Porto Seguro SA	1,248,825
182,057	Sul America SA	1,404,252
537,100	Tim Participacoes SA	2,915,295
269,789	Tractebel Energia SA	3,998,123
369,000	Transmissora Alianca de Energia Eletrica SA	3,195,376
131,400	Ultrapar Participacoes SA	3,158,456
307,900	Vale SA	3,903,209
1,628,200	Vale SA Sponsored ADR	20,759,550

	Total Brazil	142,933,945

	Canada — 0.1%
41,900	Canadian Tire Corp Ltd – Class A	4,041,613
205,800	First Quantum Minerals Ltd	4,340,723
78,900	Home Capital Group Inc	3,548,062
70,100	RONA Inc	707,918

	Total Canada	12,638,316

	Chile — 0.0%
2,933,723	Enersis SA	955,766
90,600	Enersis SA Sponsored ADR	1,467,720
57,627	ENTEL Chile SA	723,694

	Total Chile	3,147,180

	Czech Republic — 0.2%
579,707	CEZ AS	16,977,726
90,000	Telefonica Czech Republic AS	1,304,777

	Total Czech Republic	18,282,503

	Denmark — 0.2%
5,732	AP Moeller – Maersk A/S	14,999,663
52,105	Carlsberg A/S	5,435,372
45,493	Jyske Bank A/S *	2,518,847

	Total Denmark	22,953,882

	Egypt — 0.1%
1,193,378	Al Ezz Steel Rebars SAE *	2,806,992
18,586	Commercial International Bank	92,080
291,399	Global Telecom Holding GDR *	1,071,856

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Egypt — continued
258,779	Orascom Telecom Holding SAE *	187,694
2,477,939	Orascom Telecom Media And Technology Holding SAE	430,141
96,773	Sidi Kerir Petrochemicals Co	218,701
117,491	Talaat Moustafa Group	144,983
597,860	Telecom Egypt Co	1,092,401

	Total Egypt	6,044,848

	Finland — 0.5%
364,556	Fortum Oyj	8,896,009
85,543	Metso Oyj	3,325,712
77,525	Neste Oil Oyj	1,588,021
4,365,516	Nokia Oyj *	35,418,203
24,324	Sampo Oyj – Class A	1,227,594
380,228	UPM–Kymmene Oyj	6,700,681

	Total Finland	57,156,220

	France — 5.4%
444,842	Air France – KLM *	6,786,480
105,573	Alstom SA	4,161,207
939,591	ArcelorMittal	14,300,687
355,654	AXA	8,790,247
218,426	BNP Paribas	15,292,072
277,753	Bouygues SA	12,917,220
178,582	Carrefour SA	6,491,529
422,067	Cie de Saint-Gobain	24,078,030
108,502	CNP Assurances	2,341,246
177,700	Compagnie Generale des Etablissements Michelin	21,882,860
483,269	Credit Agricole SA	7,542,556
230,013	Electricite de France	8,075,377
1,819,304	GDF Suez	50,776,057
29,981	Lafarge SA	2,590,529
3,298,043	Orange	55,170,090
1,017,171	Peugeot SA*	14,415,427
276,937	Renault SA	26,042,167
644,874	Sanofi	68,945,396
215,337	Schneider Electric SA	20,285,763
296,709	Societe Generale	17,102,505
288,641	Technicolor *	2,130,551
2,406,954	Total SA	168,983,910
102,488	Vallourec SA	5,576,681
416,611	Veolia Environnement SA	7,960,164
415,431	Vinci SA	30,766,625
1,839,285	Vivendi SA *	48,228,517

	Total France	651,633,893

	Germany — 4.0%
188,085	Allianz SE (Registered)	31,951,511
114,108	Aurubis AG	6,218,769
672,691	BASF SE	77,524,579
402,498	Bayerische Motoren Werke AG	50,533,899

Shares	Description	Value ($)
	Germany — continued
244,678	Commerzbank AG *	3,892,852
915,619	Daimler AG	86,985,421
318,128	Deutsche Bank AG (Registered)	12,884,572
410,814	Deutsche Lufthansa AG (Registered)	10,856,360
2,303,095	Deutsche Telekom AG (Registered)	38,890,109
47,037	Duerr AG	4,030,408
3,098,335	E.ON AG	60,360,201
208,879	Freenet AG	6,492,739
54,603	Fresenius Medical Care AG & Co	3,617,844
33,741	Hannover Rueck SE	3,002,227
58,890	HeidelbergCement AG	5,076,822
214,597	K+S AG (Registered)	7,468,711
281,764	Kloeckner & Co SE *	4,745,527
160,557	Metro AG *	6,718,669
70,816	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	15,711,385
858,964	RWE AG	34,502,426
85,077	Salzgitter AG	3,641,215
75,706	Telefonica Deutschland Holding AG	588,350
36,348	Volkswagen AG	9,582,720

	Total Germany	485,277,316

	Hong Kong — 0.2%
271,098	Cheung Kong Holdings Ltd	4,852,786
3,462,708	Esprit Holdings Ltd	5,108,279
657,052	Link (REIT)	3,504,328
171	Melco International Development Ltd	545
548,319	Sun Hung Kai Properties Ltd	7,511,931
319,000	Wharf Holdings Ltd (The)	2,268,866
970,500	Yue Yuen Industrial Holdings	3,004,156

	Total Hong Kong	26,250,891

	Hungary — 0.1%
685,255	Magyar Telekom Telecommunications Plc *	1,012,539
10,187	MOL Hungarian Oil and Gas Plc	587,591
215,408	OTP Bank Plc	4,710,665

	Total Hungary	6,310,795

	India — 1.0%
57,044	Aban Offshore Ltd	683,107
12,920	ACC Ltd	292,334
1,107,106	Allahabad Bank	2,370,519
662,038	Andhra Bank	1,065,165
1,707,416	Ashok Leyland Ltd	934,759
403,058	Aurobindo Pharma Ltd	4,456,741
69,100	Axis Bank Ltd	2,147,199
12,800	Bajaj Auto Ltd	421,096
114,844	Bank of Baroda (a)	1,639,911
422,810	Bank of India	2,243,743
863,524	Bharat Heavy Electricals Ltd	3,528,687
29,380	Bharat Petroleum Corp Ltd	259,493
274,660	Bharti Airtel Ltd	1,599,433

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
775,200	Cairn India Ltd	4,450,988
512,461	Canara Bank Ltd	3,603,701
554,538	Coal India Ltd	3,480,293
397,928	GAIL India Ltd	2,544,207
94,407	HCL Technologies Ltd	2,281,666
1,149,599	HDFC Bank Ltd (a)	15,422,992
36,379	Hero MotoCorp Ltd	1,442,545
1,295,822	Housing Development & Infrastructure Ltd *	1,994,736
75,432	Housing Development Finance Corp	1,119,289
58,369	ICICI Bank Ltd	1,393,066
24,800	ICICI Bank Ltd Sponsored ADR	1,231,816
269,318	Idea Cellular Ltd	629,227
454,602	IDFC Ltd	971,674
5,453	Infosys Ltd	271,257
11,268	Infosys Ltd Sponsored ADR	579,513
79,791	Jai Balaji Industries Ltd *	34,436
1,060,759	Jaiprakash Associates Ltd	1,311,363
75,833	Jindal Steel & Power Ltd	383,171
21,160	JSW Steel Ltd	433,800
742,726	Karnataka Bank Ltd	1,694,192
44,335	Kiri Industries Ltd *	98,924
105,852	LIC Housing Finance Ltd	570,282
86,226	Mahindra & Mahindra Ltd	1,802,881
21,728	Maruti Suzuki India Ltd (a)	834,458
1,914,648	NHPC Ltd	803,125
881,120	NMDC Ltd	2,531,700
437,532	Oil & Natural Gas Corp Ltd	2,814,760
37,759	Oil India Ltd	363,793
571,941	Oriental Bank of Commerce	3,280,399
597,008	Power Finance Corp	2,941,021
133,723	Power Grid Corp of India Ltd	276,091
388,032	Punjab National Bank Ltd (a)	6,207,332
168,147	Reliance Energy Ltd	1,965,746
33,467	Reliance Industries Ltd	603,018
231,267	Rural Electrification Corp Ltd	1,246,393
1,003,444	Sesa Goa Ltd	4,762,496
181,274	State Bank of India	7,782,469
503,913	Syndicate Bank	1,202,965
17,152	Tata Consultancy Services Ltd	622,947
307,030	Tata Global Beverages Ltd	774,719
102,045	Tata Motors Ltd	714,936
65,993	Tata Motors Ltd – Class A	286,967
13,800	Tata Motors Ltd Sponsored ADR	513,912
531,831	Tata Power Co Ltd	938,977
151,019	Tech Mahindra Ltd	4,921,778
176,037	UCO Bank	309,532
53,380	United Phosphorus Ltd	272,636
60,877	Wipro Ltd	521,508

	Total India	116,881,884

Shares	Description	Value ($)
	Indonesia — 0.3%
6,020,600	Adaro Energy Tbk PT	632,800
14,929,500	Astra International Tbk PT	9,056,975
2,994,340	Bank Mandiri Persero Tbk PT	2,623,906
1,375,370	Bank Rakyat Indonesia Persero Tbk PT	1,203,639
3,021,900	Bank Tabungan Negara Persero Tbk PT	282,667
2,139,000	Gajah Tunggal Tbk PT	321,953
6,681,300	Global Mediacom Tbk PT	1,175,044
4,572,800	Harum Energy Tbk PT	951,356
555,900	Indo Tambangraya Megah Tbk PT	1,366,011
746,000	Indosat Tbk PT	252,591
2,469,500	Media Nusantara Citra Tbk PT	599,721
32,433,700	MNC Investama Tbk PT	889,716
4,782,400	Perusahaan Gas Negara Persero Tbk PT	2,224,326
2,826,900	Ramayana Lestari Sentosa Tbk PT	300,523
504,400	Tambang Batubara Bukit Asam Persero Tbk PT	462,892
37,293,200	Telekomunikasi Indonesia Persero Tbk PT	8,246,579
35,100	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,533,168
2,076,200	XL Axiata Tbk PT	974,520

	Total Indonesia	33,098,387

	Ireland — 0.1%
261,975	CRH Plc	7,195,281
172,554	Smurfit Kappa Group Plc	4,165,551

	Total Ireland	11,360,832

	Israel — 0.2%
396,465	Bank Hapoalim BM	2,315,908
1,387,840	Bank Leumi Le-Israel *	5,497,443
204,900	Check Point Software Technologies Ltd *	13,211,952
2,217,336	Israel Discount Bank Ltd – Class A *	3,904,723
249,705	Partner Communications Co Ltd *	2,104,118

	Total Israel	27,034,144

	Italy — 1.7%
6,340,666	A2A SPA	7,603,328
23,814	Azimut Holding SPA	652,609
106,151	Banco Popolare SC *	2,050,290
9,515,554	Enel SPA	53,896,395
2,569,722	ENI SPA	65,446,396
124,879	Exor SPA	5,366,733
1,066,674	Fiat SPA *	11,173,655
975,967	Finmeccanica SPA *	8,024,552
85,475	Italcementi SPA-Di RISP	606,052
1,963,240	Mediaset SPA *	9,700,605
488,750	Mediolanum SPA	4,197,815
103,047	Recordati SPA	1,735,914
152,264	Saipem SPA *	3,972,057
19,103,367	Telecom Italia SPA *	23,745,600
9,734,347	Telecom Italia SPA-Di RISP	9,304,937

	Total Italy	207,476,938

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — 3.7%
45,379	Adastria Holdings Co Ltd	1,038,693
494,500	Aeon Co Ltd	5,985,621
53,200	Alfresa Holdings Corp	3,225,979
194,000	Asahi Glass Co Ltd	1,082,760
138,000	Asahi Kasei Corp	1,035,625
10,700	Asatsu-DK, Inc.	257,791
351,000	Calsonic Kansei Corp	2,201,397
216,000	Canon Inc	7,120,372
27,000	Central Japan Railway Co	3,590,451
150,700	Chubu Electric Power Co Inc *	1,814,814
1,838,935	Cosmo Oil Co Ltd	3,537,728
1,500,000	Daikyo Inc	3,216,077
94,000	Daito Trust Construction Co Ltd	10,208,740
96,900	Dena Co Ltd	1,271,634
1,051,463	DIC Corp	2,827,404
58,100	FujiFilm Holdings Corp	1,509,426
86,500	Fuji Oil Co Ltd	1,083,910
239,000	Gunze Ltd	665,888
133,100	Hakuhodo DY Holdings Inc	1,209,060
281,000	Hanwa Co Ltd	1,126,273
1,033,207	Haseko Corp	7,520,651
276,600	Honda Motor Co Ltd	9,710,043
126,100	Idemitsu Kosan Co Ltd	2,624,704
595,900	Inpex Corp	8,632,140
189,600	IT Holdings Corp	3,227,861
1,154,500	Itochu Corp	13,706,173
1,340,600	Japan Tobacco, Inc.	45,538,076
290,900	JFE Holdings Inc	5,550,462
1,874,000	JX Holdings Inc	9,795,813
171,742	K’s Holdings Corp	4,961,231
2,984,000	Kawasaki Kisen Kaisha Ltd	6,284,806
94,000	KDDI Corp.	5,616,786
3,391,000	Kobe Steel Ltd	4,721,793
56,886	Kohnan Shoji Co Ltd	567,096
1,012,000	Leopalace21 Corp *	4,626,715
1,434,000	Marubeni Corp	9,824,862
232,704	Medipal Holdings Corp	3,278,815
1,544,600	Mitsubishi Chemical Holdings Corp	6,419,169
829,700	Mitsubishi Corp	16,444,563
60,000	Mitsubishi Gas Chemical Co Inc	352,725
715,800	Mitsubishi UFJ Lease & Finance Co Ltd	3,886,538
890,900	Mitsui & Co Ltd	13,557,212
1,813,000	Mitsui Chemicals Inc	4,528,189
2,071,667	Mitsui Engineering & Shipbuilding Co Ltd	4,032,166
1,460,012	Mitsui Mining & Smelting Co Ltd	3,579,446
1,483,134	Mitsui OSK Lines Ltd	5,347,154
207,100	Net One Systems Co Ltd	1,554,620
339,000	Nichirei Corp	1,677,038
1,485,600	Nippon Light Metal Co Ltd	2,155,873
204,632	Nippon Paper Industries Co Ltd	4,203,893
310,900	Nippon Telegraph & Telephone Corp	18,405,842
1,904,000	Nippon Yusen Kabushiki Kaisha	5,636,801

Shares	Description	Value ($)
	Japan — continued
421,041	Nipro Corp	3,721,020
3,118,600	Nissan Motor Co Ltd	28,145,519
244,000	Nisshinbo Holdings Inc	2,305,618
363,286	North Pacific Bank Ltd	1,418,266
833,929	NTT Docomo, Inc.	13,903,222
28,000	Okinawa Electric Power Co	907,231
1,763	ORIX JREIT Inc (REIT)	2,359,498
1,242,700	Resona Holdings Inc	6,528,830
281,300	Round One Corp	1,887,193
47,600	Ryohin Keikaku Co Ltd	5,184,557
156,500	Sega Sammy Holdings Inc	3,024,627
122,000	Seino Holdings Co Ltd	1,340,919
25,500	Shimamura Co Ltd	2,472,562
536,900	Showa Shell Sekiyu KK	5,817,413
4,262,400	Sojitz Corp	6,821,684
998,800	Sumitomo Corp	13,126,973
284,400	Sumitomo Electric Industries Ltd	3,847,341
319,000	Sumitomo Metal Mining Co Ltd	4,851,360
3,136,000	Sumitomo Mitsui Construction Co Ltd *	3,282,193
51,052	Suzuken Co Ltd	1,812,209
156,095	Takeda Pharmaceutical Co., Ltd.	7,087,249
1,276,500	Tokyo Electric Power Co Inc (The) *	5,189,070
239,000	TonenGeneral Sekiyu KK	2,297,884
1,324,000	Tosoh Corp	6,340,497
313,500	Toyota Tsusho Corp	8,349,132
450,500	UNY Co Ltd	2,854,747
1,964,567	Yamada Denki Co Ltd	7,267,836

	Total Japan	444,123,549

	Malaysia — 0.0%
394,200	AMMB Holdings Berhad	900,850
1,311,884	CIMB Group Holdings Berhad	2,998,850
330,771	Hong Leong Bank Berhad	1,429,417

	Total Malaysia	5,329,117

	Mexico — 0.3%
1,237,452	America Movil SAB de CV	23,919,947
1,937,400	America Movil SAB de CV – Class L	1,873,129
72,478	Cemex SAB de CV Sponsored ADR *	932,792
14,506	Fomento Economico Mexicano SAB de CV Sponsored ADR	1,378,215
765,800	Grupo Financiero Banorte SAB de CV – Class O	5,592,577

	Total Mexico	33,696,660

	Netherlands — 0.6%
1,219,977	Aegon NV	10,600,147
78,371	Corbion NV	1,747,971
66,116	Heineken NV	4,663,031
1,344,668	ING Groep NV *	18,858,810
709,516	Koninklijke Ahold NV	12,902,495
636,597	Koninklijke BAM Groep NV	3,330,899

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Netherlands — continued
53,449	Koninklijke DSM NV	3,857,248
3,478,378	Koninklijke KPN NV *	12,880,138
85,275	SNS REAAL NV * (b)	—

	Total Netherlands	68,840,739

	New Zealand — 0.1%
537,513	Chorus Ltd	778,923
425,227	Fletcher Building Ltd	3,236,246
2,324,126	Telecom Corp of New Zealand	5,312,229

	Total New Zealand	9,327,398

	Norway — 0.5%
345,419	DNB ASA	6,496,650
380,851	Golden Ocean Group Ltd	692,784
164,952	Petroleum Geo-Services ASA	1,780,955
1,190,308	Statoil ASA	36,480,294
157,840	Telenor ASA	3,743,677
85,092	TGS Nopec Geophysical Co ASA	2,777,209
188,260	Yara International ASA	8,596,449

	Total Norway	60,568,018

	Panama — 0.0%
15,100	Copa Holdings SA – Class A	2,158,243

	Peru — 0.1%
495,055	Companhia de Minas Buenaventura SA ADR	5,292,138
217,600	Southern Copper Corp.	6,467,072

	Total Peru	11,759,210

	Philippines — 0.0%
517,560	BDO Unibank Inc	1,047,592
56,960	GT Capital Holdings Inc	1,115,147
519,076	Metropolitan Bank & Trust	992,367
5,495	Philippine Long Distance Telephone Co	355,532
10,700	Philippine Long Distance Telephone Co Sponsored ADR	701,385
1,387,000	Puregold Price Club Inc	1,325,972

	Total Philippines	5,537,995

	Poland — 0.3%
227,698	Boryszew SA *	368,689
81,147	Jastrzebska Spolka Weglowa SA	1,256,883
626,878	KGHM Polska Miedz SA *	23,958,374
810,971	PGE SA	5,600,777
90,478	Polski Koncern Naftowy Orlen SA	1,259,990
513,767	Synthos SA	747,048

	Total Poland	33,191,761

	Portugal — 0.1%
2,715,135	EDP-Energias de Portugal SA	12,850,352

Shares	Description	Value ($)
	Russia — 1.9%
245,811	Aeroflot-Russian Airlines *	388,568
78,683	Bashneft OAO – Class S *	5,086,799
150,400	CTC Media, Inc.	1,529,568
20,406	Eurasia Drilling Co Ltd GDR	610,793
386,418	Evraz Plc *	680,778
74,088	Gazprom Neft JSC Sponsored ADR	1,500,205
7,482,740	Gazprom OAO Sponsored ADR	61,130,746
86,709	Globaltrans Investment Plc Sponsored GDR	948,115
906,628	Lukoil OAO Sponsored ADR	51,352,361
45,017	Magnit OJSC GDR	2,626,864
68,428	Mail.ru Group Ltd GDR (Registered) *	2,334,793
47,628	MegaFon OAO GDR	1,430,245
303,189	MMC Norilsk Nickel OJSC ADR	5,822,258
549,700	Mobile Telesystems Sponsored ADR	10,163,953
37,193	NovaTek OAO GDR	4,322,421
2,955,644	Rosneft OJSC GDR (Registered)	19,308,111
2,472,820	Sberbank Sponsored ADR	24,880,138
119,455	Sistema JSFC Sponsored GDR (Registered)	3,418,707
1,804,205	Surgutneftegas Sponsored ADR	13,258,392
166,729	Tatneft Sponsored GDR	5,972,691
361,100	VimpelCom Ltd Sponsored ADR	3,022,407
141,936,780	VTB Bank OJSC *	195,021
3,584,599	VTB Bank OJSC GDR (Registered)	9,647,794

	Total Russia	229,631,728

	Singapore — 0.2%
2,657,085	Ezra Holdings Ltd	2,300,738
15,050,000	Golden Agri-Resources Ltd	6,912,561
5,694,000	Noble Group Ltd	6,295,572
580,000	Singapore Technologies Engineering Ltd	1,790,787
1,132,000	Swiber Holdings Ltd	519,574
4,348,644	Yangzijiang Shipbuilding Holdings Ltd	3,505,850

	Total Singapore	21,325,082

	South Africa — 0.5%
3,225,852	African Bank Investments Ltd	2,561,363
44,763	Barclays Africa Group Ltd	652,146
57,327	Bidvest Group Ltd	1,594,546
336,528	Capital Property Fund (REIT)	334,082
99,209	FirstRand Ltd	373,362
29,016	Gold Fields Ltd	102,992
437,614	Gold Fields Ltd Sponsored ADR	1,549,154
38,722	Investec Ltd	332,569
143,185	Kumba Iron Ore Ltd	4,375,684
255,521	Life Healthcare Group Holdings Ltd	1,003,657
826,864	MTN Group Ltd	17,442,041
137,301	Naspers Ltd-N Shares	15,166,463
144,314	Sasol Ltd	8,122,024
1,647	Sasol Ltd Sponsored ADR	92,710
145,169	Telkom South Africa Ltd *	531,192
323,494	Vodacom Group Ltd	3,924,835
104,984	Wilson Bayly Holmes-Ovcon Ltd	1,329,569

	Total South Africa	59,488,389

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	South Korea — 2.4%
160,060	BS Financial Group Inc	2,442,499
47,990	Capro Corp *	205,937
52,063	CJ E & M Corp *	2,206,514
1,200	CJ O Shopping Co Ltd	424,953
31,951	Daelim Industrial Co Ltd	2,530,877
21,080	Daou Technology Inc	254,528
45,010	DGB Financial Group Inc	689,312
57,041	Dongbu Insurance Co Ltd	3,230,657
79,005	GS Engineering & Construction Corp *	2,573,010
66,958	GS Holdings	2,849,533
266,861	Hana Financial Group Inc	9,707,754
60,500	Hankook Tire WorldwideCo Ltd	1,386,608
42,710	Hanwha Corp	1,136,101
26,957	Hyundai Engineering & Construction	1,413,117
25,605	Hyundai Heavy Industries Co Ltd	4,653,692
79,920	Hyundai Marine & Fire Insurance Co Ltd	2,269,955
2,551	Hyundai Mipo Dockyard	404,817
52,816	Hyundai Mobis	14,931,687
82,228	Hyundai Motor Co	18,132,654
188,040	Iljin Holdings Co Ltd	1,187,716
333,720	Industrial Bank of Korea	4,587,706
14,000	Jahwa Electronics Co Ltd	202,892
180,380	KB Financial Group Inc	6,133,748
350,867	Kia Motors Corp	20,263,032
35,816	KJB Financial Group Co Ltd *	400,218
28,184	KNB Financial Group Co Ltd *	384,001
12,502	Kolon Industries Inc	852,040
12,271	Korea Zinc Co Ltd	4,465,425
404,530	KT Corp	12,034,352
30,900	KT Corp Sponsored ADR	459,483
11,498	KT&G Corp	936,330
51,960	LF Corp	1,391,154
9,259	LG Chem Ltd	2,365,373
39,610	LG International Corp	1,059,997
59,610	LG Uplus Corp	561,071
55,460	LIG Insurance Co Ltd	1,542,901
10,454	Lotte Chemical Corp	1,654,210
4,977	Lotte Shopping Co Ltd	1,455,094
89,620	Meritz Fire & Marine Insurance Co Ltd	1,120,850
10,301	Mirae Asset Securities Co Ltd	430,846
6,868	Neowiz Games Corp *	102,472
11,339	NHN Entertainment Corp *	824,927
5,320	POSCO	1,508,189
22,600	POSCO ADR	1,599,854
41,772	S-Oil Corp	2,258,163
19,180	Samsung Card Co	706,865
52,134	Samsung Electronics Co Ltd	73,851,607
2,634	Samsung Electronics Co Ltd GDR (Registered)	1,875,242
90,233	Samsung Engineering Co Ltd *	7,224,887
9,868	Samsung Fire & Marine Insurance Co Ltd	2,516,793
104,110	Samsung Heavy Industries Co Ltd	2,879,612

Shares	Description	Value ($)
	South Korea — continued
21,654	Samsung SDI Co Ltd	3,224,513
11,570	Seah Besteel Corp	320,722
6,722	SFA Engineering Corp	273,878
196,450	Shinhan Financial Group Co Ltd	8,588,274
15,259	Silicon Works Co Ltd	385,015
9,007	SK Chemicals Co Ltd	533,181
3,692	SK Gas Co Ltd	357,149
21,883	SK Holdings Co Ltd	3,952,790
113,513	SK Innovation Co Ltd	11,870,731
67,062	SK Telecom Co Ltd	14,414,813
124,900	SK Telecom Co Ltd ADR	2,976,367
85,697	Sungwoo Hitech Co Ltd	1,228,771
488,359	Woori Finance Holdings Co Ltd *	5,754,154

	Total South Korea	284,161,613

	Spain — 1.5%
27,495	Acciona SA	2,219,028
126,235	ACS Actividades de Construccion y Servicios SA	5,610,366
161,513	Enagas	4,753,160
521,406	Gas Natural SDG SA	15,027,883
5,489,157	Iberdrola SA	39,515,750
440,804	Indra Sistemas SA	7,950,054
291,080	Mapfre SA	1,189,537
921,532	Repsol YPF SA	25,967,941
4,800,342	Telefonica SA	80,596,571

	Total Spain	182,830,290

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	50,636

	Sweden — 0.4%
660,320	Ericsson LM – Class B	8,230,736
132,412	Investor AB	5,205,556
305,546	Sandvik AB	4,355,405
173,610	Skanska AB – Class B	4,022,519
253,325	Tele2 AB – Class B	2,999,320
2,499,888	TeliaSonera AB	18,526,920
339,505	Volvo AB – Class B	4,942,384

	Total Sweden	48,282,840

	Switzerland — 0.5%
348,274	ABB Ltd (Registered)	8,275,289
158,054	Holcim Ltd (Registered)	13,874,888
158,182	Novartis AG (Registered)	14,232,285
10,734	Swiss Life Holding AG (Registered) *	2,581,592
8,031	Swisscom AG (Registered)	4,788,947
125,343	Transocean Ltd	5,295,352
50,281	Zurich Insurance Group AG	15,103,386

	Total Switzerland	64,151,739

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 1.8%
4,335,000	Acer Inc *	2,821,864
809,000	Advanced Semiconductor Engineering Inc	1,028,218
259,000	Advantech Co Ltd	1,919,563
1,659,000	Asustek Computer Inc	18,277,789
1,027,000	Career Technology MFG Co Ltd	1,527,418
1,085,000	Catcher Technology Co Ltd	9,715,982
115,000	Chailease Holding Co Ltd	288,790
1,199,000	China Man-Made Fiber Corp *	434,470
2,701,000	China Petrochemical Development Corp	1,045,222
1,238,000	Chipbond Technology Corp	2,210,526
494,837	Chong Hong Construction Co Ltd	1,392,711
2,562,470	Chunghwa Telecom Co Ltd	8,206,453
500	Chunghwa Telecom Co Ltd ADR	15,925
9,983,000	Compal Electronics Inc	8,216,428
1,727,000	Coretronic Corp	2,007,700
531,000	Delta Electronics Inc	3,461,398
126,000	Dynapack International Technology Corp	371,718
5,843,930	E.Sun Financial Holding Co Ltd	3,862,494
604,000	Elan Microelectronics Corp	1,153,801
974,000	Far EasTone Telecommunications Co Ltd	2,212,823
382,062	Flexium Interconnect Inc	1,011,199
1,362,000	Foxconn Technology Co Ltd	3,146,119
263,000	Fubon Financial Holding Co Ltd	378,465
757,000	Highwealth Construction Corp	1,764,257
9,497,000	Hon Hai Precision Industry Co Ltd	29,326,068
1,526,000	HTC Corp	8,156,632
47,000	Huaku Development Co Ltd	118,010
334,540	ILI Technology Corp	811,123
260,407	Integrated Memory Logic Ltd	771,563
286,000	Kinsus Interconnect Technology Corp	1,305,659
2,140,537	Lite-On Technology Corp	3,471,633
345,000	Makalot Industrial Co Ltd	1,774,527
190,022	MediaTek Inc	3,090,543
2,935,160	Mega Financial Holding Co Ltd	2,452,924
587,000	Novatek Microelectronics Corp Ltd	3,009,350
2,736,000	Pegatron Corp	5,294,359
334,000	Phison Electronics Corp	2,451,799
776,000	Pou Chen Corp	859,281
2,418,808	Powertech Technology Inc	4,670,515
3,178,000	Quanta Computer Inc	8,558,291
1,465,020	Radiant Opto-Electronics Corp	6,023,675
774,330	Realtek Semiconductor Corp	2,391,104
82,732	Silicon Motion Technology Corp ADR	1,372,524
465,000	Siliconware Precision Industries Co	743,761
534,000	Simplo Technology Co Ltd	2,813,847
73,000	Soft-World International Corp	288,306
1,281,000	Synnex Technology International Corp	2,074,894
2,392,102	Taishin Financial Holding Co Ltd	1,189,528
811,000	Taiwan Mobile Co Ltd	2,674,095
690,044	Taiwan PCB Techvest Co Ltd	1,067,234
342,000	Taiwan Semiconductor Manufacturing Co Ltd	1,370,735

Shares	Description	Value ($)
	Taiwan — continued
725,700	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	14,920,392
1,768,085	TPK Holding Co Ltd	14,336,538
1,181,000	Tripod Technology Corp	2,320,236
2,647,000	Unimicron Technology Corp	2,433,607
5,709,522	Wistron Corp	4,861,335
126,000	Wistron NeWeb Corp	302,224
1,515,000	WPG Holdings Co Ltd	2,111,689
573,000	Yungtay Engineering Co Ltd	1,378,898
35,000	Zinwell Corp	37,494

	Total Taiwan	217,305,726

	Thailand — 0.4%
608,600	Advanced Info Service Pcl (Foreign Registered)	4,252,342
1,428,700	Bangchak Petroleum Pcl (Foreign Registered)	1,307,557
7,297,900	Bangkok Dusit Medical Services Pcl (Foreign Registered)	3,695,447
7,772,300	Banpu Pcl (Foreign Registered)	6,871,132
462,250	Electricity Generating Pcl (Foreign Registered)	1,854,984
6,000	Electricity Generating pcl NVDR	24,033
969,600	Esso Thailand Pcl (Foreign Registered) *	175,993
605,000	Glow Energy Pcl (Foreign Registered)	1,475,371
709,600	Intouch Holdings Pcl NVDR (a)	1,607,453
646,600	Krung Thai Bank Pcl NVDR	372,243
1,390,000	PTT Exploration & Production Pcl (Foreign Registered)	6,505,024
832,300	PTT Global Chemical Pcl (Foreign Registered)	1,745,160
1,615,000	PTT Pcl (Foreign Registered)	14,475,552
1,066,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered) (a)	1,725,151
79,500	Ratchaburi Electricity Generating Holding Pcl NVDR	128,574
20,601,400	Sansiri Pcl (Foreign Registered)	1,178,804
774,700	Sansiri Pcl NVDR	44,127
2,643,700	Thai Oil Pcl (Foreign Registered)	4,011,449
1,150,500	Thanachart Capital Pcl (Foreign Registered)	1,193,794
82,300	Thanachart Capital Pcl NVDR	85,233
3,557,400	TTW Pcl (Foreign Registered)	1,129,414

	Total Thailand	53,858,837

	Turkey — 1.3%
3,247,648	Akbank TAS	12,661,763
3,867,688	Asya Katilim Bankasi AS *	2,948,744
121,791	Dogus Gayrimenkul Yatirim Ortakligi AS *	282,057
116,455	Dogus Otomotiv Servis ve Ticaret AS	478,869
1,619,302	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,720,982
3,105,053	Emlak Konut Gayrimenkul Yatirim (REIT)	3,958,568
900,871	Eregli Demir ve Celik Fabrikalari TAS	1,341,015
807,687	Gubre Fabrikalari TAS	1,548,859

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	Turkey — continued
790,095	Haci Omer Sabanci Holding AS	3,839,072
1,678,990	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	2,090,094
512,765	KOC Holding AS	2,528,826
309,429	Koza Altin Isletmeleri AS	3,087,344
1,673,369	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,948,747
190,319	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	419,943
1,140	Pegasus Hava Tasimaciligi AS *	15,360
1,366,235	Tekfen Holding AS	3,623,651
44,384	Tofas Turk Otomobil Fabrikasi AS	275,050
167,764	Tupras-Turkiye Petrol Rafineriler AS	4,074,648
705,719	Turk Hava Yollari Anonim Ortakligi	2,399,589
1,506,196	Turk Telekomunikasyon AS	4,356,161
1,536,339	Turkcell Iletisim Hizmetleri AS *	9,599,979
11,300	Turkcell Iletisim Hizmetleri AS ADR *	175,150
4,800,692	Turkiye Garanti Bankasi AS	19,545,715
2,070,620	Turkiye Halk Bankasi AS	16,080,196
9,084,517	Turkiye IS Bankasi – Class C	25,849,410
826,216	Turkiye Sise ve Cam Fabrikalari AS	1,145,375
5,501,281	Turkiye Vakiflar Bankasi TAO – Class D	13,265,846
4,698,212	Yapi ve Kredi Bankasi AS	10,949,739

	Total Turkey	150,210,752

	United Kingdom — 5.0%
274,621	Amlin Plc	2,166,681
1,114,350	AstraZeneca Plc	80,510,600
1,022,224	Aviva Plc	8,994,452
1,240,751	BAE Systems Plc	8,814,210
1,346,679	Balfour Beatty Plc	5,328,096
2,217,239	Barclays Plc	9,172,325
526,541	BG Group Plc	10,796,920
14,472,441	BP Plc	121,996,156
130,057	Bunzl Plc	3,645,467
173,872	Cape Plc	886,333
253,666	Catlin Group Ltd	2,228,491
1,898,693	Centrica Plc	10,695,585
659,613	Cobham Plc	3,528,541
1,158,818	Debenhams Plc	1,480,223
4,788,470	Dixons Retail Plc *	3,897,135
402,539	Drax Group Plc	4,246,636
2,174,865	FirstGroup Plc *	5,115,877
1,575,288	Glencore Plc	8,554,844
1,025,704	Home Retail Group Plc	3,242,682
1,185,786	HSBC Holdings Plc	12,508,123
787,629	Imperial Tobacco Group Plc	35,567,510
357,249	Inchcape Plc	3,737,810
351,109	Intermediate Capital Group Plc	2,463,841
53,563	JD Wetherspoon Plc	721,460
199,076	J Sainsbury Plc	1,156,021
146,110	Lancashire Holdings Ltd	1,590,225
4,109,830	Man Group Plc	6,918,548

Shares	Description	Value ($)
	United Kingdom — continued
538,090	Marks & Spencer Group Plc	4,062,463
93,296	Micro Focus International Plc	1,312,182
292,695	National Express Group Plc	1,361,914
35,650	Next Plc	3,979,099
102,197	Pearson Plc	2,007,107
2,158,947	Royal Dutch Shell Plc A Shares (London)	84,896,469
1,536,140	Royal Dutch Shell Plc B Shares (London)	62,793,715
331,220	RSA Insurance Group Plc *	2,664,280
306,809	Scottish & Southern Energy Plc	8,007,910
438,111	Spirit Pub Co Plc	591,377
576,120	Standard Life Assurance Plc	3,868,101
4,344,250	Tesco Plc	22,117,549
2,376,754	Thomas Cook Group Plc *	6,542,213
902,387	TUI Travel Plc	6,211,440
7,081,366	Vodafone Group Plc	24,827,583
1,698,879	WM Morrison Supermarkets Plc	5,755,910

	Total United Kingdom	600,964,104

	United States — 21.5%
326,400	3M Co.	46,528,320
866,400	Abbott Laboratories	34,664,664
287,290	Accenture Plc – Class A	23,399,771
61,400	Allergan, Inc.	10,282,044
49,900	Ametek, Inc.	2,648,692
192,100	Amgen, Inc.	22,281,679
34,100	Amphenol Corp. – Class A	3,266,780
90,000	Analog Devices, Inc.	4,714,200
11,800	Ansys, Inc. *	866,710
179,800	Apache Corp.	16,760,956
54,200	Apollo Education Group, Inc. *	1,452,560
113,200	Apple, Inc.	71,655,600
10,500	Applied Industrial Technologies, Inc.	500,010
13,500	AptarGroup, Inc.	898,965
277,000	Baxter International, Inc.	20,611,570
113,000	Becton, Dickinson and Co.	13,300,100
374,700	Bed Bath & Beyond, Inc. *	22,800,495
36,900	Biogen Idec, Inc. *	11,784,753
94,300	Bristol-Myers Squibb Co.	4,690,482
16,200	Brown-Forman Corp. – Class B	1,501,254
5,600	Buckle, Inc. (The)	251,160
115,600	CA, Inc.	3,316,564
7,900	Capella Education Co.	452,196
38,800	Cerner Corp. *	2,097,140
859,600	Chevron Corp.	105,550,284
63,500	Church & Dwight Co., Inc.	4,396,105
51,400	CH Robinson Worldwide, Inc.	3,076,804
3,897,100	Cisco Systems, Inc.	95,946,602
69,000	Citrix Systems, Inc. *	4,275,930
13,500	Clarcor, Inc.	790,155
132,600	Coach, Inc.	5,398,146
1,900,700	Coca-Cola Co. (The)	77,757,637

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
208,200	Cognizant Technology Solutions Corp. – Class A *	10,120,602
450,900	Colgate-Palmolive Co.	30,841,560
454,300	ConocoPhillips	36,316,742
110,400	Costco Wholesale Corp.	12,808,608
141,700	Covidien Plc	10,359,687
27,700	CR Bard, Inc.	4,097,107
276,300	Danaher Corp.	21,670,209
112,800	Denbury Resources, Inc.	1,905,192
94,100	Devon Energy Corp.	6,953,990
22,800	Donaldson Co., Inc.	928,644
35,900	Dover Corp.	3,129,762
433,100	eBay, Inc. *	21,971,163
10,600	Edwards Lifesciences Corp. *	860,720
243,100	Eli Lilly & Co.	14,551,966
1,052,600	EMC Corp.	27,957,056
388,900	Emerson Electric Co.	25,951,297
10,000	Energen Corp.	853,800
19,200	Equifax, Inc.	1,359,168
67,200	Expeditors International of Washington, Inc.	3,058,272
1,218,992	Express Scripts Holding Co. *	87,121,358
462,800	Exxon Mobil Corp.	46,525,284
17,400	F5 Networks, Inc. *	1,888,770
5,800	FactSet Research Systems, Inc.	621,412
23,200	Fastenal Co.	1,131,000
160,700	General Mills, Inc.	8,827,251
45,000	Gentex Corp.	1,301,400
79,000	Genuine Parts Co.	6,820,070
22,600	Global Payments, Inc.	1,549,456
109,600	Google, Inc. – Class A *	62,652,840
106,000	Google, Inc. – Class C *	59,463,880
13,700	Grand Canyon Education, Inc. *	603,485
38,800	Hasbro, Inc.	2,083,560
12,400	Heartland Express, Inc.	268,150
36,000	Henry Schein, Inc. *	4,307,400
43,600	Herbalife Ltd.	2,826,588
111,300	Hess Corp.	10,161,690
668,800	Hewlett-Packard Co.	22,404,800
40,100	Hormel Foods Corp.	1,973,321
15,300	Hubbell, Inc. – Class B	1,790,100
86,200	Humana, Inc.	10,728,452
187,500	Illinois Tool Works, Inc.	16,228,125
538,000	International Business Machines Corp.	99,185,680
125,100	Intuit, Inc.	9,919,179
4,600	Intuitive Surgical, Inc. *	1,700,804
4,200	J&J Snack Foods Corp.	393,414
19,700	Jack Henry & Associates, Inc.	1,142,403
1,099,400	Johnson & Johnson	111,545,124
1,333,800	JPMorgan Chase & Co.	74,119,266
46,600	Laboratory Corp. of America Holdings *	4,780,228
5,400	Lancaster Colony Corp.	482,166

Shares	Description	Value ($)
	United States — continued
14,000	Landstar System, Inc.	909,020
63,100	Linear Technology Corp.	2,912,696
105,500	Lorillard, Inc.	6,558,935
24,500	Magnachip Semiconductor Corp. *	304,290
380,800	Marathon Oil Corp.	13,960,128
14,100	Masimo Corp. *	347,424
27,000	Mastercard, Inc. – Class A	2,064,150
169,800	Mattel, Inc.	6,593,334
33,300	McCormick & Co., Inc. (Non Voting)	2,407,923
224,500	McDonald’s Corp.	22,771,035
19,600	Mednax, Inc. *	1,129,548
395,000	Medtronic, Inc.	24,106,850
5,100	Mettler-Toledo International, Inc. *	1,249,602
23,600	Micros Systems, Inc. *	1,260,712
3,145,800	Microsoft Corp.	128,789,052
169,000	Monsanto Co.	20,592,650
11,200	MSC Industrial Direct Co., Inc. – Class A	1,030,064
90,400	Murphy Oil Corp.	5,574,968
107,700	NetApp, Inc.	3,985,977
25,100	NeuStar, Inc. – Class A *	703,302
29,700	Newfield Exploration Co. *	1,083,456
319,400	Nike, Inc. – Class B	24,565,054
283,600	Occidental Petroleum Corp.	28,272,084
32,900	Oceaneering International, Inc.	2,370,445
3,210,000	Oracle Corp.	134,884,200
25,300	Pall Corp.	2,143,922
34,500	Patterson Cos., Inc.	1,351,020
101,100	Paychex, Inc.	4,156,221
432,800	PepsiCo, Inc.	38,229,224
154,900	Pfizer, Inc.	4,589,687
1,543,100	Philip Morris International, Inc.	136,626,074
10,700	Polaris Industries, Inc.	1,379,444
46,600	Precision Castparts Corp.	11,788,868
1,184,400	Procter & Gamble Co. (The)	95,687,676
787,100	Qualcomm, Inc.	63,322,195
14,100	Ralph Lauren Corp.	2,164,068
15,900	ResMed, Inc.	795,954
87,700	Reynolds American, Inc.	5,229,551
43,800	Rockwell Automation, Inc.	5,303,304
19,900	Roper Industries, Inc.	2,819,432
38,200	Sigma-Aldrich Corp.	3,763,846
127,500	St Jude Medical, Inc.	8,274,750
19,300	Steven Madden Ltd. *	614,898
15,400	Stone Energy Corp. *	683,606
159,600	Stryker Corp.	13,484,604
238,200	Sysco Corp.	8,939,646
9,400	Techne Corp.	825,226
145,000	Teradata Corp. *	6,088,550
27,400	Texas Roadhouse, Inc.	692,672
118,900	TJX Cos, Inc. (The)	6,474,105
67,400	Total System Services, Inc.	2,039,524

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
15,900	Tupperware Brands Corp.	1,331,148
7,700	United Natural Foods, Inc. *	519,057
57,804	United Technologies Corp.	6,717,981
501,200	UnitedHealth Group, Inc.	39,910,556
33,300	Urban Outfitters, Inc. *	1,116,216
37,600	Varian Medical Systems, Inc. *	3,100,120
140,500	VF Corp.	8,854,310
17,800	Wabtec Corp.	1,401,572
560,100	Wal-Mart Stores, Inc.	42,998,877
22,600	Waters Corp. *	2,263,616
129,100	WellPoint, Inc.	13,989,276
1,305,200	Wells Fargo & Co.	66,278,056
24,200	Whiting Petroleum Corp. *	1,738,770
80,000	WPX Energy, Inc. *	1,694,400
17,900	WW Grainger, Inc.	4,624,823
91,600	Xilinx, Inc.	4,301,536
73,500	Zimmer Holdings, Inc.	7,669,725

	Total United States	2,582,565,534

	TOTAL COMMON STOCKS (COST $6,530,917,436)	7,092,847,537

	PREFERRED STOCKS — 2.2%

	Brazil — 1.3%
532,600	AES Tiete SA	4,067,663
511,090	Banco Bradesco SA	7,120,082
512,210	Banco Bradesco SA ADR	7,145,329
469,951	Banco do Estado do Rio Grande do Sul SA – Class B	2,227,773
174,250	Bradespar SA	1,446,704
144,100	Companhia de Transmissao de Energia Eletrica Paulista	1,674,295
1,365,727	Companhia Energetica de Minas Gerais	9,497,847
1,255,439	Companhia Energetica de Minas Gerais Sponsored ADR	8,813,182
284,774	Companhia Energetica de Sao Paulo – Class B	3,416,830
203,200	Companhia Paranaense de Energia – Class B	2,923,330
157,200	Companhia Paranaense de Energia Sponsored ADR	2,282,544
734,100	Eletropaulo Metropolitana SA	2,932,730
861,300	Gerdau SA	5,124,818
335,700	Gerdau SA Sponsored ADR	1,994,058
225,300	Gol Linhas Aereas Inteligentes SA	1,324,466
181,400	Gol Linhas Aereas Inteligentes SA ADR *	1,072,074
730,004	Itau Unibanco Holding SA	11,372,200
546,060	Itau Unibanco Holding SA ADR	8,463,930
3,663,808	Itausa-Investimentos Itau SA	13,966,397
432,600	Metalurgica Gerdau SA	3,149,447
3,407,000	Oi SA	2,950,310
534,300	Oi SA ADR	450,629
92,800	Petroleo Brasileiro SA Sponsored ADR	1,385,504

Shares	Description	Value ($)
	Brazil — continued
285,400	Telefonica Brasil SA	5,700,866
498,000	Telefonica Brasil SA ADR	10,014,780
155,200	Tim Participacoes SA ADR	4,227,648
2,466,400	Vale SA	28,227,691
253,300	Vale SA Sponsored ADR	2,907,884

	Total Brazil	155,881,011

	Germany — 0.6%
206,535	Porsche Automobil Holding SE	22,075,303
194,587	Volkswagen AG	51,815,651

	Total Germany	73,890,954

	Russia — 0.2%
1,470,204	Sberbank	2,903,472
21,979,907	Surgutneftegaz OJSC	16,355,029
1,491	Transneft	3,414,386

	Total Russia	22,672,887

	South Korea — 0.1%
22,229	Hyundai Motor Co	3,296,896
20,456	Hyundai Motor Co	2,890,187
5,843	Samsung Electronics Co Ltd	6,355,156
163	Samsung Electronics Co Ltd GDR (Registered)	89,324

	Total South Korea	12,631,563

	TOTAL PREFERRED STOCKS (COST $265,561,423)	265,076,415

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
5,520	Gol Linhas Aereas Inteligentes SA Rights, Expires 07/04/14 *	—

	France — 0.0%
864,865	Peugeot SA Warrants, Expires 04/29/17 *	1,694,138

	Hong Kong — 0.0%
61,589	Sun Hung Kai Properties Ltd Warrants, Expires 04/22/16 *	78,565

	South Korea — 0.0%
25,213	BS Financial Group Inc Rights, Expires 07/04/14 *	48,192
27,709	GS Engineering & Construction Corp Rights, Expires 06/03/14 *	150,740

	Total South Korea	198,932

	TOTAL RIGHTS/WARRANTS (COST $1,106,601)	1,971,635

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

May 31, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	INVESTMENT FUNDS — 0.0%

	Thailand — 0.0%
1,129,240	BTS Rail Mass Transit Growth Infrastructure Fund	339,029
3,853,600	TRUE Telecommunication Growth Infrastructure Fund	1,151,179

	TOTAL INVESTMENT FUNDS (COST $1,656,254)	1,490,208

	DEBT OBLIGATIONS — 12.7%

	United States — 12.7%
	Bank Loans — 0.0%
380,447	Caesars Entertainment Corp. Term Loan B1, 3.15%, due 01/28/15	377,594
775,307	Caesars Entertainment Corp. Term Loan B3, 3.15%, due 01/28/15	764,647

	Total Bank Loans	1,142,241

	CMBS Collateralized Debt Obligations — 0.0%
1,599,400	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	1,599

	Insured Other — 0.0%
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	552,500

	U.S. Government — 12.7%
124,040,562	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (c)	150,786,808
522,816,862	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (c)	525,962,128
65,407,800	U.S. Treasury Inflation Indexed Note, 0.50%, due 04/15/15 (c)	66,399,121
630,559,069	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/23 (c)	628,637,756
147,306,544	U.S. Treasury Inflation Indexed Note, 1.13%, due 01/15/21 (c)	159,413,374

	Total U.S. Government	1,531,199,187

	TOTAL DEBT OBLIGATIONS (COST $1,503,419,116)	1,532,895,527

	SHORT-TERM INVESTMENTS — 24.0%

	Money Market Funds — 4.4%
523,181,393	State Street Institutional Treasury Money Market Fund-Institutional Class, 0.00% (d)	523,181,393

	U.S. Government — 19.6%
90,000,000	U.S. Treasury Bill, 0.03%, due 09/18/14 (e) (f)	89,991,180
307,000,000	U.S. Treasury Bill, 0.03%, due 07/03/14 (e)	306,991,061

Par Value ($)	Description	Value ($)
	U.S. Government — continued
165,000,000	U.S. Treasury Bill, 0.05%, due 07/24/14 (e) (f)	164,988,165
455,385,000	U.S. Treasury Bill, 0.03%, due 07/17/14 (e)	455,368,094
294,225,000	U.S. Treasury Bill, 0.03%, due 08/21/14 (e) (f)	294,205,287
502,775,000	U.S. Treasury Bill, 0.04%, due 10/16/14 (e) (f)	502,699,081
100,000,000	U.S. Treasury Bill, 0.03%, due 01/08/15 (e)	99,975,600
100,000,000	U.S. Treasury Bill, 0.03%, due 10/09/14 (e)	99,989,200
342,700,000	U.S. Treasury Bill, 0.04%, due 11/06/14 (e)	342,640,370

	Total U.S. Government	2,356,848,038

	TOTAL SHORT-TERM INVESTMENTS (COST $2,880,011,186)	2,880,029,431

	TOTAL INVESTMENTS — 97.9% (Cost $11,182,672,016)	11,774,310,753
	Other Assets and Liabilities (net) — 2.1%	249,994,228

	TOTAL NET ASSETS — 100.0%	$12,024,304,981

A summary of outstanding financial instruments at May 31, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
07/02/2014	BOA	AUD	21,379,322	USD	19,929,505	$72,732
07/02/2014	MSCI	AUD	21,379,322	USD	19,927,305	70,532
07/02/2014	BOA	CAD	5,638,962	USD	5,136,410	(60,358)
07/02/2014	MSCI	CAD	5,638,961	USD	5,136,222	(60,546)
07/02/2014	BCLY	CHF	4,832,805	USD	5,428,715	30,374
07/02/2014	DB	CHF	4,881,621	USD	5,500,046	47,177
07/02/2014	JPM	CHF	13,293,550	USD	15,059,859	210,696
07/02/2014	MSCI	CHF	18,199,578	USD	20,570,089	240,793
07/02/2014	SSB	CHF	4,906,028	USD	5,513,847	33,715
07/02/2014	BOA	GBP	24,777,389	USD	41,688,205	165,480
07/02/2014	MSCI	GBP	27,487,015	USD	46,259,708	196,108
07/02/2014	BOA	NOK	98,017,227	USD	16,311,517	(66,357)
07/02/2014	MSCI	NOK	98,017,227	USD	16,311,146	(66,728)
07/02/2014	MSCI	NZD	9,138,161	USD	7,762,667	21,768
07/02/2014	BBH	SEK	31,609,298	USD	4,805,722	84,840
07/02/2014	BOA	SEK	131,977,694	USD	20,121,072	410,066
07/02/2014	JPM	SEK	31,293,205	USD	4,770,202	96,529
07/02/2014	MSCI	SEK	31,767,344	USD	4,829,172	84,686
07/02/2014	SSB	SEK	31,767,344	USD	4,841,273	96,787
07/02/2014	BCLY	USD	12,830,174	SGD	16,032,226	(48,362)
07/02/2014	BOA	USD	68,724,802	JPY	7,056,147,282	601,595
07/02/2014	BOA	USD	6,310,194	SGD	7,896,469	(14,675)
07/02/2014	DB	USD	19,263,076	SGD	24,185,793	19,228
07/02/2014	JPM	USD	9,124,716	EUR	6,633,462	(82,826)
07/02/2014	JPM	USD	19,264,257	SGD	24,185,793	18,046
07/02/2014	MSCI	USD	2,133,288	EUR	1,538,736	(35,879)
07/02/2014	MSCI	USD	68,704,393	JPY	7,056,147,282	622,005
07/02/2014	MSCI	USD	6,378,092	SGD	7,976,231	(18,982)

						$2,668,444

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

May 31, 2014 (Unaudited)

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	385	06/20/2014	Euro STOXX 50, Strike 3,200	$398,193	$(159,084)
Put	7,324	06/20/2014	Euro STOXX 50, Strike 3,175	6,744,537	(2,103,305)
Put	871	06/20/2014	FTSE 100, Strike 6,850	1,295,354	(940,416)
Put	8	06/20/2014	FTSE 100, Strike 6,875	11,878	(10,776)
Put	105	06/27/2014	Hang Seng, Strike 23,000	234,908	(258,746)
Put	645	06/13/2014	Nikkei 225, Strike 14,125	1,992,098	(249,744)
Put	37	06/13/2014	Nikkei 225, Strike 14,375	136,403	(29,648)
Put	61	06/13/2014	Nikkei 225, Strike 14,625	137,580	(94,333)
Put	1,314	06/21/2014	S&P 500, Strike 1,870	3,845,526	(584,730)
Put	75	06/21/2014	S&P 500, Strike 1,875	256,244	(39,225)
Put	9	06/21/2014	S&P 500, Strike 1,885	27,869	(6,057)
Put	16	06/21/2014	S&P 500, Strike 1,915	30,185	(23,200)
Put	671	06/19/2014	S&P ASX 200, Strike 5,500	425,612	(277,100)
Put	45	06/19/2014	S&P ASX 200, Strike 5,525	22,315	(24,310)
Put	107	06/20/2014	S&P TSX 60, Strike 830	11,557	(5,082)
Put	30	06/20/2014	S&P TSX 60, Strike 840	3,329	(2,642)
Put	68	06/20/2014	S&P TSX 60, Strike 835	7,171	(4,421)

				$15,580,759	$(4,812,819)

As of May 31, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NPG – National Public Guarantee Corp.

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	The rate disclosed is the 7 day net yield as of May 31, 2014. Note: Yield rounds to 0.00%.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

As of May 31, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
11,199,617,122	710,882,466	(136,188,835)	574,693,631

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including debt instruments) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the period ended May 31, 2014, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that was valued using fair value inputs obtained from that independent pricing service as of May 31, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

Typically, the Fund values each debt instrument on the most recent quoted price supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available. In the case of non-emerging market debt instruments with a remaining maturity of sixty days or less, the instrument may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk.

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security. If an updated quote for a security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Fund’s exposure. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of May 31, 2014 is as follows:

Securities and Derivatives

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; no alternative pricing source was available
0%*	38%	< 1%

*	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the table below). At May 31, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations with a remaining maturity of greater than sixty days, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government securities with a remaining maturity of sixty days or less valued at amortized cost; certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of May 31, 2014:

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$39,207,625	$—	$39,207,625
Austria	—	16,932,790	—	16,932,790
Belgium	—	26,014,836	—	26,014,836
Brazil	39,131,804	103,802,141	—	142,933,945
Canada	12,638,316	—	—	12,638,316
Chile	1,467,720	1,679,460	—	3,147,180

Description	Level 1		Level 2	Level 3		Total
Asset Valuation Inputs (continued)
Czech Republic	$—		$18,282,503	$—		$18,282,503
Denmark	—		22,953,882	—		22,953,882
Egypt	—		6,044,848	—		6,044,848
Finland	—		57,156,220	—		57,156,220
France	—		651,633,893	—		651,633,893
Germany	—		485,277,316	—		485,277,316
Hong Kong	—		26,250,891	—		26,250,891
Hungary	—		6,310,795	—		6,310,795
India	2,325,241		114,556,643	—		116,881,884
Indonesia	1,533,168		31,565,219	—		33,098,387
Ireland	—		11,360,832	—		11,360,832
Israel	13,211,952		13,822,192	—		27,034,144
Italy	—		207,476,938	—		207,476,938
Japan	—		444,123,549	—		444,123,549
Malaysia	—		5,329,117	—		5,329,117
Mexico	33,696,660		—	—		33,696,660
Netherlands	—		68,840,739	0	**	68,840,739
New Zealand	—		9,327,398	—		9,327,398
Norway	—		60,568,018	—		60,568,018
Panama	2,158,243		—	—		2,158,243
Peru	11,759,210		—	—		11,759,210
Philippines	701,385		4,836,610	—		5,537,995
Poland	—		33,191,761	—		33,191,761
Portugal	—		12,850,352	—		12,850,352
Russia	14,715,928		214,915,800	—		229,631,728
Singapore	—		21,325,082	—		21,325,082
South Africa	1,641,864		57,846,525	—		59,488,389
South Korea	5,035,704		279,125,909	—		284,161,613
Spain	—		182,830,290	—		182,830,290
Sri Lanka	—		50,636	—		50,636
Sweden	—		48,282,840	—		48,282,840
Switzerland	—		64,151,739	—		64,151,739
Taiwan	16,308,841		200,996,885	—		217,305,726
Thailand	—		53,858,837	—		53,858,837
Turkey	175,150		150,035,602	—		150,210,752
United Kingdom	—		600,964,104	—		600,964,104
United States	2,582,565,534		—	—		2,582,565,534

TOTAL COMMON STOCKS	2,739,066,720		4,353,780,817	0	**	7,092,847,537

Preferred Stocks
Brazil	48,757,562		107,123,449	—		155,881,011
Germany	—		73,890,954	—		73,890,954
Russia	—		22,672,887	—		22,672,887
South Korea	—		12,631,563	—		12,631,563

TOTAL PREFERRED STOCKS	48,757,562		216,318,853	—		265,076,415

Rights/Warrants
Brazil	0	**	—	—		0	**
France	1,694,138		—	—		1,694,138
Hong Kong	78,565		—	—		78,565
South Korea	—		—	198,932		198,932

TOTAL RIGHTS/WARRANTS	1,772,703		—	198,932		1,971,635

INVESTMENT FUNDS
Thailand	—		1,490,208	—		1,490,208

TOTAL INVESTMENT FUNDS	—		1,490,208	—		1,490,208

Debt Obligations
United States	—		1,531,199,187	1,696,340		1,532,895,527

TOTAL DEBT OBLIGATIONS	—		1,531,199,187	1,696,340		1,532,895,527

Short-Term Investments	1,952,682,111		927,347,320	—		2,880,029,431

Total Investments	$4,742,279,096		$7,030,136,385	$1,895,272		$11,774,310,753

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$3,123,157	$—	$3,123,157

Total	$4,742,279,096	$7,033,259,542	$1,895,272	$11,777,433,910

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(454,713)	$—	$(454,713)
Written Options
Equity Risk	(665,357)	(4,147,462)	—	(4,812,819)

Total	$(665,357)	$(4,602,175)	$—	$(5,267,532)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at May 31, 2014.

Investments in other GMO Funds (“underlying funds”), if any, held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended May 31, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of May 31, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of May 31, 2014
Rights/Warrants
South Korea	$—	$—	$—	$—	$—	$198,932	$—	$—	$198,932	$198,932
Debt Obligations
Asset-Backed Securities
United States	516,099	—	—	9,688	—	28,312	—	—	554,099	28,312
Bank Loans
United States	1,145,624	—	(1,963)	3,111	19	(4,550)	—	—	1,142,241	(4,550)

Total	$1,661,723	$—	$(1,963)	$12,799	$19	$222,694	$—	$—	$1,895,272	$222,694

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Fund’s exposure (based on the Fund’s net assets) as of May 31, 2014 were as follows:

Level 3 securities and derivatives
< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan agreements and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities. The Fund runs the risk that the market prices of its equity investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If the Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments. The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, it will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards of to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale of those investments. The Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of the Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of the Fund.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. The Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect the Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Fund for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures, foreign currency contracts, swap contracts, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund often will not receive the collateral the day the collateral is required to be posted.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund makes payments (including margin payments) to and receives payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Options. The Fund is permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Short Investment Exposure. The Fund may make short sales as part of its investment programs in an attempt to increase its returns or for hedging purposes. The Fund may make short sales “against the box,” meaning the Fund may make short sales where it owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, the Fund is permitted to engage in short sales of securities or currencies, including securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. The Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies the Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, the Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). Because the Fund’s principal investment strategies may involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations and emerging market securities, the Fund has increased exposure to illiquidity risk. These types of investments can be difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the security’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk Asset-Backed Securities” below, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk Asset-Backed Securities” below.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

Market Risk-Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose the Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of

European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investment and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MERGER ARBITRAGE RISK. The Fund may engage in merger arbitrage transactions, where it will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, the Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, the Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. The Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, the Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, the Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, the Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to a particular geographic region, country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. If a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g. GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Fund are not limited in how often they may purchase or sell Fund shares. Asset allocation decisions by GMO may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” within the meaning of the Investment Company Act of 1940, as amended. This means that it is allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of GMO Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Fund, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Fund holds cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Fund holds exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

The Fund held derivatives during the period ended May 31, 2014. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	X
To manage against anticipated currency exchange rate changes	X
Options (Written)
Used written put option contracts as substitute for direct equity investment	X
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended May 31, 2014, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	—	9,905	$11,507,469	—	—	$—
Options written	—	33,407	43,251,872	—	—	—
Options bought back	—	(11,883)	(15,365,557)	—	—	—
Options expired	—	(19,658)	(23,813,025)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	11,771	$15,580,759	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Fund may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that the Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of May 31, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset:
Investments, at value (rights and/or warrants)	$—	$1,971,635	$—	$—	$—	$1,971,635
Unrealized Appreciation on Forward Currency Contracts	—	—	3,123,157	—	—	3,123,157

Total	$—	$1,971,635	$3,123,157	$—	$—	$5,094,792

Liability:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(454,713)	$—	$—	$(454,713)
Written Options, at value	—	(4,812,819)	—	—	—	(4,812,819)

Total	$—	$(4,812,819)	$(454,713)	$—	$—	$(5,267,532)

The risks referenced in the table above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts and rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the period ended May 31, 2014:

Forward Currency Contracts ($)	Options	Rights and/or warrants ($)
1,538,860,456	11,130	1,709,916

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date:	July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date:	July 29, 2014

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	July 29, 2014